EXHIBIT 99


                            PRICE/YIELD TABLES



GSR0201 - Price/Yield - A2_C

Coupon       5.793                         Dated                        2/1/02
Settle       2/21/02                       First Payment                3/25/02

Price                PRICING 25CPR                    40 CPR              25x12,40x24,50x12,70x12;30
             -------------------------------------------------------------------------------------------
99-12                                5.922                        5.937                           5.935 Yield
                                       115                          158                             151 Spread
             -------------------------------------------------------------------------------------------
99-16                                5.891                        5.899                           5.897 Yield
                                       112                          155                             148 Spread
             -------------------------------------------------------------------------------------------
99-20                                5.861                         5.86                            5.86 Yield
                                       109                          151                             144 Spread
             -------------------------------------------------------------------------------------------
99-24                                 5.83                        5.821                           5.823 Yield
                                       106                          147                             140 Spread
             -------------------------------------------------------------------------------------------
99-28                                  5.8                        5.783                           5.786 Yield
                                       103                          143                             137 Spread
             -------------------------------------------------------------------------------------------
100-00                               5.769                        5.744                           5.749 Yield
                                       100                          139                             133 Spread
             -------------------------------------------------------------------------------------------
100-04                               5.739                        5.706                           5.711 Yield
                                        97                          135                             129 Spread
             -------------------------------------------------------------------------------------------
100-08                               5.709                        5.668                           5.674 Yield
                                        94                          131                             125 Spread
             -------------------------------------------------------------------------------------------
100-12                               5.678                        5.629                           5.638 Yield
                                        91                          128                             122 Spread
             -------------------------------------------------------------------------------------------
100-16                               5.648                        5.591                           5.601 Yield
                                        88                          124                             118 Spread
             -------------------------------------------------------------------------------------------
100-20                               5.618                        5.553                           5.564 Yield
                                        85                          120                             114 Spread
             -------------------------------------------------------------------------------------------

WAL                                  4.817                        3.714                           3.855
Mod Durn                             4.099                        3.241                           3.359
Principal WinFeb06 - Jan07                 Jun04 - Jan07                Nov04 - Jan07

LIBOR_1YR                          2.41875                      2.41875                         2.41875
CMT_1YR                                2.2                          2.2                             2.2

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - B1


Coupon       6.008                         Dated                        2/1/02
Settle       2/21/02                       First Payment                3/25/02

Price                PRICING 25CPR                    40 CPR              25x12,40x24,50x12,70x12;30
             -------------------------------------------------------------------------------------------
97-20                                6.178                        6.521                           6.574 Yield
                                       188                          279                             289 Spread
             -------------------------------------------------------------------------------------------
97-24                                 6.15                        6.482                           6.534 Yield
                                       185                          275                             285 Spread
             -------------------------------------------------------------------------------------------
97-28                                6.122                        6.443                           6.495 Yield
                                       183                          271                             281 Spread
             -------------------------------------------------------------------------------------------
98-00                                6.094                        6.405                           6.456 Yield
                                       180                          267                             277 Spread
             -------------------------------------------------------------------------------------------
98-04                                6.066                        6.366                           6.417 Yield
                                       177                          263                             273 Spread
             -------------------------------------------------------------------------------------------
98-08                                6.038                        6.328                           6.377 Yield
                                       174                          259                             269 Spread
             -------------------------------------------------------------------------------------------
98-12                                 6.01                         6.29                           6.338 Yield
                                       171                          256                             265 Spread
             -------------------------------------------------------------------------------------------
98-16                                5.983                        6.251                             6.3 Yield
                                       169                          252                             261 Spread
             -------------------------------------------------------------------------------------------
98-20                                5.955                        6.213                           6.261 Yield
                                       166                          248                             257 Spread
             -------------------------------------------------------------------------------------------
98-24                                5.928                        6.175                           6.222 Yield
                                       163                          244                             253 Spread
             -------------------------------------------------------------------------------------------
98-28                                  5.9                        6.137                           6.183 Yield
                                       160                          240                             250 Spread
             -------------------------------------------------------------------------------------------

WAL                                  5.832                        3.946                           3.836
Mod Durn                             4.567                        3.305                           3.248
Principal WinMar02 - Dec31                 Mar02 - Nov31                Mar02 - Nov31

LIBOR_1YR                          2.41875                      2.41875                         2.41875
CMT_1YR                                2.2                          2.2                             2.2

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0201 - Price/Yield - A1

Coupon   5.993       Dated           2/1/02
Settle   2/21/02     First Payment   3/25/02

Price    5 CPR      10 CPR     15 CPR      25 CPR      35 CPR      40 CPR      45 CPR     55 CPR      65 CPR      70 CPR
         -------------------------------------------------------------------------------------------------------------------
101-24      5.118      5.054       4.984       4.818       4.612       4.489      4.353       4.018       3.577       3.296 Yield
              139        146         151         152         131         119        105          72          28           0 Spread
         -------------------------------------------------------------------------------------------------------------------
101-28      5.066      4.999       4.924       4.748        4.53       4.401      4.256       3.902       3.436        3.14 Yield
              134        140         145         145         123         110         96          60          14         -16 Spread
         -------------------------------------------------------------------------------------------------------------------
102-00      5.014      4.943       4.864       4.679       4.448       4.312       4.16       3.787       3.295       2.984 Yield
              129        135         139         138         115         101         86          49           0         -32 Spread
         -------------------------------------------------------------------------------------------------------------------
102-04      4.962      4.887       4.804       4.609       4.367       4.224      4.064       3.671       3.155       2.828 Yield
              123        129         133         131         107          92         76          37         -14         -47 Spread
         -------------------------------------------------------------------------------------------------------------------
102-08      4.911      4.832       4.745        4.54       4.286       4.136      3.968       3.557       3.016       2.673 Yield
              118        123         127         124          99          84         67          26         -28         -63 Spread
         -------------------------------------------------------------------------------------------------------------------
102-12      4.859      4.777       4.685       4.471       4.205       4.048      3.872       3.442       2.877       2.518 Yield
              113        118         121         117          91          75         57          14         -42         -78 Spread
         -------------------------------------------------------------------------------------------------------------------
102-16      4.807      4.721       4.626       4.402       4.124        3.96      3.777       3.328       2.738       2.364 Yield
              108        112         115         110          82          66         48           3         -56         -94 Spread
         -------------------------------------------------------------------------------------------------------------------
102-20      4.756      4.666       4.567       4.333       4.044       3.873      3.682       3.214       2.599        2.21 Yield
              103        107         109         103          74          57         38          -9         -70        -109 Spread
         -------------------------------------------------------------------------------------------------------------------
102-24      4.704      4.611       4.507       4.264       3.963       3.786      3.587         3.1       2.461       2.056 Yield
               98        101         104          96          66          49         29         -20         -84        -124 Spread
         -------------------------------------------------------------------------------------------------------------------
102-28      4.653      4.556       4.448       4.196       3.883       3.698      3.492       2.987       2.324       1.903 Yield
               92         96          98          90          58          40         19         -31         -98        -140 Spread
         -------------------------------------------------------------------------------------------------------------------
103-00      4.602      4.501       4.389       4.127       3.803       3.611      3.397       2.874       2.186       1.751 Yield
               87         90          92          83          50          31         10         -43        -111        -155 Spread
         -------------------------------------------------------------------------------------------------------------------

WAL            2.603      2.418       2.242       1.913       1.618       1.482      1.354       1.118       0.909       0.812
Mod Durn       2.358      2.199       2.047       1.762       1.505       1.386      1.274       1.064       0.875       0.787
Principal Win Mar02-Dec04 Mar02-Dec04 Mar02-Dec04 Mar02-Dec04 Mar02-Dec04 Mar02-Dec04 Mar02-Dec04 Mar02-Dec04 Mar02-Dec04Mar02-Dec04

Collateral Indices
LIBOR_1YR    2.41875    2.41875     2.41875     2.41875     2.41875     2.41875    2.41875     2.41875     2.41875     2.41875
CMT_1YR          2.2        2.2         2.2         2.2         2.2         2.2        2.2         2.2         2.2         2.2

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - A2_A

Coupon   3.17        Dated         2/21/02
Settle   2/21/02     First Payment 3/25/02

Price       5 CPR      10 CPR     15 CPR      25 CPR      35 CPR      45 CPR      55 CPR     65 CPR      70 CPR
         ----------------------------------------------------------------------------------------------------------
99-12          3.387      3.466       3.585       3.842       4.124       4.435      4.786       5.196       5.429 Yield
                 100        108         119         145         173         204        240         281         304 Spread
         ----------------------------------------------------------------------------------------------------------
99-16          3.348      3.411       3.506       3.711       3.936       4.185      4.465       4.792       4.978 Yield
                  96        102         112         132         155         179        207         240         259 Spread
         ----------------------------------------------------------------------------------------------------------
99-20          3.308      3.355       3.427       3.581       3.749       3.935      4.145        4.39       4.529 Yield
                  92         97         104         119         136         155        175         200         214 Spread
         ----------------------------------------------------------------------------------------------------------
99-24          3.269      3.301       3.348        3.45       3.563       3.686      3.826       3.989       4.081 Yield
                  88         91          96         106         117         130        144         160         169 Spread
         ----------------------------------------------------------------------------------------------------------
99-28           3.23      3.246       3.269       3.321       3.376       3.438      3.508       3.589       3.635 Yield
                  84         86          88          93          99         105        112         120         125 Spread
         ----------------------------------------------------------------------------------------------------------
100-00         3.191      3.191       3.191       3.191       3.191       3.191      3.191       3.191       3.191 Yield
                  80         80          80          80          80          80         80          80          80 Spread
         ----------------------------------------------------------------------------------------------------------
100-04         3.152      3.136       3.113       3.062       3.006       2.944      2.875       2.794       2.748 Yield
                  76         75          72          67          62          55         48          40          36 Spread
         ----------------------------------------------------------------------------------------------------------
100-08         3.113      3.082       3.035       2.933       2.821       2.698       2.56       2.399       2.307 Yield
                  72         69          64          54          43          31         17           1          -8 Spread
         ----------------------------------------------------------------------------------------------------------
100-12         3.074      3.028       2.957       2.804       2.637       2.453      2.246       2.005       1.868 Yield
                  68         64          57          41          25           6        -14         -39         -52 Spread
         ----------------------------------------------------------------------------------------------------------
100-16         3.035      2.973       2.879       2.676       2.453       2.209      1.933       1.612        1.43 Yield
                  65         58          49          29           6         -18        -46         -78         -96 Spread
         ----------------------------------------------------------------------------------------------------------
100-20         2.997      2.919       2.801       2.547        2.27       1.965      1.621       1.221       0.994 Yield
                  61         53          41          16         -12         -43        -77        -117        -140 Spread
         ----------------------------------------------------------------------------------------------------------
WAL             3.47      2.446       1.679       1.001       0.695       0.519      0.404       0.321       0.288
Mod Durn       3.201      2.287       1.596       0.966       0.675       0.506      0.395       0.314       0.282
Principal
Win     Mar02-Jan07 Mar02-Jan07 Mar02-Oct05 Mar02-Apr04 Mar02-Aug03 Mar02-Mar03 Mar02-Dec02 Mar02-Oct02 Mar02-Sep02

Collateral Indices
LIBOR_1YR    2.41875    2.41875     2.41875     2.41875     2.41875     2.41875    2.41875     2.41875     2.41875
CMT_1YR          2.2        2.2         2.2         2.2         2.2         2.2        2.2         2.2         2.2

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - A2_B

Coupon   4.981       Dated         2/1/02
Settle   2/21/02     First Payment 3/25/02

Price       5 CPR      10 CPR     15 CPR      25 CPR      35 CPR      45 CPR      55 CPR     65 CPR      70 CPR
         ----------------------------------------------------------------------------------------------------------
99-12          5.102      5.102       5.106       5.141       5.188       5.241      5.304       5.381       5.427 Yield
                  30         30          41         113         186         194        200         208         213 Spread
         ----------------------------------------------------------------------------------------------------------
99-16          5.072      5.072       5.075       5.095       5.122       5.152      5.188       5.232       5.259 Yield
                  27         27          38         108         179         185        189         193         196 Spread
         ----------------------------------------------------------------------------------------------------------
99-20          5.043      5.043       5.044       5.049       5.056       5.064      5.073       5.084       5.091 Yield
                  24         24          34         104         173         176        177         178         179 Spread
         ----------------------------------------------------------------------------------------------------------
99-24          5.014      5.014       5.013       5.003        4.99       4.975      4.957       4.936       4.923 Yield
                  21         21          31          99         166         167        166         164         162 Spread
         ----------------------------------------------------------------------------------------------------------
99-28          4.985      4.985       4.982       4.957       4.924       4.886      4.842       4.788       4.756 Yield
                  18         18          28          95         159         159        154         149         146 Spread
         ----------------------------------------------------------------------------------------------------------
100-00         4.955      4.955       4.951       4.911       4.858       4.798      4.727       4.641       4.589 Yield
                  15         15          25          90         153         150        143         134         129 Spread
         ----------------------------------------------------------------------------------------------------------
100-04         4.926      4.926        4.92       4.865       4.793        4.71      4.612       4.494       4.422 Yield
                  12         12          22          86         146         141        131         119         112 Spread
         ----------------------------------------------------------------------------------------------------------
100-08         4.897      4.897       4.889        4.82       4.727       4.622      4.498       4.347       4.256 Yield
                   9          9          19          81         140         132        120         105          96 Spread
         ----------------------------------------------------------------------------------------------------------
100-12         4.868      4.868       4.858       4.774       4.662       4.534      4.383       4.201        4.09 Yield
                   6          6          16          76         133         123        108          90          79 Spread
         ----------------------------------------------------------------------------------------------------------
100-16         4.839      4.839       4.828       4.729       4.597       4.447      4.269       4.055       3.925 Yield
                   3          3          13          72         127         115         97          75          62 Spread
         ----------------------------------------------------------------------------------------------------------
100-20          4.81       4.81       4.797       4.683       4.531       4.359      4.155       3.909        3.76 Yield
                   0          0          10          67         120         106         85          61          46 Spread
         ----------------------------------------------------------------------------------------------------------

WAL            4.928      4.928       4.617       3.001       2.043       1.499       1.14       0.884       0.778
Mod Durn       4.277      4.277       4.034       2.723       1.899       1.413      1.085       0.847       0.748
Principal
Win         Jan07-Jan07 Jan07-Jan07 Oct05-Jan07  Apr04-Feb06  Aug03-Nov04 Mar03-Feb04 Dec02-Aug03 Oct02-Apr03 Sep02-Feb03

Collateral Indices
LIBOR_1YR    2.41875    2.41875     2.41875     2.41875     2.41875     2.41875    2.41875     2.41875     2.41875
CMT_1YR          2.2        2.2         2.2         2.2         2.2         2.2        2.2         2.2         2.2

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - A2_C

Coupon   5.793       Dated         2/1/02
Settle   2/21/02     First Payment 3/25/02

Price       5 CPR      10 CPR     15 CPR      25 CPR      35 CPR      45 CPR      55 CPR     65 CPR      70 CPR
         ----------------------------------------------------------------------------------------------------------
99-12          5.921      5.921       5.921       5.922       5.931       5.945      5.966       5.993        6.01 Yield
                 112        112         112         115         140         178        223         267         271 Spread
         ----------------------------------------------------------------------------------------------------------
99-16          5.891      5.891       5.891       5.891       5.895       5.902      5.912       5.925       5.933 Yield
                 109        109         109         112         137         174        217         260         263 Spread
         ----------------------------------------------------------------------------------------------------------
99-20          5.861      5.861       5.861       5.861        5.86        5.86      5.859       5.857       5.857 Yield
                 106        106         106         109         133         169        212         253         256 Spread
         ----------------------------------------------------------------------------------------------------------
99-24          5.831      5.831       5.831        5.83       5.825       5.817      5.805        5.79        5.78 Yield
                 103        103         103         106         129         165        207         247         248 Spread
         ----------------------------------------------------------------------------------------------------------
99-28          5.801      5.801       5.801         5.8        5.79       5.774      5.752       5.723       5.704 Yield
                 100        100         100         103         126         161        201         240         240 Spread
         ----------------------------------------------------------------------------------------------------------
100-00         5.771      5.771       5.771       5.769       5.755       5.732      5.699       5.656       5.628 Yield
                  97         97          97         100         122         157        196         233         233 Spread
         ----------------------------------------------------------------------------------------------------------
100-04         5.741      5.741       5.741       5.739        5.72       5.689      5.646       5.589       5.552 Yield
                  94         94          94          97         119         152        191         226         225 Spread
         ----------------------------------------------------------------------------------------------------------
100-08         5.712      5.712       5.712       5.709       5.685       5.647      5.593       5.522       5.477 Yield
                  91         91          91          94         115         148        186         220         218 Spread
         ----------------------------------------------------------------------------------------------------------
100-12         5.682      5.682       5.682       5.678        5.65       5.604       5.54       5.455       5.401 Yield
                  88         88          88          91         112         144        180         213         210 Spread
         ----------------------------------------------------------------------------------------------------------
100-16         5.652      5.652       5.652       5.648       5.616       5.562      5.487       5.388       5.326 Yield
                  85         85          85          88         109         140        175         206         203 Spread
         ----------------------------------------------------------------------------------------------------------
100-20         5.623      5.623       5.623       5.618       5.581        5.52      5.435       5.322        5.25 Yield
                  82         82          82          85         105         135        170         200         195 Spread
         ----------------------------------------------------------------------------------------------------------

WAL            4.928      4.928       4.928       4.817       4.119       3.324      2.616       2.035       1.784
Mod Durn       4.182      4.182       4.182       4.099       3.561       2.927      2.347       1.857       1.641
Principal
Win       Jan07-Jan07 Jan07-Jan07 Jan07-Jan07           Nov04-Jan07 Feb04-Jan07 Aug03-Jan07 Apr03-Jan07 Feb03-Jan07

Collateral Indices
LIBOR_1YR    2.41875    2.41875     2.41875     2.41875     2.41875     2.41875    2.41875     2.41875     2.41875
CMT_1YR          2.2        2.2         2.2         2.2         2.2         2.2        2.2         2.2         2.2

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - A3

Coupon   5.749       Dated      2/1/02
Settle   2/21/02     First Payme3/25/02

Price       5 CPR      10 CPR     15 CPR      25 CPR      35 CPR      45 CPR      55 CPR     65 CPR      70 CPR
         ----------------------------------------------------------------------------------------------------------
99-28          5.761      5.751        5.74       5.714        5.68       5.639      5.588       5.525       5.487 Yield
                  78        105         129         180         229         234        229         222         219 Spread
         ----------------------------------------------------------------------------------------------------------
100-00         5.733      5.718       5.702       5.663       5.614       5.553      5.477       5.383       5.327 Yield
                  75        102         125         175         223         225        218         208         203 Spread
         ----------------------------------------------------------------------------------------------------------
100-04         5.705      5.686       5.664       5.613       5.547       5.466      5.366       5.242       5.167 Yield
                  73         99         122         170         216         217        207         194         187 Spread
         ----------------------------------------------------------------------------------------------------------
100-08         5.677      5.654       5.627       5.562       5.481        5.38      5.256       5.102       5.008 Yield
                  70         96         118         165         210         208        196         180         171 Spread
         ----------------------------------------------------------------------------------------------------------
100-12          5.65      5.621       5.589       5.512       5.415       5.295      5.146       4.962        4.85 Yield
                  67         92         114         160         203         199        185         166         155 Spread
         ----------------------------------------------------------------------------------------------------------
100-16         5.622      5.589       5.551       5.462       5.349       5.209      5.036       4.822       4.692 Yield
                  64         89         110         155         196         191        174         152         139 Spread
         ----------------------------------------------------------------------------------------------------------
100-20         5.594      5.557       5.514       5.412       5.283       5.124      4.927       4.683       4.534 Yield
                  61         86         107         150         190         182        163         138         123 Spread
         ----------------------------------------------------------------------------------------------------------
100-24         5.567      5.524       5.476       5.362       5.217       5.039      4.818       4.544       4.377 Yield
                  59         83         103         145         183         174        152         124         108 Spread
         ----------------------------------------------------------------------------------------------------------
100-28         5.539      5.492       5.439       5.312       5.152       4.954      4.709       4.405       4.221 Yield
                  56         79          99         140         177         165        141         111          92 Spread
         ----------------------------------------------------------------------------------------------------------
101-00         5.512       5.46       5.402       5.263       5.087       4.869      4.601       4.267       4.065 Yield
                  53         76          95         135         170         157        130          97          76 Spread
         ----------------------------------------------------------------------------------------------------------
101-04         5.484      5.428       5.365       5.213       5.021       4.785      4.492       4.129       3.909 Yield
                  50         73          92         130         164         148        119          83          61 Spread
         ----------------------------------------------------------------------------------------------------------

WAL            5.456      4.611       3.913       2.861        2.12         1.6      1.224       0.946       0.831
Mod Durn       4.488      3.843       3.305       2.478       1.882       1.452      1.132       0.889       0.786
Principal
Win       Mar02-Nov08 Mar02-Nov08 Mar02-Nov08 Mar02-Nov08 Mar02-Nov08 Mar02-Nov08 Mar02-Nov08 Mar02-Nov08 Mar02-Nov08

Collateral Indices
LIBOR_1YR    2.41875    2.41875     2.41875     2.41875     2.41875     2.41875    2.41875     2.41875     2.41875
CMT_1YR          2.2        2.2         2.2         2.2         2.2         2.2        2.2         2.2         2.2

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - B1

Coupon   6.008       Dated         2/1/02
Settle   2/21/02     First Payment 3/25/02

Price  5 CPR, Call(Y) 10CPR, Cal1(Y) 15(CPR, Call(Y) 25CPR, Call(Y) 35CPR, Call(Y) 45CPR, Call(Y) 55CPR, Call(Y)
         ---------------------------------------------------------------------------------------------------
97-22          5.425      5.611           5.87          6.293           6.58          6.791         7.008
                  40         70            124            209            289            348           397
         ---------------------------------------------------------------------------------------------------
97-26          5.411      5.595          5.849          6.263          6.541          6.741         6.947
                  39         68            122            206            285            343           391
         ---------------------------------------------------------------------------------------------------
97-30          5.398      5.578          5.828          6.233          6.502          6.692         6.885
                  37         66            120            203            281            338           385
         ---------------------------------------------------------------------------------------------------
98-02          5.385      5.562          5.808          6.203          6.464          6.643         6.823
                  36         65            118            200            277            333           379
         ---------------------------------------------------------------------------------------------------
98-06          5.372      5.546          5.787          6.172          6.425          6.594         6.762
                  35         63            116            197            273            328           372
         ---------------------------------------------------------------------------------------------------
98-10          5.359       5.53          5.766          6.142          6.387          6.545         6.701
                  34         61            114            194            270            324           366
         ---------------------------------------------------------------------------------------------------
98-14          5.346      5.514          5.746          6.113          6.348          6.497          6.64
                  32         60            111            191            266            319           360
         ---------------------------------------------------------------------------------------------------
98-18          5.333      5.498          5.725          6.083           6.31          6.448         6.579
                  31         58            109            188            262            314           354
         ---------------------------------------------------------------------------------------------------
98-22           5.32      5.482          5.705          6.053          6.272          6.399         6.518
                  30         57            107            185            258            309           348
         ---------------------------------------------------------------------------------------------------
98-26          5.307      5.466          5.684          6.023          6.233          6.351         6.457
                  28         55            105            182            254            304           342
         ---------------------------------------------------------------------------------------------------
98-30          5.294       5.45          5.664          5.993          6.195          6.302         6.396
                  27         53            103            179            250            299           336
         ---------------------------------------------------------------------------------------------------

WAL           15.744     11.419          8.222           5.15          3.847          2.944         2.302
Mod Durn       9.687      7.863          6.158          4.226          3.296          2.595          2.07
Principal
Win      Mar02-Nov25 Mar02-Apr19   Mar02-Aug14     Mar02-Sep09     Mar02-May07    Mar02-Dec05   Mar02-Jan05

Collateral Indices
LIBOR_1YR    2.41875    2.41875     2.41875     2.41875     2.41875     2.41875    2.41875
CMT_1YR          2.2        2.2         2.2         2.2         2.2         2.2        2.2


(Continued)

Coupon
Settle

Price    65CPR, Call(Y) 70CPR, Call(Y)
         ----------------------
97-22        7.278       7.454 Yield
               453         488 Spread
         ----------------------
97-26        7.199       7.364 Yield
               446         479 Spread
         ----------------------
97-30         7.12       7.273 Yield
               438         470 Spread
         ----------------------
98-02        7.041       7.182 Yield
               430         461 Spread
         ----------------------
98-06        6.962       7.092 Yield
               422         452 Spread
         ----------------------
98-10        6.884       7.002 Yield
               414         443 Spread
         ----------------------
98-14        6.805       6.912 Yield
               406         434 Spread
         ----------------------
98-18        6.727       6.822 Yield
               398         425 Spread
         ----------------------
98-22        6.649       6.732 Yield
               391         416 Spread
         ----------------------
98-26        6.571       6.643 Yield
               383         407 Spread
         ----------------------
98-30        6.493       6.554 Yield
               375         398 Spread
         ----------------------

WAL          1.765       1.528
Mod Durn     1.614       1.407
Principal
Win      Mar02-May04 Mar02-Jan04

Collateral Indices
LIBOR_1YR  2.41875     2.41875
CMT_1YR        2.2         2.2




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - B2

Coupon   6.008       Dated         2/1/02
Settle   2/21/02     First Payment 3/25/02

Price 5 CPR, Call(Y) 10 CPR, Cal1(Y) 5CPR, Call(Y) 25CPR, Call(Y) 35CPR, Call(Y) 45CPR, Call(Y) 55CPR, Call(Y)
         ------------------------------------------------------------------------------------------------------
95-28          5.619       5.85          6.175          6.737          7.149          7.514         7.915
                  60         93            154            254            346            420           488
         ------------------------------------------------------------------------------------------------------
96-00          5.605      5.833          6.153          6.706          7.109          7.463         7.852
                  58         92            152            251            342            415           481
         ------------------------------------------------------------------------------------------------------
96-04          5.592      5.816          6.132          6.675           7.07          7.413         7.789
                  57         90            150            247            338            410           475
         ------------------------------------------------------------------------------------------------------
96-08          5.578        5.8          6.111          6.644           7.03          7.363         7.726
                  55         88            148            244            334            405           469
         ------------------------------------------------------------------------------------------------------
96-12          5.565      5.783           6.09          6.613           6.99          7.313         7.663
                  54         87            146            241            330            400           462
         ------------------------------------------------------------------------------------------------------
96-16          5.551      5.767          6.069          6.583          6.951          7.262           7.6
                  53         85            144            238            326            395           456
         ------------------------------------------------------------------------------------------------------
96-20          5.538       5.75          6.047          6.552          6.912          7.212         7.537
                  51         83            142            235            322            390           450
         ------------------------------------------------------------------------------------------------------
96-24          5.524      5.734          6.026          6.521          6.872          7.162         7.474
                  50         82            140            232            318            385           444
         ------------------------------------------------------------------------------------------------------
96-28          5.511      5.717          6.005          6.491          6.833          7.113         7.412
                  49         80            137            229            314            380           437
         ------------------------------------------------------------------------------------------------------
97-00          5.498      5.701          5.984           6.46          6.794          7.063         7.349
                  47         79            135            226            310            375           431
         ------------------------------------------------------------------------------------------------------
97-04          5.484      5.684          5.963           6.43          6.755          7.013         7.287
                  46         77            133            223            306            370           425
         ------------------------------------------------------------------------------------------------------

WAL           15.744     11.419          8.222           5.15          3.847          2.944         2.302
Mod Durn       9.591      7.799          6.113          4.199          3.276          2.578         2.056
Principal
Win       Mar02-Nov25 Mar02-Apr19   Mar02-Aug14    Mar02-Sep09    Mar02-May07    Mar02-Dec05     Mar02-Jan05

Collateral Indices
LIBOR_1YR    2.41875    2.41875        2.41875        2.41875        2.41875        2.41875       2.41875
CMT_1YR          2.2        2.2            2.2            2.2            2.2            2.2           2.2




(CONTINUED)

Price 5   65CPR, Call(Y) 70CPR, Call(Y)
           -------------------------
95-28          8.443          8.791 Yield
                 570            622 Spread
           -------------------------
96-00          8.361          8.697 Yield
                 562            612 Spread
           -------------------------
96-04           8.28          8.604 Yield
                 554            603 Spread
           -------------------------
96-08          8.199          8.511 Yield
                 546            594 Spread
           -------------------------
96-12          8.118          8.418 Yield
                 537            584 Spread
           -------------------------
96-16          8.038          8.326 Yield
                 529            575 Spread
           -------------------------
96-20          7.957          8.233 Yield
                 521            566 Spread
           -------------------------
96-24          7.877          8.141 Yield
                 513            557 Spread
           -------------------------
96-28          7.796          8.049 Yield
                 505            547 Spread
           -------------------------
97-00          7.716          7.957 Yield
                 497            538 Spread
           -------------------------
97-04          7.636          7.865 Yield
                 489            529 Spread
           -------------------------

WAL            1.765          1.528
Mod Durn       1.601          1.395
Principal
Win         Mar02-May04    Mar02-Jan04

Collatera
LIBOR_1YR    2.41875        2.41875
CMT_1YR          2.2            2.2





No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - B3

Coupon   6.008       Dated         2/1/02
Settle   2/21/02     First Payment 3/25/02

Price     5 CPR, Call(Y) 10CPR, Cal1(Y) 5CPR, Call(Y) 25CPR, Call(Y) 35CPR, Call(Y) 45CPR, Call(Y) 55CPR, CalL(Y)
         --------------------------------------------------------------------------------------------------------
94-04          5.812      6.087          6.477          7.177          7.712           8.23            8.813
                  79        117            185            298            402            492              578
         --------------------------------------------------------------------------------------------------------
94-08          5.798       6.07          6.455          7.145          7.671          8.178            8.748
                  77        115            182            294            398            487              571
         --------------------------------------------------------------------------------------------------------
94-12          5.784      6.053          6.433          7.113          7.631          8.126            8.684
                  76        114            180            291            394            482              565
         --------------------------------------------------------------------------------------------------------
94-16           5.77      6.036          6.411          7.081           7.59          8.075            8.619
                  75        112            178            288            390            477              558
         --------------------------------------------------------------------------------------------------------
94-20          5.756      6.018           6.39           7.05           7.55          8.023            8.554
                  73        110            176            285            386            471              552
         --------------------------------------------------------------------------------------------------------
94-24          5.742      6.001          6.368          7.018          7.509          7.972             8.49
                  72        109            174            282            382            466              545
         --------------------------------------------------------------------------------------------------------
94-28          5.729      5.984          6.346          6.987          7.469          7.921            8.426
                  70        107            172            279            378            461              539
         --------------------------------------------------------------------------------------------------------
95-00          5.715      5.968          6.325          6.955          7.429           7.87            8.361
                  69        105            169            275            374            456              532
         --------------------------------------------------------------------------------------------------------
95-04          5.701      5.951          6.303          6.924          7.389          7.819            8.297
                  68        104            167            272            370            451              526
         --------------------------------------------------------------------------------------------------------
95-08          5.687      5.934          6.282          6.893          7.348          7.768            8.233
                  66        102            165            269            366            446              520
         --------------------------------------------------------------------------------------------------------
95-12          5.674      5.917           6.26          6.862          7.308          7.717            8.169
                  65        100            163            266            362            441              513

WAL           15.744     11.419          8.222           5.15          3.847          2.944            2.302
Mod Durn       9.496      7.736          6.069          4.173          3.257          2.562            2.042
Principal
Win      Mar02-Nov25 Mar02-Apr19    Mar02-Aug14    Mar02-Sep09    Mar02-May07    Mar02-Dec05    Mar02-Jan05

Collateral Indices
LIBOR_1YR    2.41875    2.41875        2.41875        2.41875        2.41875        2.41875         2.41875
CMT_1YR          2.2        2.2            2.2            2.2            2.2            2.2             2.2


(CONTINUED)


Price     65CPR, Call    70CPR, Call(Y)
         --------------------------
94-04         9.597         10.116 Yield
                685            754 Spread
         --------------------------
94-08         9.514          10.02 Yield
                677            745 Spread
         --------------------------
94-12         9.431          9.925 Yield
                669            735 Spread
         --------------------------
94-16         9.347          9.829 Yield
                660            725 Spread
         --------------------------
94-20         9.264          9.734 Yield
                652            716 Spread
         --------------------------
94-24         9.181          9.639 Yield
                644            706 Spread
         --------------------------
94-28         9.099          9.544 Yield
                636            697 Spread
         --------------------------
95-00         9.016          9.449 Yield
                627            687 Spread
         --------------------------
95-04         8.934          9.354 Yield
                619            678 Spread
         --------------------------
95-08         8.852           9.26 Yield
                611            669 Spread
         --------------------------
95-12         8.769          9.166 Yield
                603            659 Spread

WAL           1.765          1.528
Mod Durn      1.588          1.383
Principal
Win      Mar02-May04    Mar02-Jan04

Collatera
LIBOR_1YR   2.41875        2.41875
CMT_1YR         2.2            2.2





No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - A2_C

Coupon            5.793                  Dated                 2/1/02
Settle            2/21/02                First Payment         3/25/02

Price             Pricing 25cpr          20x12,25x24,35x12,40x12,70x12,35ramp25
                  ---------------------------------------------
99-00                              6.014                 6.017 Yield
                                     125                   129 Spread
                  ---------------------------------------------
99-04                              5.983                 5.986 Yield
                                     122                   126 Spread
                  ---------------------------------------------
99-08                              5.952                 5.955 Yield
                                     118                   123 Spread
                  ---------------------------------------------
99-12                              5.922                 5.923 Yield
                                     115                   120 Spread
                  ---------------------------------------------
99-16                              5.891                 5.892 Yield
                                     112                   117 Spread
                  ---------------------------------------------
99-20                              5.861                 5.861 Yield
                                     109                   114 Spread
                  ---------------------------------------------
99-24                               5.83                 5.829 Yield
                                     106                   110 Spread
                  ---------------------------------------------
99-28                                5.8                 5.798 Yield
                                     103                   107 Spread
                  ---------------------------------------------
100-00                             5.769                 5.767 Yield
                                     100                   104 Spread
                  ---------------------------------------------
100-04                             5.739                 5.736 Yield
                                      97                   101 Spread
                  ---------------------------------------------
100-08                             5.709                 5.705 Yield
                                      94                    98 Spread
                  ---------------------------------------------
100-12                             5.678                 5.674 Yield
                                      91                    95 Spread
                  ---------------------------------------------
100-16                             5.648                 5.643 Yield
                                      88                    92 Spread
                  ---------------------------------------------
100-20                             5.618                 5.612 Yield
                                      85                    89 Spread
                  ---------------------------------------------
100-24                             5.588                 5.581 Yield
                                      82                    86 Spread
                  ---------------------------------------------
100-28                             5.558                  5.55 Yield
                                      79                    83 Spread
                  ---------------------------------------------
101-00                             5.528                  5.52 Yield
                                      76                    79 Spread
                  ---------------------------------------------

WAL                                4.817                 4.692
Mod Durn                           4.099                 4.005
Principal Window  Feb06 - Jan07          Dec05 - Jan07

LIBOR_1YR                        2.41875               2.41875
CMT_1YR                              2.2                   2.2

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - B1

Coupon            6.008                  Dated                 2/1/02
Settle            2/21/02                First Payment         3/25/02

Price             Pricing 25cpr          20x12,25x24,35x12,40x12,70x12,35ramp25
                  ---------------------------------------------
97-08                              6.262                 6.519 Yield
                                     197                   248 Spread
                  ---------------------------------------------
97-12                              6.234                 6.486 Yield
                                     194                   245 Spread
                  ---------------------------------------------
97-16                              6.206                 6.453 Yield
                                     191                   241 Spread
                  ---------------------------------------------
97-20                              6.178                  6.42 Yield
                                     188                   238 Spread
                  ---------------------------------------------
97-24                               6.15                 6.387 Yield
                                     185                   235 Spread
                  ---------------------------------------------
97-28                              6.122                 6.354 Yield
                                     183                   231 Spread
                  ---------------------------------------------
98-00                              6.094                 6.321 Yield
                                     180                   228 Spread
                  ---------------------------------------------
98-04                              6.066                 6.288 Yield
                                     177                   225 Spread
                  ---------------------------------------------
98-08                              6.038                 6.255 Yield
                                     174                   221 Spread
                  ---------------------------------------------
98-12                               6.01                 6.222 Yield
                                     171                   218 Spread
                  ---------------------------------------------
98-16                              5.983                  6.19 Yield
                                     169                   215 Spread
                  ---------------------------------------------
98-20                              5.955                 6.157 Yield
                                     166                   212 Spread
                  ---------------------------------------------
98-24                              5.928                 6.125 Yield
                                     163                   208 Spread
                  ---------------------------------------------
98-28                                5.9                 6.092 Yield
                                     160                   205 Spread
                  ---------------------------------------------
99-00                              5.873                  6.06 Yield
                                     158                   202 Spread
                  ---------------------------------------------
99-04                              5.845                 6.027 Yield
                                     155                   199 Spread
                  ---------------------------------------------
99-08                              5.818                 5.995 Yield
                                     152                   195 Spread
                  ---------------------------------------------

WAL                                5.832                 4.671
Mod Durn                           4.567                 3.867
Principal Window  Mar02 - Dec31          Mar02 - Dec31

LIBOR_1YR                        2.41875               2.41875
CMT_1YR                              2.2                   2.2

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - B2

Coupon            6.008                  Dated                 2/1/02
Settle            2/21/02                First Payment         3/25/02

Price             Pricing 25cpr          20x12,25x24,35x12,40x12,70x12,35ramp25
                  ---------------------------------------------
95-20                              6.633                 6.956 Yield
                                     234                   292 Spread
                  ---------------------------------------------
95-24                              6.604                 6.923 Yield
                                     231                   288 Spread
                  ---------------------------------------------
95-28                              6.575                 6.889 Yield
                                     228                   285 Spread
                  ---------------------------------------------
96-00                              6.547                 6.855 Yield
                                     225                   281 Spread
                  ---------------------------------------------
96-04                              6.518                 6.821 Yield
                                     222                   278 Spread
                  ---------------------------------------------
96-08                              6.489                 6.787 Yield
                                     219                   275 Spread
                  ---------------------------------------------
96-12                              6.461                 6.753 Yield
                                     216                   271 Spread
                  ---------------------------------------------
96-16                              6.432                  6.72 Yield
                                     214                   268 Spread
                  ---------------------------------------------
96-20                              6.404                 6.686 Yield
                                     211                   265 Spread
                  ---------------------------------------------
96-24                              6.375                 6.653 Yield
                                     208                   261 Spread
                  ---------------------------------------------
96-28                              6.347                 6.619 Yield
                                     205                   258 Spread
                  ---------------------------------------------
97-00                              6.318                 6.586 Yield
                                     202                   255 Spread
                  ---------------------------------------------
97-04                               6.29                 6.553 Yield
                                     199                   251 Spread
                  ---------------------------------------------
97-08                              6.262                 6.519 Yield
                                     197                   248 Spread
                  ---------------------------------------------
97-12                              6.234                 6.486 Yield
                                     194                   245 Spread
                  ---------------------------------------------
97-16                              6.206                 6.453 Yield
                                     191                   241 Spread
                  ---------------------------------------------
97-20                              6.178                  6.42 Yield
                                     188                   238 Spread
                  ---------------------------------------------

WAL                                5.832                 4.671
Mod Durn                           4.531                 3.844
Principal Window  Mar02 - Dec31          Mar02 - Dec31

LIBOR_1YR                        2.41875               2.41875
CMT_1YR                              2.2                   2.2

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - B3

Coupon            6.008                  Dated                 2/1/02
Settle            2/21/02                First Payment         3/25/02

Price             Pricing 25cpr          20x12,25x24,35x12,40x12,70x12,35ramp25
                  ---------------------------------------------
93-26                              7.058                 7.456 Yield
                                     276                   342 Spread
                  ---------------------------------------------
93-30                              7.028                 7.421 Yield
                                     273                   338 Spread
                  ---------------------------------------------
94-02                              6.999                 7.386 Yield
                                     270                   335 Spread
                  ---------------------------------------------
94-06                              6.969                 7.352 Yield
                                     267                   331 Spread
                  ---------------------------------------------
94-10                               6.94                 7.317 Yield
                                     264                   328 Spread
                  ---------------------------------------------
94-14                               6.91                 7.282 Yield
                                     261                   324 Spread
                  ---------------------------------------------
94-18                              6.881                 7.248 Yield
                                     258                   321 Spread
                  ---------------------------------------------
94-22                              6.851                 7.213 Yield
                                     255                   317 Spread
                  ---------------------------------------------
94-26                              6.822                 7.179 Yield
                                     253                   314 Spread
                  ---------------------------------------------
94-30                              6.793                 7.144 Yield
                                     250                   310 Spread
                  ---------------------------------------------
95-02                              6.764                  7.11 Yield
                                     247                   307 Spread
                  ---------------------------------------------
95-06                              6.735                 7.076 Yield
                                     244                   304 Spread
                  ---------------------------------------------
95-10                              6.705                 7.042 Yield
                                     241                   300 Spread
                  ---------------------------------------------
95-14                              6.676                 7.008 Yield
                                     238                   297 Spread
                  ---------------------------------------------
95-18                              6.647                 6.974 Yield
                                     235                   293 Spread
                  ---------------------------------------------
95-22                              6.619                 6.939 Yield
                                     232                   290 Spread
                  ---------------------------------------------
95-26                               6.59                 6.906 Yield
                                     229                   286 Spread
                  ---------------------------------------------

WAL                                5.832                 4.671
Mod Durn                           4.489                 3.818
Principal Window  Mar02 - Dec31          Mar02 - Dec31

LIBOR_1YR                        2.41875               2.41875
CMT_1YR                              2.2                   2.2

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 (A3) --- 10 CPR

LIBOR_1YR=2.41875   CMT_1YR=2.2000

Period       Date        Principal       Interest       Cash Flow         Balance
Total                    $80,321,000.00  $31,709,478.60 $ 112,030,478.60

           0   02/21/02    $ -             $ -            $ -             $80,321,000.00
           1   03/25/02    $ 804,395.21    $ 384,804.52   $ 1,189,199.74  $79,516,604.79
           2   04/25/02    $ 797,039.87    $ 380,950.80   $ 1,177,990.67  $78,719,564.92
           3   05/25/02    $ 789,749.65    $ 377,132.32   $ 1,166,881.96  $77,929,815.27
           4   06/25/02    $ 782,523.96    $ 373,348.76   $ 1,155,872.72  $77,147,291.31
           5   07/25/02    $ 775,362.24    $ 369,599.81   $ 1,144,962.06  $76,371,929.07
           6   08/25/02    $ 768,263.93    $ 365,885.18   $ 1,134,149.12  $75,603,665.14
           7   09/25/02    $ 761,228.47    $ 362,204.56   $ 1,123,433.03  $74,842,436.67
           8   10/25/02    $ 754,255.30    $ 358,557.64   $ 1,112,812.94  $74,088,181.37
           9   11/25/02    $ 747,343.87    $ 354,944.13   $ 1,102,288.00  $73,340,837.49
          10   12/25/02    $ 740,493.65    $ 351,363.73   $ 1,091,857.38  $72,600,343.85
          11   01/25/03    $ 733,704.08    $ 347,816.15   $ 1,081,520.23  $71,866,639.77
          12   02/25/03    $ 726,974.64    $ 344,301.09   $ 1,071,275.73  $71,139,665.13
          13   03/25/03    $ 720,304.79    $ 340,818.28   $ 1,061,123.07  $70,419,360.34
          14   04/25/03    $ 713,694.01    $ 337,367.42   $ 1,051,061.43  $69,705,666.32
          15   05/25/03    $ 707,141.78    $ 333,948.23   $ 1,041,090.01  $68,998,524.54
          16   06/25/03    $ 700,647.58    $ 330,560.43   $ 1,031,208.02  $68,297,876.95
          17   07/25/03    $ 694,210.91    $ 327,203.75   $ 1,021,414.65  $67,603,666.05
          18   08/25/03    $ 687,831.24    $ 323,877.90   $ 1,011,709.14  $66,915,834.81
          19   09/25/03    $ 681,508.08    $ 320,582.61   $ 1,002,090.69  $66,234,326.73
          20   10/25/03    $ 675,240.93    $ 317,317.62   $   992,558.55  $65,559,085.80
          21   11/25/03    $ 669,029.30    $ 314,082.65   $   983,111.96  $64,890,056.49
          22   12/25/03    $ 662,872.70    $ 310,877.45   $   973,750.14  $64,227,183.80
          23   01/25/04    $ 656,770.63    $ 307,701.73   $   964,472.37  $63,570,413.16
          24   02/25/04    $ 650,722.63    $ 304,555.25   $   955,277.88  $62,919,690.54
          25   03/25/04    $ 644,728.20    $ 301,437.75   $   946,165.96  $62,274,962.33
          26   04/25/04    $ 638,786.89    $ 298,348.97   $   937,135.86  $61,636,175.44
          27   05/25/04    $ 632,898.22    $ 295,288.64   $   928,186.86  $61,003,277.22
          28   06/25/04    $ 627,061.72    $ 292,256.53   $   919,318.25  $60,376,215.50
          29   07/25/04    $ 621,276.94    $ 289,252.39   $   910,529.32  $59,754,938.56
          30   08/25/04    $ 615,543.41    $ 286,275.95   $   901,819.36  $59,139,395.15
          31   09/25/04    $ 609,860.69    $ 283,326.99   $   893,187.68  $58,529,534.46
          32   10/25/04    $ 604,228.33    $ 280,405.24   $   884,633.58  $57,925,306.13
          33   11/25/04    $ 598,645.88    $ 277,510.49   $   876,156.37  $57,326,660.24
          34   12/25/04    $ 593,112.90    $ 274,642.47   $   867,755.38  $56,733,547.34
          35   01/25/05    $ 587,628.96    $ 271,800.97   $   859,429.93  $56,145,918.38
          36   02/25/05    $ 582,193.62    $ 268,985.74   $   851,179.35  $55,563,724.77
          37   03/25/05    $ 576,806.44    $ 266,196.54   $   843,002.99  $54,986,918.32
          38   04/25/05    $ 571,467.02    $ 263,433.16   $   834,900.18  $54,415,451.30
          39   05/25/05    $ 566,174.92    $ 260,695.36   $   826,870.28  $53,849,276.39
          40   06/25/05    $ 560,929.72    $ 257,982.91   $   818,912.63  $53,288,346.66
          41   07/25/05    $ 555,731.02    $ 255,295.59   $   811,026.61  $52,732,615.64
          42   08/25/05    $ 550,578.40    $ 252,633.17   $   803,211.57  $52,182,037.25
          43   09/25/05    $ 545,471.45    $ 249,995.44   $   795,466.89  $51,636,565.80
          44   10/25/05    $ 540,409.77    $ 247,382.18   $   787,791.95  $51,096,156.03
          45   11/25/05    $ 535,392.96    $ 244,793.17   $   780,186.12  $50,560,763.08
          46   12/25/05    $ 530,420.62    $ 242,228.19   $   772,648.81  $50,030,342.46
          47   01/25/06    $ 525,492.36    $ 239,687.03   $   765,179.39  $49,504,850.10
          48   02/25/06    $ 520,607.79    $ 237,169.49   $   757,777.27  $48,984,242.32
          49   03/25/06    $ 515,766.52    $ 234,675.34   $   750,441.86  $48,468,475.79
          50   04/25/06    $ 510,968.17    $ 232,204.39   $   743,172.56  $47,957,507.62
          51   05/25/06    $ 506,212.37    $ 229,756.43   $   735,968.79  $47,451,295.25
          52   06/25/06    $ 501,498.73    $ 227,331.25   $   728,829.97  $46,949,796.52
          53   07/25/06    $ 496,826.88    $ 224,928.65   $   721,755.53  $46,452,969.65
          54   08/25/06    $ 492,196.45    $ 222,548.44   $   714,744.88  $45,960,773.20
          55   09/25/06    $ 487,607.07    $ 220,190.40   $   707,797.48  $45,473,166.13
          56   10/25/06    $ 483,058.39    $ 217,854.36   $   700,912.75  $44,990,107.74
          57   11/25/06    $ 478,550.04    $ 215,540.11   $   694,090.14  $44,511,557.71
          58   12/25/06    $ 474,081.66    $ 213,247.45   $   687,329.11  $44,037,476.05
          59   01/25/07    $ 469,652.90    $ 210,976.21   $   680,629.11  $43,567,823.15
          60   02/25/07    $ 465,263.41    $ 208,726.18   $   673,989.59  $43,102,559.74
          61   03/25/07    $ 453,801.54    $ 206,497.18   $   660,298.72  $42,648,758.20
          62   04/25/07    $ 449,528.42    $ 204,323.09   $   653,851.51  $42,199,229.78
          63   05/25/07    $ 445,293.57    $ 202,169.48   $   647,463.04  $41,753,936.21
          64   06/25/07    $ 441,096.64    $ 200,036.15   $   641,132.79  $41,312,839.57
          65   07/25/07    $ 436,937.31    $ 197,922.93   $   634,860.23  $40,875,902.27
          66   08/25/07    $ 432,815.23    $ 195,829.64   $   628,644.87  $40,443,087.03
          67   09/25/07    $ 428,730.09    $ 193,756.09   $   622,486.18  $40,014,356.95
          68   10/25/07    $ 424,681.55    $ 191,702.12   $   616,383.66  $39,589,675.40
          69   11/25/07    $ 420,669.29    $ 189,667.54   $   610,336.83  $39,169,006.10
          70   12/25/07    $ 416,693.00    $ 187,652.18   $   604,345.18  $38,752,313.11
          71   01/25/08    $ 412,752.34    $ 185,655.87   $   598,408.22  $38,339,560.77
          72   02/25/08    $ 408,847.02    $ 183,678.45   $   592,525.46  $37,930,713.75
          73   03/25/08    $ 402,720.19    $ 181,719.73   $   584,439.91  $37,527,993.57
          74   04/25/08    $ 398,905.33    $ 179,790.36   $   578,695.69  $37,129,088.24
          75   05/25/08    $ 395,124.80    $ 177,879.27   $   573,004.07  $36,733,963.44
          76   06/25/08    $ 391,378.29    $ 175,986.30   $   567,364.59  $36,342,585.14
          77   07/25/08    $ 387,665.51    $ 174,111.27   $   561,776.78  $35,954,919.63
          78   08/25/08    $ 383,986.15    $ 172,254.03   $   556,240.17  $35,570,933.49
          79   09/25/08    $ 380,339.91    $ 170,414.41   $   550,754.32  $35,190,593.58
          80   10/25/08    $ 376,726.51    $ 168,592.27   $   545,318.78  $34,813,867.07
          81   11/25/08    $ 373,145.65    $ 166,787.43   $   539,933.09  $34,440,721.42
          82   12/25/08    $ 365,754.71    $ 142,320.82   $   508,075.53  $34,074,966.70
          83   01/25/09    $ 362,265.10    $ 140,815.03   $   503,080.13  $33,712,701.60
          84   02/25/09    $ 358,807.35    $ 139,323.55   $   498,130.90  $33,353,894.25
          85   03/25/09    $ 357,079.56    $ 131,869.75   $   488,949.31  $32,996,814.69
          86   04/25/09    $ 353,653.06    $ 130,461.06   $   484,114.12  $32,643,161.63
          87   05/25/09    $ 350,257.95    $ 129,065.86   $   479,323.80  $32,292,903.68
          88   06/25/09    $ 346,893.95    $ 127,684.02   $   474,577.96  $31,946,009.74
          89   07/25/09    $ 343,560.78    $ 126,315.42   $   469,876.19  $31,602,448.96
          90   08/25/09    $ 340,258.16    $ 124,959.94   $   465,218.10  $31,262,190.80
          91   09/25/09    $ 336,985.83    $ 123,617.46   $   460,603.30  $30,925,204.96
          92   10/25/09    $ 333,743.51    $ 122,287.87   $   456,031.38  $30,591,461.45
          93   11/25/09    $ 330,530.93    $ 120,971.04   $   451,501.97  $30,260,930.52
          94   12/25/09    $ 327,347.82    $ 119,666.85   $   447,014.68  $29,933,582.70
          95   01/25/10    $ 324,193.93    $ 118,375.20   $   442,569.13  $29,609,388.77
          96   02/25/10    $ 321,068.98    $ 117,095.96   $   438,164.94  $29,288,319.79
          97   03/25/10    $ 317,972.72    $ 115,829.03   $   433,801.75  $28,970,347.07
          98   04/25/10    $ 314,904.90    $ 114,574.28   $   429,479.18  $28,655,442.17
          99   05/25/10    $ 311,865.24    $ 113,331.61   $   425,196.86  $28,343,576.93
         100   06/25/10    $ 308,853.52    $ 112,100.91   $   420,954.43  $28,034,723.41
         101   07/25/10    $ 305,869.46    $ 110,882.07   $   416,751.53  $27,728,853.95
         102   08/25/10    $ 302,912.83    $ 109,674.98   $   412,587.81  $27,425,941.11
         103   09/25/10    $ 299,983.38    $ 108,479.52   $   408,462.90  $27,125,957.73
         104   10/25/10    $ 297,080.87    $ 107,295.60   $   404,376.47  $26,828,876.86
         105   11/25/10    $ 294,205.04    $ 106,123.11   $   400,328.15  $26,534,671.82
         106   12/25/10    $ 291,355.67    $ 104,961.94   $   396,317.62  $26,243,316.15
         107   01/25/11    $ 288,532.52    $ 103,811.99   $   392,344.51  $25,954,783.63
         108   02/25/11    $ 285,735.35    $ 102,673.16   $   388,408.51  $25,669,048.28
         109   03/25/11    $ 282,963.92    $ 101,545.34   $   384,509.26  $25,386,084.36
         110   04/25/11    $ 280,218.01    $ 100,428.44   $   380,646.45  $25,105,866.36
         111   05/25/11    $ 277,497.39    $  99,322.34   $   376,819.73  $24,828,368.97
         112   06/25/11    $ 274,801.82    $  98,226.96   $   373,028.78  $24,553,567.15
         113   07/25/11    $ 272,131.09    $  97,142.20   $   369,273.29  $24,281,436.06
         114   08/25/11    $ 269,484.97    $  96,067.95   $   365,552.92  $24,011,951.08
         115   09/25/11    $ 266,863.24    $  95,004.12   $   361,867.37  $23,745,087.84
         116   10/25/11    $ 264,265.69    $  93,950.62   $   358,216.30  $23,480,822.15
         117   11/25/11    $ 261,692.08    $  92,907.34   $   354,599.43  $23,219,130.07
         118   12/25/11    $ 260,518.60    $  87,541.59   $   348,060.19  $22,958,611.47
         119   01/25/12    $ 257,964.79    $  86,560.10   $   344,524.89  $22,700,646.68
         120   02/25/12    $ 255,434.63    $  85,588.23   $   341,022.86  $22,445,212.05
         121   03/25/12    $ 252,927.92    $  84,625.87   $   337,553.79  $22,192,284.13
         122   04/25/12    $ 250,865.02    $  82,339.25   $   333,204.27  $21,941,419.11
         123   05/25/12    $ 248,396.14    $  81,408.51   $   329,804.65  $21,693,022.97
         124   06/25/12    $ 245,950.19    $  80,486.93   $   326,437.12  $21,447,072.78
         125   07/25/12    $ 243,526.95    $  79,574.42   $   323,101.37  $21,203,545.83
         126   08/25/12    $ 241,126.22    $  78,670.91   $   319,797.13  $20,962,419.61
         127   09/25/12    $ 238,747.79    $  77,776.30   $   316,524.09  $20,723,671.82
         128   10/25/12    $ 236,391.47    $  76,890.51   $   313,281.98  $20,487,280.35
         129   11/25/12    $ 234,057.06    $  76,013.47   $   310,070.53  $20,253,223.29
         130   12/25/12    $ 231,744.35    $  75,145.08   $   306,889.43  $20,021,478.94
         131   01/25/13    $ 229,453.15    $  74,285.28   $   303,738.43  $19,792,025.79
         132   02/25/13    $ 227,183.27    $  73,433.98   $   300,617.25  $19,564,842.52
         133   03/25/13    $ 224,934.51    $  72,591.09   $   297,525.61  $19,339,908.00
         134   04/25/13    $ 222,706.69    $  71,756.55   $   294,463.24  $19,117,201.31
         135   05/25/13    $ 220,499.61    $  70,930.28   $   291,429.89  $18,896,701.70
         136   06/25/13    $ 218,313.09    $  70,112.19   $   288,425.28  $18,678,388.61
         137   07/25/13    $ 216,146.94    $  69,302.22   $   285,449.15  $18,462,241.68
         138   08/25/13    $ 214,000.97    $  68,500.28   $   282,501.25  $18,248,240.71
         139   09/25/13    $ 211,875.01    $  67,706.30   $   279,581.31  $18,036,365.70
         140   10/25/13    $ 209,768.87    $  66,920.21   $   276,689.08  $17,826,596.83
         141   11/25/13    $ 207,682.37    $  66,141.94   $   273,824.31  $17,618,914.46
         142   12/25/13    $ 205,615.34    $  65,371.40   $   270,986.75  $17,413,299.11
         143   01/25/14    $ 203,567.61    $  64,608.53   $   268,176.14  $17,209,731.51
         144   02/25/14    $ 201,538.98    $  63,853.26   $   265,392.25  $17,008,192.53
         145   03/25/14    $ 199,529.30    $  63,105.52   $   262,634.82  $16,808,663.23
         146   04/25/14    $ 197,538.39    $  62,365.23   $   259,903.62  $16,611,124.84
         147   05/25/14    $ 195,566.08    $  61,632.33   $   257,198.41  $16,415,558.76
         148   06/25/14    $ 193,612.20    $  60,906.75   $   254,518.95  $16,221,946.56
         149   07/25/14    $ 191,676.59    $  60,188.41   $   251,865.00  $16,030,269.96
         150   08/25/14    $ 189,759.08    $  59,477.26   $   249,236.34  $15,840,510.88
         151   09/25/14    $ 187,859.51    $  58,773.22   $   246,632.72  $15,652,651.38
         152   10/25/14    $ 185,977.70    $  58,076.22   $   244,053.93  $15,466,673.67
         153   11/25/14    $ 184,113.52    $  57,386.21   $   241,499.73  $15,282,560.16
         154   12/25/14    $ 182,266.78    $  56,703.11   $   238,969.90  $15,100,293.37
         155   01/25/15    $ 180,437.34    $  56,026.87   $   236,464.21  $14,919,856.03
         156   02/25/15    $ 178,625.04    $  55,357.41   $   233,982.45  $14,741,230.99
         157   03/25/15    $ 176,829.72    $  54,694.68   $   231,524.40  $14,564,401.27
         158   04/25/15    $ 175,051.23    $  54,038.60   $   229,089.83  $14,389,350.04
         159   05/25/15    $ 173,289.42    $  53,389.13   $   226,678.55  $14,216,060.63
         160   06/25/15    $ 171,544.13    $  52,746.19   $   224,290.32  $14,044,516.50
         161   07/25/15    $ 169,815.21    $  52,109.73   $   221,924.94  $13,874,701.29
         162   08/25/15    $ 168,102.53    $  51,479.68   $   219,582.20  $13,706,598.76
         163   09/25/15    $ 166,405.92    $  50,855.98   $   217,261.90  $13,540,192.84
         164   10/25/15    $ 164,725.24    $  50,238.58   $   214,963.82  $13,375,467.60
         165   11/25/15    $ 163,060.35    $  49,627.41   $   212,687.77  $13,212,407.25
         166   12/25/15    $ 161,411.11    $  49,022.42   $   210,433.54  $13,050,996.13
         167   01/25/16    $ 159,777.38    $  48,423.55   $   208,200.93  $12,891,218.76
         168   02/25/16    $ 158,159.00    $  47,830.74   $   205,989.74  $12,733,059.76
         169   03/25/16    $ 156,555.85    $  47,243.94   $   203,799.79  $12,576,503.91
         170   04/25/16    $ 154,967.78    $  46,663.08   $   201,630.86  $12,421,536.13
         171   05/25/16    $ 153,394.66    $  46,088.12   $   199,482.77  $12,268,141.47
         172   06/25/16    $ 151,836.35    $  45,518.99   $   197,355.34  $12,116,305.12
         173   07/25/16    $ 150,292.72    $  44,955.64   $   195,248.36  $11,966,012.40
         174   08/25/16    $ 148,763.63    $  44,398.02   $   193,161.65  $11,817,248.77
         175   09/25/16    $ 147,248.95    $  43,846.07   $   191,095.02  $11,669,999.82
         176   10/25/16    $ 145,748.56    $  43,299.74   $   189,048.30  $11,524,251.26
         177   11/25/16    $ 144,262.31    $  42,758.98   $   187,021.29  $11,379,988.95
         178   12/25/16    $ 142,790.09    $  42,223.73   $   185,013.82  $11,237,198.87
         179   01/25/17    $ 141,331.76    $  41,693.94   $   183,025.70  $11,095,867.11
         180   02/25/17    $ 139,887.20    $  41,169.57   $   181,056.76  $10,955,979.91
         181   03/25/17    $ 138,456.28    $  40,650.55   $   179,106.82  $10,817,523.64
         182   04/25/17    $ 137,038.87    $  40,136.84   $   177,175.72  $10,680,484.76
         183   05/25/17    $ 135,634.87    $  39,628.39   $   175,263.26  $10,544,849.89
         184   06/25/17    $ 134,244.14    $  39,125.15   $   173,369.29  $10,410,605.76
         185   07/25/17    $ 132,866.56    $  38,627.07   $   171,493.62  $10,277,739.20
         186   08/25/17    $ 131,502.01    $  38,134.10   $   169,636.11  $10,146,237.20
         187   09/25/17    $ 130,150.37    $  37,646.19   $   167,796.57  $10,016,086.82
         188   10/25/17    $ 128,811.54    $  37,163.30   $   165,974.83   $9,887,275.29
         189   11/25/17    $ 127,485.38    $  36,685.37   $   164,170.75   $9,759,789.91
         190   12/25/17    $ 126,171.78    $  36,212.37   $   162,384.15   $9,633,618.13
         191   01/25/18    $ 124,870.64    $  35,744.24   $   160,614.87   $9,508,747.49
         192   02/25/18    $ 123,581.83    $  35,280.93   $   158,862.76   $9,385,165.66
         193   03/25/18    $ 122,305.24    $  34,822.41   $   157,127.65   $9,262,860.42
         194   04/25/18    $ 121,040.77    $  34,368.62   $   155,409.39   $9,141,819.65
         195   05/25/18    $ 119,788.30    $  33,919.52   $   153,707.82   $9,022,031.35
         196   06/25/18    $ 118,547.72    $  33,475.07   $   152,022.79   $8,903,483.64
         197   07/25/18    $ 117,318.92    $  33,035.23   $   150,354.15   $8,786,164.72
         198   08/25/18    $ 116,101.80    $  32,599.94   $   148,701.74   $8,670,062.92
         199   09/25/18    $ 114,896.25    $  32,169.17   $   147,065.41   $8,555,166.68
         200   10/25/18    $ 113,702.16    $  31,742.87   $   145,445.03   $8,441,464.52
         201   11/25/18    $ 112,519.43    $  31,321.00   $   143,840.43   $8,328,945.09
         202   12/25/18    $ 111,347.95    $  30,903.52   $   142,251.47   $8,217,597.14
         203   01/25/19    $ 110,187.63    $  30,490.38   $   140,678.01   $8,107,409.51
         204   02/25/19    $ 109,038.36    $  30,081.55   $   139,119.91   $7,998,371.15
         205   03/25/19    $ 107,900.03    $  29,676.99   $   137,577.02   $7,890,471.12
         206   04/25/19    $ 106,772.56    $  29,276.64   $   136,049.20   $7,783,698.56
         207   05/25/19    $ 105,655.84    $  28,880.48   $   134,536.32   $7,678,042.72
         208   06/25/19    $ 104,549.77    $  28,488.47   $   133,038.23   $7,573,492.95
         209   07/25/19    $ 103,454.25    $  28,100.55   $   131,554.80   $7,470,038.71
         210   08/25/19    $ 102,369.19    $  27,716.70   $   130,085.89   $7,367,669.52
         211   09/25/19    $ 101,294.49    $  27,336.88   $   128,631.37   $7,266,375.03
         212   10/25/19    $ 100,230.06    $  26,961.04   $   127,191.10   $7,166,144.97
         213   11/25/19    $  99,175.80    $  26,589.16   $   125,764.96   $7,066,969.16
         214   12/25/19    $  98,131.63    $  26,221.18   $   124,352.81   $6,968,837.54
         215   01/25/20    $  97,097.44    $  25,857.08   $   122,954.52   $6,871,740.10
         216   02/25/20    $  96,073.14    $  25,496.82   $   121,569.96   $6,775,666.96
         217   03/25/20    $  95,058.65    $  25,140.35   $   120,199.01   $6,680,608.31
         218   04/25/20    $  94,053.88    $  24,787.65   $   118,841.53   $6,586,554.42
         219   05/25/20    $  93,058.74    $  24,438.68   $   117,497.41   $6,493,495.69
         220   06/25/20    $  92,073.13    $  24,093.40   $   116,166.53   $6,401,422.56
         221   07/25/20    $  91,096.97    $  23,751.77   $   114,848.75   $6,310,325.58
         222   08/25/20    $  90,130.18    $  23,413.77   $   113,543.95   $6,220,195.40
         223   09/25/20    $  89,172.67    $  23,079.35   $   112,252.03   $6,131,022.73
         224   10/25/20    $  88,224.35    $  22,748.49   $   110,972.84   $6,042,798.38
         225   11/25/20    $  87,285.14    $  22,421.15   $   109,706.29   $5,955,513.24
         226   12/25/20    $  86,354.95    $  22,097.29   $   108,452.24   $5,869,158.28
         227   01/25/21    $  85,433.71    $  21,776.88   $   107,210.59   $5,783,724.57
         228   02/25/21    $  84,521.33    $  21,459.89   $   105,981.22   $5,699,203.24
         229   03/25/21    $  83,617.73    $  21,146.28   $   104,764.01   $5,615,585.51
         230   04/25/21    $  82,722.82    $  20,836.03   $   103,558.85   $5,532,862.69
         231   05/25/21    $  81,836.53    $  20,529.09   $   102,365.63   $5,451,026.16
         232   06/25/21    $  80,958.79    $  20,225.45   $   101,184.24   $5,370,067.37
         233   07/25/21    $  80,089.50    $  19,925.06   $   100,014.56   $5,289,977.87
         234   08/25/21    $  79,228.60    $  19,627.90   $    98,856.49   $5,210,749.27
         235   09/25/21    $  78,376.00    $  19,333.93   $    97,709.93   $5,132,373.27
         236   10/25/21    $  77,531.63    $  19,043.12   $    96,574.75   $5,054,841.64
         237   11/25/21    $  76,695.42    $  18,755.45   $    95,450.87   $4,978,146.22
         238   12/25/21    $  75,867.28    $  18,470.88   $    94,338.16   $4,902,278.94
         239   01/25/22    $  75,047.15    $  18,189.38   $    93,236.53   $4,827,231.79
         240   02/25/22    $  74,234.95    $  17,910.92   $    92,145.87   $4,752,996.84
         241   03/25/22    $  73,430.61    $  17,635.48   $    91,066.09   $4,679,566.23
         242   04/25/22    $  72,634.05    $  17,363.02   $    89,997.07   $4,606,932.18
         243   05/25/22    $  71,845.21    $  17,093.52   $    88,938.73   $4,535,086.97
         244   06/25/22    $  71,064.01    $  16,826.94   $    87,890.95   $4,464,022.96
         245   07/25/22    $  70,290.38    $  16,563.27   $    86,853.64   $4,393,732.59
         246   08/25/22    $  69,524.25    $  16,302.46   $    85,826.71   $4,324,208.34
         247   09/25/22    $  68,765.56    $  16,044.49   $    84,810.05   $4,255,442.78
         248   10/25/22    $  68,014.23    $  15,789.34   $    83,803.57   $4,187,428.55
         249   11/25/22    $  67,270.20    $  15,536.98   $    82,807.18   $4,120,158.36
         250   12/25/22    $  66,533.39    $  15,287.38   $    81,820.77   $4,053,624.96
         251   01/25/23    $  65,803.75    $  15,040.51   $    80,844.26   $3,987,821.21
         252   02/25/23    $  65,081.21    $  14,796.35   $    79,877.56   $3,922,740.00
         253   03/25/23    $  64,365.70    $  14,554.87   $    78,920.57   $3,858,374.31
         254   04/25/23    $  63,657.15    $  14,316.04   $    77,973.19   $3,794,717.16
         255   05/25/23    $  62,955.50    $  14,079.85   $    77,035.35   $3,731,761.65
         256   06/25/23    $  62,260.70    $  13,846.25   $    76,106.95   $3,669,500.95
         257   07/25/23    $  61,572.67    $  13,615.24   $    75,187.90   $3,607,928.29
         258   08/25/23    $  60,891.34    $  13,386.78   $    74,278.12   $3,547,036.94
         259   09/25/23    $  60,216.67    $  13,160.84   $    73,377.52   $3,486,820.27
         260   10/25/23    $  59,548.59    $  12,937.41   $    72,486.00   $3,427,271.68
         261   11/25/23    $  58,887.04    $  12,716.45   $    71,603.49   $3,368,384.64
         262   12/25/23    $  58,231.95    $  12,497.96   $    70,729.91   $3,310,152.68
         263   01/25/24    $  57,583.27    $  12,281.89   $    69,865.16   $3,252,569.41
         264   02/25/24    $  56,940.94    $  12,068.23   $    69,009.17   $3,195,628.47
         265   03/25/24    $  56,304.90    $  11,856.95   $    68,161.85   $3,139,323.57
         266   04/25/24    $  55,675.09    $  11,648.03   $    67,323.12   $3,083,648.48
         267   05/25/24    $  55,051.45    $  11,441.45   $    66,492.90   $3,028,597.03
         268   06/25/24    $  54,433.93    $  11,237.18   $    65,671.11   $2,974,163.10
         269   07/25/24    $  53,822.47    $  11,035.20   $    64,857.67   $2,920,340.63
         270   08/25/24    $  53,217.01    $  10,835.49   $    64,052.50   $2,867,123.62
         271   09/25/24    $  52,617.50    $  10,638.03   $    63,255.53   $2,814,506.12
         272   10/25/24    $  52,023.88    $  10,442.79   $    62,466.67   $2,762,482.24
         273   11/25/24    $  51,436.10    $  10,249.76   $    61,685.86   $2,711,046.15
         274   12/25/24    $  50,854.10    $  10,058.90   $    60,913.00   $2,660,192.05
         275   01/25/25    $  50,277.83    $   9,870.21   $    60,148.04   $2,609,914.22
         276   02/25/25    $  49,707.24    $   9,683.65   $    59,390.89   $2,560,206.98
         277   03/25/25    $  49,142.27    $   9,499.21   $    58,641.49   $2,511,064.70
         278   04/25/25    $  48,582.88    $   9,316.87   $    57,899.75   $2,462,481.83
         279   05/25/25    $  48,029.00    $   9,136.60   $    57,165.60   $2,414,452.83
         280   06/25/25    $  47,480.59    $   8,958.39   $    56,438.98   $2,366,972.23
         281   07/25/25    $  46,937.60    $   8,782.21   $    55,719.81   $2,320,034.63
         282   08/25/25    $  46,399.98    $   8,608.05   $    55,008.03   $2,273,634.65
         283   09/25/25    $  45,867.68    $   8,435.88   $    54,303.55   $2,227,766.97
         284   10/25/25    $  45,340.64    $   8,265.68   $    53,606.32   $2,182,426.33
         285   11/25/25    $  44,818.82    $   8,097.44   $    52,916.26   $2,137,607.51
         286   12/25/25    $  44,302.17    $   7,931.14   $    52,233.31   $2,093,305.33
         287   01/25/26    $  43,790.65    $   7,766.75   $    51,557.40   $2,049,514.69
         288   02/25/26    $  43,284.20    $   7,604.27   $    50,888.46   $2,006,230.49
         289   03/25/26    $  42,782.77    $   7,443.66   $    50,226.43   $1,963,447.72
         290   04/25/26    $  42,286.33    $   7,284.91   $    49,571.24   $1,921,161.39
         291   05/25/26    $  41,794.82    $   7,128.00   $    48,922.82   $1,879,366.57
         292   06/25/26    $  41,308.20    $   6,972.92   $    48,281.12   $1,838,058.37
         293   07/25/26    $  40,826.42    $   6,819.64   $    47,646.06   $1,797,231.95
         294   08/25/26    $  40,349.44    $   6,668.15   $    47,017.59   $1,756,882.51
         295   09/25/26    $  39,877.21    $   6,518.43   $    46,395.64   $1,717,005.31
         296   10/25/26    $  39,409.68    $   6,370.47   $    45,780.15   $1,677,595.63
         297   11/25/26    $  38,946.82    $   6,224.23   $    45,171.06   $1,638,648.80
         298   12/25/26    $  38,488.59    $   6,079.72   $    44,568.30   $1,600,160.22
         299   01/25/27    $  38,034.92    $   5,936.90   $    43,971.83   $1,562,125.29
         300   02/25/27    $  37,585.80    $   5,795.77   $    43,381.57   $1,524,539.49
         301   03/25/27    $  37,141.16    $   5,656.30   $    42,797.47   $1,487,398.33
         302   04/25/27    $  36,700.98    $   5,518.49   $    42,219.46   $1,450,697.35
         303   05/25/27    $  36,265.20    $   5,382.30   $    41,647.51   $1,414,432.15
         304   06/25/27    $  35,833.79    $   5,247.74   $    41,081.53   $1,378,598.35
         305   07/25/27    $  35,406.71    $   5,114.77   $    40,521.48   $1,343,191.64
         306   08/25/27    $  34,983.91    $   4,983.39   $    39,967.30   $1,308,207.73
         307   09/25/27    $  34,565.36    $   4,853.58   $    39,418.94   $1,273,642.36
         308   10/25/27    $  34,151.02    $   4,725.32   $    38,876.33   $1,239,491.35
         309   11/25/27    $  33,740.84    $   4,598.60   $    38,339.43   $1,205,750.51
         310   12/25/27    $  33,334.79    $   4,473.40   $    37,808.18   $1,172,415.72
         311   01/25/28    $  32,932.82    $   4,349.70   $    37,282.52   $1,139,482.90
         312   02/25/28    $  32,534.91    $   4,227.50   $    36,762.41   $1,106,947.99
         313   03/25/28    $  32,141.01    $   4,106.77   $    36,247.78   $1,074,806.98
         314   04/25/28    $  31,751.08    $   3,987.51   $    35,738.59   $1,043,055.90
         315   05/25/28    $  31,365.09    $   3,869.69   $    35,234.78   $1,011,690.81
         316   06/25/28    $  30,983.00    $   3,753.31   $    34,736.31    $ 980,707.81
         317   07/25/28    $  30,604.78    $   3,638.34   $    34,243.12    $ 950,103.03
         318   08/25/28    $  30,230.38    $   3,524.77   $    33,755.16    $ 919,872.65
         319   09/25/28    $  29,859.77    $   3,412.60   $    33,272.37    $ 890,012.87
         320   10/25/28    $  29,492.92    $   3,301.80   $    32,794.72    $ 860,519.95
         321   11/25/28    $  29,129.79    $   3,192.36   $    32,322.15    $ 831,390.16
         322   12/25/28    $  28,770.35    $   3,084.27   $    31,854.62    $ 802,619.81
         323   01/25/29    $  28,414.55    $   2,977.51   $    31,392.06    $ 774,205.26
         324   02/25/29    $  28,062.37    $   2,872.07   $    30,934.45    $ 746,142.88
         325   03/25/29    $  27,713.78    $   2,767.94   $    30,481.72    $ 718,429.10
         326   04/25/29    $  27,368.73    $   2,665.10   $    30,033.83    $ 691,060.37
         327   05/25/29    $  27,027.20    $   2,563.55   $    29,590.74    $ 664,033.18
         328   06/25/29    $  26,689.15    $   2,463.26   $    29,152.40    $ 637,344.03
         329   07/25/29    $  26,354.54    $   2,364.22   $    28,718.77    $ 610,989.49
         330   08/25/29    $  26,023.36    $   2,266.43   $    28,289.79    $ 584,966.13
         331   09/25/29    $  25,695.56    $   2,169.86   $    27,865.42    $ 559,270.57
         332   10/25/29    $  25,371.11    $   2,074.51   $    27,445.62    $ 533,899.47
         333   11/25/29    $  25,049.98    $   1,980.37   $    27,030.35    $ 508,849.49
         334   12/25/29    $  24,732.14    $   1,887.41   $    26,619.55    $ 484,117.35
         335   01/25/30    $  24,417.56    $   1,795.64   $    26,213.20    $ 459,699.79
         336   02/25/30    $  24,106.20    $   1,705.03   $    25,811.23    $ 435,593.59
         337   03/25/30    $  23,798.05    $   1,615.58   $    25,413.62    $ 411,795.54
         338   04/25/30    $  23,493.05    $   1,527.27   $    25,020.32    $ 388,302.49
         339   05/25/30    $  23,191.20    $   1,440.09   $    24,631.29    $ 365,111.29
         340   06/25/30    $  22,892.45    $   1,354.04   $    24,246.49    $ 342,218.84
         341   07/25/30    $  22,596.78    $   1,269.09   $    23,865.87    $ 319,622.05
         342   08/25/30    $  22,304.16    $   1,185.24   $    23,489.40    $ 297,317.89
         343   09/25/30    $  22,014.56    $   1,102.47   $    23,117.03    $ 275,303.34
         344   10/25/30    $  21,727.95    $   1,020.78   $    22,748.72    $ 253,575.39
         345   11/25/30    $  21,444.30    $     940.15   $    22,384.45    $ 232,131.10
         346   12/25/30    $  21,163.58    $     860.58   $    22,024.16    $ 210,967.52
         347   01/25/31    $  20,885.77    $     782.04   $    21,667.81    $ 190,081.75
         348   02/25/31    $  20,610.84    $     704.54   $    21,315.38    $ 169,470.91
         349   03/25/31    $  19,617.34    $     628.06   $    20,245.40    $ 149,853.56
         350   04/25/31    $  19,357.75    $     555.40   $    19,913.16    $ 130,495.81
         351   05/25/31    $  19,100.86    $     483.71   $    19,584.57    $ 111,394.95
         352   06/25/31    $  18,846.63    $     412.97   $    19,259.61    $  92,548.32
         353   07/25/31    $  18,595.06    $     343.17   $    18,938.23    $  73,953.26
         354   08/25/31    $  18,346.10    $     274.31   $    18,620.41    $  55,607.15
         355   09/25/31    $  18,099.74    $     206.36   $    18,306.11    $  37,507.41
         356   10/25/31    $  17,855.96    $     139.33   $    17,995.29    $  19,651.46
         357   11/25/31    $  17,614.72    $      73.20   $    17,687.92    $   2,036.74
         358   12/25/31    $   2,036.74    $       7.96   $     2,044.70    $          -


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1933.




GSR0201 (A3) --- 15 CPR

LIBOR_1YR=2.41875   CMT_1YR=2.2000

Period       Date        Principal       Interest       Cash Flow         Balance
Total                    $80,321,000.00  $23,393,955.94 $ 103,714,955.94

           0   02/21/02   $           -    $          -   $            -  $80,321,000.00
           1   03/25/02   $1,196,076.62    $ 384,804.52   $ 1,580,881.15  $79,124,923.38
           2   04/25/02   $1,179,276.41    $ 379,074.32   $ 1,558,350.73  $77,945,646.97
           3   05/25/02   $1,162,707.39    $ 373,424.60   $ 1,536,131.99  $76,782,939.58
           4   06/25/02   $1,146,366.40    $ 367,854.27   $ 1,514,220.67  $75,636,573.18
           5   07/25/02   $1,130,250.34    $ 362,362.22   $ 1,492,612.55  $74,506,322.85
           6   08/25/02   $1,114,356.12    $ 356,947.38   $ 1,471,303.50  $73,391,966.72
           7   09/25/02   $1,098,680.73    $ 351,608.68   $ 1,450,289.41  $72,293,285.99
           8   10/25/02   $1,083,221.17    $ 346,345.08   $ 1,429,566.26  $71,210,064.82
           9   11/25/02   $1,067,974.50    $ 341,155.55   $ 1,409,130.05  $70,142,090.32
          10   12/25/02   $1,052,937.80    $ 336,039.06   $ 1,388,976.86  $69,089,152.53
          11   01/25/03   $1,038,108.20    $ 330,994.61   $ 1,369,102.81  $68,051,044.33
          12   02/25/03   $1,023,482.88    $ 326,021.21   $ 1,349,504.09  $67,027,561.45
          13   03/25/03   $1,009,059.04    $ 321,117.88   $ 1,330,176.92  $66,018,502.40
          14   04/25/03   $  994,833.94    $ 316,283.64   $ 1,311,117.58  $65,023,668.46
          15   05/25/03   $  980,804.85    $ 311,517.56   $ 1,292,322.41  $64,042,863.62
          16   06/25/03   $  966,969.09    $ 306,818.69   $ 1,273,787.78  $63,075,894.53
          17   07/25/03   $  953,324.03    $ 302,186.10   $ 1,255,510.12  $62,122,570.50
          18   08/25/03   $  939,867.04    $ 297,618.88   $ 1,237,485.93  $61,182,703.46
          19   09/25/03   $  926,595.58    $ 293,116.14   $ 1,219,711.71  $60,256,107.88
          20   10/25/03   $  913,507.08    $ 288,676.97   $ 1,202,184.05  $59,342,600.80
          21   11/25/03   $  900,599.06    $ 284,300.51   $ 1,184,899.57  $58,442,001.74
          22   12/25/03   $  887,869.05    $ 279,985.89   $ 1,167,854.94  $57,554,132.69
          23   01/25/04   $  875,314.60    $ 275,732.26   $ 1,151,046.86  $56,678,818.09
          24   02/25/04   $  862,933.32    $ 271,538.77   $ 1,134,472.10  $55,815,884.76
          25   03/25/04   $  850,722.85    $ 267,404.60   $ 1,118,127.45  $54,965,161.92
          26   04/25/04   $  838,680.83    $ 263,328.93   $ 1,102,009.76  $54,126,481.09
          27   05/25/04   $  826,804.97    $ 259,310.95   $ 1,086,115.92  $53,299,676.12
          28   06/25/04   $  815,092.99    $ 255,349.87   $ 1,070,442.85  $52,484,583.13
          29   07/25/04   $  803,542.65    $ 251,444.89   $ 1,054,987.54  $51,681,040.49
          30   08/25/04   $  792,151.74    $ 247,595.25   $ 1,039,746.99  $50,888,888.75
          31   09/25/04   $  780,918.07    $ 243,800.18   $ 1,024,718.25  $50,107,970.68
          32   10/25/04   $  769,839.49    $ 240,058.94   $ 1,009,898.42  $49,338,131.19
          33   11/25/04   $  758,913.88    $ 236,370.76   $   995,284.64  $48,579,217.32
          34   12/25/04   $  748,139.14    $ 232,734.93   $   980,874.07  $47,831,078.18
          35   01/25/05   $  737,513.21    $ 229,150.72   $   966,663.93  $47,093,564.97
          36   02/25/05   $  727,034.04    $ 225,617.42   $   952,651.46  $46,366,530.93
          37   03/25/05   $  716,699.64    $ 222,134.32   $   938,833.96  $45,649,831.29
          38   04/25/05   $  706,508.01    $ 218,700.73   $   925,208.74  $44,943,323.28
          39   05/25/05   $  696,457.19    $ 215,315.97   $   911,773.16  $44,246,866.09
          40   06/25/05   $  686,545.26    $ 211,979.36   $   898,524.63  $43,560,320.83
          41   07/25/05   $  676,770.32    $ 208,690.24   $   885,460.56  $42,883,550.51
          42   08/25/05   $  667,130.49    $ 205,447.94   $   872,578.43  $42,216,420.02
          43   09/25/05   $  657,623.91    $ 202,251.83   $   859,875.74  $41,558,796.11
          44   10/25/05   $  648,248.76    $ 199,101.27   $   847,350.02  $40,910,547.35
          45   11/25/05   $  639,003.23    $ 195,995.61   $   834,998.85  $40,271,544.12
          46   12/25/05   $  629,885.56    $ 192,934.26   $   822,819.81  $39,641,658.56
          47   01/25/06   $  620,893.97    $ 189,916.58   $   810,810.55  $39,020,764.59
          48   02/25/06   $  612,026.76    $ 186,941.98   $   798,968.74  $38,408,737.83
          49   03/25/06   $  603,282.20    $ 184,009.86   $   787,292.06  $37,805,455.63
          50   04/25/06   $  594,658.62    $ 181,119.64   $   775,778.26  $37,210,797.00
          51   05/25/06   $  586,154.36    $ 178,270.73   $   764,425.09  $36,624,642.64
          52   06/25/06   $  577,767.78    $ 175,462.56   $   753,230.34  $36,046,874.87
          53   07/25/06   $  532,614.19    $ 172,694.57   $   705,308.76  $35,514,260.68
          54   08/25/06   $  525,053.24    $ 170,142.90   $   695,196.14  $34,989,207.44
          55   09/25/06   $  517,597.30    $ 167,627.46   $   685,224.76  $34,471,610.14
          56   10/25/06   $  510,244.92    $ 165,147.74   $   675,392.65  $33,961,365.23
          57   11/25/06   $  502,994.68    $ 162,703.24   $   665,697.92  $33,458,370.55
          58   12/25/06   $  495,845.18    $ 160,293.48   $   656,138.66  $32,962,525.37
          59   01/25/07   $  488,795.04    $ 157,917.97   $   646,713.01  $32,473,730.33
          60   02/25/07   $  481,842.90    $ 155,576.23   $   637,419.13  $31,991,887.42
          61   03/25/07   $  474,987.42    $ 153,267.80   $   628,255.22  $31,516,900.01
          62   04/25/07   $  468,227.25    $ 150,992.22   $   619,219.47  $31,048,672.75
          63   05/25/07   $  461,561.11    $ 148,749.02   $   610,310.13  $30,587,111.64
          64   06/25/07   $  454,987.69    $ 146,537.75   $   601,525.45  $30,132,123.95
          65   07/25/07   $  448,505.73    $ 144,357.98   $   592,863.71  $29,683,618.22
          66   08/25/07   $  442,113.97    $ 142,209.27   $   584,323.23  $29,241,504.26
          67   09/25/07   $  435,811.16    $ 140,091.17   $   575,902.34  $28,805,693.09
          68   10/25/07   $  429,596.10    $ 138,003.27   $   567,599.38  $28,376,096.99
          69   11/25/07   $  423,467.57    $ 135,945.15   $   559,412.72  $27,952,629.42
          70   12/25/07   $  417,424.39    $ 133,916.39   $   551,340.78  $27,535,205.02
          71   01/25/08   $  411,465.38    $ 131,916.58   $   543,381.96  $27,123,739.64
          72   02/25/08   $  405,589.39    $ 129,945.32   $   535,534.71  $26,718,150.25
          73   03/25/08   $  399,795.28    $ 128,002.20   $   527,797.48  $26,318,354.97
          74   04/25/08   $  394,081.92    $ 126,086.85   $   520,168.77  $25,924,273.05
          75   05/25/08   $  388,448.20    $ 124,198.87   $   512,647.07  $25,535,824.85
          76   06/25/08   $  382,893.03    $ 122,337.88   $   505,230.91  $25,152,931.83
          77   07/25/08   $  377,415.33    $ 120,503.50   $   497,918.83  $24,775,516.50
          78   08/25/08   $  372,014.03    $ 118,695.37   $   490,709.40  $24,403,502.47
          79   09/25/08   $  366,688.08    $ 116,913.11   $   483,601.19  $24,036,814.39
          80   10/25/08   $  361,436.45    $ 115,156.37   $   476,592.82  $23,675,377.94
          81   11/25/08   $  356,258.12    $ 113,424.79   $   469,682.91  $23,319,119.82
          82   12/25/08   $  357,277.93    $  96,362.56   $   453,640.49  $22,961,841.90
          83   01/25/09   $  352,068.66    $  94,889.96   $   446,958.62  $22,609,773.24
          84   02/25/09   $  346,933.21    $  93,438.79   $   440,372.00  $22,262,840.03
          85   03/25/09   $  342,998.81    $  88,019.56   $   431,018.37  $21,919,841.22
          86   04/25/09   $  337,976.32    $  86,665.51   $   424,641.83  $21,581,864.90
          87   05/25/09   $  333,025.24    $  85,331.25   $   418,356.49  $21,248,839.66
          88   06/25/09   $  328,144.57    $  84,016.51   $   412,161.08  $20,920,695.09
          89   07/25/09   $  323,333.33    $  82,721.01   $   406,054.34  $20,597,361.76
          90   08/25/09   $  318,590.55    $  81,444.48   $   400,035.03  $20,278,771.22
          91   09/25/09   $  313,915.27    $  80,186.65   $   394,101.92  $19,964,855.95
          92   10/25/09   $  309,306.55    $  78,947.24   $   388,253.79  $19,655,549.40
          93   11/25/09   $  304,763.46    $  77,726.01   $   382,489.47  $19,350,785.94
          94   12/25/09   $  300,285.08    $  76,522.68   $   376,807.77  $19,050,500.86
          95   01/25/10   $  295,870.51    $  75,337.02   $   371,207.53  $18,754,630.35
          96   02/25/10   $  291,518.86    $  74,168.75   $   365,687.61  $18,463,111.49
          97   03/25/10   $  287,229.24    $  73,017.65   $   360,246.89  $18,175,882.25
          98   04/25/10   $  283,000.79    $  71,883.45   $   354,884.25  $17,892,881.46
          99   05/25/10   $  278,832.66    $  70,765.93   $   349,598.59  $17,614,048.80
         100   06/25/10   $  274,723.99    $  69,664.85   $   344,388.84  $17,339,324.81
         101   07/25/10   $  270,673.96    $  68,579.96   $   339,253.92  $17,068,650.85
         102   08/25/10   $  266,681.75    $  67,511.04   $   334,192.79  $16,801,969.10
         103   09/25/10   $  262,746.55    $  66,457.87   $   329,204.41  $16,539,222.56
         104   10/25/10   $  258,867.55    $  65,420.21   $   324,287.76  $16,280,355.01
         105   11/25/10   $  255,043.98    $  64,397.85   $   319,441.83  $16,025,311.03
         106   12/25/10   $  251,275.05    $  63,390.56   $   314,665.62  $15,774,035.98
         107   01/25/11   $  247,560.01    $  62,398.14   $   309,958.15  $15,526,475.97
         108   02/25/11   $  243,898.09    $  61,420.37   $   305,318.46  $15,282,577.88
         109   03/25/11   $  240,288.55    $  60,457.04   $   300,745.59  $15,042,289.33
         110   04/25/11   $  236,730.66    $  59,507.94   $   296,238.60  $14,805,558.66
         111   05/25/11   $  233,223.70    $  58,572.88   $   291,796.57  $14,572,334.96
         112   06/25/11   $  229,766.94    $  57,651.64   $   287,418.58  $14,342,568.02
         113   07/25/11   $  226,359.69    $  56,744.04   $   283,103.73  $14,116,208.33
         114   08/25/11   $  223,001.25    $  55,849.88   $   278,851.13  $13,893,207.07
         115   09/25/11   $  219,690.94    $  54,968.96   $   274,659.90  $13,673,516.13
         116   10/25/11   $  216,428.08    $  54,101.10   $   270,529.18  $13,457,088.05
         117   11/25/11   $  213,212.01    $  53,246.10   $   266,458.11  $13,243,876.04
         118   12/25/11   $  210,823.40    $  49,932.53   $   260,755.93  $13,033,052.64
         119   01/25/12   $  207,675.99    $  49,138.09   $   256,814.08  $12,825,376.65
         120   02/25/12   $  204,573.89    $  48,355.50   $   252,929.39  $12,620,802.76
         121   03/25/12   $  201,516.46    $  47,584.60   $   249,101.06  $12,419,286.30
         122   04/25/12   $  198,737.32    $  46,078.84   $   244,816.16  $12,220,548.98
         123   05/25/12   $  195,760.46    $  45,341.49   $   241,101.96  $12,024,788.52
         124   06/25/12   $  192,826.56    $  44,615.19   $   237,441.75  $11,831,961.96
         125   07/25/12   $  189,935.00    $  43,899.77   $   233,834.77  $11,642,026.95
         126   08/25/12   $  187,085.20    $  43,195.08   $   230,280.28  $11,454,941.76
         127   09/25/12   $  184,276.55    $  42,500.96   $   226,777.51  $11,270,665.21
         128   10/25/12   $  181,508.48    $  41,817.26   $   223,325.74  $11,089,156.73
         129   11/25/12   $  178,780.42    $  41,143.83   $   219,924.25  $10,910,376.31
         130   12/25/12   $  176,091.80    $  40,480.53   $   216,572.33  $10,734,284.51
         131   01/25/13   $  173,442.07    $  39,827.19   $   213,269.26  $10,560,842.44
         132   02/25/13   $  170,830.67    $  39,183.69   $   210,014.36  $10,390,011.78
         133   03/25/13   $  168,257.06    $  38,549.88   $   206,806.94  $10,221,754.71
         134   04/25/13   $  165,720.72    $  37,925.61   $   203,646.33  $10,056,033.99
         135   05/25/13   $  163,221.11    $  37,310.76   $   200,531.87  $ 9,892,812.88
         136   06/25/13   $  160,757.71    $  36,705.18   $   197,462.89  $ 9,732,055.17
         137   07/25/13   $  158,330.02    $  36,108.74   $   194,438.76  $ 9,573,725.15
         138   08/25/13   $  155,937.53    $  35,521.30   $   191,458.83  $ 9,417,787.62
         139   09/25/13   $  153,579.74    $  34,942.74   $   188,522.48  $ 9,264,207.88
         140   10/25/13   $  151,256.15    $  34,372.93   $   185,629.08  $ 9,112,951.73
         141   11/25/13   $  148,966.29    $  33,811.74   $   182,778.03  $ 8,963,985.44
         142   12/25/13   $  146,709.68    $  33,259.05   $   179,968.73  $ 8,817,275.76
         143   01/25/14   $  144,485.85    $  32,714.72   $   177,200.57  $ 8,672,789.92
         144   02/25/14   $  142,294.32    $  32,178.65   $   174,472.98  $ 8,530,495.59
         145   03/25/14   $  140,134.66    $  31,650.71   $   171,785.37  $ 8,390,360.93
         146   04/25/14   $  138,006.40    $  31,130.78   $   169,137.18  $ 8,252,354.53
         147   05/25/14   $  135,909.09    $  30,618.75   $   166,527.84  $ 8,116,445.44
         148   06/25/14   $  133,842.31    $  30,114.50   $   163,956.81  $ 7,982,603.13
         149   07/25/14   $  131,805.62    $  29,617.91   $   161,423.53  $ 7,850,797.51
         150   08/25/14   $  129,798.59    $  29,128.89   $   158,927.47  $ 7,720,998.92
         151   09/25/14   $  127,820.79    $  28,647.30   $   156,468.10  $ 7,593,178.13
         152   10/25/14   $  125,871.83    $  28,173.06   $   154,044.89  $ 7,467,306.31
         153   11/25/14   $  123,951.27    $  27,706.05   $   151,657.32  $ 7,343,355.03
         154   12/25/14   $  122,058.74    $  27,246.16   $   149,304.90  $ 7,221,296.30
         155   01/25/15   $  120,193.81    $  26,793.30   $   146,987.11  $ 7,101,102.48
         156   02/25/15   $  118,356.12    $  26,347.35   $   144,703.46  $ 6,982,746.36
         157   03/25/15   $  116,545.25    $  25,908.22   $   142,453.47  $ 6,866,201.11
         158   04/25/15   $  114,760.85    $  25,475.81   $   140,236.66  $ 6,751,440.26
         159   05/25/15   $  113,002.52    $  25,050.02   $   138,052.54  $ 6,638,437.74
         160   06/25/15   $  111,269.90    $  24,630.75   $   135,900.66  $ 6,527,167.84
         161   07/25/15   $  109,562.63    $  24,217.92   $   133,780.54  $ 6,417,605.22
         162   08/25/15   $  107,880.33    $  23,811.41   $   131,691.75  $ 6,309,724.88
         163   09/25/15   $  106,222.67    $  23,411.15   $   129,633.82  $ 6,203,502.22
         164   10/25/15   $  104,589.28    $  23,017.04   $   127,606.32  $ 6,098,912.94
         165   11/25/15   $  102,979.82    $  22,628.99   $   125,608.81  $ 5,995,933.11
         166   12/25/15   $  101,393.96    $  22,246.91   $   123,640.86  $ 5,894,539.16
         167   01/25/16   $   99,831.35    $  21,870.71   $   121,702.05  $ 5,794,707.81
         168   02/25/16   $   98,291.66    $  21,500.31   $   119,791.97  $ 5,696,416.15
         169   03/25/16   $   96,774.57    $  21,135.62   $   117,910.19  $ 5,599,641.59
         170   04/25/16   $   95,279.75    $  20,776.56   $   116,056.31  $ 5,504,361.84
         171   05/25/16   $   93,806.89    $  20,423.05   $   114,229.94  $ 5,410,554.94
         172   06/25/16   $   92,355.68    $  20,075.00   $   112,430.68  $ 5,318,199.27
         173   07/25/16   $   90,925.80    $  19,732.34   $   110,658.14  $ 5,227,273.47
         174   08/25/16   $   89,516.95    $  19,394.98   $   108,911.93  $ 5,137,756.51
         175   09/25/16   $   88,128.84    $  19,062.85   $   107,191.68  $ 5,049,627.68
         176   10/25/16   $   86,761.15    $  18,735.87   $   105,497.02  $ 4,962,866.52
         177   11/25/16   $   85,413.62    $  18,413.96   $   103,827.58  $ 4,877,452.91
         178   12/25/16   $   84,085.94    $  18,097.05   $   102,182.99  $ 4,793,366.97
         179   01/25/17   $   82,777.83    $  17,785.07   $   100,562.89  $ 4,710,589.15
         180   02/25/17   $   81,489.01    $  17,477.94   $    98,966.95  $ 4,629,100.14
         181   03/25/17   $   80,219.21    $  17,175.59   $    97,394.80  $ 4,548,880.93
         182   04/25/17   $   78,968.15    $  16,877.96   $    95,846.11  $ 4,469,912.78
         183   05/25/17   $   77,735.57    $  16,584.96   $    94,320.53  $ 4,392,177.21
         184   06/25/17   $   76,521.20    $  16,296.54   $    92,817.74  $ 4,315,656.01
         185   07/25/17   $   75,324.79    $  16,012.63   $    91,337.41  $ 4,240,331.22
         186   08/25/17   $   74,146.07    $  15,733.15   $    89,879.22  $ 4,166,185.16
         187   09/25/17   $   72,984.79    $  15,458.05   $    88,442.83  $ 4,093,200.37
         188   10/25/17   $   71,840.70    $  15,187.25   $    87,027.95  $ 4,021,359.68
         189   11/25/17   $   70,713.55    $  14,920.70   $    85,634.25  $ 3,950,646.12
         190   12/25/17   $   69,603.11    $  14,658.33   $    84,261.45  $ 3,881,043.01
         191   01/25/18   $   68,509.13    $  14,400.08   $    82,909.22  $ 3,812,533.88
         192   02/25/18   $   67,431.38    $  14,145.89   $    81,577.28  $ 3,745,102.49
         193   03/25/18   $   66,369.63    $  13,895.70   $    80,265.33  $ 3,678,732.87
         194   04/25/18   $   65,323.63    $  13,649.45   $    78,973.09  $ 3,613,409.23
         195   05/25/18   $   64,293.18    $  13,407.08   $    77,700.26  $ 3,549,116.05
         196   06/25/18   $   63,278.04    $  13,168.53   $    76,446.57  $ 3,485,838.01
         197   07/25/18   $   62,278.00    $  12,933.75   $    75,211.75  $ 3,423,560.02
         198   08/25/18   $   61,292.83    $  12,702.68   $    73,995.51  $ 3,362,267.19
         199   09/25/18   $   60,322.33    $  12,475.27   $    72,797.60  $ 3,301,944.85
         200   10/25/18   $   59,366.28    $  12,251.45   $    71,617.73  $ 3,242,578.57
         201   11/25/18   $   58,424.48    $  12,031.18   $    70,455.67  $ 3,184,154.09
         202   12/25/18   $   57,496.72    $  11,814.41   $    69,311.13  $ 3,126,657.36
         203   01/25/19   $   56,582.80    $  11,601.08   $    68,183.88  $ 3,070,074.56
         204   02/25/19   $   55,682.52    $  11,391.14   $    67,073.66  $ 3,014,392.04
         205   03/25/19   $   54,795.69    $  11,184.54   $    65,980.22  $ 2,959,596.35
         206   04/25/19   $   53,922.10    $  10,981.23   $    64,903.32  $ 2,905,674.25
         207   05/25/19   $   53,061.57    $  10,781.16   $    63,842.73  $ 2,852,612.69
         208   06/25/19   $   52,213.91    $  10,584.28   $    62,798.19  $ 2,800,398.77
         209   07/25/19   $   51,378.94    $  10,390.55   $    61,769.49  $ 2,749,019.83
         210   08/25/19   $   50,556.47    $  10,199.92   $    60,756.39  $ 2,698,463.36
         211   09/25/19   $   49,746.32    $  10,012.33   $    59,758.66  $ 2,648,717.04
         212   10/25/19   $   48,948.32    $   9,827.76   $    58,776.08  $ 2,599,768.72
         213   11/25/19   $   48,162.28    $   9,646.14   $    57,808.43  $ 2,551,606.44
         214   12/25/19   $   47,388.04    $   9,467.44   $    56,855.49  $ 2,504,218.39
         215   01/25/20   $   46,625.43    $   9,291.62   $    55,917.05  $ 2,457,592.96
         216   02/25/20   $   45,874.28    $   9,118.62   $    54,992.90  $ 2,411,718.69
         217   03/25/20   $   45,134.41    $   8,948.41   $    54,082.82  $ 2,366,584.27
         218   04/25/20   $   44,405.68    $   8,780.95   $    53,186.62  $ 2,322,178.60
         219   05/25/20   $   43,687.91    $   8,616.19   $    52,304.10  $ 2,278,490.69
         220   06/25/20   $   42,980.95    $   8,454.09   $    51,435.04  $ 2,235,509.73
         221   07/25/20   $   42,284.65    $   8,294.61   $    50,579.26  $ 2,193,225.09
         222   08/25/20   $   41,598.84    $   8,137.72   $    49,736.56  $ 2,151,626.24
         223   09/25/20   $   40,923.38    $   7,983.37   $    48,906.75  $ 2,110,702.86
         224   10/25/20   $   40,258.12    $   7,831.53   $    48,089.65  $ 2,070,444.75
         225   11/25/20   $   39,602.90    $   7,682.16   $    47,285.06  $ 2,030,841.85
         226   12/25/20   $   38,957.59    $   7,535.22   $    46,492.81  $ 1,991,884.26
         227   01/25/21   $   38,322.04    $   7,390.67   $    45,712.71  $ 1,953,562.22
         228   02/25/21   $   37,696.10    $   7,248.48   $    44,944.58  $ 1,915,866.12
         229   03/25/21   $   37,079.64    $   7,108.62   $    44,188.26  $ 1,878,786.48
         230   04/25/21   $   36,472.52    $   6,971.04   $    43,443.56  $ 1,842,313.96
         231   05/25/21   $   35,874.61    $   6,835.71   $    42,710.32  $ 1,806,439.34
         232   06/25/21   $   35,285.77    $   6,702.60   $    41,988.37  $ 1,771,153.57
         233   07/25/21   $   34,705.87    $   6,571.68   $    41,277.54  $ 1,736,447.70
         234   08/25/21   $   34,134.77    $   6,442.90   $    40,577.68  $ 1,702,312.93
         235   09/25/21   $   33,572.36    $   6,316.25   $    39,888.61  $ 1,668,740.57
         236   10/25/21   $   33,018.50    $   6,191.68   $    39,210.19  $ 1,635,722.06
         237   11/25/21   $   32,473.08    $   6,069.17   $    38,542.25  $ 1,603,248.99
         238   12/25/21   $   31,935.96    $   5,948.68   $    37,884.64  $ 1,571,313.03
         239   01/25/22   $   31,407.02    $   5,830.19   $    37,237.21  $ 1,539,906.01
         240   02/25/22   $   30,886.15    $   5,713.66   $    36,599.81  $ 1,509,019.86
         241   03/25/22   $   30,373.23    $   5,599.06   $    35,972.29  $ 1,478,646.62
         242   04/25/22   $   29,868.15    $   5,486.36   $    35,354.51  $ 1,448,778.47
         243   05/25/22   $   29,370.78    $   5,375.53   $    34,746.32  $ 1,419,407.69
         244   06/25/22   $   28,881.02    $   5,266.56   $    34,147.58  $ 1,390,526.67
         245   07/25/22   $   28,398.76    $   5,159.40   $    33,558.16  $ 1,362,127.91
         246   08/25/22   $   27,923.88    $   5,054.03   $    32,977.90  $ 1,334,204.03
         247   09/25/22   $   27,456.28    $   4,950.42   $    32,406.69  $ 1,306,747.75
         248   10/25/22   $   26,995.85    $   4,848.54   $    31,844.39  $ 1,279,751.90
         249   11/25/22   $   26,542.48    $   4,748.38   $    31,290.86  $ 1,253,209.42
         250   12/25/22   $   26,096.08    $   4,649.89   $    30,745.97  $ 1,227,113.34
         251   01/25/23   $   25,656.54    $   4,553.06   $    30,209.61  $ 1,201,456.79
         252   02/25/23   $   25,223.76    $   4,457.87   $    29,681.63  $ 1,176,233.03
         253   03/25/23   $   24,797.65    $   4,364.28   $    29,161.92  $ 1,151,435.38
         254   04/25/23   $   24,378.09    $   4,272.27   $    28,650.36  $ 1,127,057.29
         255   05/25/23   $   23,965.00    $   4,181.81   $    28,146.82  $ 1,103,092.29
         256   06/25/23   $   23,558.29    $   4,092.89   $    27,651.18  $ 1,079,534.00
         257   07/25/23   $   23,157.86    $   4,005.48   $    27,163.34  $ 1,056,376.14
         258   08/25/23   $   22,763.61    $   3,919.55   $    26,683.16  $ 1,033,612.53
         259   09/25/23   $   22,375.46    $   3,835.09   $    26,210.55  $ 1,011,237.08
         260   10/25/23   $   21,993.31    $   3,752.07   $    25,745.38  $   989,243.77
         261   11/25/23   $   21,617.08    $   3,670.46   $    25,287.55  $   967,626.68
         262   12/25/23   $   21,246.69    $   3,590.25   $    24,836.94  $   946,380.00
         263   01/25/24   $   20,882.03    $   3,511.42   $    24,393.45  $   925,497.96
         264   02/25/24   $   20,523.04    $   3,433.94   $    23,956.98  $   904,974.92
         265   03/25/24   $   20,169.63    $   3,357.79   $    23,527.42  $   884,805.29
         266   04/25/24   $   19,821.71    $   3,282.95   $    23,104.66  $   864,983.58
         267   05/25/24   $   19,479.21    $   3,209.40   $    22,688.61  $   845,504.37
         268   06/25/24   $   19,142.04    $   3,137.12   $    22,279.16  $   826,362.34
         269   07/25/24   $   18,810.12    $   3,066.10   $    21,876.22  $   807,552.22
         270   08/25/24   $   18,483.38    $   2,996.30   $    21,479.69  $   789,068.83
         271   09/25/24   $   18,161.75    $   2,927.72   $    21,089.47  $   770,907.08
         272   10/25/24   $   17,845.14    $   2,860.33   $    20,705.47  $   753,061.95
         273   11/25/24   $   17,533.48    $   2,794.12   $    20,327.60  $   735,528.47
         274   12/25/24   $   17,226.70    $   2,729.06   $    19,955.76  $   718,301.76
         275   01/25/25   $   16,924.73    $   2,665.14   $    19,589.87  $   701,377.04
         276   02/25/25   $   16,627.49    $   2,602.34   $    19,229.83  $   684,749.55
         277   03/25/25   $   16,334.91    $   2,540.65   $    18,875.56  $   668,414.63
         278   04/25/25   $   16,046.94    $   2,480.04   $    18,526.97  $   652,367.70
         279   05/25/25   $   15,763.49    $   2,420.49   $    18,183.98  $   636,604.21
         280   06/25/25   $   15,484.50    $   2,362.00   $    17,846.50  $   621,119.71
         281   07/25/25   $   15,209.90    $   2,304.55   $    17,514.45  $   605,909.81
         282   08/25/25   $   14,939.64    $   2,248.11   $    17,187.75  $   590,970.18
         283   09/25/25   $   14,673.63    $   2,192.68   $    16,866.31  $   576,296.54
         284   10/25/25   $   14,411.83    $   2,138.23   $    16,550.07  $   561,884.71
         285   11/25/25   $   14,154.17    $   2,084.76   $    16,238.93  $   547,730.54
         286   12/25/25   $   13,900.59    $   2,032.24   $    15,932.82  $   533,829.95
         287   01/25/26   $   13,651.02    $   1,980.66   $    15,631.68  $   520,178.94
         288   02/25/26   $   13,405.41    $   1,930.01   $    15,335.42  $   506,773.53
         289   03/25/26   $   13,163.69    $   1,880.27   $    15,043.96  $   493,609.83
         290   04/25/26   $   12,925.82    $   1,831.42   $    14,757.24  $   480,684.01
         291   05/25/26   $   12,691.73    $   1,783.46   $    14,475.19  $   467,992.29
         292   06/25/26   $   12,461.36    $   1,736.37   $    14,197.73  $   455,530.92
         293   07/25/26   $   12,234.67    $   1,690.13   $    13,924.80  $   443,296.26
         294   08/25/26   $   12,011.59    $   1,644.73   $    13,656.32  $   431,284.67
         295   09/25/26   $   11,792.07    $   1,600.16   $    13,392.23  $   419,492.60
         296   10/25/26   $   11,576.06    $   1,556.41   $    13,132.47  $   407,916.55
         297   11/25/26   $   11,363.50    $   1,513.46   $    12,876.96  $   396,553.05
         298   12/25/26   $   11,154.35    $   1,471.29   $    12,625.64  $   385,398.70
         299   01/25/27   $   10,948.55    $   1,429.90   $    12,378.45  $   374,450.15
         300   02/25/27   $   10,746.05    $   1,389.28   $    12,135.33  $   363,704.09
         301   03/25/27   $   10,546.81    $   1,349.40   $    11,896.21  $   353,157.28
         302   04/25/27   $   10,350.77    $   1,310.27   $    11,661.04  $   342,806.51
         303   05/25/27   $   10,157.89    $   1,271.86   $    11,429.75  $   332,648.63
         304   06/25/27   $    9,968.11    $   1,234.17   $    11,202.28  $   322,680.51
         305   07/25/27   $    9,781.40    $   1,197.18   $    10,978.58  $   312,899.11
         306   08/25/27   $    9,597.70    $   1,160.89   $    10,758.59  $   303,301.41
         307   09/25/27   $    9,416.98    $   1,125.28   $    10,542.25  $   293,884.43
         308   10/25/27   $    9,239.17    $   1,090.34   $    10,329.51  $   284,645.26
         309   11/25/27   $    9,064.26    $   1,056.05   $    10,120.31  $   275,581.00
         310   12/25/27   $    8,892.17    $   1,022.42   $     9,914.59  $   266,688.83
         311   01/25/28   $    8,722.89    $     989.42   $     9,712.31  $   257,965.94
         312   02/25/28   $    8,556.35    $     957.06   $     9,513.41  $   249,409.59
         313   03/25/28   $    8,392.53    $     925.31   $     9,317.84  $   241,017.05
         314   04/25/28   $    8,231.38    $     894.17   $     9,125.55  $   232,785.67
         315   05/25/28   $    8,072.86    $     863.62   $     8,936.49  $   224,712.81
         316   06/25/28   $    7,916.93    $     833.67   $     8,750.60  $   216,795.88
         317   07/25/28   $    7,763.55    $     804.29   $     8,567.84  $   209,032.33
         318   08/25/28   $    7,612.68    $     775.49   $     8,388.17  $   201,419.65
         319   09/25/28   $    7,464.29    $     747.24   $     8,211.53  $   193,955.36
         320   10/25/28   $    7,318.33    $     719.54   $     8,037.87  $   186,637.03
         321   11/25/28   $    7,174.78    $     692.39   $     7,867.16  $   179,462.25
         322   12/25/28   $    7,033.58    $     665.76   $     7,699.35  $   172,428.67
         323   01/25/29   $    6,894.72    $     639.67   $     7,534.38  $   165,533.95
         324   02/25/29   $    6,758.14    $     614.08   $     7,372.22  $   158,775.81
         325   03/25/29   $    6,623.83    $     589.01   $     7,212.83  $   152,151.99
         326   04/25/29   $    6,491.73    $     564.43   $     7,056.16  $   145,660.26
         327   05/25/29   $    6,361.83    $     540.34   $     6,902.16  $   139,298.43
         328   06/25/29   $    6,234.07    $     516.73   $     6,750.81  $   133,064.36
         329   07/25/29   $    6,108.45    $     493.60   $     6,602.05  $   126,955.91
         330   08/25/29   $    5,984.91    $     470.93   $     6,455.84  $   120,971.00
         331   09/25/29   $    5,863.43    $     448.73   $     6,312.16  $   115,107.57
         332   10/25/29   $    5,743.98    $     426.97   $     6,170.95  $   109,363.59
         333   11/25/29   $    5,626.52    $     405.66   $     6,032.18  $   103,737.07
         334   12/25/29   $    5,511.03    $     384.78   $     5,895.81  $    98,226.05
         335   01/25/30   $    5,397.47    $     364.33   $     5,761.80  $    92,828.58
         336   02/25/30   $    5,285.82    $     344.30   $     5,630.12  $    87,542.76
         337   03/25/30   $    5,176.04    $     324.69   $     5,500.73  $    82,366.72
         338   04/25/30   $    5,068.11    $     305.48   $     5,373.59  $    77,298.61
         339   05/25/30   $    4,962.00    $     286.68   $     5,248.68  $    72,336.61
         340   06/25/30   $    4,857.68    $     268.26   $     5,125.95  $    67,478.92
         341   07/25/30   $    4,755.13    $     250.24   $     5,005.37  $    62,723.80
         342   08/25/30   $    4,654.31    $     232.59   $     4,886.90  $    58,069.49
         343   09/25/30   $    4,555.20    $     215.32   $     4,770.52  $    53,514.30
         344   10/25/30   $    4,457.77    $     198.42   $     4,656.19  $    49,056.53
         345   11/25/30   $    4,362.00    $     181.88   $     4,543.88  $    44,694.53
         346   12/25/30   $    4,267.86    $     165.70   $     4,433.55  $    40,426.68
         347   01/25/31   $    4,175.32    $     149.86   $     4,325.18  $    36,251.35
         348   02/25/31   $    4,084.37    $     134.37   $     4,218.74  $    32,166.98
         349   03/25/31   $    3,858.69    $     119.21   $     3,977.90  $    28,308.29
         350   04/25/31   $    3,773.94    $     104.92   $     3,878.86  $    24,534.35
         351   05/25/31   $    3,690.65    $      90.94   $     3,781.59  $    20,843.70
         352   06/25/31   $    3,608.78    $      77.27   $     3,686.06  $    17,234.92
         353   07/25/31   $    3,528.33    $      63.91   $     3,592.24  $    13,706.59
         354   08/25/31   $    3,449.26    $      50.84   $     3,500.10  $    10,257.32
         355   09/25/31   $    3,371.56    $      38.07   $     3,409.63  $     6,885.76
         356   10/25/31   $    3,295.21    $      25.58   $     3,320.79  $     3,590.55
         357   11/25/31   $    3,220.18    $      13.37   $     3,233.56  $       370.37
         358   12/25/31   $      370.37    $       1.45   $       371.82  $            -


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1933.




GSR0201 (A3) --- 20 CPR

LIBOR_1YR=2.41875   CMT_1YR=2.2000

Period       Date        Principal       Interest        Cash Flow       Balance
Total                    $80,321,000.00  $18,193,593.47  $98,514,593.47

           0   02/21/02   $           -    $          -   $           -  $80,321,000.00
           1   03/25/02   $1,609,476.68    $ 384,804.52   $1,994,281.21  $78,711,523.32
           2   04/25/02   $1,578,709.28    $ 377,093.79   $1,955,803.07  $77,132,814.04
           3   05/25/02   $1,548,522.32    $ 369,530.46   $1,918,052.78  $75,584,291.71
           4   06/25/02   $1,518,904.95    $ 362,111.74   $1,881,016.69  $74,065,386.77
           5   07/25/02   $1,489,846.46    $ 354,834.92   $1,844,681.38  $72,575,540.31
           6   08/25/02   $1,461,336.39    $ 347,697.32   $1,809,033.71  $71,114,203.92
           7   09/25/02   $1,433,364.45    $ 340,696.30   $1,774,060.75  $69,680,839.47
           8   10/25/02   $1,405,920.55    $ 333,829.29   $1,739,749.84  $68,274,918.92
           9   11/25/02   $1,378,994.78    $ 327,093.76   $1,706,088.54  $66,895,924.14
          10   12/25/02   $1,352,577.43    $ 320,487.22   $1,673,064.65  $65,543,346.72
          11   01/25/03   $1,326,658.95    $ 314,007.25   $1,640,666.20  $64,216,687.76
          12   02/25/03   $1,301,230.00    $ 307,651.45   $1,608,881.44  $62,915,457.77
          13   03/25/03   $1,276,281.37    $ 301,417.47   $1,577,698.84  $61,639,176.39
          14   04/25/03   $1,251,804.06    $ 295,303.02   $1,547,107.09  $60,387,372.33
          15   05/25/03   $1,227,789.23    $ 289,305.84   $1,517,095.07  $59,159,583.10
          16   06/25/03   $1,204,228.19    $ 283,423.70   $1,487,651.89  $57,955,354.91
          17   07/25/03   $1,181,112.42    $ 277,654.45   $1,458,766.87  $56,774,242.48
          18   08/25/03   $1,158,433.57    $ 271,995.93   $1,430,429.50  $55,615,808.91
          19   09/25/03   $1,136,183.43    $ 266,446.07   $1,402,629.50  $54,479,625.48
          20   10/25/03   $1,114,353.95    $ 261,002.81   $1,375,356.75  $53,365,271.53
          21   11/25/03   $1,092,937.23    $ 255,664.12   $1,348,601.35  $52,272,334.30
          22   12/25/03   $1,071,925.52    $ 250,428.04   $1,322,353.56  $51,200,408.79
          23   01/25/04   $1,051,311.21    $ 245,292.63   $1,296,603.83  $50,149,097.58
          24   02/25/04   $1,031,086.83    $ 240,255.97   $1,271,342.80  $49,118,010.75
          25   03/25/04   $1,011,245.06    $ 235,316.20   $1,246,561.27  $48,106,765.68
          26   04/25/04   $  991,778.72    $ 230,471.50   $1,222,250.21  $47,114,986.96
          27   05/25/04   $  972,680.73    $ 225,720.05   $1,198,400.78  $46,142,306.23
          28   06/25/04   $  953,944.19    $ 221,060.10   $1,175,004.29  $45,188,362.04
          29   07/25/04   $  935,562.30    $ 216,489.91   $1,152,052.21  $44,252,799.74
          30   08/25/04   $  917,528.38    $ 212,007.79   $1,129,536.17  $43,335,271.36
          31   09/25/04   $  899,835.91    $ 207,612.06   $1,107,447.97  $42,435,435.45
          32   10/25/04   $  882,478.45    $ 203,301.10   $1,085,779.54  $41,552,957.01
          33   11/25/04   $  865,449.70    $ 199,073.29   $1,064,522.99  $40,687,507.30
          34   12/25/04   $  848,743.49    $ 194,927.07   $1,043,670.56  $39,838,763.81
          35   01/25/05   $  832,353.75    $ 190,860.88   $1,023,214.63  $39,006,410.06
          36   02/25/05   $  816,274.53    $ 186,873.21   $1,003,147.74  $38,190,135.53
          37   03/25/05   $  800,499.97    $ 182,962.57   $  983,462.55  $37,389,635.56
          38   04/25/05   $  785,024.35    $ 179,127.51   $  964,151.87  $36,604,611.20
          39   05/25/05   $  718,409.14    $ 175,366.59   $  893,775.73  $35,886,202.07
          40   06/25/05   $  704,587.88    $ 171,924.81   $  876,512.69  $35,181,614.19
          41   07/25/05   $  691,029.06    $ 168,549.25   $  859,578.31  $34,490,585.13
          42   08/25/05   $  677,727.72    $ 165,238.64   $  842,966.37  $33,812,857.41
          43   09/25/05   $  664,679.03    $ 161,991.76   $  826,670.80  $33,148,178.38
          44   10/25/05   $  651,878.23    $ 158,807.40   $  810,685.63  $32,496,300.15
          45   11/25/05   $  639,320.65    $ 155,684.36   $  795,005.01  $31,856,979.50
          46   12/25/05   $  627,001.71    $ 152,621.48   $  779,623.19  $31,229,977.79
          47   01/25/06   $  614,916.92    $ 149,617.62   $  764,534.54  $30,615,060.86
          48   02/25/06   $  603,061.87    $ 146,671.65   $  749,733.53  $30,011,998.99
          49   03/25/06   $  591,432.24    $ 143,782.49   $  735,214.72  $29,420,566.75
          50   04/25/06   $  580,023.76    $ 140,949.03   $  720,972.80  $28,840,542.99
          51   05/25/06   $  568,832.29    $ 138,170.23   $  707,002.53  $28,271,710.70
          52   06/25/06   $  557,853.73    $ 135,445.05   $  693,298.79  $27,713,856.96
          53   07/25/06   $  547,084.07    $ 132,772.47   $  679,856.54  $27,166,772.89
          54   08/25/06   $  536,519.37    $ 130,151.48   $  666,670.85  $26,630,253.52
          55   09/25/06   $  526,155.77    $ 127,581.11   $  653,736.88  $26,104,097.75
          56   10/25/06   $  515,989.48    $ 125,060.38   $  641,049.86  $25,588,108.27
          57   11/25/06   $  506,016.77    $ 122,588.36   $  628,605.14  $25,082,091.50
          58   12/25/06   $  496,234.01    $ 120,164.12   $  616,398.13  $24,585,857.49
          59   01/25/07   $  486,637.59    $ 117,786.75   $  604,424.34  $24,099,219.90
          60   02/25/07   $  477,224.02    $ 115,455.35   $  592,679.37  $23,621,995.87
          61   03/25/07   $  467,989.84    $ 113,169.05   $  581,158.89  $23,154,006.03
          62   04/25/07   $  458,931.67    $ 110,926.98   $  569,858.66  $22,695,074.36
          63   05/25/07   $  450,046.19    $ 108,728.32   $  558,774.51  $22,245,028.17
          64   06/25/07   $  441,330.13    $ 106,572.22   $  547,902.35  $21,803,698.04
          65   07/25/07   $  432,780.30    $ 104,457.88   $  537,238.19  $21,370,917.73
          66   08/25/07   $  424,393.57    $ 102,384.51   $  526,778.07  $20,946,524.16
          67   09/25/07   $  416,166.85    $ 100,351.31   $  516,518.15  $20,530,357.32
          68   10/25/07   $  408,097.12    $  98,357.52   $  506,454.64  $20,122,260.20
          69   11/25/07   $  400,181.42    $  96,402.39   $  496,583.81  $19,722,078.78
          70   12/25/07   $  392,416.84    $  94,485.19   $  486,902.03  $19,329,661.94
          71   01/25/08   $  384,800.52    $  92,605.19   $  477,405.71  $18,944,861.42
          72   02/25/08   $  377,329.66    $  90,761.67   $  468,091.34  $18,567,531.76
          73   03/25/08   $  370,001.52    $  88,953.95   $  458,955.47  $18,197,530.24
          74   04/25/08   $  362,813.40    $  87,181.33   $  449,994.74  $17,834,716.83
          75   05/25/08   $  355,762.65    $  85,443.16   $  441,205.81  $17,478,954.18
          76   06/25/08   $  348,846.68    $  83,738.76   $  432,585.43  $17,130,107.50
          77   07/25/08   $  342,062.93    $  82,067.49   $  424,130.42  $16,788,044.57
          78   08/25/08   $  335,408.91    $  80,428.72   $  415,837.63  $16,452,635.66
          79   09/25/08   $  328,882.16    $  78,821.84   $  407,704.00  $16,123,753.50
          80   10/25/08   $  322,480.28    $  77,246.22   $  399,726.50  $15,801,273.22
          81   11/25/08   $  316,200.91    $  75,701.27   $  391,902.18  $15,485,072.31
          82   12/25/08   $  314,089.10    $  63,989.60   $  378,078.70  $15,170,983.21
          83   01/25/09   $  307,892.31    $  62,694.19   $  370,586.50  $14,863,090.90
          84   02/25/09   $  301,815.54    $  61,424.29   $  363,239.83  $14,561,275.36
          85   03/25/09   $  296,590.72    $  57,570.24   $  354,160.97  $14,264,684.64
          86   04/25/09   $  290,719.28    $  56,398.96   $  347,118.24  $13,973,965.35
          87   05/25/09   $  284,961.88    $  55,250.83   $  340,212.71  $13,689,003.48
          88   06/25/09   $  279,316.32    $  54,125.42   $  333,441.74  $13,409,687.16
          89   07/25/09   $  273,780.47    $  53,022.28   $  326,802.75  $13,135,906.69
          90   08/25/09   $  268,352.22    $  51,940.98   $  320,293.20  $12,867,554.46
          91   09/25/09   $  263,029.51    $  50,881.09   $  313,910.60  $12,604,524.95
          92   10/25/09   $  257,810.32    $  49,842.21   $  307,652.52  $12,346,714.64
          93   11/25/09   $  252,692.65    $  48,823.91   $  301,516.57  $12,094,021.98
          94   12/25/09   $  247,674.57    $  47,825.81   $  295,500.38  $11,846,347.42
          95   01/25/10   $  242,754.15    $  46,847.51   $  289,601.66  $11,603,593.26
          96   02/25/10   $  237,929.54    $  45,888.62   $  283,818.15  $11,365,663.72
          97   03/25/10   $  233,198.87    $  44,948.76   $  278,147.64  $11,132,464.85
          98   04/25/10   $  228,560.37    $  44,027.58   $  272,587.94  $10,903,904.48
          99   05/25/10   $  224,012.24    $  43,124.69   $  267,136.93  $10,679,892.24
         100   06/25/10   $  219,552.76    $  42,239.75   $  261,792.51  $10,460,339.48
         101   07/25/10   $  215,180.22    $  41,372.41   $  256,552.63  $10,245,159.26
         102   08/25/10   $  210,892.96    $  40,522.32   $  251,415.28  $10,034,266.30
         103   09/25/10   $  206,689.33    $  39,689.15   $  246,378.49  $ 9,827,576.97
         104   10/25/10   $  202,567.73    $  38,872.57   $  241,440.30  $ 9,625,009.24
         105   11/25/10   $  198,526.57    $  38,072.26   $  236,598.83  $ 9,426,482.67
         106   12/25/10   $  194,564.32    $  37,287.89   $  231,852.21  $ 9,231,918.35
         107   01/25/11   $  190,679.45    $  36,519.16   $  227,198.61  $ 9,041,238.91
         108   02/25/11   $  186,870.47    $  35,765.76   $  222,636.23  $ 8,854,368.43
         109   03/25/11   $  183,135.93    $  35,027.39   $  218,163.33  $ 8,671,232.50
         110   04/25/11   $  179,474.39    $  34,303.77   $  213,778.16  $ 8,491,758.11
         111   05/25/11   $  175,884.45    $  33,594.59   $  209,479.04  $ 8,315,873.65
         112   06/25/11   $  172,364.73    $  32,899.58   $  205,264.31  $ 8,143,508.93
         113   07/25/11   $  168,913.87    $  32,218.47   $  201,132.34  $ 7,974,595.06
         114   08/25/11   $  165,530.54    $  31,550.98   $  197,081.52  $ 7,809,064.52
         115   09/25/11   $  162,213.46    $  30,896.84   $  193,110.30  $ 7,646,851.06
         116   10/25/11   $  158,961.34    $  30,255.79   $  189,217.13  $ 7,487,889.72
         117   11/25/11   $  155,772.92    $  29,627.58   $  185,400.50  $ 7,332,116.80
         118   12/25/11   $  153,077.37    $  27,643.81   $  180,721.18  $ 7,179,039.43
         119   01/25/12   $  149,995.80    $  27,066.90   $  177,062.69  $ 7,029,043.63
         120   02/25/12   $  146,974.79    $  26,501.60   $  173,476.39  $ 6,882,068.84
         121   03/25/12   $  144,013.19    $  25,947.68   $  169,960.86  $ 6,738,055.65
         122   04/25/12   $  141,236.28    $  24,999.97   $  166,236.25  $ 6,596,819.37
         123   05/25/12   $  138,385.08    $  24,475.96   $  162,861.04  $ 6,458,434.29
         124   06/25/12   $  135,590.03    $  23,962.52   $  159,552.55  $ 6,322,844.26
         125   07/25/12   $  132,850.06    $  23,459.46   $  156,309.52  $ 6,189,994.20
         126   08/25/12   $  130,164.09    $  22,966.56   $  153,130.65  $ 6,059,830.11
         127   09/25/12   $  127,531.08    $  22,483.62   $  150,014.70  $ 5,932,299.03
         128   10/25/12   $  124,950.00    $  22,010.46   $  146,960.46  $ 5,807,349.03
         129   11/25/12   $  122,419.85    $  21,546.87   $  143,966.72  $ 5,684,929.18
         130   12/25/12   $  119,939.64    $  21,092.67   $  141,032.30  $ 5,564,989.54
         131   01/25/13   $  117,508.40    $  20,647.67   $  138,156.06  $ 5,447,481.14
         132   02/25/13   $  115,125.17    $  20,211.69   $  135,336.86  $ 5,332,355.97
         133   03/25/13   $  112,789.04    $  19,784.55   $  132,573.59  $ 5,219,566.93
         134   04/25/13   $  110,499.08    $  19,366.08   $  129,865.16  $ 5,109,067.85
         135   05/25/13   $  108,254.40    $  18,956.10   $  127,210.50  $ 5,000,813.45
         136   06/25/13   $  106,054.12    $  18,554.45   $  124,608.57  $ 4,894,759.34
         137   07/25/13   $  103,897.37    $  18,160.97   $  122,058.34  $ 4,790,861.96
         138   08/25/13   $  101,783.32    $  17,775.49   $  119,558.81  $ 4,689,078.65
         139   09/25/13   $   99,711.12    $  17,397.85   $  117,108.97  $ 4,589,367.53
         140   10/25/13   $   97,679.98    $  17,027.90   $  114,707.88  $ 4,491,687.55
         141   11/25/13   $   95,689.08    $  16,665.49   $  112,354.57  $ 4,395,998.47
         142   12/25/13   $   93,737.65    $  16,310.46   $  110,048.11  $ 4,302,260.82
         143   01/25/14   $   91,824.92    $  15,962.67   $  107,787.59  $ 4,210,435.90
         144   02/25/14   $   89,950.13    $  15,621.98   $  105,572.11  $ 4,120,485.77
         145   03/25/14   $   88,112.56    $  15,288.24   $  103,400.80  $ 4,032,373.21
         146   04/25/14   $   86,311.46    $  14,961.33   $  101,272.79  $ 3,946,061.75
         147   05/25/14   $   84,546.14    $  14,641.09   $   99,187.23  $ 3,861,515.61
         148   06/25/14   $   82,815.89    $  14,327.40   $   97,143.30  $ 3,778,699.71
         149   07/25/14   $   81,120.04    $  14,020.14   $   95,140.18  $ 3,697,579.67
         150   08/25/14   $   79,457.91    $  13,719.16   $   93,177.07  $ 3,618,121.76
         151   09/25/14   $   77,828.84    $  13,424.36   $   91,253.20  $ 3,540,292.92
         152   10/25/14   $   76,232.20    $  13,135.59   $   89,367.79  $ 3,464,060.72
         153   11/25/14   $   74,667.34    $  12,852.75   $   87,520.09  $ 3,389,393.38
         154   12/25/14   $   73,133.65    $  12,575.72   $   85,709.36  $ 3,316,259.73
         155   01/25/15   $   71,630.51    $  12,304.37   $   83,934.89  $ 3,244,629.22
         156   02/25/15   $   70,157.34    $  12,038.61   $   82,195.95  $ 3,174,471.88
         157   03/25/15   $   68,713.55    $  11,778.31   $   80,491.86  $ 3,105,758.33
         158   04/25/15   $   67,298.56    $  11,523.36   $   78,821.92  $ 3,038,459.76
         159   05/25/15   $   65,911.81    $  11,273.67   $   77,185.48  $ 2,972,547.95
         160   06/25/15   $   64,552.76    $  11,029.12   $   75,581.87  $ 2,907,995.19
         161   07/25/15   $   63,220.84    $  10,789.61   $   74,010.45  $ 2,844,774.35
         162   08/25/15   $   61,915.55    $  10,555.04   $   72,470.59  $ 2,782,858.80
         163   09/25/15   $   60,636.35    $  10,325.32   $   70,961.67  $ 2,722,222.45
         164   10/25/15   $   59,382.74    $  10,100.34   $   69,483.08  $ 2,662,839.71
         165   11/25/15   $   58,154.21    $   9,880.02   $   68,034.23  $ 2,604,685.50
         166   12/25/15   $   56,950.28    $   9,664.25   $   66,614.52  $ 2,547,735.22
         167   01/25/16   $   55,770.45    $   9,452.95   $   65,223.40  $ 2,491,964.77
         168   02/25/16   $   54,614.27    $   9,246.02   $   63,860.29  $ 2,437,350.50
         169   03/25/16   $   53,481.26    $   9,043.39   $   62,524.65  $ 2,383,869.24
         170   04/25/16   $   52,370.98    $   8,844.96   $   61,215.94  $ 2,331,498.26
         171   05/25/16   $   51,282.97    $   8,650.65   $   59,933.62  $ 2,280,215.30
         172   06/25/16   $   50,216.80    $   8,460.38   $   58,677.17  $ 2,229,998.50
         173   07/25/16   $   49,172.04    $   8,274.06   $   57,446.10  $ 2,180,826.46
         174   08/25/16   $   48,148.27    $   8,091.62   $   56,239.89  $ 2,132,678.19
         175   09/25/16   $   47,145.08    $   7,912.97   $   55,058.05  $ 2,085,533.10
         176   10/25/16   $   46,162.07    $   7,738.05   $   53,900.12  $ 2,039,371.04
         177   11/25/16   $   45,198.83    $   7,566.78   $   52,765.61  $ 1,994,172.20
         178   12/25/16   $   44,254.98    $   7,399.07   $   51,654.06  $ 1,949,917.22
         179   01/25/17   $   43,330.15    $   7,234.88   $   50,565.02  $ 1,906,587.07
         180   02/25/17   $   42,423.94    $   7,074.11   $   49,498.05  $ 1,864,163.13
         181   03/25/17   $   41,536.00    $   6,916.70   $   48,452.71  $ 1,822,627.13
         182   04/25/17   $   40,665.98    $   6,762.59   $   47,428.57  $ 1,781,961.15
         183   05/25/17   $   39,813.50    $   6,611.71   $   46,425.21  $ 1,742,147.65
         184   06/25/17   $   38,978.24    $   6,463.99   $   45,442.23  $ 1,703,169.41
         185   07/25/17   $   38,159.85    $   6,319.37   $   44,479.22  $ 1,665,009.55
         186   08/25/17   $   37,358.00    $   6,177.78   $   43,535.78  $ 1,627,651.55
         187   09/25/17   $   36,572.36    $   6,039.17   $   42,611.53  $ 1,591,079.19
         188   10/25/17   $   35,802.61    $   5,903.48   $   41,706.09  $ 1,555,276.58
         189   11/25/17   $   35,048.45    $   5,770.64   $   40,819.09  $ 1,520,228.13
         190   12/25/17   $   34,309.55    $   5,640.60   $   39,950.15  $ 1,485,918.58
         191   01/25/18   $   33,585.63    $   5,513.30   $   39,098.93  $ 1,452,332.95
         192   02/25/18   $   32,876.38    $   5,388.69   $   38,265.07  $ 1,419,456.57
         193   03/25/18   $   32,181.52    $   5,266.70   $   37,448.22  $ 1,387,275.05
         194   04/25/18   $   31,500.76    $   5,147.30   $   36,648.06  $ 1,355,774.29
         195   05/25/18   $   30,833.82    $   5,030.42   $   35,864.24  $ 1,324,940.47
         196   06/25/18   $   30,180.43    $   4,916.02   $   35,096.45  $ 1,294,760.05
         197   07/25/18   $   29,540.32    $   4,804.04   $   34,344.36  $ 1,265,219.73
         198   08/25/18   $   28,913.23    $   4,694.44   $   33,607.66  $ 1,236,306.50
         199   09/25/18   $   28,298.90    $   4,587.16   $   32,886.05  $ 1,208,007.61
         200   10/25/18   $   27,697.07    $   4,482.16   $   32,179.23  $ 1,180,310.53
         201   11/25/18   $   27,107.51    $   4,379.39   $   31,486.90  $ 1,153,203.02
         202   12/25/18   $   26,529.96    $   4,278.82   $   30,808.78  $ 1,126,673.06
         203   01/25/19   $   25,964.20    $   4,180.38   $   30,144.58  $ 1,100,708.86
         204   02/25/19   $   25,409.98    $   4,084.05   $   29,494.02  $ 1,075,298.89
         205   03/25/19   $   24,867.07    $   3,989.77   $   28,856.84  $ 1,050,431.81
         206   04/25/19   $   24,335.26    $   3,897.50   $   28,232.76  $ 1,026,096.56
         207   05/25/19   $   23,814.31    $   3,807.21   $   27,621.52  $ 1,002,282.24
         208   06/25/19   $   23,304.03    $   3,718.85   $   27,022.88  $   978,978.21
         209   07/25/19   $   22,804.19    $   3,632.38   $   26,436.57  $   956,174.03
         210   08/25/19   $   22,314.58    $   3,547.77   $   25,862.35  $   933,859.45
         211   09/25/19   $   21,835.00    $   3,464.98   $   25,299.98  $   912,024.45
         212   10/25/19   $   21,365.26    $   3,383.96   $   24,749.22  $   890,659.18
         213   11/25/19   $   20,905.16    $   3,304.69   $   24,209.85  $   869,754.02
         214   12/25/19   $   20,454.50    $   3,227.12   $   23,681.62  $   849,299.52
         215   01/25/20   $   20,013.10    $   3,151.23   $   23,164.33  $   829,286.42
         216   02/25/20   $   19,580.77    $   3,076.97   $   22,657.74  $   809,705.65
         217   03/25/20   $   19,157.33    $   3,004.32   $   22,161.66  $   790,548.32
         218   04/25/20   $   18,742.61    $   2,933.24   $   21,675.85  $   771,805.71
         219   05/25/20   $   18,336.43    $   2,863.70   $   21,200.13  $   753,469.27
         220   06/25/20   $   17,938.62    $   2,795.66   $   20,734.29  $   735,530.65
         221   07/25/20   $   17,549.01    $   2,729.11   $   20,278.12  $   717,981.64
         222   08/25/20   $   17,167.45    $   2,663.99   $   19,831.44  $   700,814.19
         223   09/25/20   $   16,793.76    $   2,600.29   $   19,394.05  $   684,020.43
         224   10/25/20   $   16,427.79    $   2,537.98   $   18,965.77  $   667,592.64
         225   11/25/20   $   16,069.39    $   2,477.03   $   18,546.42  $   651,523.26
         226   12/25/20   $   15,718.40    $   2,417.41   $   18,135.81  $   635,804.86
         227   01/25/21   $   15,374.68    $   2,359.09   $   17,733.77  $   620,430.17
         228   02/25/21   $   15,038.08    $   2,302.04   $   17,340.12  $   605,392.09
         229   03/25/21   $   14,708.46    $   2,246.24   $   16,954.71  $   590,683.63
         230   04/25/21   $   14,385.68    $   2,191.67   $   16,577.35  $   576,297.94
         231   05/25/21   $   14,069.60    $   2,138.29   $   16,207.90  $   562,228.34
         232   06/25/21   $   13,760.09    $   2,086.09   $   15,846.18  $   548,468.25
         233   07/25/21   $   13,457.01    $   2,035.03   $   15,492.05  $   535,011.23
         234   08/25/21   $   13,160.24    $   1,985.10   $   15,145.35  $   521,850.99
         235   09/25/21   $   12,869.65    $   1,936.27   $   14,805.92  $   508,981.34
         236   10/25/21   $   12,585.11    $   1,888.52   $   14,473.64  $   496,396.23
         237   11/25/21   $   12,306.51    $   1,841.82   $   14,148.34  $   484,089.71
         238   12/25/21   $   12,033.72    $   1,796.16   $   13,829.88  $   472,055.99
         239   01/25/22   $   11,766.63    $   1,751.51   $   13,518.14  $   460,289.36
         240   02/25/22   $   11,505.12    $   1,707.85   $   13,212.97  $   448,784.24
         241   03/25/22   $   11,249.08    $   1,665.17   $   12,914.24  $   437,535.16
         242   04/25/22   $   10,998.40    $   1,623.43   $   12,621.82  $   426,536.77
         243   05/25/22   $   10,752.97    $   1,582.62   $   12,335.59  $   415,783.80
         244   06/25/22   $   10,512.68    $   1,542.72   $   12,055.40  $   405,271.12
         245   07/25/22   $   10,277.44    $   1,503.71   $   11,781.15  $   394,993.68
         246   08/25/22   $   10,047.14    $   1,465.58   $   11,512.72  $   384,946.54
         247   09/25/22   $    9,821.67    $   1,428.30   $   11,249.97  $   375,124.87
         248   10/25/22   $    9,600.95    $   1,391.86   $   10,992.81  $   365,523.92
         249   11/25/22   $    9,384.87    $   1,356.24   $   10,741.11  $   356,139.05
         250   12/25/22   $    9,173.35    $   1,321.41   $   10,494.76  $   346,965.70
         251   01/25/23   $    8,966.29    $   1,287.38   $   10,253.66  $   337,999.41
         252   02/25/23   $    8,763.59    $   1,254.11   $   10,017.70  $   329,235.82
         253   03/25/23   $    8,565.18    $   1,221.59   $    9,786.77  $   320,670.64
         254   04/25/23   $    8,370.96    $   1,189.81   $    9,560.77  $   312,299.68
         255   05/25/23   $    8,180.85    $   1,158.75   $    9,339.60  $   304,118.84
         256   06/25/23   $    7,994.76    $   1,128.40   $    9,123.16  $   296,124.07
         257   07/25/23   $    7,812.62    $   1,098.73   $    8,911.35  $   288,311.46
         258   08/25/23   $    7,634.34    $   1,069.74   $    8,704.09  $   280,677.11
         259   09/25/23   $    7,459.85    $   1,041.42   $    8,501.26  $   273,217.27
         260   10/25/23   $    7,289.06    $   1,013.74   $    8,302.80  $   265,928.21
         261   11/25/23   $    7,121.91    $     986.69   $    8,108.60  $   258,806.30
         262   12/25/23   $    6,958.31    $     960.27   $    7,918.58  $   251,847.98
         263   01/25/24   $    6,798.20    $     934.45   $    7,732.65  $   245,049.78
         264   02/25/24   $    6,641.51    $     909.22   $    7,550.74  $   238,408.27
         265   03/25/24   $    6,488.16    $     884.58   $    7,372.74  $   231,920.11
         266   04/25/24   $    6,338.09    $     860.51   $    7,198.60  $   225,582.02
         267   05/25/24   $    6,191.23    $     836.99   $    7,028.22  $   219,390.79
         268   06/25/24   $    6,047.51    $     814.02   $    6,861.53  $   213,343.28
         269   07/25/24   $    5,906.87    $     791.58   $    6,698.45  $   207,436.41
         270   08/25/24   $    5,769.25    $     769.66   $    6,538.91  $   201,667.16
         271   09/25/24   $    5,634.58    $     748.26   $    6,382.84  $   196,032.58
         272   10/25/24   $    5,502.81    $     727.35   $    6,230.16  $   190,529.77
         273   11/25/24   $    5,373.87    $     706.93   $    6,080.80  $   185,155.90
         274   12/25/24   $    5,247.71    $     686.99   $    5,934.70  $   179,908.18
         275   01/25/25   $    5,124.27    $     667.52   $    5,791.79  $   174,783.91
         276   02/25/25   $    5,003.50    $     648.51   $    5,652.00  $   169,780.41
         277   03/25/25   $    4,885.33    $     629.94   $    5,515.27  $   164,895.08
         278   04/25/25   $    4,769.72    $     611.81   $    5,381.53  $   160,125.36
         279   05/25/25   $    4,656.61    $     594.12   $    5,250.73  $   155,468.75
         280   06/25/25   $    4,545.96    $     576.84   $    5,122.79  $   150,922.79
         281   07/25/25   $    4,437.70    $     559.97   $    4,997.67  $   146,485.09
         282   08/25/25   $    4,331.80    $     543.50   $    4,875.30  $   142,153.29
         283   09/25/25   $    4,228.20    $     527.43   $    4,755.63  $   137,925.10
         284   10/25/25   $    4,126.85    $     511.74   $    4,638.59  $   133,798.25
         285   11/25/25   $    4,027.71    $     496.43   $    4,524.15  $   129,770.53
         286   12/25/25   $    3,930.74    $     481.49   $    4,412.23  $   125,839.79
         287   01/25/26   $    3,835.89    $     466.90   $    4,302.79  $   122,003.90
         288   02/25/26   $    3,743.10    $     452.67   $    4,195.77  $   118,260.80
         289   03/25/26   $    3,652.36    $     438.78   $    4,091.14  $   114,608.44
         290   04/25/26   $    3,563.60    $     425.23   $    3,988.82  $   111,044.85
         291   05/25/26   $    3,476.78    $     412.00   $    3,888.79  $   107,568.06
         292   06/25/26   $    3,391.88    $     399.10   $    3,790.98  $   104,176.18
         293   07/25/26   $    3,308.84    $     386.52   $    3,695.36  $   100,867.34
         294   08/25/26   $    3,227.64    $     374.24   $    3,601.88  $    97,639.70
         295   09/25/26   $    3,148.22    $     362.27   $    3,510.49  $    94,491.48
         296   10/25/26   $    3,070.56    $     350.58   $    3,421.14  $    91,420.92
         297   11/25/26   $    2,994.62    $     339.19   $    3,333.81  $    88,426.31
         298   12/25/26   $    2,920.35    $     328.08   $    3,248.43  $    85,505.95
         299   01/25/27   $    2,847.74    $     317.24   $    3,164.98  $    82,658.22
         300   02/25/27   $    2,776.73    $     306.68   $    3,083.41  $    79,881.49
         301   03/25/27   $    2,707.30    $     296.37   $    3,003.68  $    77,174.18
         302   04/25/27   $    2,639.42    $     286.33   $    2,925.75  $    74,534.76
         303   05/25/27   $    2,573.05    $     276.54   $    2,849.59  $    71,961.71
         304   06/25/27   $    2,508.17    $     266.99   $    2,775.16  $    69,453.54
         305   07/25/27   $    2,444.73    $     257.68   $    2,702.41  $    67,008.81
         306   08/25/27   $    2,382.71    $     248.61   $    2,631.32  $    64,626.09
         307   09/25/27   $    2,322.09    $     239.77   $    2,561.86  $    62,304.01
         308   10/25/27   $    2,262.82    $     231.15   $    2,493.97  $    60,041.19
         309   11/25/27   $    2,204.89    $     222.76   $    2,427.64  $    57,836.30
         310   12/25/27   $    2,148.26    $     214.58   $    2,362.83  $    55,688.05
         311   01/25/28   $    2,092.90    $     206.60   $    2,299.51  $    53,595.15
         312   02/25/28   $    2,038.80    $     198.84   $    2,237.64  $    51,556.35
         313   03/25/28   $    1,985.92    $     191.27   $    2,177.19  $    49,570.43
         314   04/25/28   $    1,934.23    $     183.91   $    2,118.14  $    47,636.20
         315   05/25/28   $    1,883.72    $     176.73   $    2,060.45  $    45,752.48
         316   06/25/28   $    1,834.36    $     169.74   $    2,004.10  $    43,918.12
         317   07/25/28   $    1,786.12    $     162.93   $    1,949.05  $    42,132.00
         318   08/25/28   $    1,738.98    $     156.30   $    1,895.28  $    40,393.03
         319   09/25/28   $    1,692.91    $     149.85   $    1,842.76  $    38,700.12
         320   10/25/28   $    1,647.90    $     143.57   $    1,791.47  $    37,052.22
         321   11/25/28   $    1,603.92    $     137.46   $    1,741.37  $    35,448.30
         322   12/25/28   $    1,560.94    $     131.51   $    1,692.45  $    33,887.36
         323   01/25/29   $    1,518.96    $     125.71   $    1,644.67  $    32,368.40
         324   02/25/29   $    1,477.94    $     120.08   $    1,598.02  $    30,890.46
         325   03/25/29   $    1,437.86    $     114.59   $    1,552.46  $    29,452.60
         326   04/25/29   $    1,398.72    $     109.26   $    1,507.97  $    28,053.88
         327   05/25/29   $    1,360.47    $     104.07   $    1,464.54  $    26,693.41
         328   06/25/29   $    1,323.12    $      99.02   $    1,422.14  $    25,370.29
         329   07/25/29   $    1,286.63    $      94.11   $    1,380.74  $    24,083.67
         330   08/25/29   $    1,250.99    $      89.34   $    1,340.32  $    22,832.68
         331   09/25/29   $    1,216.18    $      84.70   $    1,300.87  $    21,616.50
         332   10/25/29   $    1,182.18    $      80.18   $    1,262.36  $    20,434.32
         333   11/25/29   $    1,148.98    $      75.80   $    1,224.77  $    19,285.34
         334   12/25/29   $    1,116.55    $      71.53   $    1,188.09  $    18,168.79
         335   01/25/30   $    1,084.89    $      67.39   $    1,152.28  $    17,083.90
         336   02/25/30   $    1,053.98    $      63.36   $    1,117.34  $    16,029.92
         337   03/25/30   $    1,023.79    $      59.45   $    1,083.24  $    15,006.13
         338   04/25/30   $      994.31    $      55.65   $    1,049.97  $    14,011.82
         339   05/25/30   $      965.53    $      51.97   $    1,017.50  $    13,046.29
         340   06/25/30   $      937.44    $      48.38   $      985.82  $    12,108.85
         341   07/25/30   $      910.01    $      44.90   $      954.92  $    11,198.84
         342   08/25/30   $      883.24    $      41.53   $      924.76  $    10,315.60
         343   09/25/30   $      857.10    $      38.25   $      895.35  $     9,458.50
         344   10/25/30   $      831.59    $      35.07   $      866.66  $     8,626.91
         345   11/25/30   $      806.69    $      31.98   $      838.68  $     7,820.22
         346   12/25/30   $      782.39    $      28.99   $      811.39  $     7,037.82
         347   01/25/31   $      758.68    $      26.09   $      784.77  $     6,279.14
         348   02/25/31   $      735.54    $      23.27   $      758.81  $     5,543.61
         349   03/25/31   $      689.59    $      20.54   $      710.13  $     4,854.02
         350   04/25/31   $      668.32    $      17.99   $      686.31  $     4,185.70
         351   05/25/31   $      647.57    $      15.52   $      663.08  $     3,538.14
         352   06/25/31   $      627.32    $      13.12   $      640.44  $     2,910.82
         353   07/25/31   $      607.57    $      10.79   $      618.36  $     2,303.25
         354   08/25/31   $      588.30    $       8.54   $      596.84  $     1,714.95
         355   09/25/31   $      569.50    $       6.36   $      575.87  $     1,145.45
         356   10/25/31   $      551.17    $       4.26   $      555.42  $       594.28
         357   11/25/31   $      533.29    $       2.21   $      535.50  $        60.99
         358   12/25/31   $       60.99    $       0.24   $       61.23  $            -


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securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and
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will be offered and sold only to qualified institutional buyers in reliance
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Investors and non-U.S. Persons under Regulation S of the Securities Act of
1933.




GSR0201 (A3) --- 25 CPR

LIBOR_1YR=2.41875   CMT_1YR=2.2000

Period       Date        Principal       Interest        Cash Flow       Balance
Total                    $80,321,000.00  $14,632,677.95  $94,953,677.95

           0   02/21/02   $           -    $          -   $           -  $80,321,000.00
           1   03/25/02   $2,047,276.59    $ 384,804.52   $2,432,081.11  $78,273,723.41
           2   04/25/02   $1,997,240.44    $ 374,996.36   $2,372,236.80  $76,276,482.98
           3   05/25/02   $1,948,416.26    $ 365,427.92   $2,313,844.18  $74,328,066.72
           4   06/25/02   $1,900,774.84    $ 356,093.38   $2,256,868.22  $72,427,291.87
           5   07/25/02   $1,854,287.67    $ 346,987.08   $2,201,274.76  $70,573,004.20
           6   08/25/02   $1,808,926.91    $ 338,103.50   $2,147,030.42  $68,764,077.29
           7   09/25/02   $1,764,665.41    $ 329,437.23   $2,094,102.64  $66,999,411.88
           8   10/25/02   $1,721,476.64    $ 320,983.02   $2,042,459.66  $65,277,935.23
           9   11/25/02   $1,679,334.75    $ 312,735.71   $1,992,070.46  $63,598,600.49
          10   12/25/02   $1,638,214.47    $ 304,690.30   $1,942,904.76  $61,960,386.02
          11   01/25/03   $1,598,091.16    $ 296,841.88   $1,894,933.04  $60,362,294.86
          12   02/25/03   $1,558,940.77    $ 289,185.69   $1,848,126.47  $58,803,354.09
          13   03/25/03   $1,520,739.83    $ 281,717.07   $1,802,456.89  $57,282,614.26
          14   04/25/03   $1,483,465.41    $ 274,431.46   $1,757,896.87  $55,799,148.85
          15   05/25/03   $1,447,095.17    $ 267,324.42   $1,714,419.59  $54,352,053.68
          16   06/25/03   $1,411,607.27    $ 260,391.63   $1,671,998.90  $52,940,446.40
          17   07/25/03   $1,376,980.43    $ 253,628.86   $1,630,609.28  $51,563,465.98
          18   08/25/03   $1,343,193.84    $ 247,031.97   $1,590,225.81  $50,220,272.13
          19   09/25/03   $1,310,227.23    $ 240,596.95   $1,550,824.18  $48,910,044.90
          20   10/25/03   $1,278,060.79    $ 234,319.87   $1,512,380.67  $47,631,984.11
          21   11/25/03   $1,246,675.21    $ 228,196.90   $1,474,872.10  $46,385,308.90
          22   12/25/03   $1,216,051.61    $ 222,224.28   $1,438,275.89  $45,169,257.30
          23   01/25/04   $1,186,171.60    $ 216,398.38   $1,402,569.98  $43,983,085.70
          24   02/25/04   $1,157,017.21    $ 210,715.63   $1,367,732.84  $42,826,068.49
          25   03/25/04   $1,128,570.91    $ 205,172.56   $1,333,743.46  $41,697,497.58
          26   04/25/04   $1,100,815.59    $ 199,765.76   $1,300,581.35  $40,596,682.00
          27   05/25/04   $1,073,734.55    $ 194,491.94   $1,268,226.49  $39,522,947.45
          28   06/25/04   $1,047,311.50    $ 189,347.85   $1,236,659.35  $38,475,635.95
          29   07/25/04   $1,021,530.52    $ 184,330.36   $1,205,860.88  $37,454,105.43
          30   08/25/04   $  962,952.95    $ 179,436.38   $1,142,389.33  $36,491,152.48
          31   09/25/04   $  938,883.18    $ 174,823.03   $1,113,706.21  $35,552,269.30
          32   10/25/04   $  915,404.58    $ 170,325.00   $1,085,729.57  $34,636,864.72
          33   11/25/04   $  892,502.78    $ 165,939.45   $1,058,442.22  $33,744,361.95
          34   12/25/04   $  870,163.77    $ 161,663.61   $1,031,827.38  $32,874,198.18
          35   01/25/05   $  848,373.87    $ 157,494.80   $1,005,868.68  $32,025,824.30
          36   02/25/05   $  827,119.75    $ 153,430.39   $  980,550.14  $31,198,704.56
          37   03/25/05   $  775,894.30    $ 149,467.79   $  925,362.09  $30,422,810.26
          38   04/25/05   $  756,829.41    $ 145,750.61   $  902,580.03  $29,665,980.84
          39   05/25/05   $  738,228.89    $ 142,124.77   $  880,353.66  $28,927,751.95
          40   06/25/05   $  720,081.49    $ 138,588.04   $  858,669.53  $28,207,670.46
          41   07/25/05   $  702,376.24    $ 135,138.25   $  837,514.49  $27,505,294.22
          42   08/25/05   $  685,102.45    $ 131,773.28   $  816,875.73  $26,820,191.76
          43   09/25/05   $  668,249.67    $ 128,491.07   $  796,740.74  $26,151,942.09
          44   10/25/05   $  651,807.71    $ 125,289.60   $  777,097.30  $25,500,134.38
          45   11/25/05   $  635,766.61    $ 122,166.89   $  757,933.51  $24,864,367.77
          46   12/25/05   $  620,116.68    $ 119,121.04   $  739,237.72  $24,244,251.09
          47   01/25/06   $  604,848.44    $ 116,150.17   $  720,998.60  $23,639,402.65
          48   02/25/06   $  589,952.64    $ 113,252.44   $  703,205.07  $23,049,450.01
          49   03/25/06   $  575,420.25    $ 110,426.07   $  685,846.33  $22,474,029.76
          50   04/25/06   $  561,242.49    $ 107,669.33   $  668,911.82  $21,912,787.27
          51   05/25/06   $  547,410.74    $ 104,980.51   $  652,391.25  $21,365,376.53
          52   06/25/06   $  533,916.63    $ 102,357.96   $  636,274.59  $20,831,459.91
          53   07/25/06   $  520,751.97    $  99,800.05   $  620,552.02  $20,310,707.94
          54   08/25/06   $  507,908.77    $  97,305.22   $  605,213.99  $19,802,799.17
          55   09/25/06   $  495,379.25    $  94,871.91   $  590,251.16  $19,307,419.92
          56   10/25/06   $  483,155.79    $  92,498.63   $  575,654.42  $18,824,264.12
          57   11/25/06   $  471,230.98    $  90,183.91   $  561,414.89  $18,353,033.15
          58   12/25/06   $  459,597.56    $  87,926.32   $  547,523.89  $17,893,435.58
          59   01/25/07   $  448,248.48    $  85,724.47   $  533,972.95  $17,445,187.10
          60   02/25/07   $  437,176.83    $  83,576.98   $  520,753.81  $17,008,010.28
          61   03/25/07   $  426,375.88    $  81,482.54   $  507,858.42  $16,581,634.40
          62   04/25/07   $  415,839.06    $  79,439.85   $  495,278.91  $16,165,795.34
          63   05/25/07   $  405,559.96    $  77,447.63   $  483,007.59  $15,760,235.38
          64   06/25/07   $  395,532.33    $  75,504.66   $  471,036.99  $15,364,703.05
          65   07/25/07   $  385,750.05    $  73,609.73   $  459,359.79  $14,978,953.00
          66   08/25/07   $  376,207.18    $  71,761.67   $  447,968.85  $14,602,745.81
          67   09/25/07   $  366,897.90    $  69,959.32   $  436,857.22  $14,235,847.91
          68   10/25/07   $  357,816.53    $  68,201.57   $  426,018.11  $13,878,031.38
          69   11/25/07   $  348,957.55    $  66,487.34   $  415,444.88  $13,529,073.83
          70   12/25/07   $  340,315.53    $  64,815.54   $  405,131.07  $13,188,758.30
          71   01/25/08   $  331,885.22    $  63,185.14   $  395,070.37  $12,856,873.08
          72   02/25/08   $  323,661.47    $  61,595.14   $  385,256.61  $12,533,211.60
          73   03/25/08   $  315,639.26    $  60,044.53   $  375,683.79  $12,217,572.35
          74   04/25/08   $  307,813.68    $  58,532.35   $  366,346.04  $11,909,758.66
          75   05/25/08   $  300,179.97    $  57,057.67   $  357,237.64  $11,609,578.69
          76   06/25/08   $  292,733.44    $  55,619.56   $  348,353.00  $11,316,845.25
          77   07/25/08   $  285,469.56    $  54,217.12   $  339,686.68  $11,031,375.69
          78   08/25/08   $  278,383.87    $  52,849.48   $  331,233.35  $10,752,991.82
          79   09/25/08   $  271,472.05    $  51,515.79   $  322,987.84  $10,481,519.77
          80   10/25/08   $  264,729.85    $  50,215.21   $  314,945.07  $10,216,789.92
          81   11/25/08   $  258,153.16    $  48,946.94   $  307,100.10  $ 9,958,636.75
          82   12/25/08   $  254,326.91    $  41,152.49   $  295,479.39  $ 9,704,309.85
          83   01/25/09   $  247,942.52    $  40,103.13   $  288,045.64  $ 9,456,367.33
          84   02/25/09   $  241,716.40    $  39,080.07   $  280,796.47  $ 9,214,650.93
          85   03/25/09   $  236,106.81    $  36,431.54   $  272,538.35  $ 8,978,544.11
          86   04/25/09   $  230,163.26    $  35,498.89   $  265,662.16  $ 8,748,380.85
          87   05/25/09   $  224,367.41    $  34,589.70   $  258,957.11  $ 8,524,013.44
          88   06/25/09   $  218,715.61    $  33,703.39   $  252,419.00  $ 8,305,297.83
          89   07/25/09   $  213,204.32    $  32,839.38   $  246,043.70  $ 8,092,093.51
          90   08/25/09   $  207,830.09    $  31,997.13   $  239,827.21  $ 7,884,263.43
          91   09/25/09   $  202,589.53    $  31,176.08   $  233,765.61  $ 7,681,673.90
          92   10/25/09   $  197,479.36    $  30,375.72   $  227,855.08  $ 7,484,194.54
          93   11/25/09   $  192,496.36    $  29,595.54   $  222,091.90  $ 7,291,698.18
          94   12/25/09   $  187,637.40    $  28,835.02   $  216,472.43  $ 7,104,060.78
          95   01/25/10   $  182,899.43    $  28,093.68   $  210,993.12  $ 6,921,161.35
          96   02/25/10   $  178,279.46    $  27,371.05   $  205,650.51  $ 6,742,881.88
          97   03/25/10   $  173,774.59    $  26,666.65   $  200,441.24  $ 6,569,107.29
          98   04/25/10   $  169,381.97    $  25,980.04   $  195,362.01  $ 6,399,725.32
          99   05/25/10   $  165,098.84    $  25,310.77   $  190,409.61  $ 6,234,626.48
         100   06/25/10   $  160,922.50    $  24,658.40   $  185,580.90  $ 6,073,703.98
         101   07/25/10   $  156,850.31    $  24,022.53   $  180,872.84  $ 5,916,853.67
         102   08/25/10   $  152,879.70    $  23,402.73   $  176,282.43  $ 5,763,973.96
         103   09/25/10   $  149,008.17    $  22,798.60   $  171,806.78  $ 5,614,965.79
         104   10/25/10   $  145,233.27    $  22,209.76   $  167,443.04  $ 5,469,732.52
         105   11/25/10   $  141,552.61    $  21,635.83   $  163,188.44  $ 5,328,179.91
         106   12/25/10   $  137,963.87    $  21,076.43   $  159,040.30  $ 5,190,216.03
         107   01/25/11   $  134,464.78    $  20,531.20   $  154,995.98  $ 5,055,751.25
         108   02/25/11   $  131,053.12    $  19,999.78   $  151,052.90  $ 4,924,698.13
         109   03/25/11   $  127,726.73    $  19,481.84   $  147,208.56  $ 4,796,971.41
         110   04/25/11   $  124,483.50    $  18,977.02   $  143,460.52  $ 4,672,487.91
         111   05/25/11   $  121,321.38    $  18,485.02   $  139,806.40  $ 4,551,166.53
         112   06/25/11   $  118,238.36    $  18,005.50   $  136,243.86  $ 4,432,928.18
         113   07/25/11   $  115,232.48    $  17,538.16   $  132,770.64  $ 4,317,695.69
         114   08/25/11   $  112,301.85    $  17,082.69   $  129,384.53  $ 4,205,393.85
         115   09/25/11   $  109,444.58    $  16,638.79   $  126,083.37  $ 4,095,949.26
         116   10/25/11   $  106,658.88    $  16,206.17   $  122,865.05  $ 3,989,290.38
         117   11/25/11   $  103,942.97    $  15,784.56   $  119,727.52  $ 3,885,347.41
         118   12/25/11   $  101,521.96    $  14,648.67   $  116,170.63  $ 3,783,825.46
         119   01/25/12   $   98,929.18    $  14,266.03   $  113,195.21  $ 3,684,896.28
         120   02/25/12   $   96,401.54    $  13,893.16   $  110,294.70  $ 3,588,494.75
         121   03/25/12   $   93,937.42    $  13,529.81   $  107,467.23  $ 3,494,557.32
         122   04/25/12   $   91,600.48    $  12,965.73   $  104,566.22  $ 3,402,956.84
         123   05/25/12   $   89,255.47    $  12,625.88   $  101,881.35  $ 3,313,701.36
         124   06/25/12   $   86,969.49    $  12,294.72   $   99,264.21  $ 3,226,731.87
         125   07/25/12   $   84,741.07    $  11,972.05   $   96,713.11  $ 3,141,990.80
         126   08/25/12   $   82,568.78    $  11,657.64   $   94,226.41  $ 3,059,422.03
         127   09/25/12   $   80,451.22    $  11,351.29   $   91,802.51  $ 2,978,970.81
         128   10/25/12   $   78,387.03    $  11,052.80   $   89,439.83  $ 2,900,583.79
         129   11/25/12   $   76,374.88    $  10,761.97   $   87,136.85  $ 2,824,208.91
         130   12/25/12   $   74,413.48    $  10,478.60   $   84,892.08  $ 2,749,795.42
         131   01/25/13   $   72,501.57    $  10,202.51   $   82,704.08  $ 2,677,293.86
         132   02/25/13   $   70,637.91    $   9,933.51   $   80,571.42  $ 2,606,655.95
         133   03/25/13   $   68,821.30    $   9,671.43   $   78,492.73  $ 2,537,834.65
         134   04/25/13   $   67,050.57    $   9,416.09   $   76,466.65  $ 2,470,784.08
         135   05/25/13   $   65,324.57    $   9,167.31   $   74,491.88  $ 2,405,459.52
         136   06/25/13   $   63,642.19    $   8,924.95   $   72,567.14  $ 2,341,817.32
         137   07/25/13   $   62,002.35    $   8,688.82   $   70,691.17  $ 2,279,814.97
         138   08/25/13   $   60,403.98    $   8,458.78   $   68,862.75  $ 2,219,411.00
         139   09/25/13   $   58,846.04    $   8,234.66   $   67,080.70  $ 2,160,564.96
         140   10/25/13   $   57,327.53    $   8,016.33   $   65,343.86  $ 2,103,237.43
         141   11/25/13   $   55,847.47    $   7,803.63   $   63,651.10  $ 2,047,389.96
         142   12/25/13   $   54,404.89    $   7,596.42   $   62,001.31  $ 1,992,985.07
         143   01/25/14   $   52,998.86    $   7,394.57   $   60,393.43  $ 1,939,986.21
         144   02/25/14   $   51,628.46    $   7,197.93   $   58,826.39  $ 1,888,357.74
         145   03/25/14   $   50,292.81    $   7,006.38   $   57,299.19  $ 1,838,064.93
         146   04/25/14   $   48,991.04    $   6,819.78   $   55,810.82  $ 1,789,073.89
         147   05/25/14   $   47,722.29    $   6,638.01   $   54,360.30  $ 1,741,351.60
         148   06/25/14   $   46,485.75    $   6,460.95   $   52,946.70  $ 1,694,865.84
         149   07/25/14   $   45,280.61    $   6,288.47   $   51,569.08  $ 1,649,585.23
         150   08/25/14   $   44,106.08    $   6,120.47   $   50,226.55  $ 1,605,479.15
         151   09/25/14   $   42,961.39    $   5,956.83   $   48,918.22  $ 1,562,517.76
         152   10/25/14   $   41,845.81    $   5,797.43   $   47,643.24  $ 1,520,671.95
         153   11/25/14   $   40,758.60    $   5,642.17   $   46,400.76  $ 1,479,913.36
         154   12/25/14   $   39,699.04    $   5,490.94   $   45,189.98  $ 1,440,214.32
         155   01/25/15   $   38,666.45    $   5,343.65   $   44,010.10  $ 1,401,547.86
         156   02/25/15   $   37,660.15    $   5,200.19   $   42,860.34  $ 1,363,887.71
         157   03/25/15   $   36,679.49    $   5,060.46   $   41,739.95  $ 1,327,208.22
         158   04/25/15   $   35,723.81    $   4,924.37   $   40,648.18  $ 1,291,484.41
         159   05/25/15   $   34,792.50    $   4,791.82   $   39,584.32  $ 1,256,691.91
         160   06/25/15   $   33,884.93    $   4,662.73   $   38,547.67  $ 1,222,806.98
         161   07/25/15   $   33,000.52    $   4,537.01   $   37,537.54  $ 1,189,806.45
         162   08/25/15   $   32,138.69    $   4,414.57   $   36,553.26  $ 1,157,667.76
         163   09/25/15   $   31,298.86    $   4,295.33   $   35,594.19  $ 1,126,368.91
         164   10/25/15   $   30,480.48    $   4,179.20   $   34,659.68  $ 1,095,888.43
         165   11/25/15   $   29,683.02    $   4,066.11   $   33,749.13  $ 1,066,205.41
         166   12/25/15   $   28,905.94    $   3,955.98   $   32,861.92  $ 1,037,299.46
         167   01/25/16   $   28,148.75    $   3,848.73   $   31,997.47  $ 1,009,150.72
         168   02/25/16   $   27,410.92    $   3,744.29   $   31,155.21  $   981,739.79
         169   03/25/16   $   26,691.99    $   3,642.59   $   30,334.57  $   955,047.81
         170   04/25/16   $   25,991.47    $   3,543.55   $   29,535.02  $   929,056.34
         171   05/25/16   $   25,308.89    $   3,447.11   $   28,756.01  $   903,747.44
         172   06/25/16   $   24,643.82    $   3,353.21   $   27,997.03  $   879,103.62
         173   07/25/16   $   23,995.80    $   3,261.78   $   27,257.57  $   855,107.83
         174   08/25/16   $   23,364.41    $   3,172.74   $   26,537.15  $   831,743.42
         175   09/25/16   $   22,749.22    $   3,086.05   $   25,835.28  $   808,994.20
         176   10/25/16   $   22,149.83    $   3,001.65   $   25,151.48  $   786,844.37
         177   11/25/16   $   21,565.85    $   2,919.47   $   24,485.31  $   765,278.52
         178   12/25/16   $   20,996.87    $   2,839.45   $   23,836.32  $   744,281.65
         179   01/25/17   $   20,442.52    $   2,761.55   $   23,204.07  $   723,839.13
         180   02/25/17   $   19,902.44    $   2,685.70   $   22,588.14  $   703,936.69
         181   03/25/17   $   19,376.26    $   2,611.85   $   21,988.12  $   684,560.42
         182   04/25/17   $   18,863.63    $   2,539.96   $   21,403.60  $   665,696.79
         183   05/25/17   $   18,364.21    $   2,469.97   $   20,834.19  $   647,332.58
         184   06/25/17   $   17,877.67    $   2,401.83   $   20,279.50  $   629,454.91
         185   07/25/17   $   17,403.67    $   2,335.50   $   19,739.17  $   612,051.24
         186   08/25/17   $   16,941.91    $   2,270.93   $   19,212.83  $   595,109.33
         187   09/25/17   $   16,492.06    $   2,208.07   $   18,700.13  $   578,617.27
         188   10/25/17   $   16,053.84    $   2,146.88   $   18,200.71  $   562,563.43
         189   11/25/17   $   15,626.94    $   2,087.31   $   17,714.25  $   546,936.50
         190   12/25/17   $   15,211.07    $   2,029.33   $   17,240.41  $   531,725.43
         191   01/25/18   $   14,805.97    $   1,972.90   $   16,778.87  $   516,919.45
         192   02/25/18   $   14,411.35    $   1,917.96   $   16,329.31  $   502,508.10
         193   03/25/18   $   14,026.95    $   1,864.49   $   15,891.44  $   488,481.15
         194   04/25/18   $   13,652.51    $   1,812.44   $   15,464.96  $   474,828.63
         195   05/25/18   $   13,287.78    $   1,761.79   $   15,049.57  $   461,540.85
         196   06/25/18   $   12,932.51    $   1,712.49   $   14,645.00  $   448,608.34
         197   07/25/18   $   12,586.46    $   1,664.50   $   14,250.96  $   436,021.88
         198   08/25/18   $   12,249.40    $   1,617.80   $   13,867.20  $   423,772.48
         199   09/25/18   $   11,921.09    $   1,572.35   $   13,493.44  $   411,851.39
         200   10/25/18   $   11,601.31    $   1,528.12   $   13,129.44  $   400,250.08
         201   11/25/18   $   11,289.86    $   1,485.08   $   12,774.94  $   388,960.22
         202   12/25/18   $   10,986.51    $   1,443.19   $   12,429.70  $   377,973.72
         203   01/25/19   $   10,691.05    $   1,402.42   $   12,093.48  $   367,282.66
         204   02/25/19   $   10,403.30    $   1,362.76   $   11,766.06  $   356,879.36
         205   03/25/19   $   10,123.05    $   1,324.16   $   11,447.21  $   346,756.31
         206   04/25/19   $    9,850.11    $   1,286.60   $   11,136.70  $   336,906.21
         207   05/25/19   $    9,584.29    $   1,250.05   $   10,834.34  $   327,321.92
         208   06/25/19   $    9,325.41    $   1,214.49   $   10,539.90  $   317,996.51
         209   07/25/19   $    9,073.30    $   1,179.89   $   10,253.19  $   308,923.22
         210   08/25/19   $    8,827.78    $   1,146.22   $    9,974.00  $   300,095.44
         211   09/25/19   $    8,588.68    $   1,113.47   $    9,702.15  $   291,506.76
         212   10/25/19   $    8,355.84    $   1,081.60   $    9,437.44  $   283,150.92
         213   11/25/19   $    8,129.10    $   1,050.60   $    9,179.70  $   275,021.81
         214   12/25/19   $    7,908.31    $   1,020.44   $    8,928.74  $   267,113.51
         215   01/25/20   $    7,693.30    $     991.09   $    8,684.40  $   259,420.20
         216   02/25/20   $    7,483.94    $     962.55   $    8,446.49  $   251,936.26
         217   03/25/20   $    7,280.08    $     934.78   $    8,214.86  $   244,656.19
         218   04/25/20   $    7,081.57    $     907.77   $    7,989.34  $   237,574.62
         219   05/25/20   $    6,888.28    $     881.49   $    7,769.77  $   230,686.34
         220   06/25/20   $    6,700.08    $     855.94   $    7,556.01  $   223,986.26
         221   07/25/20   $    6,516.83    $     831.08   $    7,347.91  $   217,469.43
         222   08/25/20   $    6,338.41    $     806.90   $    7,145.31  $   211,131.02
         223   09/25/20   $    6,164.70    $     783.38   $    6,948.08  $   204,966.32
         224   10/25/20   $    5,995.57    $     760.51   $    6,756.07  $   198,970.75
         225   11/25/20   $    5,830.90    $     738.26   $    6,569.16  $   193,139.85
         226   12/25/20   $    5,670.58    $     716.62   $    6,387.21  $   187,469.27
         227   01/25/21   $    5,514.51    $     695.58   $    6,210.09  $   181,954.76
         228   02/25/21   $    5,362.56    $     675.12   $    6,037.68  $   176,592.21
         229   03/25/21   $    5,214.63    $     655.23   $    5,869.86  $   171,377.58
         230   04/25/21   $    5,070.62    $     635.88   $    5,706.50  $   166,306.95
         231   05/25/21   $    4,930.43    $     617.06   $    5,547.50  $   161,376.52
         232   06/25/21   $    4,793.96    $     598.77   $    5,392.73  $   156,582.55
         233   07/25/21   $    4,661.12    $     580.98   $    5,242.10  $   151,921.44
         234   08/25/21   $    4,531.80    $     563.69   $    5,095.49  $   147,389.63
         235   09/25/21   $    4,405.92    $     546.87   $    4,952.80  $   142,983.71
         236   10/25/21   $    4,283.40    $     530.53   $    4,813.92  $   138,700.31
         237   11/25/21   $    4,164.13    $     514.63   $    4,678.76  $   134,536.18
         238   12/25/21   $    4,048.04    $     499.18   $    4,547.23  $   130,488.14
         239   01/25/22   $    3,935.05    $     484.16   $    4,419.22  $   126,553.08
         240   02/25/22   $    3,825.08    $     469.56   $    4,294.64  $   122,728.00
         241   03/25/22   $    3,718.04    $     455.37   $    4,173.41  $   119,009.96
         242   04/25/22   $    3,613.87    $     441.57   $    4,055.44  $   115,396.09
         243   05/25/22   $    3,512.48    $     428.16   $    3,940.65  $   111,883.60
         244   06/25/22   $    3,413.81    $     415.13   $    3,828.94  $   108,469.79
         245   07/25/22   $    3,317.78    $     402.47   $    3,720.25  $   105,152.01
         246   08/25/22   $    3,224.33    $     390.15   $    3,614.49  $   101,927.68
         247   09/25/22   $    3,133.39    $     378.19   $    3,511.58  $    98,794.29
         248   10/25/22   $    3,044.89    $     366.57   $    3,411.45  $    95,749.40
         249   11/25/22   $    2,958.77    $     355.27   $    3,314.04  $    92,790.63
         250   12/25/22   $    2,874.97    $     344.29   $    3,219.26  $    89,915.66
         251   01/25/23   $    2,793.42    $     333.62   $    3,127.05  $    87,122.24
         252   02/25/23   $    2,714.08    $     323.26   $    3,037.34  $    84,408.16
         253   03/25/23   $    2,636.87    $     313.19   $    2,950.06  $    81,771.28
         254   04/25/23   $    2,561.75    $     303.40   $    2,865.16  $    79,209.53
         255   05/25/23   $    2,488.67    $     293.90   $    2,782.56  $    76,720.86
         256   06/25/23   $    2,417.55    $     284.66   $    2,702.22  $    74,303.31
         257   07/25/23   $    2,348.37    $     275.69   $    2,624.06  $    71,954.94
         258   08/25/23   $    2,281.06    $     266.98   $    2,548.04  $    69,673.88
         259   09/25/23   $    2,215.58    $     258.52   $    2,474.09  $    67,458.30
         260   10/25/23   $    2,151.87    $     250.30   $    2,402.17  $    65,306.43
         261   11/25/23   $    2,089.90    $     242.31   $    2,332.21  $    63,216.53
         262   12/25/23   $    2,029.61    $     234.56   $    2,264.17  $    61,186.91
         263   01/25/24   $    1,970.97    $     227.03   $    2,198.00  $    59,215.94
         264   02/25/24   $    1,913.92    $     219.71   $    2,133.64  $    57,302.02
         265   03/25/24   $    1,858.44    $     212.61   $    2,071.05  $    55,443.58
         266   04/25/24   $    1,804.46    $     205.72   $    2,010.18  $    53,639.12
         267   05/25/24   $    1,751.97    $     199.02   $    1,950.99  $    51,887.15
         268   06/25/24   $    1,700.91    $     192.52   $    1,893.43  $    50,186.24
         269   07/25/24   $    1,651.25    $     186.21   $    1,837.46  $    48,534.99
         270   08/25/24   $    1,602.95    $     180.08   $    1,783.03  $    46,932.04
         271   09/25/24   $    1,555.98    $     174.13   $    1,730.12  $    45,376.06
         272   10/25/24   $    1,510.30    $     168.36   $    1,678.66  $    43,865.76
         273   11/25/24   $    1,465.88    $     162.76   $    1,628.64  $    42,399.88
         274   12/25/24   $    1,422.68    $     157.32   $    1,580.00  $    40,977.20
         275   01/25/25   $    1,380.67    $     152.04   $    1,532.71  $    39,596.52
         276   02/25/25   $    1,339.83    $     146.92   $    1,486.74  $    38,256.70
         277   03/25/25   $    1,300.11    $     141.94   $    1,442.05  $    36,956.59
         278   04/25/25   $    1,261.49    $     137.12   $    1,398.61  $    35,695.10
         279   05/25/25   $    1,223.94    $     132.44   $    1,356.38  $    34,471.15
         280   06/25/25   $    1,187.44    $     127.90   $    1,315.34  $    33,283.72
         281   07/25/25   $    1,151.94    $     123.49   $    1,275.44  $    32,131.77
         282   08/25/25   $    1,117.44    $     119.22   $    1,236.66  $    31,014.33
         283   09/25/25   $    1,083.89    $     115.07   $    1,198.97  $    29,930.44
         284   10/25/25   $    1,051.28    $     111.05   $    1,162.33  $    28,879.16
         285   11/25/25   $    1,019.58    $     107.15   $    1,126.73  $    27,859.57
         286   12/25/25   $      988.77    $     103.37   $    1,092.14  $    26,870.80
         287   01/25/26   $      958.82    $      99.70   $    1,058.52  $    25,911.98
         288   02/25/26   $      929.71    $      96.14   $    1,025.85  $    24,982.27
         289   03/25/26   $      901.41    $      92.69   $      994.10  $    24,080.86
         290   04/25/26   $      873.91    $      89.35   $      963.26  $    23,206.95
         291   05/25/26   $      847.18    $      86.10   $      933.29  $    22,359.77
         292   06/25/26   $      821.21    $      82.96   $      904.17  $    21,538.56
         293   07/25/26   $      795.97    $      79.91   $      875.88  $    20,742.60
         294   08/25/26   $      771.44    $      76.96   $      848.40  $    19,971.16
         295   09/25/26   $      747.60    $      74.10   $      821.70  $    19,223.56
         296   10/25/26   $      724.44    $      71.32   $      795.77  $    18,499.11
         297   11/25/26   $      701.94    $      68.64   $      770.57  $    17,797.18
         298   12/25/26   $      680.07    $      66.03   $      746.10  $    17,117.10
         299   01/25/27   $      658.83    $      63.51   $      722.34  $    16,458.27
         300   02/25/27   $      638.19    $      61.06   $      699.26  $    15,820.08
         301   03/25/27   $      618.15    $      58.70   $      676.84  $    15,201.93
         302   04/25/27   $      598.67    $      56.40   $      655.07  $    14,603.26
         303   05/25/27   $      579.75    $      54.18   $      633.93  $    14,023.51
         304   06/25/27   $      561.38    $      52.03   $      613.40  $    13,462.13
         305   07/25/27   $      543.53    $      49.95   $      593.47  $    12,918.61
         306   08/25/27   $      526.19    $      47.93   $      574.12  $    12,392.42
         307   09/25/27   $      509.35    $      45.98   $      555.33  $    11,883.06
         308   10/25/27   $      493.00    $      44.09   $      537.09  $    11,390.06
         309   11/25/27   $      477.13    $      42.26   $      519.38  $    10,912.93
         310   12/25/27   $      461.71    $      40.49   $      502.19  $    10,451.22
         311   01/25/28   $      446.74    $      38.77   $      485.51  $    10,004.49
         312   02/25/28   $      432.20    $      37.12   $      469.32  $     9,572.29
         313   03/25/28   $      418.08    $      35.51   $      453.60  $     9,154.21
         314   04/25/28   $      404.38    $      33.96   $      438.34  $     8,749.83
         315   05/25/28   $      391.08    $      32.46   $      423.54  $     8,358.75
         316   06/25/28   $      378.16    $      31.01   $      409.18  $     7,980.58
         317   07/25/28   $      365.63    $      29.61   $      395.24  $     7,614.95
         318   08/25/28   $      353.46    $      28.25   $      381.71  $     7,261.49
         319   09/25/28   $      341.65    $      26.94   $      368.59  $     6,919.84
         320   10/25/28   $      330.19    $      25.67   $      355.86  $     6,589.65
         321   11/25/28   $      319.07    $      24.45   $      343.51  $     6,270.58
         322   12/25/28   $      308.27    $      23.26   $      331.54  $     5,962.30
         323   01/25/29   $      297.80    $      22.12   $      319.92  $     5,664.51
         324   02/25/29   $      287.64    $      21.01   $      308.65  $     5,376.87
         325   03/25/29   $      277.78    $      19.95   $      297.72  $     5,099.09
         326   04/25/29   $      268.21    $      18.92   $      287.13  $     4,830.88
         327   05/25/29   $      258.93    $      17.92   $      276.85  $     4,571.95
         328   06/25/29   $      249.93    $      16.96   $      266.89  $     4,322.03
         329   07/25/29   $      241.19    $      16.03   $      257.23  $     4,080.83
         330   08/25/29   $      232.72    $      15.14   $      247.86  $     3,848.11
         331   09/25/29   $      224.51    $      14.27   $      238.78  $     3,623.60
         332   10/25/29   $      216.54    $      13.44   $      229.98  $     3,407.06
         333   11/25/29   $      208.82    $      12.64   $      221.46  $     3,198.24
         334   12/25/29   $      201.33    $      11.86   $      213.19  $     2,996.91
         335   01/25/30   $      194.07    $      11.12   $      205.18  $     2,802.84
         336   02/25/30   $      187.03    $      10.40   $      197.42  $     2,615.82
         337   03/25/30   $      180.20    $       9.70   $      189.90  $     2,435.62
         338   04/25/30   $      173.58    $       9.03   $      182.62  $     2,262.04
         339   05/25/30   $      167.17    $       8.39   $      175.56  $     2,094.87
         340   06/25/30   $      160.96    $       7.77   $      168.72  $     1,933.91
         341   07/25/30   $      154.93    $       7.17   $      162.10  $     1,778.98
         342   08/25/30   $      149.09    $       6.60   $      155.69  $     1,629.88
         343   09/25/30   $      143.44    $       6.04   $      149.48  $     1,486.44
         344   10/25/30   $      137.96    $       5.51   $      143.47  $     1,348.48
         345   11/25/30   $      132.65    $       5.00   $      137.65  $     1,215.83
         346   12/25/30   $      127.51    $       4.51   $      132.02  $     1,088.32
         347   01/25/31   $      122.53    $       4.03   $      126.56  $       965.79
         348   02/25/31   $      117.71    $       3.58   $      121.29  $       848.09
         349   03/25/31   $      109.48    $       3.14   $      112.62  $       738.61
         350   04/25/31   $      105.11    $       2.74   $      107.85  $       633.50
         351   05/25/31   $      100.88    $       2.35   $      103.23  $       532.62
         352   06/25/31   $       96.78    $       1.97   $       98.76  $       435.83
         353   07/25/31   $       92.82    $       1.62   $       94.44  $       343.01
         354   08/25/31   $       88.98    $       1.27   $       90.25  $       254.03
         355   09/25/31   $       85.27    $       0.94   $       86.21  $       168.76
         356   10/25/31   $       81.67    $       0.63   $       82.30  $        87.09
         357   11/25/31   $       78.20    $       0.32   $       78.52  $         8.89
         358   12/25/31   $        8.89    $       0.03   $        8.92  $            -


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should
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may not pertain to any securities that will actually be sold. The
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regarding the assets backing any securities discussed herein supersedes all
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The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance
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Investors and non-U.S. Persons under Regulation S of the Securities Act of
1933.




GSR0201 (A3) --- 30 CPR

LIBOR_1YR=2.41875   CMT_1YR=2.2000

Period       Date        Principal       Interest        Cash Flow       Balance
Total                    $80,321,000.00  $12,058,789.32  $92,379,789.32

           0   02/21/02   $           -    $          -   $           -  $80,321,000.00
           1   03/25/02   $2,512,696.13    $ 384,804.52   $2,897,500.65  $77,808,303.87
           2   04/25/02   $2,437,125.11    $ 372,766.62   $2,809,891.73  $75,371,178.76
           3   05/25/02   $2,363,812.48    $ 361,090.76   $2,724,903.23  $73,007,366.28
           4   06/25/02   $2,292,690.97    $ 349,766.12   $2,642,457.09  $70,714,675.31
           5   07/25/02   $2,223,695.34    $ 338,782.22   $2,562,477.57  $68,490,979.97
           6   08/25/02   $2,156,762.28    $ 328,128.87   $2,484,891.15  $66,334,217.69
           7   09/25/02   $2,091,830.34    $ 317,796.18   $2,409,626.52  $64,242,387.35
           8   10/25/02   $2,028,839.92    $ 307,774.57   $2,336,614.49  $62,213,547.43
           9   11/25/02   $1,967,733.17    $ 298,054.74   $2,265,787.91  $60,245,814.26
          10   12/25/02   $1,908,453.97    $ 288,627.66   $2,197,081.63  $58,337,360.29
          11   01/25/03   $1,850,947.87    $ 279,484.57   $2,130,432.44  $56,486,412.42
          12   02/25/03   $1,795,162.02    $ 270,616.99   $2,065,779.00  $54,691,250.40
          13   03/25/03   $1,741,045.15    $ 262,016.67   $2,003,061.81  $52,950,205.26
          14   04/25/03   $1,688,547.52    $ 253,675.61   $1,942,223.13  $51,261,657.74
          15   05/25/03   $1,637,620.85    $ 245,586.06   $1,883,206.91  $49,624,036.89
          16   06/25/03   $1,588,218.32    $ 237,740.49   $1,825,958.81  $48,035,818.56
          17   07/25/03   $1,540,294.48    $ 230,131.60   $1,770,426.08  $46,495,524.09
          18   08/25/03   $1,493,805.23    $ 222,752.31   $1,716,557.53  $45,001,718.86
          19   09/25/03   $1,448,707.79    $ 215,595.73   $1,664,303.52  $43,553,011.07
          20   10/25/03   $1,404,960.65    $ 208,655.22   $1,613,615.87  $42,148,050.42
          21   11/25/03   $1,362,523.54    $ 201,924.28   $1,564,447.82  $40,785,526.88
          22   12/25/03   $1,321,357.37    $ 195,396.66   $1,516,754.03  $39,464,169.52
          23   01/25/04   $1,281,424.22    $ 189,066.26   $1,470,490.48  $38,182,745.30
          24   02/25/04   $1,242,687.31    $ 182,927.17   $1,425,614.47  $36,940,057.99
          25   03/25/04   $1,163,553.73    $ 176,973.66   $1,340,527.39  $35,776,504.26
          26   04/25/04   $1,127,804.82    $ 171,399.27   $1,299,204.09  $34,648,699.44
          27   05/25/04   $1,093,137.97    $ 165,996.14   $1,259,134.11  $33,555,561.47
          28   06/25/04   $1,059,520.74    $ 160,759.10   $1,220,279.84  $32,496,040.74
          29   07/25/04   $1,026,921.63    $ 155,683.12   $1,182,604.75  $31,469,119.11
          30   08/25/04   $  995,310.11    $ 150,763.30   $1,146,073.41  $30,473,809.00
          31   09/25/04   $  964,656.54    $ 145,994.94   $1,110,651.48  $29,509,152.46
          32   10/25/04   $  934,932.16    $ 141,373.43   $1,076,305.59  $28,574,220.30
          33   11/25/04   $  906,109.09    $ 136,894.33   $1,043,003.41  $27,668,111.22
          34   12/25/04   $  878,160.25    $ 132,553.31   $1,010,713.56  $26,789,950.96
          35   01/25/05   $  851,059.41    $ 128,346.19   $  979,405.60  $25,938,891.55
          36   02/25/05   $  824,781.08    $ 124,268.91   $  949,049.99  $25,114,110.47
          37   03/25/05   $  764,970.16    $ 120,317.52   $  885,287.68  $24,349,140.32
          38   04/25/05   $  741,853.30    $ 116,652.67   $  858,505.97  $23,607,287.02
          39   05/25/05   $  719,430.73    $ 113,098.58   $  832,529.31  $22,887,856.29
          40   06/25/05   $  697,681.71    $ 109,651.90   $  807,333.61  $22,190,174.58
          41   07/25/05   $  676,586.09    $ 106,309.43   $  782,895.51  $21,513,588.50
          42   08/25/05   $  656,124.34    $ 103,068.02   $  759,192.36  $20,857,464.16
          43   09/25/05   $  636,277.51    $  99,924.63   $  736,202.15  $20,221,186.65
          44   10/25/05   $  617,027.21    $  96,876.34   $  713,903.55  $19,604,159.43
          45   11/25/05   $  598,355.61    $  93,920.26   $  692,275.87  $19,005,803.82
          46   12/25/05   $  580,245.39    $  91,053.64   $  671,299.02  $18,425,558.44
          47   01/25/06   $  562,679.75    $  88,273.78   $  650,953.53  $17,862,878.69
          48   02/25/06   $  545,642.41    $  85,578.07   $  631,220.48  $17,317,236.28
          49   03/25/06   $  529,117.56    $  82,963.99   $  612,081.55  $16,788,118.72
          50   04/25/06   $  513,089.85    $  80,429.08   $  593,518.93  $16,275,028.87
          51   05/25/06   $  497,544.42    $  77,970.95   $  575,515.37  $15,777,484.45
          52   06/25/06   $  482,466.83    $  75,587.30   $  558,054.13  $15,295,017.62
          53   07/25/06   $  467,843.06    $  73,275.88   $  541,118.94  $14,827,174.55
          54   08/25/06   $  453,659.54    $  71,034.52   $  524,694.06  $14,373,515.01
          55   09/25/06   $  439,903.08    $  68,861.11   $  508,764.19  $13,933,611.93
          56   10/25/06   $  426,560.89    $  66,753.61   $  493,314.50  $13,507,051.04
          57   11/25/06   $  413,620.55    $  64,710.03   $  478,330.59  $13,093,430.49
          58   12/25/06   $  401,070.05    $  62,728.44   $  463,798.49  $12,692,360.44
          59   01/25/07   $  388,897.68    $  60,806.98   $  449,704.66  $12,303,462.76
          60   02/25/07   $  377,092.13    $  58,943.84   $  436,035.97  $11,926,370.63
          61   03/25/07   $  365,642.40    $  57,137.25   $  422,779.65  $11,560,728.24
          62   04/25/07   $  354,537.82    $  55,385.52   $  409,923.34  $11,206,190.42
          63   05/25/07   $  343,768.05    $  53,686.99   $  397,455.04  $10,862,422.37
          64   06/25/07   $  333,323.05    $  52,040.06   $  385,363.11  $10,529,099.32
          65   07/25/07   $  323,193.09    $  50,443.16   $  373,636.25  $10,205,906.23
          66   08/25/07   $  313,368.71    $  48,894.80   $  362,263.51  $ 9,892,537.52
          67   09/25/07   $  303,840.75    $  47,393.50   $  351,234.25  $ 9,588,696.77
          68   10/25/07   $  294,600.32    $  45,937.85   $  340,538.17  $ 9,294,096.45
          69   11/25/07   $  285,638.79    $  44,526.47   $  330,165.26  $ 9,008,457.65
          70   12/25/07   $  276,947.80    $  43,158.02   $  320,105.82  $ 8,731,509.86
          71   01/25/08   $  268,519.22    $  41,831.21   $  310,350.43  $ 8,462,990.64
          72   02/25/08   $  260,345.17    $  40,544.78   $  300,889.95  $ 8,202,645.47
          73   03/25/08   $  252,418.03    $  39,297.51   $  291,715.54  $ 7,950,227.43
          74   04/25/08   $  244,730.37    $  38,088.21   $  282,818.59  $ 7,705,497.06
          75   05/25/08   $  237,275.01    $  36,915.75   $  274,190.76  $ 7,468,222.06
          76   06/25/08   $  230,044.96    $  35,779.01   $  265,823.97  $ 7,238,177.10
          77   07/25/08   $  223,033.46    $  34,676.90   $  257,710.36  $ 7,015,143.64
          78   08/25/08   $  216,233.95    $  33,608.38   $  249,842.33  $ 6,798,909.69
          79   09/25/08   $  209,640.05    $  32,572.44   $  242,212.49  $ 6,589,269.64
          80   10/25/08   $  203,245.59    $  31,568.09   $  234,813.68  $ 6,386,024.05
          81   11/25/08   $  197,044.57    $  30,594.38   $  227,638.95  $ 6,188,979.48
          82   12/25/08   $  192,630.91    $  25,574.98   $  218,205.89  $ 5,996,348.57
          83   01/25/09   $  186,703.32    $  24,779.95   $  211,483.27  $ 5,809,645.26
          84   02/25/09   $  180,956.52    $  24,009.36   $  204,965.88  $ 5,628,688.74
          85   03/25/09   $  175,665.72    $  22,253.89   $  197,919.61  $ 5,453,023.02
          86   04/25/09   $  170,247.51    $  21,559.87   $  191,807.38  $ 5,282,775.51
          87   05/25/09   $  164,994.89    $  20,887.25   $  185,882.14  $ 5,117,780.62
          88   06/25/09   $  159,902.85    $  20,235.37   $  180,138.22  $ 4,957,877.77
          89   07/25/09   $  154,966.52    $  19,603.59   $  174,570.10  $ 4,802,911.25
          90   08/25/09   $  150,181.15    $  18,991.30   $  169,172.45  $ 4,652,730.10
          91   09/25/09   $  145,542.18    $  18,397.90   $  163,940.09  $ 4,507,187.91
          92   10/25/09   $  141,045.16    $  17,822.82   $  158,867.98  $ 4,366,142.75
          93   11/25/09   $  136,685.77    $  17,265.50   $  153,951.27  $ 4,229,456.98
          94   12/25/09   $  132,459.84    $  16,725.39   $  149,185.23  $ 4,096,997.14
          95   01/25/10   $  128,363.30    $  16,201.96   $  144,565.27  $ 3,968,633.84
          96   02/25/10   $  124,392.24    $  15,694.72   $  140,086.96  $ 3,844,241.60
          97   03/25/10   $  120,542.82    $  15,203.15   $  135,745.98  $ 3,723,698.77
          98   04/25/10   $  116,811.37    $  14,726.79   $  131,538.15  $ 3,606,887.41
          99   05/25/10   $  113,194.28    $  14,265.16   $  127,459.44  $ 3,493,693.13
         100   06/25/10   $  109,688.08    $  13,817.81   $  123,505.89  $ 3,384,005.05
         101   07/25/10   $  106,289.40    $  13,384.31   $  119,673.71  $ 3,277,715.65
         102   08/25/10   $  102,994.97    $  12,964.24   $  115,959.20  $ 3,174,720.68
         103   09/25/10   $   99,801.61    $  12,557.17   $  112,358.78  $ 3,074,919.07
         104   10/25/10   $   96,706.25    $  12,162.72   $  108,868.96  $ 2,978,212.82
         105   11/25/10   $   93,705.90    $  11,780.49   $  105,486.39  $ 2,884,506.92
         106   12/25/10   $   90,797.68    $  11,410.11   $  102,207.79  $ 2,793,709.24
         107   01/25/11   $   87,978.77    $  11,051.22   $   99,029.99  $ 2,705,730.47
         108   02/25/11   $   85,246.46    $  10,703.46   $   95,949.92  $ 2,620,484.01
         109   03/25/11   $   82,598.11    $  10,366.49   $   92,964.60  $ 2,537,885.90
         110   04/25/11   $   80,031.15    $  10,039.99   $   90,071.14  $ 2,457,854.75
         111   05/25/11   $   77,543.11    $   9,723.62   $   87,266.73  $ 2,380,311.64
         112   06/25/11   $   75,131.59    $   9,417.08   $   84,548.67  $ 2,305,180.05
         113   07/25/11   $   72,794.24    $   9,120.07   $   81,914.31  $ 2,232,385.81
         114   08/25/11   $   70,528.81    $   8,832.29   $   79,361.11  $ 2,161,856.99
         115   09/25/11   $   68,333.11    $   8,553.46   $   76,886.57  $ 2,093,523.88
         116   10/25/11   $   66,205.00    $   8,283.31   $   74,488.31  $ 2,027,318.89
         117   11/25/11   $   64,142.42    $   8,021.56   $   72,163.98  $ 1,963,176.47
         118   12/25/11   $   62,257.34    $   7,401.64   $   69,658.98  $ 1,900,919.13
         119   01/25/12   $   60,312.93    $   7,166.97   $   67,479.91  $ 1,840,606.19
         120   02/25/12   $   58,428.56    $   6,939.64   $   65,368.19  $ 1,782,177.64
         121   03/25/12   $   56,602.36    $   6,719.40   $   63,321.76  $ 1,725,575.27
         122   04/25/12   $   54,864.61    $   6,402.34   $   61,266.95  $ 1,670,710.67
         123   05/25/12   $   53,147.55    $   6,198.78   $   59,346.33  $ 1,617,563.12
         124   06/25/12   $   51,483.59    $   6,001.59   $   57,485.18  $ 1,566,079.53
         125   07/25/12   $   49,871.10    $   5,810.58   $   55,681.67  $ 1,516,208.43
         126   08/25/12   $   48,308.49    $   5,625.54   $   53,934.04  $ 1,467,899.94
         127   09/25/12   $   46,794.26    $   5,446.31   $   52,240.57  $ 1,421,105.68
         128   10/25/12   $   45,326.90    $   5,272.69   $   50,599.59  $ 1,375,778.78
         129   11/25/12   $   43,904.98    $   5,104.52   $   49,009.50  $ 1,331,873.80
         130   12/25/12   $   42,527.12    $   4,941.62   $   47,468.74  $ 1,289,346.68
         131   01/25/13   $   41,191.95    $   4,783.84   $   45,975.79  $ 1,248,154.73
         132   02/25/13   $   39,898.17    $   4,631.00   $   44,529.17  $ 1,208,256.57
         133   03/25/13   $   38,644.50    $   4,482.97   $   43,127.48  $ 1,169,612.06
         134   04/25/13   $   37,429.72    $   4,339.59   $   41,769.32  $ 1,132,182.34
         135   05/25/13   $   36,252.64    $   4,200.72   $   40,453.36  $ 1,095,929.70
         136   06/25/13   $   35,112.08    $   4,066.21   $   39,178.30  $ 1,060,817.62
         137   07/25/13   $   34,006.94    $   3,935.94   $   37,942.88  $ 1,026,810.68
         138   08/25/13   $   32,936.12    $   3,809.77   $   36,745.89  $   993,874.56
         139   09/25/13   $   31,898.57    $   3,687.56   $   35,586.13  $   961,975.99
         140   10/25/13   $   30,893.26    $   3,569.21   $   34,462.48  $   931,082.73
         141   11/25/13   $   29,919.21    $   3,454.59   $   33,373.80  $   901,163.52
         142   12/25/13   $   28,975.45    $   3,343.58   $   32,319.03  $   872,188.07
         143   01/25/14   $   28,061.05    $   3,236.08   $   31,297.12  $   844,127.03
         144   02/25/14   $   27,175.10    $   3,131.96   $   30,307.06  $   816,951.93
         145   03/25/14   $   26,316.73    $   3,031.14   $   29,347.87  $   790,635.19
         146   04/25/14   $   25,485.10    $   2,933.50   $   28,418.60  $   765,150.09
         147   05/25/14   $   24,679.37    $   2,838.94   $   27,518.31  $   740,470.72
         148   06/25/14   $   23,898.75    $   2,747.37   $   26,646.13  $   716,571.97
         149   07/25/14   $   23,142.47    $   2,658.70   $   25,801.17  $   693,429.50
         150   08/25/14   $   22,409.77    $   2,572.84   $   24,982.61  $   671,019.73
         151   09/25/14   $   21,699.93    $   2,489.69   $   24,189.62  $   649,319.80
         152   10/25/14   $   21,012.24    $   2,409.18   $   23,421.42  $   628,307.55
         153   11/25/14   $   20,346.02    $   2,331.22   $   22,677.24  $   607,961.53
         154   12/25/14   $   19,700.61    $   2,255.73   $   21,956.34  $   588,260.92
         155   01/25/15   $   19,075.36    $   2,182.63   $   21,258.00  $   569,185.56
         156   02/25/15   $   18,469.65    $   2,111.86   $   20,581.51  $   550,715.91
         157   03/25/15   $   17,882.88    $   2,043.33   $   19,926.22  $   532,833.02
         158   04/25/15   $   17,314.47    $   1,976.98   $   19,291.45  $   515,518.56
         159   05/25/15   $   16,763.84    $   1,912.74   $   18,676.58  $   498,754.72
         160   06/25/15   $   16,230.44    $   1,850.54   $   18,080.98  $   482,524.28
         161   07/25/15   $   15,713.75    $   1,790.32   $   17,504.07  $   466,810.53
         162   08/25/15   $   15,213.24    $   1,732.02   $   16,945.26  $   451,597.30
         163   09/25/15   $   14,728.41    $   1,675.57   $   16,403.99  $   436,868.88
         164   10/25/15   $   14,258.79    $   1,620.93   $   15,879.72  $   422,610.09
         165   11/25/15   $   13,803.90    $   1,568.02   $   15,371.92  $   408,806.20
         166   12/25/15   $   13,363.27    $   1,516.81   $   14,880.08  $   395,442.92
         167   01/25/16   $   12,936.48    $   1,467.23   $   14,403.71  $   382,506.44
         168   02/25/16   $   12,523.09    $   1,419.23   $   13,942.32  $   369,983.35
         169   03/25/16   $   12,122.69    $   1,372.76   $   13,495.45  $   357,860.66
         170   04/25/16   $   11,734.87    $   1,327.78   $   13,062.65  $   346,125.79
         171   05/25/16   $   11,359.24    $   1,284.24   $   12,643.48  $   334,766.55
         172   06/25/16   $   10,995.43    $   1,242.10   $   12,237.53  $   323,771.12
         173   07/25/16   $   10,643.06    $   1,201.30   $   11,844.37  $   313,128.06
         174   08/25/16   $   10,301.79    $   1,161.81   $   11,463.60  $   302,826.27
         175   09/25/16   $    9,971.27    $   1,123.59   $   11,094.86  $   292,855.00
         176   10/25/16   $    9,651.16    $   1,086.59   $   10,737.75  $   283,203.84
         177   11/25/16   $    9,341.14    $   1,050.78   $   10,391.92  $   273,862.70
         178   12/25/16   $    9,040.90    $   1,016.13   $   10,057.02  $   264,821.81
         179   01/25/17   $    8,750.13    $     982.58   $    9,732.71  $   256,071.68
         180   02/25/17   $    8,468.53    $     950.12   $    9,418.65  $   247,603.15
         181   03/25/17   $    8,195.83    $     918.69   $    9,114.53  $   239,407.31
         182   04/25/17   $    7,931.75    $     888.29   $    8,820.03  $   231,475.56
         183   05/25/17   $    7,676.01    $     858.86   $    8,534.87  $   223,799.55
         184   06/25/17   $    7,428.36    $     830.38   $    8,258.74  $   216,371.19
         185   07/25/17   $    7,188.54    $     802.81   $    7,991.36  $   209,182.65
         186   08/25/17   $    6,956.32    $     776.14   $    7,732.46  $   202,226.33
         187   09/25/17   $    6,731.45    $     750.33   $    7,481.78  $   195,494.89
         188   10/25/17   $    6,513.70    $     725.36   $    7,239.05  $   188,981.19
         189   11/25/17   $    6,302.85    $     701.19   $    7,004.04  $   182,678.34
         190   12/25/17   $    6,098.69    $     677.80   $    6,776.50  $   176,579.64
         191   01/25/18   $    5,901.01    $     655.17   $    6,556.19  $   170,678.63
         192   02/25/18   $    5,709.61    $     633.28   $    6,342.89  $   164,969.02
         193   03/25/18   $    5,524.28    $     612.10   $    6,136.37  $   159,444.74
         194   04/25/18   $    5,344.84    $     591.60   $    5,936.44  $   154,099.90
         195   05/25/18   $    5,171.11    $     571.77   $    5,742.88  $   148,928.79
         196   06/25/18   $    5,002.90    $     552.58   $    5,555.48  $   143,925.89
         197   07/25/18   $    4,840.05    $     534.02   $    5,374.07  $   139,085.85
         198   08/25/18   $    4,682.38    $     516.06   $    5,198.44  $   134,403.47
         199   09/25/18   $    4,529.73    $     498.69   $    5,028.42  $   129,873.73
         200   10/25/18   $    4,381.95    $     481.88   $    4,863.83  $   125,491.78
         201   11/25/18   $    4,238.89    $     465.62   $    4,704.51  $   121,252.89
         202   12/25/18   $    4,100.39    $     449.89   $    4,550.28  $   117,152.51
         203   01/25/19   $    3,966.31    $     434.68   $    4,400.99  $   113,186.20
         204   02/25/19   $    3,836.51    $     419.96   $    4,256.48  $   109,349.69
         205   03/25/19   $    3,710.86    $     405.73   $    4,116.59  $   105,638.82
         206   04/25/19   $    3,589.24    $     391.96   $    3,981.20  $   102,049.59
         207   05/25/19   $    3,471.50    $     378.64   $    3,850.14  $    98,578.09
         208   06/25/19   $    3,357.53    $     365.76   $    3,723.29  $    95,220.56
         209   07/25/19   $    3,247.21    $     353.30   $    3,600.52  $    91,973.34
         210   08/25/19   $    3,140.43    $     341.26   $    3,481.69  $    88,832.91
         211   09/25/19   $    3,037.08    $     329.60   $    3,366.68  $    85,795.83
         212   10/25/19   $    2,937.04    $     318.34   $    3,255.38  $    82,858.79
         213   11/25/19   $    2,840.21    $     307.44   $    3,147.65  $    80,018.58
         214   12/25/19   $    2,746.50    $     296.90   $    3,043.40  $    77,272.08
         215   01/25/20   $    2,655.80    $     286.71   $    2,942.51  $    74,616.28
         216   02/25/20   $    2,568.01    $     276.86   $    2,844.87  $    72,048.27
         217   03/25/20   $    2,483.05    $     267.33   $    2,750.38  $    69,565.22
         218   04/25/20   $    2,400.83    $     258.11   $    2,658.95  $    67,164.39
         219   05/25/20   $    2,321.26    $     249.21   $    2,570.47  $    64,843.13
         220   06/25/20   $    2,244.25    $     240.59   $    2,484.85  $    62,598.87
         221   07/25/20   $    2,169.73    $     232.27   $    2,402.00  $    60,429.14
         222   08/25/20   $    2,097.62    $     224.22   $    2,321.83  $    58,331.52
         223   09/25/20   $    2,027.84    $     216.43   $    2,244.27  $    56,303.69
         224   10/25/20   $    1,960.31    $     208.91   $    2,169.22  $    54,343.38
         225   11/25/20   $    1,894.97    $     201.64   $    2,096.60  $    52,448.41
         226   12/25/20   $    1,831.74    $     194.60   $    2,026.34  $    50,616.68
         227   01/25/21   $    1,770.56    $     187.81   $    1,958.37  $    48,846.12
         228   02/25/21   $    1,711.37    $     181.24   $    1,892.60  $    47,134.75
         229   03/25/21   $    1,654.09    $     174.89   $    1,828.98  $    45,480.66
         230   04/25/21   $    1,598.68    $     168.75   $    1,767.43  $    43,881.98
         231   05/25/21   $    1,545.06    $     162.82   $    1,707.88  $    42,336.91
         232   06/25/21   $    1,493.19    $     157.09   $    1,650.28  $    40,843.72
         233   07/25/21   $    1,443.01    $     151.55   $    1,594.56  $    39,400.71
         234   08/25/21   $    1,394.46    $     146.19   $    1,540.65  $    38,006.25
         235   09/25/21   $    1,347.50    $     141.02   $    1,488.51  $    36,658.75
         236   10/25/21   $    1,302.06    $     136.02   $    1,438.08  $    35,356.69
         237   11/25/21   $    1,258.11    $     131.19   $    1,389.30  $    34,098.58
         238   12/25/21   $    1,215.59    $     126.52   $    1,342.11  $    32,882.99
         239   01/25/22   $    1,174.46    $     122.01   $    1,296.47  $    31,708.53
         240   02/25/22   $    1,134.68    $     117.65   $    1,252.33  $    30,573.85
         241   03/25/22   $    1,096.20    $     113.44   $    1,209.64  $    29,477.65
         242   04/25/22   $    1,058.98    $     109.37   $    1,168.36  $    28,418.66
         243   05/25/22   $    1,022.98    $     105.44   $    1,128.43  $    27,395.68
         244   06/25/22   $      988.17    $     101.65   $    1,089.82  $    26,407.51
         245   07/25/22   $      954.49    $      97.98   $    1,052.47  $    25,453.02
         246   08/25/22   $      921.93    $      94.44   $    1,016.37  $    24,531.10
         247   09/25/22   $      890.43    $      91.02   $      981.45  $    23,640.67
         248   10/25/22   $      859.97    $      87.72   $      947.69  $    22,780.70
         249   11/25/22   $      830.51    $      84.53   $      915.04  $    21,950.18
         250   12/25/22   $      802.03    $      81.44   $      883.47  $    21,148.15
         251   01/25/23   $      774.49    $      78.47   $      852.95  $    20,373.67
         252   02/25/23   $      747.85    $      75.59   $      823.45  $    19,625.81
         253   03/25/23   $      722.10    $      72.82   $      794.92  $    18,903.71
         254   04/25/23   $      697.20    $      70.14   $      767.34  $    18,206.51
         255   05/25/23   $      673.12    $      67.55   $      740.68  $    17,533.39
         256   06/25/23   $      649.85    $      65.06   $      714.90  $    16,883.54
         257   07/25/23   $      627.34    $      62.64   $      689.98  $    16,256.20
         258   08/25/23   $      605.58    $      60.32   $      665.90  $    15,650.62
         259   09/25/23   $      584.55    $      58.07   $      642.62  $    15,066.07
         260   10/25/23   $      564.21    $      55.90   $      620.12  $    14,501.86
         261   11/25/23   $      544.56    $      53.81   $      598.37  $    13,957.30
         262   12/25/23   $      525.56    $      51.79   $      577.34  $    13,431.74
         263   01/25/24   $      507.19    $      49.84   $      557.03  $    12,924.55
         264   02/25/24   $      489.44    $      47.95   $      537.39  $    12,435.12
         265   03/25/24   $      472.28    $      46.14   $      518.42  $    11,962.84
         266   04/25/24   $      455.69    $      44.39   $      500.08  $    11,507.15
         267   05/25/24   $      439.66    $      42.70   $      482.36  $    11,067.49
         268   06/25/24   $      424.17    $      41.06   $      465.24  $    10,643.32
         269   07/25/24   $      409.20    $      39.49   $      448.69  $    10,234.11
         270   08/25/24   $      394.73    $      37.97   $      432.71  $     9,839.38
         271   09/25/24   $      380.75    $      36.51   $      417.26  $     9,458.63
         272   10/25/24   $      367.24    $      35.09   $      402.34  $     9,091.39
         273   11/25/24   $      354.19    $      33.73   $      387.92  $     8,737.20
         274   12/25/24   $      341.58    $      32.42   $      373.99  $     8,395.62
         275   01/25/25   $      329.39    $      31.15   $      360.54  $     8,066.23
         276   02/25/25   $      317.62    $      29.93   $      347.54  $     7,748.62
         277   03/25/25   $      306.24    $      28.75   $      334.99  $     7,442.38
         278   04/25/25   $      295.25    $      27.61   $      322.86  $     7,147.13
         279   05/25/25   $      284.64    $      26.52   $      311.15  $     6,862.49
         280   06/25/25   $      274.38    $      25.46   $      299.84  $     6,588.11
         281   07/25/25   $      264.48    $      24.44   $      288.92  $     6,323.63
         282   08/25/25   $      254.91    $      23.46   $      278.37  $     6,068.73
         283   09/25/25   $      245.67    $      22.52   $      268.18  $     5,823.06
         284   10/25/25   $      236.74    $      21.61   $      258.35  $     5,586.32
         285   11/25/25   $      228.12    $      20.73   $      248.85  $     5,358.20
         286   12/25/25   $      219.80    $      19.88   $      239.68  $     5,138.40
         287   01/25/26   $      211.76    $      19.06   $      230.82  $     4,926.64
         288   02/25/26   $      204.00    $      18.28   $      222.27  $     4,722.65
         289   03/25/26   $      196.50    $      17.52   $      214.02  $     4,526.15
         290   04/25/26   $      189.26    $      16.79   $      206.06  $     4,336.88
         291   05/25/26   $      182.28    $      16.09   $      198.37  $     4,154.61
         292   06/25/26   $      175.53    $      15.41   $      190.94  $     3,979.08
         293   07/25/26   $      169.02    $      14.76   $      183.78  $     3,810.06
         294   08/25/26   $      162.73    $      14.14   $      176.87  $     3,647.33
         295   09/25/26   $      156.66    $      13.53   $      170.19  $     3,490.67
         296   10/25/26   $      150.80    $      12.95   $      163.75  $     3,339.87
         297   11/25/26   $      145.15    $      12.39   $      157.54  $     3,194.72
         298   12/25/26   $      139.69    $      11.85   $      151.55  $     3,055.02
         299   01/25/27   $      134.43    $      11.33   $      145.76  $     2,920.60
         300   02/25/27   $      129.34    $      10.84   $      140.18  $     2,791.25
         301   03/25/27   $      124.44    $      10.36   $      134.80  $     2,666.81
         302   04/25/27   $      119.71    $       9.89   $      129.60  $     2,547.10
         303   05/25/27   $      115.14    $       9.45   $      124.59  $     2,431.96
         304   06/25/27   $      110.74    $       9.02   $      119.76  $     2,321.22
         305   07/25/27   $      106.49    $       8.61   $      115.10  $     2,214.73
         306   08/25/27   $      102.39    $       8.22   $      110.61  $     2,112.34
         307   09/25/27   $       98.43    $       7.84   $      106.27  $     2,013.91
         308   10/25/27   $       94.62    $       7.47   $      102.09  $     1,919.29
         309   11/25/27   $       90.94    $       7.12   $       98.06  $     1,828.35
         310   12/25/27   $       87.39    $       6.78   $       94.18  $     1,740.96
         311   01/25/28   $       83.97    $       6.46   $       90.43  $     1,656.99
         312   02/25/28   $       80.67    $       6.15   $       86.82  $     1,576.31
         313   03/25/28   $       77.49    $       5.85   $       83.34  $     1,498.82
         314   04/25/28   $       74.42    $       5.56   $       79.98  $     1,424.40
         315   05/25/28   $       71.47    $       5.28   $       76.75  $     1,352.94
         316   06/25/28   $       68.61    $       5.02   $       73.63  $     1,284.32
         317   07/25/28   $       65.87    $       4.76   $       70.63  $     1,218.46
         318   08/25/28   $       63.22    $       4.52   $       67.74  $     1,155.24
         319   09/25/28   $       60.67    $       4.29   $       64.95  $     1,094.57
         320   10/25/28   $       58.20    $       4.06   $       62.27  $     1,036.37
         321   11/25/28   $       55.83    $       3.84   $       59.68  $       980.53
         322   12/25/28   $       53.55    $       3.64   $       57.19  $       926.98
         323   01/25/29   $       51.35    $       3.44   $       54.79  $       875.63
         324   02/25/29   $       49.23    $       3.25   $       52.48  $       826.41
         325   03/25/29   $       47.19    $       3.07   $       50.25  $       779.22
         326   04/25/29   $       45.22    $       2.89   $       48.11  $       734.00
         327   05/25/29   $       43.32    $       2.72   $       46.05  $       690.68
         328   06/25/29   $       41.50    $       2.56   $       44.06  $       649.18
         329   07/25/29   $       39.74    $       2.41   $       42.15  $       609.44
         330   08/25/29   $       38.05    $       2.26   $       40.31  $       571.39
         331   09/25/29   $       36.42    $       2.12   $       38.54  $       534.97
         332   10/25/29   $       34.85    $       1.98   $       36.84  $       500.11
         333   11/25/29   $       33.34    $       1.86   $       35.20  $       466.77
         334   12/25/29   $       31.89    $       1.73   $       33.62  $       434.88
         335   01/25/30   $       30.49    $       1.61   $       32.11  $       404.39
         336   02/25/30   $       29.15    $       1.50   $       30.65  $       375.24
         337   03/25/30   $       27.85    $       1.39   $       29.24  $       347.39
         338   04/25/30   $       26.61    $       1.29   $       27.90  $       320.78
         339   05/25/30   $       25.41    $       1.19   $       26.60  $       295.37
         340   06/25/30   $       24.26    $       1.10   $       25.35  $       271.11
         341   07/25/30   $       23.15    $       1.01   $       24.15  $       247.96
         342   08/25/30   $       22.08    $       0.92   $       23.00  $       225.88
         343   09/25/30   $       21.06    $       0.84   $       21.90  $       204.82
         344   10/25/30   $       20.07    $       0.76   $       20.83  $       184.74
         345   11/25/30   $       19.13    $       0.68   $       19.81  $       165.62
         346   12/25/30   $       18.22    $       0.61   $       18.83  $       147.40
         347   01/25/31   $       17.34    $       0.55   $       17.89  $       130.05
         348   02/25/31   $       16.50    $       0.48   $       16.99  $       113.55
         349   03/25/31   $       15.22    $       0.42   $       15.65  $        98.32
         350   04/25/31   $       14.48    $       0.36   $       14.84  $        83.85
         351   05/25/31   $       13.76    $       0.31   $       14.07  $        70.09
         352   06/25/31   $       13.07    $       0.26   $       13.33  $        57.03
         353   07/25/31   $       12.40    $       0.21   $       12.61  $        44.62
         354   08/25/31   $       11.77    $       0.17   $       11.93  $        32.86
         355   09/25/31   $       11.15    $       0.12   $       11.28  $        21.70
         356   10/25/31   $       10.57    $       0.08   $       10.65  $        11.14
         357   11/25/31   $       10.01    $       0.04   $       10.05  $         1.13
         358   12/25/31   $        1.13    $          -   $        1.13  $            -


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should
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This material is not to be construed as an offer to sell or the
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may not pertain to any securities that will actually be sold. The
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regarding market conditions and other matters as reflected therein. We make
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of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all
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The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 (A3) --- 40 CPR

LIBOR_1YR=2.41875   CMT_1YR=2.2000

Period       Date        Principal       Interest       Cash Flow       Balance
Total                    $80,321,000.00  $8,623,999.44  $88,944,999.44

           0   02/21/02   $           -   $          -   $           -  $80,321,000.00
           1   03/25/02   $3,542,964.36   $ 384,804.52   $3,927,768.89  $76,778,035.64
           2   04/25/02   $3,392,355.02   $ 367,830.77   $3,760,185.80  $73,385,680.62
           3   05/25/02   $3,248,125.25   $ 351,578.56   $3,599,703.82  $70,137,555.36
           4   06/25/02   $3,110,005.38   $ 336,017.34   $3,446,022.72  $67,027,549.99
           5   07/25/02   $2,977,737.10   $ 321,117.82   $3,298,854.92  $64,049,812.88
           6   08/25/02   $2,851,073.03   $ 306,851.98   $3,157,925.01  $61,198,739.85
           7   09/25/02   $2,729,776.21   $ 293,192.96   $3,022,969.17  $58,468,963.64
           8   10/25/02   $2,613,619.68   $ 280,115.06   $2,893,734.74  $55,855,343.97
           9   11/25/02   $2,502,386.05   $ 267,593.64   $2,769,979.70  $53,352,957.91
          10   12/25/02   $2,395,867.14   $ 255,605.13   $2,651,472.27  $50,957,090.77
          11   01/25/03   $2,293,863.52   $ 244,126.93   $2,537,990.45  $48,663,227.24
          12   02/25/03   $2,196,184.20   $ 233,137.41   $2,429,321.61  $46,467,043.04
          13   03/25/03   $2,102,646.24   $ 222,615.86   $2,325,262.10  $44,364,396.80
          14   04/25/03   $2,013,074.43   $ 212,542.43   $2,225,616.86  $42,351,322.37
          15   05/25/03   $1,927,300.96   $ 202,898.13   $2,130,199.09  $40,424,021.41
          16   06/25/03   $1,845,165.11   $ 193,664.75   $2,038,829.85  $38,578,856.30
          17   07/25/03   $1,766,512.92   $ 184,824.87   $1,951,337.79  $36,812,343.38
          18   08/25/03   $1,631,600.71   $ 176,361.80   $1,807,962.51  $35,180,742.67
          19   09/25/03   $1,560,848.92   $ 168,545.07   $1,729,394.00  $33,619,893.74
          20   10/25/03   $1,493,128.05   $ 161,067.31   $1,654,195.36  $32,126,765.69
          21   11/25/03   $1,428,309.19   $ 153,913.98   $1,582,223.17  $30,698,456.50
          22   12/25/03   $1,366,268.86   $ 147,071.19   $1,513,340.05  $29,332,187.64
          23   01/25/04   $1,306,888.85   $ 140,525.62   $1,447,414.47  $28,025,298.80
          24   02/25/04   $1,250,055.92   $ 134,264.54   $1,384,320.46  $26,775,242.87
          25   03/25/04   $1,195,661.66   $ 128,275.73   $1,323,937.39  $25,579,581.21
          26   04/25/04   $1,143,602.23   $ 122,547.51   $1,266,149.74  $24,435,978.98
          27   05/25/04   $1,093,778.20   $ 117,068.70   $1,210,846.90  $23,342,200.79
          28   06/25/04   $1,046,094.34   $ 111,828.59   $1,157,922.94  $22,296,106.45
          29   07/25/04   $1,000,459.48   $ 106,816.93   $1,107,276.41  $21,295,646.96
          30   08/25/04   $  956,786.31   $ 102,023.90   $1,058,810.20  $20,338,860.66
          31   09/25/04   $  914,991.19   $  97,440.09   $1,012,431.29  $19,423,869.46
          32   10/25/04   $  874,994.08   $  93,056.52   $  968,050.60  $18,548,875.39
          33   11/25/04   $  836,718.28   $  88,864.57   $  925,582.85  $17,712,157.11
          34   12/25/04   $  800,090.38   $  84,855.99   $  884,946.38  $16,912,066.72
          35   01/25/05   $  765,040.08   $  81,022.89   $  846,062.97  $16,147,026.64
          36   02/25/05   $  731,500.05   $  77,357.71   $  808,857.76  $15,415,526.59
          37   03/25/05   $  660,319.89   $  73,853.22   $  734,173.11  $14,755,206.70
          38   04/25/05   $  632,145.32   $  70,689.74   $  702,835.06  $14,123,061.37
          39   05/25/05   $  605,168.98   $  67,661.23   $  672,830.22  $13,517,892.39
          40   06/25/05   $  579,340.05   $  64,761.97   $  644,102.02  $12,938,552.34
          41   07/25/05   $  554,609.86   $  61,986.45   $  616,596.31  $12,383,942.48
          42   08/25/05   $  530,931.80   $  59,329.40   $  590,261.21  $11,853,010.67
          43   09/25/05   $  508,261.24   $  56,785.80   $  565,047.04  $11,344,749.43
          44   10/25/05   $  486,555.43   $  54,350.80   $  540,906.23  $10,858,194.01
          45   11/25/05   $  465,773.43   $  52,019.80   $  517,793.22  $10,392,420.58
          46   12/25/05   $  445,876.03   $  49,788.35   $  495,664.38  $ 9,946,544.55
          47   01/25/06   $  426,825.69   $  47,652.24   $  474,477.93  $ 9,519,718.86
          48   02/25/06   $  408,586.47   $  45,607.39   $  454,193.85  $ 9,111,132.39
          49   03/25/06   $  391,123.91   $  43,649.92   $  434,773.83  $ 8,720,008.48
          50   04/25/06   $  374,405.05   $  41,776.11   $  416,181.16  $ 8,345,603.43
          51   05/25/06   $  358,398.31   $  39,982.40   $  398,380.70  $ 7,987,205.13
          52   06/25/06   $  343,073.45   $  38,265.37   $  381,338.81  $ 7,644,131.68
          53   07/25/06   $  328,401.50   $  36,621.76   $  365,023.26  $ 7,315,730.18
          54   08/25/06   $  314,354.74   $  35,048.44   $  349,403.18  $ 7,001,375.44
          55   09/25/06   $  300,906.61   $  33,542.42   $  334,449.03  $ 6,700,468.83
          56   10/25/06   $  288,031.67   $  32,100.83   $  320,132.50  $ 6,412,437.17
          57   11/25/06   $  275,705.56   $  30,720.92   $  306,426.48  $ 6,136,731.60
          58   12/25/06   $  263,904.98   $  29,400.06   $  293,305.03  $ 5,872,826.63
          59   01/25/07   $  252,607.57   $  28,135.73   $  280,743.30  $ 5,620,219.06
          60   02/25/07   $  241,791.96   $  26,925.53   $  268,717.49  $ 5,378,427.10
          61   03/25/07   $  231,437.65   $  25,767.15   $  257,204.80  $ 5,146,989.45
          62   04/25/07   $  221,525.05   $  24,658.37   $  246,183.42  $ 4,925,464.40
          63   05/25/07   $  212,035.36   $  23,597.08   $  235,632.44  $ 4,713,429.04
          64   06/25/07   $  202,950.61   $  22,581.25   $  225,531.86  $ 4,510,478.44
          65   07/25/07   $  194,253.56   $  21,608.95   $  215,862.51  $ 4,316,224.87
          66   08/25/07   $  185,927.74   $  20,678.31   $  206,606.05  $ 4,130,297.14
          67   09/25/07   $  177,957.34   $  19,787.57   $  197,744.90  $ 3,952,339.80
          68   10/25/07   $  170,327.24   $  18,935.00   $  189,262.24  $ 3,782,012.56
          69   11/25/07   $  163,022.97   $  18,118.99   $  181,141.96  $ 3,618,989.59
          70   12/25/07   $  156,030.65   $  17,337.98   $  173,368.63  $ 3,462,958.94
          71   01/25/08   $  149,337.02   $  16,590.46   $  165,927.48  $ 3,313,621.93
          72   02/25/08   $  142,929.34   $  15,875.01   $  158,804.36  $ 3,170,692.58
          73   03/25/08   $  136,795.46   $  15,190.26   $  151,985.72  $ 3,033,897.12
          74   04/25/08   $  130,923.72   $  14,534.90   $  145,458.61  $ 2,902,973.40
          75   05/25/08   $  125,302.94   $  13,907.66   $  139,210.60  $ 2,777,670.46
          76   06/25/08   $  119,922.44   $  13,307.36   $  133,229.80  $ 2,657,748.02
          77   07/25/08   $  114,771.99   $  12,732.83   $  127,504.82  $ 2,542,976.04
          78   08/25/08   $  109,841.78   $  12,182.97   $  122,024.75  $ 2,433,134.26
          79   09/25/08   $  105,122.43   $  11,656.74   $  116,779.18  $ 2,328,011.82
          80   10/25/08   $  100,604.96   $  11,153.12   $  111,758.08  $ 2,227,406.86
          81   11/25/08   $   96,280.77   $  10,671.14   $  106,951.90  $ 2,131,126.09
          82   12/25/08   $   92,685.42   $   8,806.54   $  101,491.97  $ 2,038,440.67
          83   01/25/09   $   88,677.24   $   8,423.87   $   97,101.11  $ 1,949,763.43
          84   02/25/09   $   84,841.57   $   8,057.73   $   92,899.30  $ 1,864,921.86
          85   03/25/09   $   81,262.82   $   7,373.26   $   88,636.08  $ 1,783,659.03
          86   04/25/09   $   77,742.56   $   7,052.14   $   84,794.69  $ 1,705,916.48
          87   05/25/09   $   74,374.04   $   6,744.92   $   81,118.96  $ 1,631,542.44
          88   06/25/09   $   71,150.76   $   6,451.01   $   77,601.77  $ 1,560,391.68
          89   07/25/09   $   68,066.48   $   6,169.83   $   74,236.31  $ 1,492,325.20
          90   08/25/09   $   65,115.23   $   5,900.84   $   71,016.06  $ 1,427,209.97
          91   09/25/09   $   62,291.29   $   5,643.50   $   67,934.79  $ 1,364,918.68
          92   10/25/09   $   59,589.21   $   5,397.31   $   64,986.52  $ 1,305,329.47
          93   11/25/09   $   57,003.73   $   5,161.80   $   62,165.53  $ 1,248,325.74
          94   12/25/09   $   54,529.86   $   4,936.50   $   59,466.36  $ 1,193,795.88
          95   01/25/10   $   52,162.79   $   4,720.98   $   56,883.77  $ 1,141,633.08
          96   02/25/10   $   49,897.94   $   4,514.81   $   54,412.75  $ 1,091,735.14
          97   03/25/10   $   47,730.91   $   4,317.58   $   52,048.49  $ 1,044,004.23
          98   04/25/10   $   45,657.49   $   4,128.91   $   49,786.41  $   998,346.74
          99   05/25/10   $   43,673.66   $   3,948.44   $   47,622.10  $   954,673.08
         100   06/25/10   $   41,775.57   $   3,775.80   $   45,551.37  $   912,897.51
         101   07/25/10   $   39,959.52   $   3,610.66   $   43,570.18  $   872,937.99
         102   08/25/10   $   38,221.98   $   3,452.70   $   41,674.68  $   834,716.01
         103   09/25/10   $   36,559.59   $   3,301.60   $   39,861.19  $   798,156.42
         104   10/25/10   $   34,969.09   $   3,157.07   $   38,126.17  $   763,187.33
         105   11/25/10   $   33,447.40   $   3,018.83   $   36,466.23  $   729,739.93
         106   12/25/10   $   31,991.56   $   2,886.60   $   34,878.16  $   697,748.37
         107   01/25/11   $   30,598.72   $   2,760.12   $   33,358.84  $   667,149.64
         108   02/25/11   $   29,266.18   $   2,639.14   $   31,905.33  $   637,883.46
         109   03/25/11   $   27,991.34   $   2,523.43   $   30,514.77  $   609,892.12
         110   04/25/11   $   26,771.71   $   2,412.76   $   29,184.47  $   583,120.41
         111   05/25/11   $   25,604.91   $   2,306.91   $   27,911.81  $   557,515.50
         112   06/25/11   $   24,488.66   $   2,205.66   $   26,694.32  $   533,026.85
         113   07/25/11   $   23,420.79   $   2,108.83   $   25,529.62  $   509,606.06
         114   08/25/11   $   22,399.20   $   2,016.22   $   24,415.42  $   487,206.86
         115   09/25/11   $   21,421.91   $   1,927.65   $   23,349.56  $   465,784.95
         116   10/25/11   $   20,487.00   $   1,842.94   $   22,329.94  $   445,297.95
         117   11/25/11   $   19,592.64   $   1,761.93   $   21,354.56  $   425,705.32
         118   12/25/11   $   18,761.48   $   1,605.01   $   20,366.49  $   406,943.84
         119   01/25/12   $   17,940.96   $   1,534.29   $   19,475.25  $   389,002.88
         120   02/25/12   $   17,156.10   $   1,466.66   $   18,622.75  $   371,846.78
         121   03/25/12   $   16,405.35   $   1,401.99   $   17,807.34  $   355,441.43
         122   04/25/12   $   15,693.76   $   1,318.78   $   17,012.54  $   339,747.67
         123   05/25/12   $   15,006.33   $   1,260.55   $   16,266.88  $   324,741.34
         124   06/25/12   $   14,348.81   $   1,204.88   $   15,553.69  $   310,392.52
         125   07/25/12   $   13,719.92   $   1,151.64   $   14,871.56  $   296,672.61
         126   08/25/12   $   13,118.40   $   1,100.74   $   14,219.14  $   283,554.21
         127   09/25/12   $   12,543.08   $   1,052.06   $   13,595.15  $   271,011.13
         128   10/25/12   $   11,992.82   $   1,005.53   $   12,998.35  $   259,018.30
         129   11/25/12   $   11,466.54   $     961.03   $   12,427.57  $   247,551.76
         130   12/25/12   $   10,963.19   $     918.49   $   11,881.68  $   236,588.57
         131   01/25/13   $   10,481.79   $     877.81   $   11,359.60  $   226,106.77
         132   02/25/13   $   10,021.38   $     838.92   $   10,860.30  $   216,085.39
         133   03/25/13   $    9,581.05   $     801.74   $   10,382.79  $   206,504.34
         134   04/25/13   $    9,159.93   $     766.19   $    9,926.12  $   197,344.41
         135   05/25/13   $    8,757.19   $     732.20   $    9,489.40  $   188,587.22
         136   06/25/13   $    8,372.03   $     699.71   $    9,071.75  $   180,215.18
         137   07/25/13   $    8,003.69   $     668.65   $    8,672.34  $   172,211.49
         138   08/25/13   $    7,651.44   $     638.95   $    8,290.39  $   164,560.06
         139   09/25/13   $    7,314.57   $     610.57   $    7,925.14  $   157,245.49
         140   10/25/13   $    6,992.43   $     583.43   $    7,575.85  $   150,253.06
         141   11/25/13   $    6,684.36   $     557.48   $    7,241.85  $   143,568.70
         142   12/25/13   $    6,389.77   $     532.68   $    6,922.45  $   137,178.93
         143   01/25/14   $    6,108.06   $     508.97   $    6,617.04  $   131,070.86
         144   02/25/14   $    5,838.68   $     486.31   $    6,324.99  $   125,232.19
         145   03/25/14   $    5,581.08   $     464.65   $    6,045.73  $   119,651.10
         146   04/25/14   $    5,334.77   $     443.94   $    5,778.71  $   114,316.34
         147   05/25/14   $    5,099.23   $     424.15   $    5,523.38  $   109,217.10
         148   06/25/14   $    4,874.02   $     405.23   $    5,279.25  $   104,343.09
         149   07/25/14   $    4,658.67   $     387.14   $    5,045.81  $    99,684.42
         150   08/25/14   $    4,452.76   $     369.86   $    4,822.62  $    95,231.66
         151   09/25/14   $    4,255.88   $     353.34   $    4,609.21  $    90,975.78
         152   10/25/14   $    4,067.63   $     337.55   $    4,405.17  $    86,908.16
         153   11/25/14   $    3,887.63   $     322.46   $    4,210.09  $    83,020.52
         154   12/25/14   $    3,715.54   $     308.03   $    4,023.57  $    79,304.98
         155   01/25/15   $    3,551.00   $     294.25   $    3,845.25  $    75,753.98
         156   02/25/15   $    3,393.69   $     281.07   $    3,674.76  $    72,360.29
         157   03/25/15   $    3,243.28   $     268.48   $    3,511.76  $    69,117.00
         158   04/25/15   $    3,099.49   $     256.45   $    3,355.93  $    66,017.51
         159   05/25/15   $    2,962.01   $     244.95   $    3,206.96  $    63,055.50
         160   06/25/15   $    2,830.58   $     233.96   $    3,064.54  $    60,224.92
         161   07/25/15   $    2,704.93   $     223.45   $    2,928.38  $    57,519.99
         162   08/25/15   $    2,584.81   $     213.42   $    2,798.22  $    54,935.19
         163   09/25/15   $    2,469.97   $     203.83   $    2,673.80  $    52,465.22
         164   10/25/15   $    2,360.19   $     194.66   $    2,554.85  $    50,105.03
         165   11/25/15   $    2,255.24   $     185.91   $    2,441.15  $    47,849.79
         166   12/25/15   $    2,154.92   $     177.54   $    2,332.46  $    45,694.87
         167   01/25/16   $    2,059.01   $     169.54   $    2,228.56  $    43,635.86
         168   02/25/16   $    1,967.34   $     161.90   $    2,129.24  $    41,668.52
         169   03/25/16   $    1,879.71   $     154.60   $    2,034.31  $    39,788.81
         170   04/25/16   $    1,795.94   $     147.63   $    1,943.57  $    37,992.86
         171   05/25/16   $    1,715.88   $     140.97   $    1,856.84  $    36,276.99
         172   06/25/16   $    1,639.34   $     134.60   $    1,773.94  $    34,637.65
         173   07/25/16   $    1,566.19   $     128.52   $    1,694.71  $    33,071.46
         174   08/25/16   $    1,496.27   $     122.71   $    1,618.97  $    31,575.19
         175   09/25/16   $    1,429.43   $     117.15   $    1,546.59  $    30,145.76
         176   10/25/16   $    1,365.56   $     111.85   $    1,477.41  $    28,780.20
         177   11/25/16   $    1,304.51   $     106.78   $    1,411.29  $    27,475.69
         178   12/25/16   $    1,246.16   $     101.94   $    1,348.10  $    26,229.54
         179   01/25/17   $    1,190.39   $      97.32   $    1,287.71  $    25,039.15
         180   02/25/17   $    1,137.09   $      92.90   $    1,230.00  $    23,902.06
         181   03/25/17   $    1,086.16   $      88.69   $    1,174.84  $    22,815.90
         182   04/25/17   $    1,037.48   $      84.66   $    1,122.13  $    21,778.42
         183   05/25/17   $      990.95   $      80.81   $    1,071.76  $    20,787.47
         184   06/25/17   $      946.50   $      77.13   $    1,023.63  $    19,840.97
         185   07/25/17   $      904.01   $      73.62   $      977.63  $    18,936.96
         186   08/25/17   $      863.41   $      70.26   $      933.68  $    18,073.55
         187   09/25/17   $      824.62   $      67.06   $      891.68  $    17,248.93
         188   10/25/17   $      787.54   $      64.00   $      851.54  $    16,461.39
         189   11/25/17   $      752.12   $      61.08   $      813.20  $    15,709.27
         190   12/25/17   $      718.27   $      58.29   $      776.55  $    14,991.00
         191   01/25/18   $      685.92   $      55.62   $      741.54  $    14,305.08
         192   02/25/18   $      655.02   $      53.08   $      708.09  $    13,650.06
         193   03/25/18   $      625.49   $      50.65   $      676.13  $    13,024.58
         194   04/25/18   $      597.27   $      48.33   $      645.60  $    12,427.30
         195   05/25/18   $      570.32   $      46.11   $      616.43  $    11,856.99
         196   06/25/18   $      544.56   $      43.99   $      588.56  $    11,312.42
         197   07/25/18   $      519.96   $      41.97   $      561.93  $    10,792.47
         198   08/25/18   $      496.45   $      40.04   $      536.49  $    10,296.02
         199   09/25/18   $      473.99   $      38.20   $      512.19  $     9,822.03
         200   10/25/18   $      452.53   $      36.44   $      488.98  $     9,369.50
         201   11/25/18   $      432.04   $      34.76   $      466.80  $     8,937.46
         202   12/25/18   $      412.45   $      33.16   $      445.62  $     8,525.01
         203   01/25/19   $      393.75   $      31.63   $      425.38  $     8,131.26
         204   02/25/19   $      375.88   $      30.17   $      406.05  $     7,755.38
         205   03/25/19   $      358.81   $      28.78   $      387.59  $     7,396.57
         206   04/25/19   $      342.51   $      27.44   $      369.95  $     7,054.06
         207   05/25/19   $      326.94   $      26.17   $      353.11  $     6,727.12
         208   06/25/19   $      312.06   $      24.96   $      337.02  $     6,415.06
         209   07/25/19   $      297.85   $      23.80   $      321.66  $     6,117.20
         210   08/25/19   $      284.28   $      22.70   $      306.98  $     5,832.92
         211   09/25/19   $      271.32   $      21.64   $      292.97  $     5,561.60
         212   10/25/19   $      258.95   $      20.64   $      279.58  $     5,302.65
         213   11/25/19   $      247.12   $      19.67   $      266.80  $     5,055.52
         214   12/25/19   $      235.83   $      18.76   $      254.59  $     4,819.69
         215   01/25/20   $      225.05   $      17.88   $      242.94  $     4,594.64
         216   02/25/20   $      214.76   $      17.05   $      231.80  $     4,379.88
         217   03/25/20   $      204.92   $      16.25   $      221.18  $     4,174.96
         218   04/25/20   $      195.53   $      15.49   $      211.03  $     3,979.42
         219   05/25/20   $      186.57   $      14.77   $      201.33  $     3,792.85
         220   06/25/20   $      178.01   $      14.07   $      192.08  $     3,614.84
         221   07/25/20   $      169.83   $      13.41   $      183.25  $     3,445.01
         222   08/25/20   $      162.03   $      12.78   $      174.81  $     3,282.98
         223   09/25/20   $      154.58   $      12.18   $      166.76  $     3,128.41
         224   10/25/20   $      147.46   $      11.61   $      159.07  $     2,980.95
         225   11/25/20   $      140.67   $      11.06   $      151.73  $     2,840.28
         226   12/25/20   $      134.18   $      10.54   $      144.72  $     2,706.10
         227   01/25/21   $      127.99   $      10.04   $      138.03  $     2,578.11
         228   02/25/21   $      122.08   $       9.57   $      131.65  $     2,456.03
         229   03/25/21   $      116.44   $       9.11   $      125.55  $     2,339.59
         230   04/25/21   $      111.05   $       8.68   $      119.73  $     2,228.54
         231   05/25/21   $      105.91   $       8.27   $      114.18  $     2,122.63
         232   06/25/21   $      101.00   $       7.88   $      108.88  $     2,021.63
         233   07/25/21   $       96.32   $       7.50   $      103.82  $     1,925.31
         234   08/25/21   $       91.84   $       7.14   $       98.99  $     1,833.47
         235   09/25/21   $       87.58   $       6.80   $       94.38  $     1,745.89
         236   10/25/21   $       83.50   $       6.48   $       89.98  $     1,662.39
         237   11/25/21   $       79.62   $       6.17   $       85.78  $     1,582.77
         238   12/25/21   $       75.91   $       5.87   $       81.78  $     1,506.86
         239   01/25/22   $       72.37   $       5.59   $       77.96  $     1,434.50
         240   02/25/22   $       68.99   $       5.32   $       74.31  $     1,365.51
         241   03/25/22   $       65.76   $       5.07   $       70.83  $     1,299.75
         242   04/25/22   $       62.69   $       4.82   $       67.51  $     1,237.06
         243   05/25/22   $       59.75   $       4.59   $       64.34  $     1,177.31
         244   06/25/22   $       56.95   $       4.37   $       61.32  $     1,120.36
         245   07/25/22   $       54.28   $       4.16   $       58.44  $     1,066.08
         246   08/25/22   $       51.73   $       3.96   $       55.68  $     1,014.35
         247   09/25/22   $       49.30   $       3.76   $       53.06  $       965.06
         248   10/25/22   $       46.98   $       3.58   $       50.56  $       918.08
         249   11/25/22   $       44.76   $       3.41   $       48.17  $       873.32
         250   12/25/22   $       42.65   $       3.24   $       45.89  $       830.67
         251   01/25/23   $       40.63   $       3.08   $       43.72  $       790.04
         252   02/25/23   $       38.71   $       2.93   $       41.64  $       751.32
         253   03/25/23   $       36.88   $       2.79   $       39.67  $       714.44
         254   04/25/23   $       35.13   $       2.65   $       37.78  $       679.31
         255   05/25/23   $       33.47   $       2.52   $       35.99  $       645.84
         256   06/25/23   $       31.87   $       2.40   $       34.27  $       613.97
         257   07/25/23   $       30.36   $       2.28   $       32.64  $       583.61
         258   08/25/23   $       28.91   $       2.17   $       31.08  $       554.70
         259   09/25/23   $       27.53   $       2.06   $       29.59  $       527.16
         260   10/25/23   $       26.22   $       1.96   $       28.17  $       500.95
         261   11/25/23   $       24.96   $       1.86   $       26.82  $       475.98
         262   12/25/23   $       23.77   $       1.77   $       25.54  $       452.21
         263   01/25/24   $       22.63   $       1.68   $       24.31  $       429.58
         264   02/25/24   $       21.54   $       1.59   $       23.14  $       408.04
         265   03/25/24   $       20.51   $       1.51   $       22.02  $       387.53
         266   04/25/24   $       19.52   $       1.44   $       20.96  $       368.01
         267   05/25/24   $       18.58   $       1.37   $       19.94  $       349.43
         268   06/25/24   $       17.68   $       1.30   $       18.98  $       331.75
         269   07/25/24   $       16.83   $       1.23   $       18.06  $       314.93
         270   08/25/24   $       16.01   $       1.17   $       17.18  $       298.91
         271   09/25/24   $       15.23   $       1.11   $       16.34  $       283.68
         272   10/25/24   $       14.49   $       1.05   $       15.55  $       269.18
         273   11/25/24   $       13.79   $       1.00   $       14.79  $       255.40
         274   12/25/24   $       13.12   $       0.95   $       14.06  $       242.28
         275   01/25/25   $       12.48   $       0.90   $       13.38  $       229.80
         276   02/25/25   $       11.87   $       0.85   $       12.72  $       217.94
         277   03/25/25   $       11.28   $       0.81   $       12.09  $       206.65
         278   04/25/25   $       10.73   $       0.77   $       11.50  $       195.92
         279   05/25/25   $       10.20   $       0.73   $       10.93  $       185.72
         280   06/25/25   $        9.70   $       0.69   $       10.39  $       176.02
         281   07/25/25   $        9.22   $       0.65   $        9.88  $       166.79
         282   08/25/25   $        8.77   $       0.62   $        9.39  $       158.03
         283   09/25/25   $        8.33   $       0.59   $        8.92  $       149.69
         284   10/25/25   $        7.92   $       0.56   $        8.47  $       141.77
         285   11/25/25   $        7.53   $       0.53   $        8.05  $       134.25
         286   12/25/25   $        7.15   $       0.50   $        7.65  $       127.10
         287   01/25/26   $        6.79   $       0.47   $        7.26  $       120.31
         288   02/25/26   $        6.45   $       0.45   $        6.90  $       113.85
         289   03/25/26   $        6.13   $       0.42   $        6.55  $       107.72
         290   04/25/26   $        5.82   $       0.40   $        6.22  $       101.90
         291   05/25/26   $        5.53   $       0.38   $        5.91  $        96.37
         292   06/25/26   $        5.25   $       0.36   $        5.61  $        91.12
         293   07/25/26   $        4.98   $       0.34   $        5.32  $        86.14
         294   08/25/26   $        4.73   $       0.32   $        5.05  $        81.41
         295   09/25/26   $        4.49   $       0.30   $        4.79  $        76.92
         296   10/25/26   $        4.26   $       0.29   $        4.55  $        72.65
         297   11/25/26   $        4.04   $       0.27   $        4.31  $        68.61
         298   12/25/26   $        3.84   $       0.25   $        4.09  $        64.77
         299   01/25/27   $        3.64   $       0.24   $        3.88  $        61.13
         300   02/25/27   $        3.45   $       0.23   $        3.68  $        57.68
         301   03/25/27   $        3.27   $       0.21   $        3.49  $        54.40
         302   04/25/27   $        3.11   $       0.20   $        3.31  $        51.30
         303   05/25/27   $        2.94   $       0.19   $        3.13  $        48.35
         304   06/25/27   $        2.79   $       0.18   $        2.97  $        45.56
         305   07/25/27   $        2.65   $       0.17   $        2.81  $        42.92
         306   08/25/27   $        2.51   $       0.16   $        2.67  $        40.41
         307   09/25/27   $        2.37   $       0.15   $        2.52  $        38.04
         308   10/25/27   $        2.25   $       0.14   $        2.39  $        35.79
         309   11/25/27   $        2.13   $       0.13   $        2.26  $        33.66
         310   12/25/27   $        2.02   $       0.12   $        2.14  $        31.64
         311   01/25/28   $        1.91   $       0.12   $        2.03  $        29.73
         312   02/25/28   $        1.81   $       0.11   $        1.92  $        27.92
         313   03/25/28   $        1.71   $       0.10   $        1.81  $        26.21
         314   04/25/28   $        1.62   $       0.10   $        1.72  $        24.59
         315   05/25/28   $        1.53   $       0.09   $        1.62  $        23.06
         316   06/25/28   $        1.45   $       0.09   $        1.53  $        21.61
         317   07/25/28   $        1.37   $       0.08   $        1.45  $        20.24
         318   08/25/28   $        1.29   $       0.08   $        1.37  $        18.94
         319   09/25/28   $        1.22   $       0.07   $        1.29  $        17.72
         320   10/25/28   $        1.16   $       0.07   $        1.22  $        16.56
         321   11/25/28   $        1.09   $       0.06   $        1.15  $        15.47
         322   12/25/28   $        1.03   $       0.06   $        1.09  $        14.44
         323   01/25/29   $        0.97   $       0.05   $        1.03  $        13.47
         324   02/25/29   $        0.92   $       0.05   $        0.97  $        12.55
         325   03/25/29   $        0.87   $       0.05   $        0.91  $        11.68
         326   04/25/29   $        0.82   $       0.04   $        0.86  $        10.86
         327   05/25/29   $        0.77   $       0.04   $        0.81  $        10.09
         328   06/25/29   $        0.73   $       0.04   $        0.76  $         9.36
         329   07/25/29   $        0.69   $       0.03   $        0.72  $         8.68
         330   08/25/29   $        0.65   $       0.03   $        0.68  $         8.03
         331   09/25/29   $        0.61   $       0.03   $        0.64  $         7.42
         332   10/25/29   $        0.57   $       0.03   $        0.60  $         6.85
         333   11/25/29   $        0.54   $       0.03   $        0.56  $         6.31
         334   12/25/29   $        0.51   $       0.02   $        0.53  $         5.81
         335   01/25/30   $        0.48   $       0.02   $        0.50  $         5.33
         336   02/25/30   $        0.45   $       0.02   $        0.47  $         4.88
         337   03/25/30   $        0.42   $       0.02   $        0.44  $         4.46
         338   04/25/30   $        0.39   $       0.02   $        0.41  $         4.07
         339   05/25/30   $        0.37   $       0.02   $        0.39  $         3.70
         340   06/25/30   $        0.35   $       0.01   $        0.36  $         3.35
         341   07/25/30   $        0.33   $       0.01   $        0.34  $         3.03
         342   08/25/30   $        0.30   $       0.01   $        0.32  $         2.72
         343   09/25/30   $        0.29   $       0.01   $        0.30  $         2.44
         344   10/25/30   $        0.27   $       0.01   $        0.28  $         2.17
         345   11/25/30   $        0.25   $       0.01   $        0.26  $         1.92
         346   12/25/30   $        0.23   $       0.01   $        0.24  $         1.69
         347   01/25/31   $        0.22   $       0.01   $        0.22  $         1.47
         348   02/25/31   $        0.20   $       0.01   $        0.21  $         1.27
         349   03/25/31   $        0.18   $          -   $        0.19  $         1.08
         350   04/25/31   $        0.17   $          -   $        0.18  $         0.91
         351   05/25/31   $        0.16   $          -   $        0.16  $         0.75
         352   06/25/31   $        0.15   $          -   $        0.15  $         0.60
         353   07/25/31   $        0.14   $          -   $        0.14  $         0.47
         354   08/25/31   $        0.13   $          -   $        0.13  $         0.34
         355   09/25/31   $        0.12   $          -   $        0.12  $         0.22
         356   10/25/31   $        0.11   $          -   $        0.11  $         0.11
         357   11/25/31   $        0.10   $          -   $        0.10  $         0.01
         358   12/25/31   $        0.01   $          -   $        0.01  $            -


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - A3A -- To the Reset Date

Coupon       5.096 Dated          2/1/02
Settle             First Payment  3/25/02

Price  12 CPR, Cal1(Y) 15CPR, Call (Y) 20 CPR, Call(Y) 25CPR, Call(Y) 30CPR, Call(Y) 35CPR, Call(Y) 40CPR, Call(Y)
        -----------------------------------------------------------------------------------------------------------
100-12       4.938        4.912           4.859           4.793           4.719            4.64           4.556
                39           60              93             126             134             126             118
        -----------------------------------------------------------------------------------------------------------
100-16       4.901         4.87           4.808           4.731           4.644           4.552           4.453
                36           56              87             120             126             117             107
        -----------------------------------------------------------------------------------------------------------
100-20       4.864        4.829           4.758           4.669           4.569           4.463            4.35
                32           51              82             114             119             108              97
        -----------------------------------------------------------------------------------------------------------
100-24       4.828        4.787           4.708           4.607           4.495           4.375           4.248
                28           47              77             107             111             100              87
        -----------------------------------------------------------------------------------------------------------
100-28       4.791        4.746           4.657           4.545            4.42           4.287           4.145
                25           43              72             101             104              91              77
        -----------------------------------------------------------------------------------------------------------
101-00       4.754        4.705           4.607           4.484           4.346           4.199           4.043
                21           39              67              95              97              82              66
        -----------------------------------------------------------------------------------------------------------
101-04       4.718        4.664           4.557           4.423           4.272           4.112           3.941
                17           35              62              89              89              73              56
        -----------------------------------------------------------------------------------------------------------
101-08       4.681        4.623           4.507           4.361           4.198           4.025            3.84
                14           31              57              83              82              64              46
        -----------------------------------------------------------------------------------------------------------
101-12       4.645        4.582           4.457             4.3           4.125           3.938           3.738
                10           27              52              77              74              56              36
        -----------------------------------------------------------------------------------------------------------
101-16       4.609        4.541           4.408           4.239           4.051           3.851           3.637
                 7           23              47              71              67              47              26
        -----------------------------------------------------------------------------------------------------------
101-20       4.572          4.5           4.358           4.179           3.978           3.764           3.536
                 3           19              42              65              60              38              16
        -----------------------------------------------------------------------------------------------------------

WAL          3.904        3.437           2.769           2.213           1.805           1.509           1.284
Mod Durn     3.375        3.002           2.464           2.009           1.665           1.409            1.21
Principal
Window     Mar02-Nov08  Mar02-Nov 08   Mar02-Nov08   Mar02-Jun08     Mar02-Apr07      Mar02-May06     Mar02-Sep05

LIBOR_1YR   2.3875       2.3875          2.3875          2.3875          2.3875          2.3875          2.3875
CMT_1YR        2.2          2.2             2.2             2.2             2.2             2.2             2.2



(CONTINUED)


Price   50CPR, Call(Y) 60CPR, Call(Y) 70CPR, Call(Y)
        -------------------------------------------
100-12         4.371         4.149           3.878 Yield
                  99            77              50 Spread
        -------------------------------------------
100-16         4.235         3.975           3.658 Yield
                  86            60              28 Spread
        -------------------------------------------
100-20           4.1         3.802           3.438 Yield
                  72            42               6 Spread
        -------------------------------------------
100-24         3.966          3.63           3.219 Yield
                  59            25             -16 Spread
        -------------------------------------------
100-28         3.832         3.457               3 Yield
                  45             8             -38 Spread
        -------------------------------------------
101-00         3.698         3.286           2.783 Yield
                  32            -9             -60 Spread
        -------------------------------------------
101-04         3.564         3.114           2.565 Yield
                  18           -27             -81 Spread
        -------------------------------------------
101-08         3.431         2.944           2.349 Yield
                   5           -44            -103 Spread
        -------------------------------------------
101-12         3.298         2.773           2.133 Yield
                  -8           -61            -125 Spread
        -------------------------------------------
101-16         3.166         2.603           1.918 Yield
                 -21           -78            -146 Spread
        -------------------------------------------
101-20         3.034         2.434           1.703 Yield
                 -35           -95            -168 Spread
        -------------------------------------------

WAL            0.966         0.745           0.583
Mod Durn       0.923          0.72           0.567
Principal
Window       Mar02-Oc04  Mar02-Feb04     Mar02-Sep03

LIBOR_1Y      2.3875        2.3875          2.3875
CMT_1YR          2.2           2.2             2.2












No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons



GSR0201 - Price/Yield - B1 -- To 10% Cleanup Call

Coupon         6.015             Dated            2/1/02
Settle         2/21/02           First Payment    3/25/02

Price           5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  25 CPR, Call (Y)  35 CPR, Call (Y)
               -----------------------------------------------------------------------------------------
97-04                      5.478            5.677             5.955             6.424             6.752
                              40               70               125               213               297
               -----------------------------------------------------------------------------------------
97-08                      5.465             5.66             5.935             6.393             6.713
                              39               68               123               210               293
               -----------------------------------------------------------------------------------------
97-12                      5.452            5.644             5.914             6.363             6.674
                              37               66               121               207               290
               -----------------------------------------------------------------------------------------
97-16                      5.438            5.628             5.893             6.333             6.635
                              36               65               119               204               286
               -----------------------------------------------------------------------------------------
97-20                      5.425            5.611             5.872             6.302             6.596
                              35               63               116               201               282
               -----------------------------------------------------------------------------------------
97-24                      5.412            5.595             5.851             6.272             6.557
                              33               61               114               198               278
               -----------------------------------------------------------------------------------------
97-28                      5.399            5.579              5.83             6.242             6.518
                              32               60               112               195               274
               -----------------------------------------------------------------------------------------
98-00                      5.385            5.563              5.81             6.212              6.48
                              31               58               110               192               270
               -----------------------------------------------------------------------------------------
98-04                      5.372            5.546             5.789             6.182             6.441
                              29               56               108               189               266
               -----------------------------------------------------------------------------------------
98-08                      5.359             5.53             5.769             6.152             6.403
                              28               55               106               186               263
               -----------------------------------------------------------------------------------------
98-12                      5.346            5.514             5.748             6.122             6.364
                              27               53               104               183               259
               -----------------------------------------------------------------------------------------

WAL                       15.701           11.408             8.217             5.149             3.846
Mod Durn                   9.646             7.84             6.142             4.217             3.289
Principal
Window          Mar02 - Oct25        Mar02 - Apr19    Mar02 - Aug14     Mar02 - Sep09     Mar02 - May07

LIVE 2/7/02 CURVE
LIBOR_1YR                 2.3875           2.3875            2.3875            2.3875            2.3875
CMT_1YR                      2.2              2.2               2.2               2.2               2.2


(CONTINUED)


Price          45 CPR, Call (Y)  55 CPR, Call (Y)  75 CPR, Call (Y)
               -----------------------------------------------------
97-04                      7.016             7.293            8.123 Yield
                             362               417              566 Spread
               -----------------------------------------------------
97-08                      6.967             7.231            8.019 Yield
                             357               411              556 Spread
               -----------------------------------------------------
97-12                      6.917             7.169            7.914 Yield
                             352               405              545 Spread
               -----------------------------------------------------
97-16                      6.868             7.107             7.81 Yield
                             348               399              535 Spread
               -----------------------------------------------------
97-20                      6.818             7.045            7.706 Yield
                             343               393              524 Spread
               -----------------------------------------------------
97-24                      6.769             6.983            7.603 Yield
                             338               386              514 Spread
               -----------------------------------------------------
97-28                       6.72             6.922            7.499 Yield
                             333               380              504 Spread
               -----------------------------------------------------
98-00                      6.671              6.86            7.396 Yield
                             328               374              493 Spread
               -----------------------------------------------------
98-04                      6.622             6.799            7.293 Yield
                             323               368              483 Spread
               -----------------------------------------------------
98-08                      6.573             6.737             7.19 Yield
                             318               362              473 Spread
               -----------------------------------------------------
98-12                      6.524             6.676            7.087 Yield
                             313               356              463 Spread
               -----------------------------------------------------

WAL                        2.944             2.301            1.331
Mod Durn                   2.589             2.065             1.23
Principal
WindoW             Mar02 - Dec05     Mar02 - Jan05     Mar02 - Oct03

LIVE 2/7/02 CUR
LIBOR_1YR                 2.3875            2.3875           2.3875
CMT_1YR                      2.2               2.2              2.2




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - B2 -- To 10% Cleanup Call

Coupon         0                 Dated            2/1/02
Settle         2/21/02           First Payment    3/25/02

Price           5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  25 CPR, Call (Y)  35 CPR, Call (Y)
               -----------------------------------------------------------------------------------------
95-20                       5.64            5.876             6.209             6.794             7.225
                              56               89               150               250               345
               -----------------------------------------------------------------------------------------
95-24                      5.627            5.859             6.188             6.762             7.186
                              55               88               148               247               341
               -----------------------------------------------------------------------------------------
95-28                      5.613            5.842             6.167             6.731             7.146
                              53               86               146               244               337
               -----------------------------------------------------------------------------------------
96-00                      5.599            5.826             6.145               6.7             7.106
                              52               84               144               241               333
               -----------------------------------------------------------------------------------------
96-04                      5.586            5.809             6.124             6.669             7.066
                              51               83               142               238               329
               -----------------------------------------------------------------------------------------
96-08                      5.572            5.792             6.103             6.639             7.027
                              49               81               140               235               325
               -----------------------------------------------------------------------------------------
96-12                      5.559            5.776             6.082             6.608             6.987
                              48               79               137               232               321
               -----------------------------------------------------------------------------------------
96-16                      5.545            5.759             6.061             6.577             6.948
                              47               78               135               229               317
               -----------------------------------------------------------------------------------------
96-20                      5.532            5.743             6.039             6.546             6.908
                              45               76               133               226               313
               -----------------------------------------------------------------------------------------
96-24                      5.518            5.726             6.018             6.516             6.869
                              44               74               131               223               309
               -----------------------------------------------------------------------------------------
96-28                      5.505             5.71             5.997             6.485              6.83
                              43               73               129               219               305

WAL                       15.701           11.408             8.217             5.149             3.846
Mod Durn                   9.566            7.787             6.105             4.194             3.273
Principal
Window             Mar02 - Oct25     Mar02 - Apr19    Mar02 - Aug14     Mar02 - Sep09     Mar02 - May07

LIVE 2/7/02 CURVE
LIBOR_1YR                 2.3875           2.3875            2.3875            2.3875            2.3875
CMT_1YR                      2.2              2.2               2.2               2.2               2.2


(CONTINUED)


Price           45 CPR, Call (Y)  55 CPR, Call (Y)  75 CPR, Call (Y)
               -----------------------------------------------------
95-20                      7.618             8.048            9.394 Yield
                             423               493              693 Spread
               -----------------------------------------------------
95-24                      7.568             7.985            9.287 Yield
                             418               487              682 Spread
               -----------------------------------------------------
95-28                      7.517             7.921             9.18 Yield
                             412               480              672 Spread
               -----------------------------------------------------
96-00                      7.467             7.858            9.073 Yield
                             407               474              661 Spread
               -----------------------------------------------------
96-04                      7.416             7.795            8.967 Yield
                             402               468              651 Spread
               -----------------------------------------------------
96-08                      7.366             7.732            8.861 Yield
                             397               461              640 Spread
               -----------------------------------------------------
96-12                      7.316             7.669            8.755 Yield
                             392               455              629 Spread
               -----------------------------------------------------
96-16                      7.266             7.606            8.649 Yield
                             387               449              619 Spread
               -----------------------------------------------------
96-20                      7.216             7.543            8.543 Yield
                             382               442              608 Spread
               -----------------------------------------------------
96-24                      7.166             7.481            8.438 Yield
                             377               436              598 Spread
               -----------------------------------------------------
96-28                      7.116             7.418            8.333 Yield
                             372               430              587 Spread

WAL                        2.944             2.301            1.331
Mod Durn                   2.575             2.053             1.22
Principal
Window             Mar02 - Dec05     Mar02 - Jan05     Mar02 - Oct03

LIVE 2/7/02 CURVE
LIBOR_1YR                 2.3875            2.3875           2.3875
CMT_1YR                      2.2               2.2              2.2



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - B1 -- To Maturity

Coupon         0                 Dated            2/1/02
Settle         2/21/02           First Payment    3/25/02

Price                5 CPR            10 CPR           15 CPR            25 CPR            35 CPR
               ------------------------------------------------------------------------------------------
97-04                      5.467            5.638             5.883             6.285             6.555
                              38               64               105               190               253
               ------------------------------------------------------------------------------------------
97-08                      5.454            5.623             5.863             6.257              6.52
                              36               62               103               187               249
               ------------------------------------------------------------------------------------------
97-12                      5.441            5.607             5.843             6.228             6.484
                              35               60               101               185               245
               ------------------------------------------------------------------------------------------
97-16                      5.428            5.591             5.823               6.2             6.449
                              34               59                99               182               242
               ------------------------------------------------------------------------------------------
97-20                      5.414            5.575             5.803             6.172             6.414
                              32               57                97               179               238
               ------------------------------------------------------------------------------------------
97-24                      5.401            5.559             5.784             6.144             6.379
                              31               56                95               176               235
               ------------------------------------------------------------------------------------------
97-28                      5.388            5.544             5.764             6.116             6.344
                              30               54                94               173               231
               ------------------------------------------------------------------------------------------
98-00                      5.375            5.528             5.744             6.088             6.309
                              29               53                92               171               228
               ------------------------------------------------------------------------------------------
98-04                      5.362            5.512             5.725             6.061             6.274
                              27               51                90               168               224
               ------------------------------------------------------------------------------------------
98-08                      5.349            5.497             5.705             6.033              6.24
                              26               49                88               165               221
               ------------------------------------------------------------------------------------------
98-12                      5.336            5.481             5.686             6.005             6.205
                              25               48                86               162               218
               ------------------------------------------------------------------------------------------

WAL                       16.202           12.324              9.11              5.83             4.437
Mod Durn                   9.763            8.113             6.469             4.555             3.643
Principal
Window            Mar02 - Dec31     Mar02 - Dec31    Mar02 - Dec31     Mar02 - Dec31     Mar02 - Nov31

LIVE 2/7/02 CURVE
LIBOR_1YR                 2.3875           2.3875            2.3875            2.3875            2.3875
CMT_1YR                      2.2              2.2               2.2               2.2               2.2


(CONTINUED)


Price              45 CPR            55 CPR            75 CPR
               ----------------------------------------------------
97-04                     6.797             7.011            7.562 Yield
                            317               365              468 Spread
               ----------------------------------------------------
97-08                     6.753             6.959            7.485 Yield
                            312               360              460 Spread
               ----------------------------------------------------
97-12                      6.71             6.908            7.408 Yield
                            308               354              452 Spread
               ----------------------------------------------------
97-16                     6.667             6.857            7.331 Yield
                            304               349              445 Spread
               ----------------------------------------------------
97-20                     6.624             6.805            7.254 Yield
                            299               344              437 Spread
               ----------------------------------------------------
97-24                     6.581             6.754            7.178 Yield
                            295               339              429 Spread
               ----------------------------------------------------
97-28                     6.538             6.703            7.102 Yield
                            291               334              422 Spread
               ----------------------------------------------------
98-00                     6.495             6.652            7.025 Yield
                            286               329              414 Spread
               ----------------------------------------------------
98-04                     6.452             6.601            6.949 Yield
                            282               324              406 Spread
               ----------------------------------------------------
98-08                      6.41              6.55            6.873 Yield
                            278               319              399 Spread
               ----------------------------------------------------
98-12                     6.367             6.499            6.798 Yield
                            274               314              391 Spread
               ----------------------------------------------------

WAL                       3.501             2.876            1.868
Mod Durn                  2.968             2.491            1.667
Principal
Window           Mar02 - Jan31     Mar02 - Oct25     Mar02 - Mar17

LIVE 2/7/02 CURVE
LIBOR_1YR                2.3875            2.3875           2.3875
CMT_1YR                     2.2               2.2              2.2



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - B2 -- To Maturity

Coupon         0                 Dated            2/1/02
Settle         2/21/02           First Payment    3/25/02

Price                5 CPR            10 CPR           15 CPR            25 CPR            35 CPR
               -------------------------------------------------------------------------------------------
95-20                      5.627            5.831             6.124             6.628             6.983
                              54               83               130               224               295
               -------------------------------------------------------------------------------------------
95-24                      5.614            5.815             6.104             6.599             6.947
                              52               81               127               222               292
               -------------------------------------------------------------------------------------------
95-28                        5.6            5.799             6.083              6.57             6.911
                              51               80               125               219               288
               -------------------------------------------------------------------------------------------
96-00                      5.587            5.782             6.063             6.541             6.875
                              50               78               123               216               285
               -------------------------------------------------------------------------------------------
96-04                      5.573            5.766             6.043             6.513             6.839
                              48               76               121               213               281
               -------------------------------------------------------------------------------------------
96-08                       5.56             5.75             6.023             6.484             6.804
                              47               75               119               210               277
               -------------------------------------------------------------------------------------------
96-12                      5.547            5.734             6.003             6.455             6.768
                              46               73               117               207               274
               -------------------------------------------------------------------------------------------
96-16                      5.533            5.718             5.983             6.427             6.732
                              44               72               115               204               270
               -------------------------------------------------------------------------------------------
96-20                       5.52            5.702             5.962             6.398             6.697
                              43               70               113               202               267
               -------------------------------------------------------------------------------------------
96-24                      5.507            5.686             5.942              6.37             6.661
                              42               68               111               199               263
               -------------------------------------------------------------------------------------------
96-28                      5.493             5.67             5.922             6.341             6.626
                              40               67               109               196               260


WAL                       16.202           12.324              9.11              5.83             4.437
Mod Durn                   9.679            8.048             6.419              4.52             3.617
Principal
Window           Mar02 - Dec31     Mar02 - Dec31    Mar02 - Dec31     Mar02 - Dec31     Mar02 - Nov31

LIVE 2/7/02 CURVE
LIBOR_1YR                 2.3875           2.3875            2.3875            2.3875            2.3875
CMT_1YR                      2.2              2.2               2.2               2.2               2.2


(CONTINUE)


Price             45 CPR            55 CPR            75 CPR
               ---------------------------------------------------
95-20                    7.323             7.638            8.502 Yield
                           369               427              562 Spread
               ---------------------------------------------------
95-24                    7.278             7.585            8.423 Yield
                           365               422              554 Spread
               ---------------------------------------------------
95-28                    7.234             7.533            8.344 Yield
                           360               417              546 Spread
               ---------------------------------------------------
96-00                     7.19              7.48            8.265 Yield
                           356               412              538 Spread
               ---------------------------------------------------
96-04                    7.146             7.428            8.186 Yield
                           352               406              530 Spread
               ---------------------------------------------------
96-08                    7.102             7.375            8.107 Yield
                           347               401              522 Spread
               ---------------------------------------------------
96-12                    7.058             7.323            8.029 Yield
                           343               396              514 Spread
               ---------------------------------------------------
96-16                    7.014             7.271            7.951 Yield
                           338               391              507 Spread
               ---------------------------------------------------
96-20                    6.971             7.219            7.873 Yield
                           334               385              499 Spread
               ---------------------------------------------------
96-24                    6.927             7.166            7.795 Yield
                           330               380              491 Spread
               ---------------------------------------------------
96-28                    6.883             7.115            7.717 Yield
                           325               375              483 Spread


WAL                      3.501             2.876            1.868
Mod Durn                 2.946             2.471            1.649
Principal
Window         Mar02 - Aug30     Mar02 - May25     Mar02 - Dec16

LIVE 2/7/02 CURVE
LIBOR_1YR               2.3875            2.3875           2.3875
CMT_1YR                    2.2               2.2              2.2



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - B1 -- To Mat & Forward Curve

Coupon         6.015             Dated            2/1/02
Settle         2/21/02           First Payment    3/25/02

Price                5 CPR            10 CPR           15 CPR            25 CPR            35 CPR
               -------------------------------------------------------------------------------------------
100-08                     7.375            7.176             6.894             6.475             6.231
                             226              216               203               208               219
               -------------------------------------------------------------------------------------------
100-12                     7.361            7.161             6.875             6.448             6.198
                             225              215               201               206               216
               -------------------------------------------------------------------------------------------
100-16                     7.348            7.145             6.856             6.422             6.164
                             223              213               200               203               213
               -------------------------------------------------------------------------------------------
100-20                     7.335             7.13             6.837             6.395             6.131
                             222              212               198               200               209
               -------------------------------------------------------------------------------------------
100-24                     7.322            7.114             6.818             6.368             6.098
                             221              210               196               198               206
               -------------------------------------------------------------------------------------------
100-28                     7.309            7.099             6.799             6.342             6.065
                             220              208               194               195               203
               -------------------------------------------------------------------------------------------
101-00                     7.296            7.083              6.78             6.315             6.031
                             218              207               192               193               199
               -------------------------------------------------------------------------------------------
101-04                     7.283            7.068             6.761             6.289             5.998
                             217              205               190               190               196
               -------------------------------------------------------------------------------------------
101-08                      7.27            7.053             6.743             6.262             5.965
                             216              204               188               187               193
               -------------------------------------------------------------------------------------------
101-12                     7.257            7.037             6.724             6.236             5.932
                             214              202               186               185               190
               -------------------------------------------------------------------------------------------
101-16                     7.244            7.022             6.705              6.21             5.899
                             213              201               184               182               186
               -------------------------------------------------------------------------------------------

WAL                        17.28           12.847             9.339             5.884             4.453
Mod Durn                   9.423            8.017             6.535             4.658              3.72
Principal
Window            Mar02 - Dec31     Mar02 - Dec31    Mar02 - Dec31     Mar02 - Dec31     Mar02 - Nov31

FORWARD CURVE
LIBOR_1YR      2.4300 2.1400 2.4278 2 2.4300 2.1400 2.4278 2 2.4300 2.1400 2.4278 2 2.4300 2.1400 2.4278 2 2.4300 2.1400 2.4278
CMT_1YR        2.2300 2.0000 2.1844 2 2.2300 2.0000 2.1844 2 2.2300 2.0000 2.1844 2 2.2300 2.0000 2.1844 2 2.2300 2.0000 2.1844



(CONTINUED)


Price            45 CPR            55 CPR            75 CPR
              ---------------------------------------------------
100-08                   6.06              5.94            5.736 Yield
                          243               257              285 Spread
              ---------------------------------------------------
100-12                  6.019             5.891            5.663 Yield
                          239               253              278 Spread
              ---------------------------------------------------
100-16                  5.978             5.842             5.59 Yield
                          234               248              270 Spread
              ---------------------------------------------------
100-20                  5.937             5.793            5.517 Yield
                          230               243              263 Spread
              ---------------------------------------------------
100-24                  5.896             5.744            5.444 Yield
                          226               238              256 Spread
              ---------------------------------------------------
100-28                  5.855             5.695            5.372 Yield
                          222               233              249 Spread
              ---------------------------------------------------
101-00                  5.814             5.647            5.299 Yield
                          218               228              241 Spread
              ---------------------------------------------------
101-04                  5.774             5.598            5.227 Yield
                          214               223              234 Spread
              ---------------------------------------------------
101-08                  5.733              5.55            5.155 Yield
                          210               218              227 Spread
              ---------------------------------------------------
101-12                  5.692             5.501            5.083 Yield
                          206               214              220 Spread
              ---------------------------------------------------
101-16                  5.652             5.453            5.011 Yield
                          202               209              213 Spread
              ---------------------------------------------------

WAL                     3.507             2.878            1.868
Mod Durn                3.026             2.538            1.703
Principal
Window         Mar02 - May31     Mar02 - Jan26     Mar02 - Apr17

FORWARD CURVE
LIBOR_1YR     2 2.4300 2.1400 2.4278 2 2.4300 2.1400 2.4278 2 2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36
CMT_1YR       2 2.2300 2.0000 2.1844 2 2.2300 2.0000 2.1844 2 2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - B2  --To Mat & Forward Curve

Coupon         6.015             Dated            2/1/02
Settle         2/21/02           First Payment    3/25/02

Price                5 CPR            10 CPR           15 CPR            25 CPR            35 CPR
               --------------------------------------------------------------------------------------------
98-12                      7.576            7.413             7.184             6.882             6.741
                             246              240               232               249               270
               --------------------------------------------------------------------------------------------
98-16                      7.562            7.397             7.165             6.854             6.707
                             245              238               230               246               267
               --------------------------------------------------------------------------------------------
98-20                      7.549            7.381             7.145             6.827             6.672
                             244              237               228               244               264
               --------------------------------------------------------------------------------------------
98-24                      7.535            7.365             7.126               6.8             6.638
                             242              235               227               241               260
               --------------------------------------------------------------------------------------------
98-28                      7.522            7.349             7.106             6.772             6.604
                             241              233               225               238               257
               --------------------------------------------------------------------------------------------
99-00                      7.508            7.333             7.087             6.745             6.569
                             239              232               223               235               253
               --------------------------------------------------------------------------------------------
99-04                      7.495            7.317             7.067             6.718             6.535
                             238              230               221               233               250
               --------------------------------------------------------------------------------------------
99-08                      7.481            7.302             7.048             6.691             6.501
                             237              229               219               230               246
               --------------------------------------------------------------------------------------------
99-12                      7.468            7.286             7.028             6.663             6.467
                             235              227               217               227               243
               --------------------------------------------------------------------------------------------
99-16                      7.455             7.27             7.009             6.636             6.433
                             234              226               215               225               240
               --------------------------------------------------------------------------------------------
99-20                      7.441            7.254              6.99             6.609               6.4
                             233              224               213               222               236
               --------------------------------------------------------------------------------------------

WAL                        17.28           12.847             9.339             5.884             4.453
Mod Durn                   9.328            7.943             6.475             4.616             3.687
Principal
Window            Mar02 - Dec31     Mar02 - Dec31    Mar02 - Dec31     Mar02 - Dec31     Mar02 - Nov31

FORWARD CURVE
LIBOR_1YR      2.4300 2.1400 2.4278 2 2.4300 2.1400 2.4278 2 2.4300 2.1400 2.4278 2 2.4300 2.1400 2.4278 2 2.4300 2.1400 2.4278
CMT_1YR        2.2300 2.0000 2.1844 2 2.2300 2.0000 2.1844 2 2.2300 2.0000 2.1844 2 2.2300 2.0000 2.1844 2 2.2300 2.0000 2.1844


(CONTINUE)


Price            45 CPR            55 CPR            75 CPR
               --------------------------------------------------
98-12                   6.687             6.687            6.853 Yield
                          305               332              397 Spread
               --------------------------------------------------
98-16                   6.644             6.637            6.777 Yield
                          301               327              389 Spread
               --------------------------------------------------
98-20                   6.602             6.586            6.702 Yield
                          297               322              382 Spread
               --------------------------------------------------
98-24                    6.56             6.536            6.627 Yield
                          293               317              374 Spread
               --------------------------------------------------
98-28                   6.518             6.486            6.551 Yield
                          288               312              367 Spread
               --------------------------------------------------
99-00                   6.476             6.436            6.477 Yield
                          284               307              359 Spread
               --------------------------------------------------
99-04                   6.434             6.386            6.402 Yield
                          280               302              352 Spread
               --------------------------------------------------
99-08                   6.392             6.336            6.327 Yield
                          276               297              344 Spread
               --------------------------------------------------
99-12                    6.35             6.286            6.253 Yield
                          272               292              337 Spread
               --------------------------------------------------
99-16                   6.309             6.236            6.179 Yield
                          268               287              329 Spread
               --------------------------------------------------
99-20                   6.267             6.186            6.104 Yield
                          263               282              322 Spread
               --------------------------------------------------

WAL                     3.507             2.878            1.868
Mod Durn                2.999             2.513            1.682
Principal
Window         Mar02 - Dec30     Mar02 - Aug25     Mar02 - Jan17

FORWARD CURVE
LIBOR_1YR      2 2.4300 2.1400 2.4278 2 2.4300 2.1400 2.4278 2 2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36
CMT_1YR        2 2.2300 2.0000 2.1844 2 2.2300 2.0000 2.1844 2 2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.


GSR0201 - Price/Yield - A1

Coupon   5.993       Dated      2/1/02
Settle   2/21/02     First Payme3/25/02

Price       5 CPR      10 CPR     15 CPR      25 CPR      35 CPR      45 CPR      55 CPR     65 CPR      70 CPR
         ----------------------------------------------------------------------------------------------------------
101-24         5.118      5.054       4.984       4.818       4.612       4.353      4.018       3.577       3.296 Yield
                 139        146         151         152         131         105         72          28           0 Spread
         ----------------------------------------------------------------------------------------------------------
101-28         5.066      4.999       4.924       4.748        4.53       4.256      3.902       3.436        3.14 Yield
                 134        140         145         145         123          96         60          14         -16 Spread
         ----------------------------------------------------------------------------------------------------------
102-00         5.014      4.943       4.864       4.679       4.448        4.16      3.787       3.295       2.984 Yield
                 129        135         139         138         115          86         49           0         -32 Spread
         ----------------------------------------------------------------------------------------------------------
102-04         4.962      4.887       4.804       4.609       4.367       4.064      3.671       3.155       2.828 Yield
                 123        129         133         131         107          76         37         -14         -47 Spread
         ----------------------------------------------------------------------------------------------------------
102-08         4.911      4.832       4.745        4.54       4.286       3.968      3.557       3.016       2.673 Yield
                 118        123         127         124          99          67         26         -28         -63 Spread
         ----------------------------------------------------------------------------------------------------------
102-12         4.859      4.777       4.685       4.471       4.205       3.872      3.442       2.877       2.518 Yield
                 113        118         121         117          91          57         14         -42         -78 Spread
         ----------------------------------------------------------------------------------------------------------
102-16         4.807      4.721       4.626       4.402       4.124       3.777      3.328       2.738       2.364 Yield
                 108        112         115         110          82          48          3         -56         -94 Spread
         ----------------------------------------------------------------------------------------------------------
102-20         4.756      4.666       4.567       4.333       4.044       3.682      3.214       2.599        2.21 Yield
                 103        107         109         103          74          38         -9         -70        -109 Spread
         ----------------------------------------------------------------------------------------------------------
102-24         4.704      4.611       4.507       4.264       3.963       3.587        3.1       2.461       2.056 Yield
                  98        101         104          96          66          29        -20         -84        -124 Spread
         ----------------------------------------------------------------------------------------------------------
102-28         4.653      4.556       4.448       4.196       3.883       3.492      2.987       2.324       1.903 Yield
                  92         96          98          90          58          19        -31         -98        -140 Spread
         ----------------------------------------------------------------------------------------------------------
103-00         4.602      4.501       4.389       4.127       3.803       3.397      2.874       2.186       1.751 Yield
                  87         90          92          83          50          10        -43        -111        -155 Spread
         ----------------------------------------------------------------------------------------------------------

WAL            2.603      2.418       2.242       1.913       1.618       1.354      1.118       0.909       0.812
Mod Durn       2.358      2.199       2.047       1.762       1.505       1.274      1.064       0.875       0.787
Principal
Window    Mar02-Dec04  Mar02-Dec04 Mar02-Dec04 Mar02-Dec04  Mar02-Dec04 Mar02-Dec04  Mar02-Dec04  Mar02-Dec04 Mar02-Dec04

Collateral Indices
LIBOR_1YR    2.41875    2.41875     2.41875     2.41875     2.41875     2.41875    2.41875     2.41875     2.41875
CMT_1YR          2.2        2.2         2.2         2.2         2.2         2.2        2.2         2.2         2.2

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - A2_A

Coupon   3.17        Dated         2/21/02
Settle   2/21/02     First Payment 3/25/02

Price       5 CPR      10 CPR     15 CPR      25 CPR      35 CPR      45 CPR      55 CPR     65 CPR      70 CPR
         ----------------------------------------------------------------------------------------------------------
99-12          3.387      3.466       3.585       3.842       4.124       4.435      4.786       5.196       5.429 Yield
                 100        108         119         145         173         204        240         281         304 Spread
         ----------------------------------------------------------------------------------------------------------
99-16          3.348      3.411       3.506       3.711       3.936       4.185      4.465       4.792       4.978 Yield
                  96        102         112         132         155         179        207         240         259 Spread
         ----------------------------------------------------------------------------------------------------------
99-20          3.308      3.355       3.427       3.581       3.749       3.935      4.145        4.39       4.529 Yield
                  92         97         104         119         136         155        175         200         214 Spread
         ----------------------------------------------------------------------------------------------------------
99-24          3.269      3.301       3.348        3.45       3.563       3.686      3.826       3.989       4.081 Yield
                  88         91          96         106         117         130        144         160         169 Spread
         ----------------------------------------------------------------------------------------------------------
99-28           3.23      3.246       3.269       3.321       3.376       3.438      3.508       3.589       3.635 Yield
                  84         86          88          93          99         105        112         120         125 Spread
         ----------------------------------------------------------------------------------------------------------
100-00         3.191      3.191       3.191       3.191       3.191       3.191      3.191       3.191       3.191 Yield
                  80         80          80          80          80          80         80          80          80 Spread
         ----------------------------------------------------------------------------------------------------------
100-04         3.152      3.136       3.113       3.062       3.006       2.944      2.875       2.794       2.748 Yield
                  76         75          72          67          62          55         48          40          36 Spread
         ----------------------------------------------------------------------------------------------------------
100-08         3.113      3.082       3.035       2.933       2.821       2.698       2.56       2.399       2.307 Yield
                  72         69          64          54          43          31         17           1          -8 Spread
         ----------------------------------------------------------------------------------------------------------
100-12         3.074      3.028       2.957       2.804       2.637       2.453      2.246       2.005       1.868 Yield
                  68         64          57          41          25           6        -14         -39         -52 Spread
         ----------------------------------------------------------------------------------------------------------
100-16         3.035      2.973       2.879       2.676       2.453       2.209      1.933       1.612        1.43 Yield
                  65         58          49          29           6         -18        -46         -78         -96 Spread
         ----------------------------------------------------------------------------------------------------------
100-20         2.997      2.919       2.801       2.547        2.27       1.965      1.621       1.221       0.994 Yield
                  61         53          41          16         -12         -43        -77        -117        -140 Spread
         ----------------------------------------------------------------------------------------------------------

WAL             3.47      2.446       1.679       1.001       0.695       0.519      0.404       0.321       0.288
Mod Durn       3.201      2.287       1.596       0.966       0.675       0.506      0.395       0.314       0.282
Principal
Window   Mar02-Jan07  Mar02-Jan07 Mar02-Oct05  Mar02-Apr04  Mar02-Aug03  Mar02-Mar03  Mar02-Dec02  Mar02-Oct02  Mar02-Sep02

Collateral Indices
LIBOR_1YR    2.41875    2.41875     2.41875     2.41875     2.41875     2.41875    2.41875     2.41875     2.41875
CMT_1YR          2.2        2.2         2.2         2.2         2.2         2.2        2.2         2.2         2.2

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.





GSR0201 - Price/Yield - A2_B

Coupon   4.981       Dated         2/1/02
Settle   2/21/02     First Payment 3/25/02

Price       5 CPR      10 CPR     15 CPR      25 CPR      35 CPR      45 CPR      55 CPR     65 CPR      70 CPR
         ----------------------------------------------------------------------------------------------------------
99-12          5.102      5.102       5.106       5.141       5.188       5.241      5.304       5.381       5.427 Yield
                  30         30          41         113         186         194        200         208         213 Spread
         ----------------------------------------------------------------------------------------------------------
99-16          5.072      5.072       5.075       5.095       5.122       5.152      5.188       5.232       5.259 Yield
                  27         27          38         108         179         185        189         193         196 Spread
         ----------------------------------------------------------------------------------------------------------
99-20          5.043      5.043       5.044       5.049       5.056       5.064      5.073       5.084       5.091 Yield
                  24         24          34         104         173         176        177         178         179 Spread
         ----------------------------------------------------------------------------------------------------------
99-24          5.014      5.014       5.013       5.003        4.99       4.975      4.957       4.936       4.923 Yield
                  21         21          31          99         166         167        166         164         162 Spread
         ----------------------------------------------------------------------------------------------------------
99-28          4.985      4.985       4.982       4.957       4.924       4.886      4.842       4.788       4.756 Yield
                  18         18          28          95         159         159        154         149         146 Spread
         ----------------------------------------------------------------------------------------------------------
100-00         4.955      4.955       4.951       4.911       4.858       4.798      4.727       4.641       4.589 Yield
                  15         15          25          90         153         150        143         134         129 Spread
         ----------------------------------------------------------------------------------------------------------
100-04         4.926      4.926        4.92       4.865       4.793        4.71      4.612       4.494       4.422 Yield
                  12         12          22          86         146         141        131         119         112 Spread
         ----------------------------------------------------------------------------------------------------------
100-08         4.897      4.897       4.889        4.82       4.727       4.622      4.498       4.347       4.256 Yield
                   9          9          19          81         140         132        120         105          96 Spread
         ----------------------------------------------------------------------------------------------------------
100-12         4.868      4.868       4.858       4.774       4.662       4.534      4.383       4.201        4.09 Yield
                   6          6          16          76         133         123        108          90          79 Spread
         ----------------------------------------------------------------------------------------------------------
100-16         4.839      4.839       4.828       4.729       4.597       4.447      4.269       4.055       3.925 Yield
                   3          3          13          72         127         115         97          75          62 Spread
         ----------------------------------------------------------------------------------------------------------
100-20          4.81       4.81       4.797       4.683       4.531       4.359      4.155       3.909        3.76 Yield
                   0          0          10          67         120         106         85          61          46 Spread
         ----------------------------------------------------------------------------------------------------------

WAL            4.928      4.928       4.617       3.001       2.043       1.499       1.14       0.884       0.778
Mod Durn       4.277      4.277       4.034       2.723       1.899       1.413      1.085       0.847       0.748
Principal
Window    Jan07-Jan07 Jan07-Jan07 Oct05-Jan07 Apr04-Feb06 Aug03-Nov04  Mar03-Feb04 Dec02-Aug03 Oct02-Apr03 Sep02-Feb03

Collateral Indices
LIBOR_1YR    2.41875    2.41875     2.41875     2.41875     2.41875     2.41875    2.41875     2.41875     2.41875
CMT_1YR          2.2        2.2         2.2         2.2         2.2         2.2        2.2         2.2         2.2


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - A2_C

Coupon   5.793       Dated         2/1/02
Settle   2/21/02     First Payment 3/25/02

Price       5 CPR      10 CPR     15 CPR      25 CPR      35 CPR      45 CPR      55 CPR     65 CPR      70 CPR
         ----------------------------------------------------------------------------------------------------------
99-12          5.921      5.921       5.921       5.922       5.931       5.945      5.966       5.993        6.01 Yield
                 112        112         112         115         140         178        223         267         271 Spread

         ----------------------------------------------------------------------------------------------------------
99-16          5.891      5.891       5.891       5.891       5.895       5.902      5.912       5.925       5.933 Yield
                 109        109         109         112         137         174        217         260         263 Spread
         ----------------------------------------------------------------------------------------------------------
99-20          5.861      5.861       5.861       5.861        5.86        5.86      5.859       5.857       5.857 Yield
                 106        106         106         109         133         169        212         253         256 Spread
         ----------------------------------------------------------------------------------------------------------
99-24          5.831      5.831       5.831        5.83       5.825       5.817      5.805        5.79        5.78 Yield
                 103        103         103         106         129         165        207         247         248 Spread
         ----------------------------------------------------------------------------------------------------------
99-28          5.801      5.801       5.801         5.8        5.79       5.774      5.752       5.723       5.704 Yield
                 100        100         100         103         126         161        201         240         240 Spread
         ----------------------------------------------------------------------------------------------------------
100-00         5.771      5.771       5.771       5.769       5.755       5.732      5.699       5.656       5.628 Yield
                  97         97          97         100         122         157        196         233         233 Spread
         ----------------------------------------------------------------------------------------------------------
100-04         5.741      5.741       5.741       5.739        5.72       5.689      5.646       5.589       5.552 Yield
                  94         94          94          97         119         152        191         226         225 Spread
         ----------------------------------------------------------------------------------------------------------
100-08         5.712      5.712       5.712       5.709       5.685       5.647      5.593       5.522       5.477 Yield
                  91         91          91          94         115         148        186         220         218 Spread
         ----------------------------------------------------------------------------------------------------------
100-12         5.682      5.682       5.682       5.678        5.65       5.604       5.54       5.455       5.401 Yield
                  88         88          88          91         112         144        180         213         210 Spread
         ----------------------------------------------------------------------------------------------------------
100-16         5.652      5.652       5.652       5.648       5.616       5.562      5.487       5.388       5.326 Yield
                  85         85          85          88         109         140        175         206         203 Spread
         ----------------------------------------------------------------------------------------------------------
100-20         5.623      5.623       5.623       5.618       5.581        5.52      5.435       5.322        5.25 Yield
                  82         82          82          85         105         135        170         200         195 Spread

WAL            4.928      4.928       4.928       4.817       4.119       3.324      2.616       2.035       1.784
Mod Durn       4.182      4.182       4.182       4.099       3.561       2.927      2.347       1.857       1.641
Principal
Window      Jan07-Jan07  Jan07-Jan07 Jan07-Jan07           Nov04-Jan07 Feb04-Jan07 Aug03-Jan07 Apr03-Jan07 Feb03-Jan07

Collateral Indices
LIBOR_1YR    2.41875    2.41875     2.41875     2.41875     2.41875     2.41875    2.41875     2.41875     2.41875
CMT_1YR          2.2        2.2         2.2         2.2         2.2         2.2        2.2         2.2         2.2

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - A3

Coupon   5.749       Dated         2/1/02
Settle   2/21/02     First Payment 3/25/02

Price       5 CPR      10 CPR     15 CPR      25 CPR      35 CPR      45 CPR      55 CPR     65 CPR      70 CPR
         ----------------------------------------------------------------------------------------------------------
99-28          5.761      5.751        5.74       5.714        5.68       5.639      5.588       5.525       5.487 Yield
                  78        105         129         180         229         234        229         222         219 Spread
         ----------------------------------------------------------------------------------------------------------
100-00         5.733      5.718       5.702       5.663       5.614       5.553      5.477       5.383       5.327 Yield
                  75        102         125         175         223         225        218         208         203 Spread
         ----------------------------------------------------------------------------------------------------------
100-04         5.705      5.686       5.664       5.613       5.547       5.466      5.366       5.242       5.167 Yield
                  73         99         122         170         216         217        207         194         187 Spread
         ----------------------------------------------------------------------------------------------------------
100-08         5.677      5.654       5.627       5.562       5.481        5.38      5.256       5.102       5.008 Yield
                  70         96         118         165         210         208        196         180         171 Spread
         ----------------------------------------------------------------------------------------------------------
100-12          5.65      5.621       5.589       5.512       5.415       5.295      5.146       4.962        4.85 Yield
                  67         92         114         160         203         199        185         166         155 Spread
         ----------------------------------------------------------------------------------------------------------
100-16         5.622      5.589       5.551       5.462       5.349       5.209      5.036       4.822       4.692 Yield
                  64         89         110         155         196         191        174         152         139 Spread
         ----------------------------------------------------------------------------------------------------------
100-20         5.594      5.557       5.514       5.412       5.283       5.124      4.927       4.683       4.534 Yield
                  61         86         107         150         190         182        163         138         123 Spread
         ----------------------------------------------------------------------------------------------------------
100-24         5.567      5.524       5.476       5.362       5.217       5.039      4.818       4.544       4.377 Yield
                  59         83         103         145         183         174        152         124         108 Spread
         ----------------------------------------------------------------------------------------------------------
100-28         5.539      5.492       5.439       5.312       5.152       4.954      4.709       4.405       4.221 Yield
                  56         79          99         140         177         165        141         111          92 Spread
         ----------------------------------------------------------------------------------------------------------
101-00         5.512       5.46       5.402       5.263       5.087       4.869      4.601       4.267       4.065 Yield
                  53         76          95         135         170         157        130          97          76 Spread
         ----------------------------------------------------------------------------------------------------------
101-04         5.484      5.428       5.365       5.213       5.021       4.785      4.492       4.129       3.909 Yield
                  50         73          92         130         164         148        119          83          61 Spread
         ----------------------------------------------------------------------------------------------------------

WAL            5.456      4.611       3.913       2.861        2.12         1.6      1.224       0.946       0.831
Mod Durn       4.488      3.843       3.305       2.478       1.882       1.452      1.132       0.889       0.786
Principal
Window     Mar02-Nov08  Mar02-Nov08 Mar02-Nov08 Mar02-Nov08 Mar02-Nov08 Mar02-Nov08 Mar02-Nov08 Mar02-Nov08 Mar02-Nov08

Collateral Indices
LIBOR_1YR    2.41875    2.41875     2.41875     2.41875     2.41875     2.41875    2.41875     2.41875     2.41875
CMT_1YR          2.2        2.2         2.2         2.2         2.2         2.2        2.2         2.2         2.2

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - B1

Coupon   6.008       Dated         2/1/02
Settle   2/21/02     First Payment 3/25/02

Price    5 CPR, Call(Y) 10CPR, Cal1(Y) 5CPR, Call(Y) 25CPR, Call(Y) 35CPR, Call(Y) 45CPR, Call(Y)
         -----------------------------------------------------------------------------------------
97-22          5.425      5.611           5.87          6.293           6.58          6.791
                  40         70            124            209            289            348
         -----------------------------------------------------------------------------------------
97-26          5.411      5.595          5.849          6.263          6.541          6.741
                  39         68            122            206            285            343
         -----------------------------------------------------------------------------------------
97-30          5.398      5.578          5.828          6.233          6.502          6.692
                  37         66            120            203            281            338
         -----------------------------------------------------------------------------------------
98-02          5.385      5.562          5.808          6.203          6.464          6.643
                  36         65            118            200            277            333
         -----------------------------------------------------------------------------------------
98-06          5.372      5.546          5.787          6.172          6.425          6.594
                  35         63            116            197            273            328
         -----------------------------------------------------------------------------------------
98-10          5.359       5.53          5.766          6.142          6.387          6.545
                  34         61            114            194            270            324
         -----------------------------------------------------------------------------------------
98-14          5.346      5.514          5.746          6.113          6.348          6.497
                  32         60            111            191            266            319
         -----------------------------------------------------------------------------------------
98-18          5.333      5.498          5.725          6.083           6.31          6.448
                  31         58            109            188            262            314
         -----------------------------------------------------------------------------------------
98-22           5.32      5.482          5.705          6.053          6.272          6.399
                  30         57            107            185            258            309
         -----------------------------------------------------------------------------------------
98-26          5.307      5.466          5.684          6.023          6.233          6.351
                  28         55            105            182            254            304
         -----------------------------------------------------------------------------------------
98-30          5.294       5.45          5.664          5.993          6.195          6.302
                  27         53            103            179            250            299
         -----------------------------------------------------------------------------------------

WAL           15.744     11.419          8.222           5.15          3.847          2.944
Mod Durn       9.687      7.863          6.158          4.226          3.296          2.595
Principal
Window     Mar02-Nov25 Mar02-Apr19   Mar02-Aug14    Mar02-Sep09    Mar02-May07    Mar02-Dec05

Collateral Indices
LIBOR_1YR    2.41875    2.41875        2.41875        2.41875        2.41875        2.41875
CMT_1YR          2.2        2.2            2.2            2.2            2.2            2.2


(CONTINUED)


Price    55CPR, Call(Y) 65CPR, Call(Y) 70CPR, Call(Y)
         --------------------------------------
97-22      7.008          7.278          7.454 Yield
             397            453            488 Spread
         --------------------------------------
97-26      6.947          7.199          7.364 Yield
             391            446            479 Spread
         --------------------------------------
97-30      6.885           7.12          7.273 Yield
             385            438            470 Spread
         --------------------------------------
98-02      6.823          7.041          7.182 Yield
             379            430            461 Spread
         --------------------------------------
98-06      6.762          6.962          7.092 Yield
             372            422            452 Spread
         --------------------------------------
98-10      6.701          6.884          7.002 Yield
             366            414            443 Spread
         --------------------------------------
98-14       6.64          6.805          6.912 Yield
             360            406            434 Spread
         --------------------------------------
98-18      6.579          6.727          6.822 Yield
             354            398            425 Spread
         --------------------------------------
98-22      6.518          6.649          6.732 Yield
             348            391            416 Spread
         --------------------------------------
98-26      6.457          6.571          6.643 Yield
             342            383            407 Spread
         --------------------------------------
98-30      6.396          6.493          6.554 Yield
             336            375            398 Spread
         --------------------------------------

WAL        2.302          1.765          1.528
Mod Durn    2.07          1.614          1.407
Principal
Window   Mar02-Jan05   Mar02-May04    Mar02-Jan04

Collateral
LIBOR_1YR2.41875        2.41875        2.41875
CMT_1YR      2.2            2.2            2.2





No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.





GSR0201 - Price/Yield - B2

Coupon   6.008       Dated         2/1/02
Settle   2/21/02     First Payment 3/25/02

Price    5 CPR, Call(Y)  10CPR, Cal1(Y) 5CPR, Call(Y) 25CPR, Call(Y) 35CPR, Call(Y) 45CPR, Call(Y)
         -----------------------------------------------------------------------------------------
95-28          5.619       5.85          6.175          6.737          7.149          7.514
                  60         93            154            254            346            420
         -----------------------------------------------------------------------------------------
96-00          5.605      5.833          6.153          6.706          7.109          7.463
                  58         92            152            251            342            415
         -----------------------------------------------------------------------------------------
96-04          5.592      5.816          6.132          6.675           7.07          7.413
                  57         90            150            247            338            410
         -----------------------------------------------------------------------------------------
96-08          5.578        5.8          6.111          6.644           7.03          7.363
                  55         88            148            244            334            405
         -----------------------------------------------------------------------------------------
96-12          5.565      5.783           6.09          6.613           6.99          7.313
                  54         87            146            241            330            400
         -----------------------------------------------------------------------------------------
96-16          5.551      5.767          6.069          6.583          6.951          7.262
                  53         85            144            238            326            395
         -----------------------------------------------------------------------------------------
96-20          5.538       5.75          6.047          6.552          6.912          7.212
                  51         83            142            235            322            390
         -----------------------------------------------------------------------------------------
96-24          5.524      5.734          6.026          6.521          6.872          7.162
                  50         82            140            232            318            385
         -----------------------------------------------------------------------------------------
96-28          5.511      5.717          6.005          6.491          6.833          7.113
                  49         80            137            229            314            380
         -----------------------------------------------------------------------------------------
97-00          5.498      5.701          5.984           6.46          6.794          7.063
                  47         79            135            226            310            375
         -----------------------------------------------------------------------------------------
97-04          5.484      5.684          5.963           6.43          6.755          7.013
                  46         77            133            223            306            370

WAL           15.744     11.419          8.222           5.15          3.847          2.944
Mod Durn       9.591      7.799          6.113          4.199          3.276          2.578
Principal
Window     Mar02-Nov25 Mar02-Apr19   Mar02-Aug14    Mar02-Sep09     Mar02-May07    Mar02-Dec05

Collateral Indices
LIBOR_1YR    2.41875    2.41875        2.41875        2.41875        2.41875        2.41875
CMT_1YR          2.2        2.2            2.2            2.2            2.2            2.2


(CONTINUED)


Price     55CPR, Call(Y) 65(CPR, Call 70CPR, Call(Y)
         --------------------------------------
95-28      7.915          8.443          8.791 Yield
             488            570            622 Spread
         --------------------------------------
96-00      7.852          8.361          8.697 Yield
             481            562            612 Spread
         --------------------------------------
96-04      7.789           8.28          8.604 Yield
             475            554            603 Spread
         --------------------------------------
96-08      7.726          8.199          8.511 Yield
             469            546            594 Spread
         --------------------------------------
96-12      7.663          8.118          8.418 Yield
             462            537            584 Spread
         --------------------------------------
96-16        7.6          8.038          8.326 Yield
             456            529            575 Spread
         --------------------------------------
96-20      7.537          7.957          8.233 Yield
             450            521            566 Spread
         --------------------------------------
96-24      7.474          7.877          8.141 Yield
             444            513            557 Spread
         --------------------------------------
96-28      7.412          7.796          8.049 Yield
             437            505            547 Spread
         --------------------------------------
97-00      7.349          7.716          7.957 Yield
             431            497            538 Spread
         --------------------------------------
97-04      7.287          7.636          7.865 Yield
             425            489            529 Spread

WAL        2.302          1.765          1.528
Mod Durn   2.056          1.601          1.395
Principal
Window   Mar02-Jan05   Mar02-May04    Mar02-Jan04

Collateral                                               l
LIBOR_1YR2.41875        2.41875        2.41875
CMT_1YR      2.2            2.2            2.2



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.





GSR0201 - Price/Yield - B3

Coupon   6.008       Dated      2/1/02
Settle   2/21/02     First Payme3/25/02

Price     5 CPR, Call(Y)  10CPR, Cal1(Y) 5CPR, Call(Y) 25CPR, Call(Y) 35CPR, Call(Y) 45CPR, Call(Y)
         ------------------------------------------------------------------------------------------
94-04          5.812      6.087          6.477          7.177          7.712           8.23
                  79        117            185            298            402            492
         ------------------------------------------------------------------------------------------
94-08          5.798       6.07          6.455          7.145          7.671          8.178
                  77        115            182            294            398            487
         ------------------------------------------------------------------------------------------
94-12          5.784      6.053          6.433          7.113          7.631          8.126
                  76        114            180            291            394            482
         ------------------------------------------------------------------------------------------
94-16           5.77      6.036          6.411          7.081           7.59          8.075
                  75        112            178            288            390            477
         ------------------------------------------------------------------------------------------
94-20          5.756      6.018           6.39           7.05           7.55          8.023
                  73        110            176            285            386            471
         ------------------------------------------------------------------------------------------
94-24          5.742      6.001          6.368          7.018          7.509          7.972
                  72        109            174            282            382            466
         ------------------------------------------------------------------------------------------
94-28          5.729      5.984          6.346          6.987          7.469          7.921
                  70        107            172            279            378            461
         ------------------------------------------------------------------------------------------
95-00          5.715      5.968          6.325          6.955          7.429           7.87
                  69        105            169            275            374            456
         ------------------------------------------------------------------------------------------
95-04          5.701      5.951          6.303          6.924          7.389          7.819
                  68        104            167            272            370            451
         ------------------------------------------------------------------------------------------
95-08          5.687      5.934          6.282          6.893          7.348          7.768
                  66        102            165            269            366            446
         ------------------------------------------------------------------------------------------
95-12          5.674      5.917           6.26          6.862          7.308          7.717
                  65        100            163            266            362            441
         ------------------------------------------------------------------------------------------

WAL           15.744     11.419          8.222           5.15          3.847          2.944
Mod Durn       9.496      7.736          6.069          4.173          3.257          2.562
Principal
Window      Mar02-Nov25 Mar02-Apr19  Mar02-Aug14   Mar02-Sep09    Mar02-May07     Mar02-Dec05

Collateral Indices
LIBOR_1YR    2.41875    2.41875        2.41875        2.41875        2.41875        2.41875
CMT_1YR          2.2        2.2            2.2            2.2            2.2            2.2


(CONTINUED)


Price     55CPR, Call(Y) 65(CPR, Call 70CPR, Call(Y)
         -------------------------------------
94-04     8.813          9.597         10.116 Yield
            578            685            754 Spread
         -------------------------------------
94-08     8.748          9.514          10.02 Yield
            571            677            745 Spread
         -------------------------------------
94-12     8.684          9.431          9.925 Yield
            565            669            735 Spread
         -------------------------------------
94-16     8.619          9.347          9.829 Yield
            558            660            725 Spread
         -------------------------------------
94-20     8.554          9.264          9.734 Yield
            552            652            716 Spread
         -------------------------------------
94-24      8.49          9.181          9.639 Yield
            545            644            706 Spread
         -------------------------------------
94-28     8.426          9.099          9.544 Yield
            539            636            697 Spread
         -------------------------------------
95-00     8.361          9.016          9.449 Yield
            532            627            687 Spread
         -------------------------------------
95-04     8.297          8.934          9.354 Yield
            526            619            678 Spread
         -------------------------------------
95-08     8.233          8.852           9.26 Yield
            520            611            669 Spread
         -------------------------------------
95-12     8.169          8.769          9.166 Yield
            513            603            659 Spread
         -------------------------------------

WAL       2.302          1.765          1.528
Mod Durn  2.042          1.588          1.383
Principal
Window   02-Jan05    Mar02-May04      Mar02-Jan04

CollateraL
LIBOR_1YR 2.41875        2.41875        2.41875
CMT_1YR     2.2            2.2            2.2



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0201 - CF - A2C - 1 - 15 CPR


15 CPR
LIBOR_1YR=2.4200   CMT_1YR=2.2200

Period       Date       Principal       Interest       Cash Flow      Balance
Total                   80,545,000.00  22,556,090.28  103,101,090.28

           0  21-Feb-02       0.00            0.00           0.00    80,545,000.00
           1  25-Mar-02       0.00      388,898.11     388,898.11    80,545,000.00
           2  25-Apr-02       0.00      388,898.11     388,898.11    80,545,000.00
           3  25-May-02       0.00      388,898.11     388,898.11    80,545,000.00
           4  25-Jun-02       0.00      388,898.11     388,898.11    80,545,000.00
           5  25-Jul-02       0.00      388,898.11     388,898.11    80,545,000.00
           6  25-Aug-02       0.00      388,898.11     388,898.11    80,545,000.00
           7  25-Sep-02       0.00      388,898.11     388,898.11    80,545,000.00
           8  25-Oct-02       0.00      388,898.11     388,898.11    80,545,000.00
           9  25-Nov-02       0.00      388,898.11     388,898.11    80,545,000.00
          10  25-Dec-02       0.00      388,898.11     388,898.11    80,545,000.00
          11  25-Jan-03       0.00      388,898.11     388,898.11    80,545,000.00
          12  25-Feb-03       0.00      388,898.11     388,898.11    80,545,000.00
          13  25-Mar-03       0.00      388,898.11     388,898.11    80,545,000.00
          14  25-Apr-03       0.00      388,898.11     388,898.11    80,545,000.00
          15  25-May-03       0.00      388,898.11     388,898.11    80,545,000.00
          16  25-Jun-03       0.00      388,898.11     388,898.11    80,545,000.00
          17  25-Jul-03       0.00      388,898.11     388,898.11    80,545,000.00
          18  25-Aug-03       0.00      388,898.11     388,898.11    80,545,000.00
          19  25-Sep-03       0.00      388,898.11     388,898.11    80,545,000.00
          20  25-Oct-03       0.00      388,898.11     388,898.11    80,545,000.00
          21  25-Nov-03       0.00      388,898.11     388,898.11    80,545,000.00
          22  25-Dec-03       0.00      388,898.11     388,898.11    80,545,000.00
          23  25-Jan-04       0.00      388,898.11     388,898.11    80,545,000.00
          24  25-Feb-04       0.00      388,898.11     388,898.11    80,545,000.00
          25  25-Mar-04       0.00      388,898.11     388,898.11    80,545,000.00
          26  25-Apr-04       0.00      388,898.11     388,898.11    80,545,000.00
          27  25-May-04       0.00      388,898.11     388,898.11    80,545,000.00
          28  25-Jun-04       0.00      388,898.11     388,898.11    80,545,000.00
          29  25-Jul-04       0.00      388,898.11     388,898.11    80,545,000.00
          30  25-Aug-04       0.00      388,898.11     388,898.11    80,545,000.00
          31  25-Sep-04       0.00      388,898.11     388,898.11    80,545,000.00
          32  25-Oct-04       0.00      388,898.11     388,898.11    80,545,000.00
          33  25-Nov-04       0.00      388,898.11     388,898.11    80,545,000.00
          34  25-Dec-04       0.00      388,898.11     388,898.11    80,545,000.00
          35  25-Jan-05       0.00      388,898.11     388,898.11    80,545,000.00
          36  25-Feb-05       0.00      388,898.11     388,898.11    80,545,000.00
          37  25-Mar-05       0.00      388,898.11     388,898.11    80,545,000.00
          38  25-Apr-05       0.00      388,898.11     388,898.11    80,545,000.00
          39  25-May-05       0.00      388,898.11     388,898.11    80,545,000.00
          40  25-Jun-05       0.00      388,898.11     388,898.11    80,545,000.00
          41  25-Jul-05       0.00      388,898.11     388,898.11    80,545,000.00
          42  25-Aug-05       0.00      388,898.11     388,898.11    80,545,000.00
          43  25-Sep-05       0.00      388,898.11     388,898.11    80,545,000.00
          44  25-Oct-05       0.00      388,898.11     388,898.11    80,545,000.00
          45  25-Nov-05       0.00      388,898.11     388,898.11    80,545,000.00
          46  25-Dec-05       0.00      388,898.11     388,898.11    80,545,000.00
          47  25-Jan-06       0.00      388,898.11     388,898.11    80,545,000.00
          48  25-Feb-06       0.00      388,898.11     388,898.11    80,545,000.00
          49  25-Mar-06       0.00      388,898.11     388,898.11    80,545,000.00
          50  25-Apr-06       0.00      388,898.11     388,898.11    80,545,000.00
          51  25-May-06       0.00      388,898.11     388,898.11    80,545,000.00
          52  25-Jun-06       0.00      388,898.11     388,898.11    80,545,000.00
          53  25-Jul-06       0.00      388,898.11     388,898.11    80,545,000.00
          54  25-Aug-06       0.00      388,898.11     388,898.11    80,545,000.00
          55  25-Sep-06       0.00      388,898.11     388,898.11    80,545,000.00
          56  25-Oct-06       0.00      388,898.11     388,898.11    80,545,000.00
          57  25-Nov-06       0.00      388,898.11     388,898.11    80,545,000.00
          58  25-Dec-06 80,545,000.00   388,898.11  80,933,898.11             0.00


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - CF - A2C - 2 - 20 CPR


20 CPR
LIBOR_1YR=2.4200   CMT_1YR=2.2200
                        0.948101325
Period       Date       Principal       Interest       Cash Flow    Balance
Total                   80,545,000.00   22,556,090.28  103,101,090.28

           0  21-Feb-02       0                  0              0    80,545,000.00
           1  25-Mar-02       0         388,898.11     388,898.11    80,545,000.00
           2  25-Apr-02       0         388,898.11     388,898.11    80,545,000.00
           3  25-May-02       0         388,898.11     388,898.11    80,545,000.00
           4  25-Jun-02       0         388,898.11     388,898.11    80,545,000.00
           5  25-Jul-02       0         388,898.11     388,898.11    80,545,000.00
           6  25-Aug-02       0         388,898.11     388,898.11    80,545,000.00
           7  25-Sep-02       0         388,898.11     388,898.11    80,545,000.00
           8  25-Oct-02       0         388,898.11     388,898.11    80,545,000.00
           9  25-Nov-02       0         388,898.11     388,898.11    80,545,000.00
          10  25-Dec-02       0         388,898.11     388,898.11    80,545,000.00
          11  25-Jan-03       0         388,898.11     388,898.11    80,545,000.00
          12  25-Feb-03       0         388,898.11     388,898.11    80,545,000.00
          13  25-Mar-03       0         388,898.11     388,898.11    80,545,000.00
          14  25-Apr-03       0         388,898.11     388,898.11    80,545,000.00
          15  25-May-03       0         388,898.11     388,898.11    80,545,000.00
          16  25-Jun-03       0         388,898.11     388,898.11    80,545,000.00
          17  25-Jul-03       0         388,898.11     388,898.11    80,545,000.00
          18  25-Aug-03       0         388,898.11     388,898.11    80,545,000.00
          19  25-Sep-03       0         388,898.11     388,898.11    80,545,000.00
          20  25-Oct-03       0         388,898.11     388,898.11    80,545,000.00
          21  25-Nov-03       0         388,898.11     388,898.11    80,545,000.00
          22  25-Dec-03       0         388,898.11     388,898.11    80,545,000.00
          23  25-Jan-04       0         388,898.11     388,898.11    80,545,000.00
          24  25-Feb-04       0         388,898.11     388,898.11    80,545,000.00
          25  25-Mar-04       0         388,898.11     388,898.11    80,545,000.00
          26  25-Apr-04       0         388,898.11     388,898.11    80,545,000.00
          27  25-May-04       0         388,898.11     388,898.11    80,545,000.00
          28  25-Jun-04       0         388,898.11     388,898.11    80,545,000.00
          29  25-Jul-04       0         388,898.11     388,898.11    80,545,000.00
          30  25-Aug-04       0         388,898.11     388,898.11    80,545,000.00
          31  25-Sep-04       0         388,898.11     388,898.11    80,545,000.00
          32  25-Oct-04       0         388,898.11     388,898.11    80,545,000.00
          33  25-Nov-04       0         388,898.11     388,898.11    80,545,000.00
          34  25-Dec-04       0         388,898.11     388,898.11    80,545,000.00
          35  25-Jan-05       0         388,898.11     388,898.11    80,545,000.00
          36  25-Feb-05       0         388,898.11     388,898.11    80,545,000.00
          37  25-Mar-05       0         388,898.11     388,898.11    80,545,000.00
          38  25-Apr-05       0         388,898.11     388,898.11    80,545,000.00
          39  25-May-05       0         388,898.11     388,898.11    80,545,000.00
          40  25-Jun-05       0         388,898.11     388,898.11    80,545,000.00
          41  25-Jul-05       0         388,898.11     388,898.11    80,545,000.00
          42  25-Aug-05       0         388,898.11     388,898.11    80,545,000.00
          43  25-Sep-05       0         388,898.11     388,898.11    80,545,000.00
          44  25-Oct-05       0         388,898.11     388,898.11    80,545,000.00
          45  25-Nov-05       0         388,898.11     388,898.11    80,545,000.00
          46  25-Dec-05       0         388,898.11     388,898.11    80,545,000.00
          47  25-Jan-06       0         388,898.11     388,898.11    80,545,000.00
          48  25-Feb-06       0         388,898.11     388,898.11    80,545,000.00
          49  25-Mar-06       0         388,898.11     388,898.11    80,545,000.00
          50  25-Apr-06       0         388,898.11     388,898.11    80,545,000.00
          51  25-May-06       0         388,898.11     388,898.11    80,545,000.00
          52  25-Jun-06       0         388,898.11     388,898.11    80,545,000.00
          53  25-Jul-06       0         388,898.11     388,898.11    80,545,000.00
          54  25-Aug-06       0         388,898.11     388,898.11    80,545,000.00
          55  25-Sep-06       0         388,898.11     388,898.11    80,545,000.00
          56  25-Oct-06       0         388,898.11     388,898.11    80,545,000.00
          57  25-Nov-06       0         388,898.11     388,898.11    80,545,000.00
          58  25-Dec-06 80,545,000.00   388,898.11  80,933,898.11             0


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - CF - A2C - 3 - 25 CPR


25 CPR
LIBOR_1YR=2.4200   CMT_1YR=2.2200

Period       Date       Principal       Interest       Cash Flow       Balance
Total                   80,545,000.00   22,128,923.56  102,673,923.56
                                    0            0              0                0
           0  21-Feb-02             0            0              0    80,545,000.00
           1  25-Mar-02             0   388,898.11     388,898.11    80,545,000.00
           2  25-Apr-02             0   388,898.11     388,898.11    80,545,000.00
           3  25-May-02             0   388,898.11     388,898.11    80,545,000.00
           4  25-Jun-02             0   388,898.11     388,898.11    80,545,000.00
           5  25-Jul-02             0   388,898.11     388,898.11    80,545,000.00
           6  25-Aug-02             0   388,898.11     388,898.11    80,545,000.00
           7  25-Sep-02             0   388,898.11     388,898.11    80,545,000.00
           8  25-Oct-02             0   388,898.11     388,898.11    80,545,000.00
           9  25-Nov-02             0   388,898.11     388,898.11    80,545,000.00
          10  25-Dec-02             0   388,898.11     388,898.11    80,545,000.00
          11  25-Jan-03             0   388,898.11     388,898.11    80,545,000.00
          12  25-Feb-03             0   388,898.11     388,898.11    80,545,000.00
          13  25-Mar-03             0   388,898.11     388,898.11    80,545,000.00
          14  25-Apr-03             0   388,898.11     388,898.11    80,545,000.00
          15  25-May-03             0   388,898.11     388,898.11    80,545,000.00
          16  25-Jun-03             0   388,898.11     388,898.11    80,545,000.00
          17  25-Jul-03             0   388,898.11     388,898.11    80,545,000.00
          18  25-Aug-03             0   388,898.11     388,898.11    80,545,000.00
          19  25-Sep-03             0   388,898.11     388,898.11    80,545,000.00
          20  25-Oct-03             0   388,898.11     388,898.11    80,545,000.00
          21  25-Nov-03             0   388,898.11     388,898.11    80,545,000.00
          22  25-Dec-03             0   388,898.11     388,898.11    80,545,000.00
          23  25-Jan-04             0   388,898.11     388,898.11    80,545,000.00
          24  25-Feb-04             0   388,898.11     388,898.11    80,545,000.00
          25  25-Mar-04             0   388,898.11     388,898.11    80,545,000.00
          26  25-Apr-04             0   388,898.11     388,898.11    80,545,000.00
          27  25-May-04             0   388,898.11     388,898.11    80,545,000.00
          28  25-Jun-04             0   388,898.11     388,898.11    80,545,000.00
          29  25-Jul-04             0   388,898.11     388,898.11    80,545,000.00
          30  25-Aug-04             0   388,898.11     388,898.11    80,545,000.00
          31  25-Sep-04             0   388,898.11     388,898.11    80,545,000.00
          32  25-Oct-04             0   388,898.11     388,898.11    80,545,000.00
          33  25-Nov-04             0   388,898.11     388,898.11    80,545,000.00
          34  25-Dec-04             0   388,898.11     388,898.11    80,545,000.00
          35  25-Jan-05             0   388,898.11     388,898.11    80,545,000.00
          36  25-Feb-05             0   388,898.11     388,898.11    80,545,000.00
          37  25-Mar-05             0   388,898.11     388,898.11    80,545,000.00
          38  25-Apr-05             0   388,898.11     388,898.11    80,545,000.00
          39  25-May-05             0   388,898.11     388,898.11    80,545,000.00
          40  25-Jun-05             0   388,898.11     388,898.11    80,545,000.00
          41  25-Jul-05             0   388,898.11     388,898.11    80,545,000.00
          42  25-Aug-05             0   388,898.11     388,898.11    80,545,000.00
          43  25-Sep-05             0   388,898.11     388,898.11    80,545,000.00
          44  25-Oct-05             0   388,898.11     388,898.11    80,545,000.00
          45  25-Nov-05             0   388,898.11     388,898.11    80,545,000.00
          46  25-Dec-05             0   388,898.11     388,898.11    80,545,000.00
          47  25-Jan-06             0   388,898.11     388,898.11    80,545,000.00
          48  25-Feb-06    412,488.25   388,898.11     801,386.36    80,132,511.74
          49  25-Mar-06  2,000,107.35   386,906.48   2,387,013.83    78,132,404.39
          50  25-Apr-06  1,950,839.73   377,249.29   2,328,089.02    76,181,564.66
          51  25-May-06  1,902,774.17   367,829.99   2,270,604.16    74,278,790.50
          52  25-Jun-06  1,855,881.55   358,642.76   2,214,524.31    72,422,908.94
          53  25-Jul-06  1,810,702.67   349,681.94   2,160,384.62    70,612,206.27
          54  25-Aug-06  1,766,043.98   340,939.27   2,106,983.25    68,846,162.29
          55  25-Sep-06  1,722,475.98   332,412.22   2,054,888.20    67,123,686.31
          56  25-Oct-06  1,679,972.22   324,095.53   2,004,067.75    65,443,714.10
          57  25-Nov-06  1,638,506.88   315,984.06   1,954,490.94    63,805,207.21
          58  25-Dec-06 63,805,207.21   308,072.81  64,113,280.02                0


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - CF - A2C - 4 - 30 CPR


30 CPR
LIBOR_1YR=2.4200   CMT_1YR=2.2200

Period       Date       Principal       Interest      Cash Flow      Balance
Total                   80,545,000.00   20,769,374.38 101,314,374.38
                                    0            0              0                0
           0  21-Feb-02             0            0              0    80,545,000.00
           1  25-Mar-02             0   388,898.11     388,898.11    80,545,000.00
           2  25-Apr-02             0   388,898.11     388,898.11    80,545,000.00
           3  25-May-02             0   388,898.11     388,898.11    80,545,000.00
           4  25-Jun-02             0   388,898.11     388,898.11    80,545,000.00
           5  25-Jul-02             0   388,898.11     388,898.11    80,545,000.00
           6  25-Aug-02             0   388,898.11     388,898.11    80,545,000.00
           7  25-Sep-02             0   388,898.11     388,898.11    80,545,000.00
           8  25-Oct-02             0   388,898.11     388,898.11    80,545,000.00
           9  25-Nov-02             0   388,898.11     388,898.11    80,545,000.00
          10  25-Dec-02             0   388,898.11     388,898.11    80,545,000.00
          11  25-Jan-03             0   388,898.11     388,898.11    80,545,000.00
          12  25-Feb-03             0   388,898.11     388,898.11    80,545,000.00
          13  25-Mar-03             0   388,898.11     388,898.11    80,545,000.00
          14  25-Apr-03             0   388,898.11     388,898.11    80,545,000.00
          15  25-May-03             0   388,898.11     388,898.11    80,545,000.00
          16  25-Jun-03             0   388,898.11     388,898.11    80,545,000.00
          17  25-Jul-03             0   388,898.11     388,898.11    80,545,000.00
          18  25-Aug-03             0   388,898.11     388,898.11    80,545,000.00
          19  25-Sep-03             0   388,898.11     388,898.11    80,545,000.00
          20  25-Oct-03             0   388,898.11     388,898.11    80,545,000.00
          21  25-Nov-03             0   388,898.11     388,898.11    80,545,000.00
          22  25-Dec-03             0   388,898.11     388,898.11    80,545,000.00
          23  25-Jan-04             0   388,898.11     388,898.11    80,545,000.00
          24  25-Feb-04             0   388,898.11     388,898.11    80,545,000.00
          25  25-Mar-04             0   388,898.11     388,898.11    80,545,000.00
          26  25-Apr-04             0   388,898.11     388,898.11    80,545,000.00
          27  25-May-04             0   388,898.11     388,898.11    80,545,000.00
          28  25-Jun-04             0   388,898.11     388,898.11    80,545,000.00
          29  25-Jul-04             0   388,898.11     388,898.11    80,545,000.00
          30  25-Aug-04             0   388,898.11     388,898.11    80,545,000.00
          31  25-Sep-04             0   388,898.11     388,898.11    80,545,000.00
          32  25-Oct-04             0   388,898.11     388,898.11    80,545,000.00
          33  25-Nov-04             0   388,898.11     388,898.11    80,545,000.00
          34  25-Dec-04             0   388,898.11     388,898.11    80,545,000.00
          35  25-Jan-05             0   388,898.11     388,898.11    80,545,000.00
          36  25-Feb-05             0   388,898.11     388,898.11    80,545,000.00
          37  25-Mar-05             0   388,898.11     388,898.11    80,545,000.00
          38  25-Apr-05             0   388,898.11     388,898.11    80,545,000.00
          39  25-May-05    977,907.21   388,898.11   1,366,805.32    79,567,092.78
          40  25-Jun-05  2,425,018.44   384,176.45   2,809,194.89    77,142,074.34
          41  25-Jul-05  2,351,709.01   372,467.65   2,724,176.66    74,790,365.33
          42  25-Aug-05  2,280,601.84   361,112.81   2,641,714.65    72,509,763.48
          43  25-Sep-05  2,211,631.11   350,101.31   2,561,732.42    70,298,132.39
          44  25-Oct-05  2,144,732.93   339,422.82   2,484,155.74    68,153,399.45
          45  25-Nov-05  2,079,845.35   329,067.33   2,408,912.68    66,073,554.11
          46  25-Dec-05  2,016,908.23   319,025.15   2,335,933.36    64,056,645.89
          47  25-Jan-06  1,955,863.24   309,286.84   2,265,150.08    62,100,782.65
          48  25-Feb-06  1,896,653.80   299,843.28   2,196,497.07    60,204,128.86
          49  25-Mar-06  1,839,224.98   290,685.60   2,129,910.58    58,364,903.88
          50  25-Apr-06  1,783,523.51   281,805.21   2,065,328.72    56,581,380.37
          51  25-May-06  1,729,497.72   273,193.77   2,002,691.48    54,851,882.65
          52  25-Jun-06  1,677,097.44   264,843.17   1,941,940.61    53,174,785.21
          53  25-Jul-06  1,626,689.58   256,745.59   1,883,435.17    51,548,095.63
          54  25-Aug-06  1,577,371.22   248,891.39   1,826,262.61    49,970,724.40
          55  25-Sep-06  1,529,537.81   241,275.32   1,770,813.13    48,441,186.59
          56  25-Oct-06  1,483,144.89   233,890.20   1,717,035.09    46,958,041.70
          57  25-Nov-06  1,438,149.32   226,729.07   1,664,878.39    45,519,892.38
          58  25-Dec-06 45,519,892.38   219,785.22  45,739,677.59               0


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - CF - A2C - 5 - 50 CPR


50 CPR
LIBOR_1YR=2.4200   CMT_1YR=2.2200

Period       Date       Principal       Interest     Cash Flow       Balance
Total                   80,545,000.00   13,710,429.22  94,255,429.22

           0  21-Feb-02             0            0             0     80,545,000.00
           1  25-Mar-02             0   388,898.11    388,898.11     80,545,000.00
           2  25-Apr-02             0   388,898.11    388,898.11     80,545,000.00
           3  25-May-02             0   388,898.11    388,898.11     80,545,000.00
           4  25-Jun-02             0   388,898.11    388,898.11     80,545,000.00
           5  25-Jul-02             0   388,898.11    388,898.11     80,545,000.00
           6  25-Aug-02             0   388,898.11    388,898.11     80,545,000.00
           7  25-Sep-02             0   388,898.11    388,898.11     80,545,000.00
           8  25-Oct-02             0   388,898.11    388,898.11     80,545,000.00
           9  25-Nov-02             0   388,898.11    388,898.11     80,545,000.00
          10  25-Dec-02             0   388,898.11    388,898.11     80,545,000.00
          11  25-Jan-03             0   388,898.11    388,898.11     80,545,000.00
          12  25-Feb-03             0   388,898.11    388,898.11     80,545,000.00
          13  25-Mar-03             0   388,898.11    388,898.11     80,545,000.00
          14  25-Apr-03             0   388,898.11    388,898.11     80,545,000.00
          15  25-May-03             0   388,898.11    388,898.11     80,545,000.00
          16  25-Jun-03             0   388,898.11    388,898.11     80,545,000.00
          17  25-Jul-03             0   388,898.11    388,898.11     80,545,000.00
          18  25-Aug-03             0   388,898.11    388,898.11     80,545,000.00
          19  25-Sep-03             0   388,898.11    388,898.11     80,545,000.00
          20  25-Oct-03             0   388,898.11    388,898.11     80,545,000.00
          21  25-Nov-03  4,034,832.36   388,898.11  4,423,730.47     76,510,167.63
          22  25-Dec-03  4,588,212.74   369,416.59  4,957,629.33     71,921,954.89
          23  25-Jan-04  4,320,168.23   347,263.17  4,667,431.39     67,601,786.67
          24  25-Feb-04  4,067,572.12   326,403.96  4,393,976.09     63,534,214.54
          25  25-Mar-04  3,829,540.66   306,764.37  4,136,305.02     59,704,673.88
          26  25-Apr-04  3,605,240.39   288,274.07  3,893,514.46     56,099,433.50
          27  25-May-04  3,393,885.35   270,866.77  3,664,752.11     52,705,548.15
          28  25-Jun-04  3,194,734.37   254,479.95  3,449,214.32     49,510,813.78
          29  25-Jul-04  3,007,088.53   239,054.71  3,246,143.24     46,503,725.25
          30  25-Aug-04  2,830,288.73   224,535.49  3,054,824.21     43,673,436.53
          31  25-Sep-04  2,663,713.45   210,869.91  2,874,583.36     41,009,723.09
          32  25-Oct-04  2,506,776.62   198,008.61  2,704,785.23     38,502,946.46
          33  25-Nov-04  2,358,925.61   185,905.06  2,544,830.67     36,144,020.85
          34  25-Dec-04  2,219,639.27   174,515.38  2,394,154.65     33,924,381.58
          35  25-Jan-05  2,088,426.23   163,798.22  2,252,224.44     31,835,955.36
          36  25-Feb-05  1,964,823.11   153,714.61  2,118,537.72     29,871,132.23
          37  25-Mar-05  1,710,496.58   144,227.78  1,854,724.37     28,160,635.65
          38  25-Apr-05  1,612,757.14   135,968.94  1,748,726.08     26,547,878.51
          39  25-May-05  1,520,592.20   128,182.01  1,648,774.20     25,027,286.31
          40  25-Jun-05  1,433,684.35   120,840.08  1,554,524.44     23,593,601.96
          41  25-Jul-05  1,351,734.23   113,917.78  1,465,652.00     22,241,867.74
          42  25-Aug-05  1,274,459.48   107,391.15  1,381,850.63     20,967,408.26
          43  25-Sep-05  1,201,593.82   101,237.63  1,302,831.45     19,765,814.44
          44  25-Oct-05  1,132,886.11    95,435.94  1,228,322.05     18,632,928.33
          45  25-Nov-05  1,068,099.49    89,965.99  1,158,065.47     17,564,828.84
          46  25-Dec-05  1,007,010.55    84,808.85  1,091,819.40     16,557,818.29
          47  25-Jan-06    949,408.63    79,946.66  1,029,355.30     15,608,409.66
          48  25-Feb-06    895,095.04    75,362.60    970,457.64     14,713,314.62
          49  25-Mar-06    843,882.37    71,040.79    914,923.15     13,869,432.25
          50  25-Apr-06    795,593.90    66,966.25    862,560.14     13,073,838.34
          51  25-May-06    750,062.95    63,124.85    813,187.81     12,323,775.39
          52  25-Jun-06    707,132.36    59,503.29    766,635.65     11,616,643.03
          53  25-Jul-06    666,742.12    56,089.02    722,831.15     10,949,900.91
          54  25-Aug-06    628,565.95    52,869.77    681,435.72     10,321,334.96
          55  25-Sep-06    592,571.06    49,834.84    642,405.91      9,728,763.90
          56  25-Oct-06    558,633.07    46,973.72    605,606.78      9,170,130.83
          57  25-Nov-06    526,634.64    44,276.45    570,911.08      8,643,496.19
          58  25-Dec-06  8,643,496.19    41,733.69  8,685,229.87                 0


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - CF - A2C - 6 - 70 CPR


70 CPR
LIBOR_1YR=2.4200   CMT_1YR=2.2200

Period       Date       Principal       Interest     Cash Flow       Balance
Total                   80,545,000.00   8,272,192.14 88,817,192.14

           0  21-Feb-02             0            0             0     80,545,000.00
           1  25-Mar-02             0   388,898.11    388,898.11     80,545,000.00
           2  25-Apr-02             0   388,898.11    388,898.11     80,545,000.00
           3  25-May-02             0   388,898.11    388,898.11     80,545,000.00
           4  25-Jun-02             0   388,898.11    388,898.11     80,545,000.00
           5  25-Jul-02             0   388,898.11    388,898.11     80,545,000.00
           6  25-Aug-02             0   388,898.11    388,898.11     80,545,000.00
           7  25-Sep-02             0   388,898.11    388,898.11     80,545,000.00
           8  25-Oct-02             0   388,898.11    388,898.11     80,545,000.00
           9  25-Nov-02             0   388,898.11    388,898.11     80,545,000.00
          10  25-Dec-02             0   388,898.11    388,898.11     80,545,000.00
          11  25-Jan-03             0   388,898.11    388,898.11     80,545,000.00
          12  25-Feb-03  2,620,376.77   388,898.11  3,009,274.88     77,924,623.23
          13  25-Mar-03  7,885,268.04   376,246.06  8,261,514.09     70,039,355.19
          14  25-Apr-03  7,107,365.63   338,173.35  7,445,538.98     62,931,989.56
          15  25-May-03  6,405,253.87   303,856.62  6,709,110.50     56,526,735.68
          16  25-Jun-03  5,771,595.52   272,929.92  6,044,525.44     50,755,140.16
          17  25-Jul-03  5,199,761.22   245,062.74  5,444,823.96     45,555,378.94
          18  25-Aug-03  4,683,761.38   219,956.56  4,903,717.94     40,871,617.56
          19  25-Sep-03  4,218,184.51   197,341.79  4,415,526.31     36,653,433.05
          20  25-Oct-03  3,798,141.56   176,974.99  3,975,116.55     32,855,291.49
          21  25-Nov-03  3,419,215.58   158,636.29  3,577,851.89     29,436,075.90
          22  25-Dec-03  3,077,416.27   142,127.19  3,219,543.45     26,358,659.64
          23  25-Jan-04  2,769,138.80   127,268.39  2,896,407.20     23,589,520.84
          24  25-Feb-04  2,491,126.74   113,898.07  2,605,024.81     21,098,394.10
          25  25-Mar-04  2,240,438.42   101,870.08  2,342,308.49     18,857,955.68
          26  25-Apr-04  2,014,416.59    91,052.49  2,105,469.09     16,843,539.09
          27  25-May-04  1,810,661.05    81,326.22  1,891,987.28     15,032,878.04
          28  25-Jun-04  1,627,003.79    72,583.75  1,699,587.54     13,405,874.25
          29  25-Jul-04  1,461,486.65    64,728.03  1,526,214.69     11,944,387.58
          30  25-Aug-04  1,312,341.03    57,671.49  1,370,012.52     10,632,046.55
          31  25-Sep-04  1,177,969.64    51,335.06  1,229,304.71     9,454,076.91
          32  25-Oct-04  1,056,929.93    45,647.44  1,102,577.36     8,397,146.98
          33  25-Nov-04    947,919.18    40,544.23    988,463.40     7,449,227.80
          34  25-Dec-04    849,760.98    35,967.35    885,728.35     6,599,466.81
          35  25-Jan-05    761,393.08    31,864.42    793,257.50     5,838,073.74
          36  25-Feb-05    681,856.27    28,188.16    710,044.44     5,156,217.46
          37  25-Mar-05    497,840.83    24,895.94    522,736.77     4,658,376.64
          38  25-Apr-05    449,806.48    22,492.20    472,298.68     4,208,570.15
          39  25-May-05    406,403.78    20,320.38    426,724.17     3,802,166.37
          40  25-Jun-05    367,186.42    18,358.12    385,544.54     3,434,979.95
          41  25-Jul-05    331,751.02    16,585.23    348,336.24     3,103,228.93
          42  25-Aug-05    299,733.08    14,983.42    314,716.51     2,803,495.85
          43  25-Sep-05    270,803.23    13,536.21    284,339.45     2,532,692.61
          44  25-Oct-05    244,663.81    12,228.69    256,892.49     2,288,028.81
          45  25-Nov-05    221,045.82    11,047.36    232,093.19     2,066,982.99
          46  25-Dec-05    199,706.20     9,980.08    209,686.29     1,867,276.77
          47  25-Jan-06    180,425.31     9,015.84    189,441.15     1,686,851.46
          48  25-Feb-06    163,004.64     8,144.68    171,149.33     1,523,846.82
          49  25-Mar-06    147,264.84     7,357.64    154,622.48     1,376,581.97
          50  25-Apr-06    133,043.84     6,646.60    139,690.43     1,243,538.15
          51  25-May-06    120,195.16     6,004.22    126,199.37     1,123,342.99
          52  25-Jun-06    108,586.46     5,423.88    114,010.34     1,014,756.53
          53  25-Jul-06     98,105.55     4,899.58    103,005.14       916,650.97
          54  25-Aug-06     88,628.18     4,425.90     93,054.08       828,022.79
          55  25-Sep-06     80,065.70     3,997.97     84,063.67       747,957.09
          56  25-Oct-06     72,329.84     3,611.38     75,941.23       675,627.24
          57  25-Nov-06     65,340.88     3,262.15     68,603.03       610,286.38
          58  25-Dec-06    610,286.38     2,946.67    613,233.04                0


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0201 - Price/Yield - A1  -- To Reset Date

Coupon    6.001           Dated          2/1/02
Settle    2/21/02         First Payment  3/25/02

Price     25 CPR          35 CPR         45 CPR         55 CPR         65 CPR         75 CPR
          --------------------------------------------------------------------------------------------
101-20              4.893            4.7          4.456          4.141          3.725           3.145 Yield
                      151            132            108             76             35             -23 Spread
          --------------------------------------------------------------------------------------------
101-24              4.823          4.618          4.359          4.025          3.584           2.969 Yield
                      144            124             98             64             20             -41 Spread
          --------------------------------------------------------------------------------------------
101-28              4.754          4.536          4.263          3.909          3.443           2.794 Yield
                      137            116             88             53              6             -59 Spread
          --------------------------------------------------------------------------------------------
102-00              4.684          4.455          4.166          3.794          3.303           2.619 Yield
                      130            107             79             41             -8             -76 Spread
          --------------------------------------------------------------------------------------------
102-04              4.615          4.373           4.07          3.679          3.163           2.444 Yield
                      123             99             69             30            -22             -94 Spread
          --------------------------------------------------------------------------------------------
102-08              4.546          4.292          3.974          3.564          3.023            2.27 Yield
                      117             91             59             18            -36            -111 Spread
          --------------------------------------------------------------------------------------------
102-12              4.476          4.211          3.879          3.449          2.884           2.097 Yield
                      110             83             50              7            -50            -128 Spread
          --------------------------------------------------------------------------------------------
102-16              4.407           4.13          3.783          3.335          2.745           1.924 Yield
                      103             75             40             -5            -63            -146 Spread
          --------------------------------------------------------------------------------------------
102-20              4.339           4.05          3.688          3.221          2.607           1.752 Yield
                       96             67             31            -16            -77            -163 Spread
          --------------------------------------------------------------------------------------------
102-24               4.27          3.969          3.593          3.107          2.469            1.58 Yield
                       89             59             21            -27            -91            -180 Spread
          --------------------------------------------------------------------------------------------
102-28              4.201          3.889          3.498          2.994          2.331           1.409 Yield
                       82             51             12            -39           -105            -197 Spread
          --------------------------------------------------------------------------------------------

WAL                 1.913          1.618          1.354          1.118          0.909            0.72
Mod Durn            1.761          1.504          1.272          1.063          0.874           0.702
Principal
Window        Mar02 - Dec04   Mar02 - Dec04  Mar02 - Dec04  Mar02 - Dec04  Mar02 - Dec04  Mar02 - Dec04

LIBOR_1YR          2.3875         2.3875         2.3875         2.3875         2.3875          2.3875
CMT_1YR               2.2            2.2            2.2            2.2            2.2             2.2


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0201 - Price/Yield - A2C

Coupon       5.878           Dated            2/1/02
Settle       2/21/02         First Payment    3/25/02

Price            25 CPR           35 CPR          45 CPR           55 CPR          65 CPR          75 CPR
             --------------------------------------------------------------------------------------------------
99-12                  6.008            6.017           6.031            6.051           6.077           6.113 Yield
                         115              140             178              223             267             273 Spread
             --------------------------------------------------------------------------------------------------
             --------------------------------------------------------------------------------------------------
99-16                  5.977            5.981           5.988            5.997           6.009           6.026 Yield
                         112              136             174              218             260             265 Spread
             --------------------------------------------------------------------------------------------------
             --------------------------------------------------------------------------------------------------
99-20                  5.946            5.946           5.945            5.943           5.941           5.939 Yield
                         109              132             169              212             254             256 Spread
             --------------------------------------------------------------------------------------------------
             --------------------------------------------------------------------------------------------------
99-24                  5.915             5.91           5.902             5.89           5.874           5.852 Yield
                         106              129             165              207             247             247 Spread
             --------------------------------------------------------------------------------------------------
             --------------------------------------------------------------------------------------------------
99-28                  5.885            5.875           5.859            5.836           5.807           5.765 Yield
                         103              125             161              202             240             239 Spread
             --------------------------------------------------------------------------------------------------
             --------------------------------------------------------------------------------------------------
100-00                 5.854             5.84           5.816            5.783           5.739           5.679 Yield
                         100              122             156              196             233             230 Spread
             --------------------------------------------------------------------------------------------------
             --------------------------------------------------------------------------------------------------
100-04                 5.823            5.804           5.773             5.73           5.672           5.593 Yield
                          97              118             152              191             227             221 Spread
             --------------------------------------------------------------------------------------------------
             --------------------------------------------------------------------------------------------------
100-08                 5.792            5.769           5.731            5.677           5.605           5.506 Yield
                          94              115             148              186             220             213 Spread
             --------------------------------------------------------------------------------------------------
             --------------------------------------------------------------------------------------------------
100-12                 5.761            5.734           5.688            5.624           5.538            5.42 Yield
                          91              111             144              180             213             204 Spread
             --------------------------------------------------------------------------------------------------
             --------------------------------------------------------------------------------------------------
100-16                 5.731            5.699           5.646            5.571           5.472           5.335 Yield
                          88              108             139              175             207             195 Spread
             --------------------------------------------------------------------------------------------------
             --------------------------------------------------------------------------------------------------
100-20                   5.7            5.664           5.603            5.518           5.405           5.249 Yield
                          85              104             135              170             200             187 Spread
             --------------------------------------------------------------------------------------------------

WAL                    4.753            4.088           3.311            2.612           2.034           1.557
Mod Durn               4.043            3.531           2.913             2.34           1.854           1.442
Principal WinFeb06 - Dec06   Nov04 - Dec06    Feb04 - Dec06   Aug03 - Dec06    Apr03 - Dec06   Jan03 - Dec06

LIBOR_1YR             2.3875           2.3875          2.3875           2.3875          2.3875          2.3875
CMT_1YR                  2.2              2.2             2.2              2.2             2.2             2.2

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.


GSR0201 -- A2B @ 5% CPR TO MATURITY
Coupon     5.058%

            DATE        PPAL            INTEREST          BALANCE
   0        02/21/02                                      $ 62,992,000.00
   1        03/25/02    $          -    $ 265,511.28      $ 62,992,000.00
   2        04/25/02    $          -    $ 265,511.28      $ 62,992,000.00
   3        05/25/02    $          -    $ 265,511.28      $ 62,992,000.00
   4        06/25/02    $          -    $ 265,511.28      $ 62,992,000.00
   5        07/25/02    $          -    $ 265,511.28      $ 62,992,000.00
   6        08/25/02    $          -    $ 265,511.28      $ 62,992,000.00
   7        09/25/02    $          -    $ 265,511.28      $ 62,992,000.00
   8        10/25/02    $          -    $ 265,511.28      $ 62,992,000.00
   9        11/25/02    $          -    $ 265,511.28      $ 62,992,000.00
  10        12/25/02    $          -    $ 265,511.28      $ 62,992,000.00
  11        01/25/03    $          -    $ 265,511.28      $ 62,992,000.00
  12        02/25/03    $          -    $ 265,511.28      $ 62,992,000.00
  13        03/25/03    $          -    $ 265,511.28      $ 62,992,000.00
  14        04/25/03    $          -    $ 265,511.28      $ 62,992,000.00
  15        05/25/03    $          -    $ 265,511.28      $ 62,992,000.00
  16        06/25/03    $          -    $ 265,511.28      $ 62,992,000.00
  17        07/25/03    $          -    $ 265,511.28      $ 62,992,000.00
  18        08/25/03    $          -    $ 265,511.28      $ 62,992,000.00
  19        09/25/03    $          -    $ 265,511.28      $ 62,992,000.00
  20        10/25/03    $          -    $ 265,511.28      $ 62,992,000.00
  21        11/25/03    $          -    $ 265,511.28      $ 62,992,000.00
  22        12/25/03    $          -    $ 265,511.28      $ 62,992,000.00
  23        01/25/04    $          -    $ 265,511.28      $ 62,992,000.00
  24        02/25/04    $          -    $ 265,511.28      $ 62,992,000.00
  25        03/25/04    $          -    $ 265,511.28      $ 62,992,000.00
  26        04/25/04    $          -    $ 265,511.28      $ 62,992,000.00
  27        05/25/04    $          -    $ 265,511.28      $ 62,992,000.00
  28        06/25/04    $          -    $ 265,511.28      $ 62,992,000.00
  29        07/25/04    $          -    $ 265,511.28      $ 62,992,000.00
  30        08/25/04    $          -    $ 265,511.28      $ 62,992,000.00
  31        09/25/04    $          -    $ 265,511.28      $ 62,992,000.00
  32        10/25/04    $          -    $ 265,511.28      $ 62,992,000.00
  33        11/25/04    $          -    $ 265,511.28      $ 62,992,000.00
  34        12/25/04    $          -    $ 265,511.28      $ 62,992,000.00
  35        01/25/05    $          -    $ 265,511.28      $ 62,992,000.00
  36        02/25/05    $          -    $ 265,511.28      $ 62,992,000.00
  37        03/25/05    $          -    $ 265,511.28      $ 62,992,000.00
  38        04/25/05    $          -    $ 265,511.28      $ 62,992,000.00
  39        05/25/05    $          -    $ 265,511.28      $ 62,992,000.00
  40        06/25/05    $          -    $ 265,511.28      $ 62,992,000.00
  41        07/25/05    $          -    $ 265,511.28      $ 62,992,000.00
  42        08/25/05    $          -    $ 265,511.28      $ 62,992,000.00
  43        09/25/05    $          -    $ 265,511.28      $ 62,992,000.00
  44        10/25/05    $          -    $ 265,511.28      $ 62,992,000.00
  45        11/25/05    $          -    $ 265,511.28      $ 62,992,000.00
  46        12/25/05    $          -    $ 265,511.28      $ 62,992,000.00

            DATE        PPAL            INTEREST          BALANCE
  47        01/25/06    $          -    $ 265,511.28      $ 62,992,000.00
  48        02/25/06    $          -    $ 265,511.28      $ 62,992,000.00
  49        03/25/06    $          -    $ 265,511.28      $ 62,992,000.00
  50        04/25/06    $          -    $ 265,511.28      $ 62,992,000.00
  51        05/25/06    $          -    $ 265,511.28      $ 62,992,000.00
  52        06/25/06    $          -    $ 265,511.28      $ 62,992,000.00
  53        07/25/06    $          -    $ 265,511.28      $ 62,992,000.00
  54        08/25/06    $          -    $ 265,511.28      $ 62,992,000.00
  55        09/25/06    $          -    $ 265,511.28      $ 62,992,000.00
  56        10/25/06    $          -    $ 265,511.28      $ 62,992,000.00
  57        11/25/06    $          -    $ 265,511.28      $ 62,992,000.00
  58        12/25/06    $          -    $ 265,511.28      $ 62,992,000.00
  59        01/25/07    $          -    $ 244,194.93      $ 62,992,000.00
  60        02/25/07    $          -    $ 244,194.90      $ 62,992,000.00
  61        03/25/07    $          -    $ 244,194.86      $ 62,992,000.00
  62        04/25/07    $          -    $ 244,194.82      $ 62,992,000.00
  63        05/25/07    $          -    $ 244,194.79      $ 62,992,000.00
  64        06/25/07    $          -    $ 244,194.76      $ 62,992,000.00
  65        07/25/07    $          -    $ 244,059.65      $ 62,992,000.00
  66        08/25/07    $          -    $ 244,059.64      $ 62,992,000.00
  67        09/25/07    $          -    $ 244,059.63      $ 62,992,000.00
  68        10/25/07    $          -    $ 244,059.61      $ 62,992,000.00
  69        11/25/07    $          -    $ 244,059.60      $ 62,992,000.00
  70        12/25/07    $          -    $ 244,059.59      $ 62,992,000.00
  71        01/25/08    $          -    $ 244,059.57      $ 62,992,000.00
  72        02/25/08    $          -    $ 244,059.56      $ 62,992,000.00
  73        03/25/08    $          -    $ 244,059.55      $ 62,992,000.00
  74        04/25/08    $          -    $ 244,059.53      $ 62,992,000.00
  75        05/25/08    $          -    $ 244,059.52      $ 62,992,000.00
  76        06/25/08    $          -    $ 244,059.50      $ 62,992,000.00
  77        07/25/08    $          -    $ 244,059.49      $ 62,992,000.00
  78        08/25/08    $          -    $ 244,059.48      $ 62,992,000.00
  79        09/25/08    $          -    $ 244,059.47      $ 62,992,000.00
  80        10/25/08    $          -    $ 244,059.46      $ 62,992,000.00
  81        11/25/08    $          -    $ 244,059.44      $ 62,992,000.00
  82        12/25/08    $          -    $ 244,059.43      $ 62,992,000.00
  83        01/25/09    $          -    $ 244,059.41      $ 62,992,000.00
  84        02/25/09    $          -    $ 244,059.40      $ 62,992,000.00
  85        03/25/09    $          -    $ 244,059.38      $ 62,992,000.00
  86        04/25/09    $          -    $ 244,059.37      $ 62,992,000.00
  87        05/25/09    $          -    $ 244,059.35      $ 62,992,000.00
  88        06/25/09    $          -    $ 244,059.34      $ 62,992,000.00
  89        07/25/09    $          -    $ 244,059.32      $ 62,992,000.00
  90        08/25/09    $          -    $ 244,059.31      $ 62,992,000.00
  91        09/25/09    $          -    $ 244,059.30      $ 62,992,000.00
  92        10/25/09    $          -    $ 244,059.28      $ 62,992,000.00
  93        11/25/09    $          -    $ 244,059.27      $ 62,992,000.00
  94        12/25/09    $          -    $ 244,059.25      $ 62,992,000.00
  95        01/25/10    $          -    $ 244,059.24      $ 62,992,000.00
  96        02/25/10    $          -    $ 244,059.22      $ 62,992,000.00
  97        03/25/10    $          -    $ 244,059.20      $ 62,992,000.00
  98        04/25/10    $          -    $ 244,059.19      $ 62,992,000.00

            DATE        PPAL            INTEREST          BALANCE
  99        05/25/10    $          -    $ 244,059.17      $ 62,992,000.00
 100        06/25/10    $          -    $ 244,059.15      $ 62,992,000.00
 101        07/25/10    $          -    $ 244,059.14      $ 62,992,000.00
 102        08/25/10    $          -    $ 244,059.12      $ 62,992,000.00
 103        09/25/10    $          -    $ 244,059.11      $ 62,992,000.00
 104        10/25/10    $          -    $ 244,059.09      $ 62,992,000.00
 105        11/25/10    $          -    $ 244,059.08      $ 62,992,000.00
 106        12/25/10    $          -    $ 244,059.06      $ 62,992,000.00
 107        01/25/11    $          -    $ 244,059.04      $ 62,992,000.00
 108        02/25/11    $          -    $ 244,059.02      $ 62,992,000.00
 109        03/25/11    $          -    $ 244,059.00      $ 62,992,000.00
 110        04/25/11    $          -    $ 244,058.98      $ 62,992,000.00
 111        05/25/11    $ 752,561.11    $ 244,058.97      $ 62,239,438.89
 112        06/25/11    $ 982,047.85    $ 241,143.20      $ 61,257,391.04
 113        07/25/11    $ 977,639.16    $ 237,338.29      $ 60,279,751.88
 114        08/25/11    $ 973,248.59    $ 233,550.47      $ 59,306,503.28
 115        09/25/11    $ 968,876.05    $ 229,779.65      $ 58,337,627.23
 116        10/25/11    $ 964,521.46    $ 226,025.77      $ 57,373,105.77
 117        11/25/11    $ 960,184.74    $ 222,288.78      $ 56,412,921.03
 118        12/25/11    $ 955,865.80    $ 218,568.58      $ 55,457,055.22
 119        01/25/12    $ 951,564.59    $ 214,865.12      $ 54,505,490.64
 120        02/25/12    $ 947,281.01    $ 211,178.32      $ 53,558,209.63
 121        03/25/12    $ 932,387.94    $ 207,508.12      $ 52,625,821.69
 122        04/25/12    $ 928,206.72    $ 203,895.62      $ 51,697,614.97
 123        05/25/12    $ 924,043.13    $ 200,299.32      $ 50,773,571.84
 124        06/25/12    $ 919,897.05    $ 196,719.16      $ 49,853,674.79
 125        07/25/12    $ 915,768.46    $ 193,155.05      $ 48,937,906.32
 126        08/25/12    $ 911,657.24    $ 189,606.95      $ 48,026,249.09
 127        09/25/12    $ 907,563.34    $ 186,074.77      $ 47,118,685.75
 128        10/25/12    $ 903,486.67    $ 182,558.46      $ 46,215,199.08
 129        11/25/12    $ 899,427.15    $ 179,057.94      $ 45,315,771.93
 130        12/25/12    $ 895,384.74    $ 175,573.15      $ 44,420,387.19
 131        01/25/13    $ 891,359.33    $ 172,104.02      $ 43,529,027.86
 132        02/25/13    $ 887,350.86    $ 168,650.49      $ 42,641,677.00
 133        03/25/13    $ 879,979.29    $ 165,212.49      $ 41,761,697.71
 134        04/25/13    $ 876,033.08    $ 161,803.05      $ 40,885,664.63
 135        05/25/13    $ 872,103.63    $ 158,408.90      $ 40,013,560.99
 136        06/25/13    $ 868,190.82    $ 155,029.98      $ 39,145,370.17
 137        07/25/13    $ 864,294.61    $ 151,666.21      $ 38,281,075.56
 138        08/25/13    $ 860,414.91    $ 148,317.55      $ 37,420,660.66
 139        09/25/13    $ 856,551.65    $ 144,983.91      $ 36,564,109.01
 140        10/25/13    $ 852,704.76    $ 141,665.25      $ 35,711,404.25
 141        11/25/13    $ 848,874.18    $ 138,361.49      $ 34,862,530.06
 142        12/25/13    $ 845,059.84    $ 135,072.56      $ 34,017,470.22
 143        01/25/14    $ 841,261.64    $ 131,798.42      $ 33,176,208.58
 144        02/25/14    $ 837,479.56    $ 128,539.00      $ 32,338,729.01
 145        03/25/14    $ 827,313.75    $ 125,294.23      $ 31,511,415.26
 146        04/25/14    $ 823,629.05    $ 122,088.84      $ 30,687,786.21
 147        05/25/14    $ 819,960.14    $ 118,897.73      $ 29,867,826.07
 148        06/25/14    $ 816,306.95    $ 115,720.85      $ 29,051,519.12
 149        07/25/14    $ 812,669.41    $ 112,558.11      $ 28,238,849.71
 150        08/25/14    $ 809,047.46    $ 109,409.47      $ 27,429,802.25

            DATE        PPAL            INTEREST          BALANCE
 151        09/25/14    $ 805,441.03    $ 106,274.85      $ 26,624,361.22
 152        10/25/14    $ 801,850.06    $ 103,154.22      $ 25,822,511.17
 153        11/25/14    $ 798,274.47    $ 100,047.49      $ 25,024,236.70
 154        12/25/14    $ 794,714.21    $  96,954.62      $ 24,229,522.49
 155        01/25/15    $ 791,169.20    $  93,875.55      $ 23,438,353.30
 156        02/25/15    $ 787,639.37    $  90,810.21      $ 22,650,713.92
 157        03/25/15    $ 778,146.09    $  87,758.55      $ 21,872,567.83
 158        04/25/15    $ 774,720.96    $  84,743.67      $ 21,097,846.88
 159        05/25/15    $ 771,310.56    $  81,742.06      $ 20,326,536.32
 160        06/25/15    $ 767,914.81    $  78,753.67      $ 19,558,621.51
 161        07/25/15    $ 764,533.68    $  75,778.43      $ 18,794,087.83
 162        08/25/15    $ 761,167.06    $  72,816.29      $ 18,032,920.77
 163        09/25/15    $ 757,814.94    $  69,867.20      $ 17,275,105.83
 164        10/25/15    $ 754,477.23    $  66,931.09      $ 16,520,628.60
 165        11/25/15    $ 751,153.86    $  64,007.92      $ 15,769,474.73
 166        12/25/15    $ 747,844.79    $  61,097.62      $ 15,021,629.95
 167        01/25/16    $ 744,549.95    $  58,200.15      $ 14,277,080.00
 168        02/25/16    $ 741,269.27    $  55,315.44      $ 13,535,810.73
 169        03/25/16    $ 732,493.68    $  52,443.44      $ 12,803,317.05
 170        04/25/16    $ 729,322.56    $  49,605.44      $ 12,073,994.49
 171        05/25/16    $ 726,164.96    $  46,779.74      $ 11,347,829.53
 172        06/25/16    $ 723,020.85    $  43,966.27      $ 10,624,808.68
 173        07/25/16    $ 719,890.15    $  41,164.97      $  9,904,918.53
 174        08/25/16    $ 716,772.81    $  38,375.81      $  9,188,145.72
 175        09/25/16    $ 713,668.77    $  35,598.72      $  8,474,476.95
 176        10/25/16    $ 710,577.98    $  32,833.67      $  7,763,898.97
 177        11/25/16    $ 707,500.37    $  30,080.59      $  7,056,398.60
 178        12/25/16    $ 704,435.91    $  27,339.43      $  6,351,962.69
 179        01/25/17    $ 701,384.51    $  24,610.15      $  5,650,578.17
 180        02/25/17    $ 698,346.15    $  21,892.69      $  4,952,232.02
 181        03/25/17    $ 695,320.74    $  19,187.00      $  4,256,911.27
 182        04/25/17    $ 692,308.26    $  16,493.04      $  3,564,603.02
 183        05/25/17    $ 689,308.62    $  13,810.75      $  2,875,294.40
 184        06/25/17    $ 686,321.78    $  11,140.08      $  2,188,972.62
 185        07/25/17    $ 683,347.70    $   8,480.98      $  1,505,624.91
 186        08/25/17    $ 680,386.30    $   5,833.41      $    825,238.61
 187        09/25/17    $ 677,437.54    $   3,197.32      $    147,801.07
 188        10/25/17    $ 147,801.07    $     572.65      $             -

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 -- A2B @ 10% CPR TO MATURITY
Coupon     5.058%

                   PPAL             INTEREST          BALANCE
   0   02/21/02                                       $ 62,992,000.00
   1   03/25/02    $            -   $ 265,511.28      $ 62,992,000.00
   2   04/25/02    $            -   $ 265,511.28      $ 62,992,000.00
   3   05/25/02    $            -   $ 265,511.28      $ 62,992,000.00
   4   06/25/02    $            -   $ 265,511.28      $ 62,992,000.00
   5   07/25/02    $            -   $ 265,511.28      $ 62,992,000.00
   6   08/25/02    $            -   $ 265,511.28      $ 62,992,000.00
   7   09/25/02    $            -   $ 265,511.28      $ 62,992,000.00
   8   10/25/02    $            -   $ 265,511.28      $ 62,992,000.00
   9   11/25/02    $            -   $ 265,511.28      $ 62,992,000.00
  10   12/25/02    $            -   $ 265,511.28      $ 62,992,000.00
  11   01/25/03    $            -   $ 265,511.28      $ 62,992,000.00
  12   02/25/03    $            -   $ 265,511.28      $ 62,992,000.00
  13   03/25/03    $            -   $ 265,511.28      $ 62,992,000.00
  14   04/25/03    $            -   $ 265,511.28      $ 62,992,000.00
  15   05/25/03    $            -   $ 265,511.28      $ 62,992,000.00
  16   06/25/03    $            -   $ 265,511.28      $ 62,992,000.00
  17   07/25/03    $            -   $ 265,511.28      $ 62,992,000.00
  18   08/25/03    $            -   $ 265,511.28      $ 62,992,000.00
  19   09/25/03    $            -   $ 265,511.28      $ 62,992,000.00
  20   10/25/03    $            -   $ 265,511.28      $ 62,992,000.00
  21   11/25/03    $            -   $ 265,511.28      $ 62,992,000.00
  22   12/25/03    $            -   $ 265,511.28      $ 62,992,000.00
  23   01/25/04    $            -   $ 265,511.28      $ 62,992,000.00
  24   02/25/04    $            -   $ 265,511.28      $ 62,992,000.00
  25   03/25/04    $            -   $ 265,511.28      $ 62,992,000.00
  26   04/25/04    $            -   $ 265,511.28      $ 62,992,000.00
  27   05/25/04    $            -   $ 265,511.28      $ 62,992,000.00
  28   06/25/04    $            -   $ 265,511.28      $ 62,992,000.00
  29   07/25/04    $            -   $ 265,511.28      $ 62,992,000.00
  30   08/25/04    $            -   $ 265,511.28      $ 62,992,000.00
  31   09/25/04    $            -   $ 265,511.28      $ 62,992,000.00
  32   10/25/04    $            -   $ 265,511.28      $ 62,992,000.00
  33   11/25/04    $            -   $ 265,511.28      $ 62,992,000.00
  34   12/25/04    $            -   $ 265,511.28      $ 62,992,000.00
  35   01/25/05    $            -   $ 265,511.28      $ 62,992,000.00
  36   02/25/05    $            -   $ 265,511.28      $ 62,992,000.00
  37   03/25/05    $            -   $ 265,511.28      $ 62,992,000.00
  38   04/25/05    $            -   $ 265,511.28      $ 62,992,000.00
  39   05/25/05    $            -   $ 265,511.28      $ 62,992,000.00
  40   06/25/05    $            -   $ 265,511.28      $ 62,992,000.00
  41   07/25/05    $            -   $ 265,511.28      $ 62,992,000.00
  42   08/25/05    $            -   $ 265,511.28      $ 62,992,000.00
  43   09/25/05    $            -   $ 265,511.28      $ 62,992,000.00
  44   10/25/05    $            -   $ 265,511.28      $ 62,992,000.00
  45   11/25/05    $            -   $ 265,511.28      $ 62,992,000.00
  46   12/25/05    $            -   $ 265,511.28      $ 62,992,000.00
  47   01/25/06    $            -   $ 265,511.28      $ 62,992,000.00

                   PPAL             INTEREST          BALANCE
  48   02/25/06    $            -   $ 265,511.28      $ 62,992,000.00
  49   03/25/06    $            -   $ 265,511.28      $ 62,992,000.00
  50   04/25/06    $            -   $ 265,511.28      $ 62,992,000.00
  51   05/25/06    $            -   $ 265,511.28      $ 62,992,000.00
  52   06/25/06    $            -   $ 265,511.28      $ 62,992,000.00
  53   07/25/06    $            -   $ 265,511.28      $ 62,992,000.00
  54   08/25/06    $            -   $ 265,511.28      $ 62,992,000.00
  55   09/25/06    $            -   $ 265,511.28      $ 62,992,000.00
  56   10/25/06    $            -   $ 265,511.28      $ 62,992,000.00
  57   11/25/06    $            -   $ 265,511.28      $ 62,992,000.00
  58   12/25/06    $            -   $ 265,511.28      $ 62,992,000.00
  59   01/25/07    $            -   $ 244,194.93      $ 62,992,000.00
  60   02/25/07    $            -   $ 244,194.90      $ 62,992,000.00
  61   03/25/07    $            -   $ 244,194.86      $ 62,992,000.00
  62   04/25/07    $            -   $ 244,194.82      $ 62,992,000.00
  63   05/25/07    $            -   $ 244,194.79      $ 62,992,000.00
  64   06/25/07    $   282,541.89   $ 244,194.76      $ 62,709,458.11
  65   07/25/07    $ 1,585,632.51   $ 242,964.95      $ 61,123,825.60
  66   08/25/07    $ 1,570,314.86   $ 236,821.48      $ 59,553,510.75
  67   09/25/07    $ 1,555,136.00   $ 230,737.35      $ 57,998,374.75
  68   10/25/07    $ 1,540,094.67   $ 224,712.04      $ 56,458,280.08
  69   11/25/07    $ 1,525,189.64   $ 218,745.00      $ 54,933,090.44
  70   12/25/07    $ 1,510,419.68   $ 212,835.71      $ 53,422,670.76
  71   01/25/08    $ 1,495,783.60   $ 206,983.65      $ 51,926,887.15
  72   02/25/08    $ 1,481,280.19   $ 201,188.30      $ 50,445,606.96
  73   03/25/08    $ 1,466,908.26   $ 195,449.14      $ 48,978,698.71
  74   04/25/08    $ 1,452,666.61   $ 189,765.65      $ 47,526,032.10
  75   05/25/08    $ 1,438,554.11   $ 184,137.36      $ 46,087,477.99
  76   06/25/08    $ 1,424,569.57   $ 178,563.74      $ 44,662,908.42
  77   07/25/08    $ 1,410,711.87   $ 173,044.31      $ 43,252,196.55
  78   08/25/08    $ 1,396,979.84   $ 167,578.56      $ 41,855,216.71
  79   09/25/08    $ 1,383,372.37   $ 162,166.02      $ 40,471,844.33
  80   10/25/08    $ 1,369,888.34   $ 156,806.20      $ 39,101,955.99
  81   11/25/08    $ 1,356,526.66   $ 151,498.63      $ 37,745,429.33
  82   12/25/08    $ 1,264,084.78   $ 146,242.82      $ 36,481,344.56
  83   01/25/09    $ 1,251,968.12   $ 141,345.18      $ 35,229,376.44
  84   02/25/09    $ 1,239,962.32   $ 136,494.48      $ 33,989,414.12
  85   03/25/09    $ 1,228,066.40   $ 131,690.30      $ 32,761,347.72
  86   04/25/09    $ 1,216,279.36   $ 126,932.21      $ 31,545,068.35
  87   05/25/09    $ 1,204,600.23   $ 122,219.79      $ 30,340,468.12
  88   06/25/09    $ 1,193,028.07   $ 117,552.62      $ 29,147,440.05
  89   07/25/09    $ 1,181,561.88   $ 112,930.29      $ 27,965,878.17
  90   08/25/09    $ 1,170,200.74   $ 108,352.37      $ 26,795,677.43
  91   09/25/09    $ 1,158,943.70   $ 103,818.49      $ 25,636,733.73
  92   10/25/09    $ 1,147,789.83   $  99,328.21      $ 24,488,943.89
  93   11/25/09    $ 1,136,738.20   $  94,881.15      $ 23,352,205.69
  94   12/25/09    $ 1,125,787.90   $  90,476.92      $ 22,226,417.79
  95   01/25/10    $ 1,114,938.02   $  86,115.10      $ 21,111,479.77
  96   02/25/10    $ 1,104,187.67   $  81,795.33      $ 20,007,292.11
  97   03/25/10    $ 1,093,535.94   $  77,517.20      $ 18,913,756.16
  98   04/25/10    $ 1,082,981.97   $  73,280.35      $ 17,830,774.20
  99   05/25/10    $ 1,072,524.86   $  69,084.39      $ 16,758,249.33
 100   06/25/10    $ 1,062,163.74   $  64,928.95      $ 15,696,085.59

                   PPAL             INTEREST          BALANCE
 101   07/25/10    $ 1,051,897.79   $  60,813.64      $ 14,644,187.80
 102   08/25/10    $ 1,041,726.12   $  56,738.12      $ 13,602,461.69
 103   09/25/10    $ 1,031,647.88   $  52,702.01      $ 12,570,813.81
 104   10/25/10    $ 1,021,662.25   $  48,704.94      $ 11,549,151.55
 105   11/25/10    $ 1,011,768.40   $  44,746.56      $ 10,537,383.15
 106   12/25/10    $ 1,001,965.50   $  40,826.52      $  9,535,417.65
 107   01/25/11    $   992,252.74   $  36,944.45      $  8,543,164.91
 108   02/25/11    $   982,629.30   $  33,100.02      $  7,560,535.61
 109   03/25/11    $   973,094.40   $  29,292.88      $  6,587,441.21
 110   04/25/11    $   963,647.23   $  25,522.68      $  5,623,793.99
 111   05/25/11    $   954,286.99   $  21,789.07      $  4,669,507.00
 112   06/25/11    $   945,012.93   $  18,091.74      $  3,724,494.06
 113   07/25/11    $   935,824.25   $  14,430.35      $  2,788,669.81
 114   08/25/11    $   926,720.20   $  10,804.54      $  1,861,949.61
 115   09/25/11    $   917,700.02   $   7,214.02      $    944,249.60
 116   10/25/11    $   908,762.95   $   3,658.44      $     35,486.65
 117   11/25/11    $    35,486.65   $     137.49      $             -

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - A11

Balance            $71,597,000.00   Delay             24
Coupon             6.001            Dated             2/1/02
Settle             2/21/02          First Payment     3/25/02

PRICE              15 CPR          20 CPR          25 CPR          30 CPR          50 CPR          70 CPR
101-12                      5.17           5.105           5.033           4.953           4.522           3.776   Yield
101-12                       162             167             174             180             188             136   Spread
101-16                     5.109            5.04           4.963           4.878           4.416           3.618   Yield
101-16                       156             161             167             173             177             120   Spread
101-20                     5.049           4.976           4.893           4.802            4.31           3.461   Yield
101-20                       150             155             160             165             167             104   Spread
101-24                     4.989           4.911           4.824           4.726           4.204           3.304   Yield
101-24                       144             148             153             158             156              88   Spread
101-28                     4.929           4.846           4.754           4.651           4.099           3.147   Yield
101-28                       138             142             146             150             145              73   Spread
102-00                     4.869           4.782           4.684           4.576           3.993           2.991   Yield
102-00                       132             135             139             143             135              57   Spread
102-04                      4.81           4.718           4.615           4.501           3.888           2.835   Yield
102-04                       126             129             132             135             124              42   Spread
102-08                      4.75           4.653           4.546           4.426           3.784            2.68   Yield
102-08                       120             122             125             128             114              26   Spread
102-12                     4.691           4.589           4.477           4.351           3.679           2.525   Yield
102-12                       114             116             118             120             104              11   Spread
102-16                     4.631           4.525           4.408           4.277           3.575           2.371   Yield
102-16                       108             110             111             113              93              -5   Spread
102-20                     4.572           4.462           4.339           4.202           3.471           2.217   Yield
102-20                       102             103             104             105              83             -20   Spread

WAL                         2.24            2.07            1.91            1.76            1.23            0.81
Mod Durn                   2.043           1.898           1.758           1.626           1.162           0.783
Principal Window   Mar02 - Dec04   Mar02 - Dec04   Mar02 - Dec04   Mar02 - Dec04   Mar02 - Dec04   Mar02 - Dec04

LIBOR_1YR                   2.42            2.42            2.42            2.42            2.42            2.42
CMT_1YR                     2.22            2.22            2.22            2.22            2.22            2.22

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - A2A

Balance            $135,629,000.00  Delay             0
Coupon             3.186            Dated             2/21/02
Settle             2/21/02          First Payment     3/25/02

PRICE              15 CPR          20 CPR          25 CPR          30 CPR          50 CPR          70 CPR
99-12                      3.602           3.728           3.859           3.996           4.622           5.447   Yield
99-12                        119             132             145             159             222             304   Spread
99-16                      3.522           3.623           3.728           3.838           4.338           4.996   Yield
99-16                        112             122             132             143             193             259   Spread
99-20                      3.443           3.519           3.597            3.68           4.054           4.546   Yield
99-20                        104             111             119             127             165             214   Spread
99-24                      3.364           3.415           3.467           3.522           3.771           4.098   Yield
99-24                         96             101             106             111             136             169   Spread
99-28                      3.286           3.311           3.337           3.364           3.488           3.652   Yield
99-28                         88              90              93              96             108             124   Spread
100-00                     3.207           3.207           3.207           3.207           3.207           3.207   Yield
100-00                        80              80              80              80              80              80   Spread
100-04                     3.129           3.104           3.078            3.05           2.927           2.764   Yield
100-04                        72              70              67              64              52              36   Spread
100-08                     3.051           3.001           2.949           2.894           2.647           2.323   Yield
100-08                        64              59              54              49              24              -8   Spread
100-12                     2.973           2.898            2.82           2.738           2.368           1.883   Yield
100-12                        57              49              41              33              -4             -52   Spread
100-16                     2.895           2.795           2.691           2.583            2.09           1.445   Yield
100-16                        49              39              28              18             -32             -96   Spread
100-20                     2.817           2.693           2.563           2.428           1.813           1.009   Yield
100-20                        41              29              16               2             -59            -140   Spread

WAL                         1.68            1.26               1            0.82            0.46            0.29
Mod Durn                   1.593           1.208           0.964           0.797           0.445           0.282
Principal Window   Mar02 - Oct05   Mar02 - Nov04   Mar02 - Apr04   Mar02 - Nov03   Mar02 - Jan03   Mar02 - Sep02

LIBOR_1YR                   2.42            2.42            2.42            2.42            2.42            2.42
CMT_1YR                     2.22            2.22            2.22            2.22            2.22            2.22

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - A2B

Balance            $62,992,000.00   Delay             24
Coupon             5.021            Dated             2/1/02
Settle             2/21/02          First Payment     3/25/02

PRICE              15 CPR          20 CPR          25 CPR          30 CPR          50 CPR          70 CPR
99-12                      5.147            5.16           5.181           5.204            5.31           5.464   Yield
99-12                         41              70             109             151             260             304   Spread
99-16                      5.115           5.123           5.135           5.148           5.208           5.296   Yield
99-16                         37              66             105             146             250             288   Spread
99-20                      5.084           5.086           5.089           5.092           5.107           5.128   Yield
99-20                         34              63             100             140             240             271   Spread
99-24                      5.053           5.049           5.043           5.036           5.005            4.96   Yield
99-24                         31              59              96             134             229             254   Spread
99-28                      5.021           5.012           4.997           4.981           4.904           4.793   Yield
99-28                         28              55              91             129             219             237   Spread
100-00                      4.99           4.975           4.951           4.925           4.803           4.626   Yield
100-00                        25              51              86             123             209             221   Spread
100-04                     4.959           4.938           4.905            4.87           4.702            4.46   Yield
100-04                        22              48              82             118             199             204   Spread
100-08                     4.928           4.901           4.859           4.814           4.601           4.293   Yield
100-08                        19              44              77             112             189             187   Spread
100-12                     4.897           4.864           4.814           4.759           4.501           4.127   Yield
100-12                        16              40              73             107             179             171   Spread
100-16                     4.866           4.828           4.768           4.704           4.401           3.962   Yield
100-16                        12              37              68             101             169             154   Spread
100-20                     4.835           4.791           4.723           4.649           4.301           3.797   Yield
100-20                         9              33              64              96             159             138   Spread

WAL                         4.57             3.8               3            2.44             1.3            0.78
Mod Durn                   3.994           3.378            2.72           2.247           1.235           0.747
Principal Window   Oct05 - Dec06   Nov04 - Dec06   Apr04 - Feb06   Nov03 - May05   Jan03 - Nov03   Sep02 - Feb03

LIBOR_1YR                   2.42            2.42            2.42            2.42            2.42            2.42
CMT_1YR                     2.22            2.22            2.22            2.22            2.22            2.22

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - A2C

Balance            $80,545,000.00   Delay             24
Coupon             5.794            Dated             2/1/02
Settle             2/21/02          First Payment     3/25/02

PRICE              15 CPR          20 CPR          25 CPR          30 CPR          50 CPR          70 CPR
99-12                      5.923           5.923           5.924           5.927           5.956           6.011   Yield
99-12                        109             109             112             122             191             284   Spread
99-16                      5.892           5.892           5.893           5.894           5.908           5.934   Yield
99-16                        106             106             109             119             186             276   Spread
99-20                      5.862           5.862           5.862           5.861            5.86           5.858   Yield
99-20                        103             103             106             116             181             269   Spread
99-24                      5.831           5.831           5.831           5.829           5.812           5.781   Yield
99-24                        100             100             103             112             176             261   Spread
99-28                      5.801           5.801             5.8           5.796           5.765           5.705   Yield
99-28                         97              97             100             109             171             253   Spread
100-00                     5.771           5.771           5.769           5.764           5.717           5.629   Yield
100-00                        94              94              97             106             167             246   Spread
100-04                     5.741           5.741           5.738           5.731            5.67           5.553   Yield
100-04                        91              91              94             103             162             238   Spread
100-08                      5.71            5.71           5.708           5.699           5.622           5.478   Yield
100-08                        88              88              91              99             157             231   Spread
100-12                      5.68            5.68           5.677           5.666           5.575           5.402   Yield
100-12                        85              85              88              96             152             223   Spread
100-16                      5.65            5.65           5.647           5.634           5.528           5.327   Yield
100-16                        82              82              84              93             148             216   Spread
100-20                      5.62            5.62           5.616           5.602           5.481           5.251   Yield
100-20                        79              79              81              90             143             208   Spread

WAL                         4.84            4.84            4.75            4.46            2.95            1.78
Mod Durn                   4.121           4.121           4.052            3.83           2.623           1.641
Principal Window   Dec06 - Dec06   Dec06 - Dec06   Feb06 - Dec06   May05 - Dec06   Nov03 - Dec06   Feb03 - Dec06

LIBOR_1YR                   2.42            2.42            2.42            2.42            2.42            2.42
CMT_1YR                     2.22            2.22            2.22            2.22            2.22            2.22

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - A3

Balance            $77,476,000.00   Delay            24
Coupon             5.942            Dated            2/1/02
Settle             2/21/02          First Payment    3/25/02

PRICE              15 CPR          20 CPR          25 CPR          30 CPR          50 CPR          70 CPR
99-28                      5.933            5.92           5.906           5.889           5.802           5.667   Yield
99-28                        142             167             192             219             300             325   Spread
100-00                     5.895           5.876           5.855           5.831           5.704           5.507   Yield
100-00                       138             163             187             213             290             309   Spread
100-04                     5.857           5.832           5.804           5.772           5.606           5.347   Yield
100-04                       134             159             182             207             280             293   Spread
100-08                     5.819           5.788           5.754           5.714           5.508           5.188   Yield
100-08                       131             154             176             201             271             277   Spread
100-12                     5.781           5.745           5.703           5.656            5.41           5.029   Yield
100-12                       127             150             171             195             261             261   Spread
100-16                     5.744           5.701           5.653           5.598           5.313           4.871   Yield
100-16                       123             146             166             190             251             245   Spread
100-20                     5.706           5.658           5.603           5.541           5.216           4.713   Yield
100-20                       119             141             161             184             241             229   Spread
100-24                     5.668           5.614           5.552           5.483            5.12           4.556   Yield
100-24                       116             137             156             178             232             214   Spread
100-28                     5.631           5.571           5.503           5.426           5.023           4.399   Yield
100-28                       112             132             151             172             222             198   Spread
101-00                     5.593           5.527           5.453           5.368           4.927           4.243   Yield
101-00                       108             128             146             167             213             182   Spread
101-04                     5.556           5.484           5.403           5.311           4.831           4.087   Yield
101-04                       104             124             141             161             203             167   Spread

WAL                         3.91            3.34            2.86            2.46             1.4            0.83
Mod Durn                   3.286           2.843           2.467           2.146           1.277           0.784
Principal Window   Mar02 - Nov08   Mar02 - Nov08   Mar02 - Nov08   Mar02 - Nov08   Mar02 - Nov08   Mar02 - Nov08

LIBOR_1YR                   2.42            2.42            2.42            2.42            2.42            2.42
CMT_1YR                     2.22            2.22            2.22            2.22            2.22            2.22

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - B1

Balance            $5,991,000.00    Delay             24
Coupon             6.015            Dated             2/1/02
Settle             2/21/02          First Payment     3/25/02

PRICE              15 CPR,CALL(Y)   20 CPR,CALL(Y)   25 CPR,CALL(Y)   30 CPR,CALL(Y)   50 CPR,CALL(Y)   70 CPR,CALL(Y)
96-12                        6.09            6.378            6.612            6.805             7.49            8.426   Yield
96-12                         143              199              238              283              426              580   Spread
96-16                       6.069            6.351            6.581             6.77            7.433            8.333   Yield
96-16                         141              197              235              280              421              571   Spread
96-20                       6.048            6.325             6.55            6.735            7.377            8.241   Yield
96-20                         139              194              232              276              415              562   Spread
96-24                       6.027            6.299            6.519              6.7            7.321            8.148   Yield
96-24                         137              191              229              273              410              553   Spread
96-28                       6.006            6.273            6.489            6.665            7.265            8.056   Yield
96-28                         135              189              226              269              404              543   Spread
97-00                       5.985            6.247            6.458             6.63            7.209            7.964   Yield
97-00                         133              186              223              266              398              534   Spread
97-04                       5.964            6.221            6.428            6.596            7.153            7.873   Yield
97-04                         131              184              220              262              393              525   Spread
97-08                       5.943            6.195            6.397            6.561            7.097            7.781   Yield
97-08                         129              181              217              259              387              516   Spread
97-12                       5.922            6.169            6.367            6.527            7.041            7.689   Yield
97-12                         127              178              214              255              382              507   Spread
97-16                       5.901            6.143            6.337            6.492            6.986            7.598   Yield
97-16                         125              176              211              252              376              498   Spread
97-20                        5.88            6.118            6.306            6.458             6.93            7.507   Yield
97-20                         122              173              208              248              371              488   Spread

WAL                          8.22             6.27             5.15             4.42             2.59             1.53
Mod Durn                    6.123             4.94            4.206            3.703            2.296            1.398
Principal Window    Mar02 - Aug14    Mar02 - Sep11    Mar02 - Sep09    Mar02 - May08    Mar02 - Jun05    Mar02 - Jan04

LIBOR_1YR                    2.42             2.42             2.42             2.42             2.42             2.42
CMT_1YR                      2.22             2.22             2.22             2.22             2.22             2.22

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - B2

Balance            $3,993,000.00    Delay             24
Coupon             6.015            Dated             2/1/02
Settle             2/21/02          First Payment     3/25/02

PRICE              15 CPR,CALL(Y)   20 CPR,CALL(Y)   25 CPR,CALL(Y)   30 CPR,CALL(Y)   50 CPR,CALL(Y)   70 CPR,CALL(Y)
94-28                       6.347            6.696            6.985            7.229            8.174            9.551   Yield
94-28                         169              231              276              326              495              693   Spread
95-00                       6.325            6.669            6.954            7.193            8.116            9.457   Yield
95-00                         167              228              272              322              489              683   Spread
95-04                       6.303            6.642            6.922            7.157            8.059            9.362   Yield
95-04                         165              226              269              318              483              674   Spread
95-08                       6.282            6.616            6.891            7.122            8.001            9.267   Yield
95-08                         163              223              266              315              478              664   Spread
95-12                        6.26            6.589             6.86            7.086            7.944            9.173   Yield
95-12                         161              220              263              311              472              655   Spread
95-16                       6.239            6.562            6.829            7.051            7.887            9.079   Yield
95-16                         158              218              260              308              466              646   Spread
95-20                       6.218            6.536            6.797            7.015             7.83            8.985   Yield
95-20                         156              215              257              304              461              636   Spread
95-24                       6.196            6.509            6.766             6.98            7.773            8.892   Yield
95-24                         154              212              254              301              455              627   Spread
95-28                       6.175            6.483            6.735            6.945            7.716            8.798   Yield
95-28                         152              210              251              297              449              618   Spread
96-00                       6.154            6.456            6.704             6.91            7.659            8.705   Yield
96-00                         150              207              247              294              443              608   Spread
96-04                       6.132             6.43            6.673            6.875            7.603            8.612   Yield
96-04                         148              204              244              290              438              599   Spread

WAL                          8.22             6.27             5.15             4.42             2.59             1.53
Mod Durn                    6.086            4.912            4.183            3.684            2.283            1.388
Principal Window    Mar02 - Aug14    Mar02 - Sep11    Mar02 - Sep09    Mar02 - May08    Mar02 - Jun05    Mar02 - Jan04

LIBOR_1YR                    2.42             2.42             2.42             2.42             2.42             2.42
CMT_1YR                      2.22             2.22             2.22             2.22             2.22             2.22

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - B3

Balance            $1,777,000.00    Delay             24
Coupon             6.015            Dated             2/1/02
Settle             2/21/02          First Payment     3/25/02

PRICE              15 CPR,CALL(Y)   20 CPR,CALL(Y)   25 CPR,CALL(Y)   30 CPR,CALL(Y)   50 CPR,CALL(Y)   70 CPR,CALL(Y)
92-28                       6.698            7.131            7.496            7.808            9.109           11.093   Yield
92-28                         204              275              327              383              588              847   Spread
93-00                       6.676            7.103            7.463            7.772             9.05           10.995   Yield
93-00                         202              272              323              380              583              837   Spread
93-04                       6.653            7.076            7.431            7.735            8.991           10.898   Yield
93-04                         200              269              320              376              577              828   Spread
93-08                       6.631            7.048            7.399            7.698            8.932             10.8   Yield
93-08                         198              266              317              372              571              818   Spread
93-12                       6.609            7.021            7.367            7.662            8.873           10.703   Yield
93-12                         195              264              314              369              565              808   Spread
93-16                       6.587            6.993            7.335            7.625            8.814           10.606   Yield
93-16                         193              261              310              365              559              798   Spread
93-20                       6.565            6.966            7.303            7.589            8.755           10.509   Yield
93-20                         191              258              307              362              553              789   Spread
93-24                       6.543            6.939            7.271            7.553            8.697           10.413   Yield
93-24                         189              255              304              358              547              779   Spread
93-28                       6.521            6.912            7.239            7.516            8.638           10.316   Yield
93-28                         187              253              301              354              541              769   Spread
94-00                       6.499            6.884            7.207             7.48             8.58            10.22   Yield
94-00                         184              250              298              351              536              760   Spread
94-04                       6.477            6.857            7.175            7.444            8.521           10.124   Yield
94-04                         182              247              295              347              530              750   Spread

WAL                          8.22             6.27             5.15             4.42             2.59             1.53
Mod Durn                    6.035            4.873            4.152            3.658            2.266            1.374
Principal Window    Mar02 - Aug14    Mar02 - Sep11    Mar02 - Sep09    Mar02 - May08    Mar02 - Jun05    Mar02 - Jan04

LIBOR_1YR                    2.42             2.42             2.42             2.42             2.42             2.42
CMT_1YR                      2.22             2.22             2.22             2.22             2.22             2.22

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - CF - A2C - 5 - 50 CPR

50 CPR
LIBOR_1YR=2.4200  CMT_1YR=2.2200

PERIOD     DATE      PRINCIPAL      INTEREST        CASH FLOW       BALANCE
Total                  80,545,000.00   13,710,429.22   94,255,429.22

      0    21-Feb-02               0               0               0   80,545,000.00
      1    25-Mar-02               0      388,898.11      388,898.11   80,545,000.00
      2    25-Apr-02               0      388,898.11      388,898.11   80,545,000.00
      3    25-May-02               0      388,898.11      388,898.11   80,545,000.00
      4    25-Jun-02               0      388,898.11      388,898.11   80,545,000.00
      5    25-Jul-02               0      388,898.11      388,898.11   80,545,000.00
      6    25-Aug-02               0      388,898.11      388,898.11   80,545,000.00
      7    25-Sep-02               0      388,898.11      388,898.11   80,545,000.00
      8    25-Oct-02               0      388,898.11      388,898.11   80,545,000.00
      9    25-Nov-02               0      388,898.11      388,898.11   80,545,000.00
     10    25-Dec-02               0      388,898.11      388,898.11   80,545,000.00
     11    25-Jan-03               0      388,898.11      388,898.11   80,545,000.00
     12    25-Feb-03               0      388,898.11      388,898.11   80,545,000.00
     13    25-Mar-03               0      388,898.11      388,898.11   80,545,000.00
     14    25-Apr-03               0      388,898.11      388,898.11   80,545,000.00
     15    25-May-03               0      388,898.11      388,898.11   80,545,000.00
     16    25-Jun-03               0      388,898.11      388,898.11   80,545,000.00
     17    25-Jul-03               0      388,898.11      388,898.11   80,545,000.00
     18    25-Aug-03               0      388,898.11      388,898.11   80,545,000.00
     19    25-Sep-03               0      388,898.11      388,898.11   80,545,000.00
     20    25-Oct-03               0      388,898.11      388,898.11   80,545,000.00
     21    25-Nov-03    4,034,832.36      388,898.11    4,423,730.47   76,510,167.63
     22    25-Dec-03    4,588,212.74      369,416.59    4,957,629.33   71,921,954.89
     23    25-Jan-04    4,320,168.23      347,263.17    4,667,431.39   67,601,786.67
     24    25-Feb-04    4,067,572.12      326,403.96    4,393,976.09   63,534,214.54
     25    25-Mar-04    3,829,540.66      306,764.37    4,136,305.02   59,704,673.88
     26    25-Apr-04    3,605,240.39      288,274.07    3,893,514.46   56,099,433.50
     27    25-May-04    3,393,885.35      270,866.77    3,664,752.11   52,705,548.15
     28    25-Jun-04    3,194,734.37      254,479.95    3,449,214.32   49,510,813.78
     29    25-Jul-04    3,007,088.53      239,054.71    3,246,143.24   46,503,725.25
     30    25-Aug-04    2,830,288.73      224,535.49    3,054,824.21   43,673,436.53
     31    25-Sep-04    2,663,713.45      210,869.91    2,874,583.36   41,009,723.09
     32    25-Oct-04    2,506,776.62      198,008.61    2,704,785.23   38,502,946.46
     33    25-Nov-04    2,358,925.61      185,905.06    2,544,830.67   36,144,020.85
     34    25-Dec-04    2,219,639.27      174,515.38    2,394,154.65   33,924,381.58
     35    25-Jan-05    2,088,426.23      163,798.22    2,252,224.44   31,835,955.36
     36    25-Feb-05    1,964,823.11      153,714.61    2,118,537.72   29,871,132.23
     37    25-Mar-05    1,710,496.58      144,227.78    1,854,724.37   28,160,635.65
     38    25-Apr-05    1,612,757.14      135,968.94    1,748,726.08   26,547,878.51
     39    25-May-05    1,520,592.20      128,182.01    1,648,774.20   25,027,286.31


     40    25-Jun-05    1,433,684.35      120,840.08    1,554,524.44   23,593,601.96
     41    25-Jul-05    1,351,734.23      113,917.78    1,465,652.00   22,241,867.74
     42    25-Aug-05    1,274,459.48      107,391.15    1,381,850.63   20,967,408.26
     43    25-Sep-05    1,201,593.82      101,237.63    1,302,831.45   19,765,814.44
     44    25-Oct-05    1,132,886.11       95,435.94    1,228,322.05   18,632,928.33
     45    25-Nov-05    1,068,099.49       89,965.99    1,158,065.47   17,564,828.84
     46    25-Dec-05    1,007,010.55       84,808.85    1,091,819.40   16,557,818.29
     47    25-Jan-06      949,408.63       79,946.66    1,029,355.30   15,608,409.66
     48    25-Feb-06      895,095.04       75,362.60      970,457.64   14,713,314.62
     49    25-Mar-06      843,882.37       71,040.79      914,923.15   13,869,432.25
     50    25-Apr-06      795,593.90       66,966.25      862,560.14   13,073,838.34
     51    25-May-06      750,062.95       63,124.85      813,187.81   12,323,775.39
     52    25-Jun-06      707,132.36       59,503.29      766,635.65   11,616,643.03
     53    25-Jul-06      666,742.12       56,089.02      722,831.15   10,949,900.91
     54    25-Aug-06      628,565.95       52,869.77      681,435.72   10,321,334.96
     55    25-Sep-06      592,571.06       49,834.84      642,405.91    9,728,763.90
     56    25-Oct-06      558,633.07       46,973.72      605,606.78    9,170,130.83
     57    25-Nov-06      526,634.64       44,276.45      570,911.08    8,643,496.19
     58    25-Dec-06    8,643,496.19       41,733.69    8,685,229.87               0

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - CF - A2C - 6 - 70 CPR

70 CPR
LIBOR_1YR=2.4200   CMT_1YR=2.2200

PERIOD   DATE         PRINCIPAL       INTEREST         CASH FLOW       BALANCE
Total                  80,545,000.00    8,272,192.14   88,817,192.14

      0    21-Feb-02               0               0               0   80,545,000.00
      1    25-Mar-02               0      388,898.11      388,898.11   80,545,000.00
      2    25-Apr-02               0      388,898.11      388,898.11   80,545,000.00
      3    25-May-02               0      388,898.11      388,898.11   80,545,000.00
      4    25-Jun-02               0      388,898.11      388,898.11   80,545,000.00
      5    25-Jul-02               0      388,898.11      388,898.11   80,545,000.00
      6    25-Aug-02               0      388,898.11      388,898.11   80,545,000.00
      7    25-Sep-02               0      388,898.11      388,898.11   80,545,000.00
      8    25-Oct-02               0      388,898.11      388,898.11   80,545,000.00
      9    25-Nov-02               0      388,898.11      388,898.11   80,545,000.00
     10    25-Dec-02               0      388,898.11      388,898.11   80,545,000.00
     11    25-Jan-03               0      388,898.11      388,898.11   80,545,000.00
     12    25-Feb-03    2,620,376.77      388,898.11    3,009,274.88   77,924,623.23
     13    25-Mar-03    7,885,268.04      376,246.06    8,261,514.09   70,039,355.19
     14    25-Apr-03    7,107,365.63      338,173.35    7,445,538.98   62,931,989.56
     15    25-May-03    6,405,253.87      303,856.62    6,709,110.50   56,526,735.68
     16    25-Jun-03    5,771,595.52      272,929.92    6,044,525.44   50,755,140.16
     17    25-Jul-03    5,199,761.22      245,062.74    5,444,823.96   45,555,378.94
     18    25-Aug-03    4,683,761.38      219,956.56    4,903,717.94   40,871,617.56
     19    25-Sep-03    4,218,184.51      197,341.79    4,415,526.31   36,653,433.05
     20    25-Oct-03    3,798,141.56      176,974.99    3,975,116.55   32,855,291.49
     21    25-Nov-03    3,419,215.58      158,636.29    3,577,851.89   29,436,075.90
     22    25-Dec-03    3,077,416.27      142,127.19    3,219,543.45   26,358,659.64
     23    25-Jan-04    2,769,138.80      127,268.39    2,896,407.20   23,589,520.84
     24    25-Feb-04    2,491,126.74      113,898.07    2,605,024.81   21,098,394.10
     25    25-Mar-04    2,240,438.42      101,870.08    2,342,308.49   18,857,955.68
     26    25-Apr-04    2,014,416.59       91,052.49    2,105,469.09   16,843,539.09
     27    25-May-04    1,810,661.05       81,326.22    1,891,987.28   15,032,878.04
     28    25-Jun-04    1,627,003.79       72,583.75    1,699,587.54   13,405,874.25
     29    25-Jul-04    1,461,486.65       64,728.03    1,526,214.69   11,944,387.58
     30    25-Aug-04    1,312,341.03       57,671.49    1,370,012.52   10,632,046.55
     31    25-Sep-04    1,177,969.64       51,335.06    1,229,304.71    9,454,076.91
     32    25-Oct-04    1,056,929.93       45,647.44    1,102,577.36    8,397,146.98
     33    25-Nov-04      947,919.18       40,544.23      988,463.40    7,449,227.80
     34    25-Dec-04      849,760.98       35,967.35      885,728.35    6,599,466.81
     35    25-Jan-05      761,393.08       31,864.42      793,257.50    5,838,073.74
     36    25-Feb-05      681,856.27       28,188.16      710,044.44    5,156,217.46
     37    25-Mar-05      497,840.83       24,895.94      522,736.77    4,658,376.64
     38    25-Apr-05      449,806.48       22,492.20      472,298.68    4,208,570.15
     39    25-May-05      406,403.78       20,320.38      426,724.17    3,802,166.37
     40    25-Jun-05      367,186.42       18,358.12      385,544.54    3,434,979.95
     41    25-Jul-05      331,751.02       16,585.23      348,336.24    3,103,228.93
     42    25-Aug-05      299,733.08       14,983.42      314,716.51    2,803,495.85
     43    25-Sep-05      270,803.23       13,536.21      284,339.45    2,532,692.61
     44    25-Oct-05      244,663.81       12,228.69      256,892.49    2,288,028.81
     45    25-Nov-05      221,045.82       11,047.36      232,093.19    2,066,982.99
     46    25-Dec-05      199,706.20        9,980.08      209,686.29    1,867,276.77
     47    25-Jan-06      180,425.31        9,015.84      189,441.15    1,686,851.46
     48    25-Feb-06      163,004.64        8,144.68      171,149.33    1,523,846.82
     49    25-Mar-06      147,264.84        7,357.64      154,622.48    1,376,581.97
     50    25-Apr-06      133,043.84        6,646.60      139,690.43    1,243,538.15
     51    25-May-06      120,195.16        6,004.22      126,199.37    1,123,342.99
     52    25-Jun-06      108,586.46        5,423.88      114,010.34    1,014,756.53
     53    25-Jul-06       98,105.55        4,899.58      103,005.14      916,650.97
     54    25-Aug-06       88,628.18        4,425.90       93,054.08      828,022.79
     55    25-Sep-06       80,065.70        3,997.97       84,063.67      747,957.09
     56    25-Oct-06       72,329.84        3,611.38       75,941.23      675,627.24
     57    25-Nov-06       65,340.88        3,262.15       68,603.03      610,286.38
     58    25-Dec-06      610,286.38        2,946.67      613,233.04               0

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - A1

Coupon       6.001          Dated           2/1/02
Settle       2/21/02        First Payment   3/25/02

                   -----------------------------------------------------------------------------
PRICE                  5 CPR           10 CPR          15 CPR           20 CPR          25 CPR
                   -----------------------------------------------------------------------------

101-16                     5.227           5.171           5.109            5.04           4.963   Yield
                             142             150             156             161             158   Spread
                   -----------------------------------------------------------------------------
101-20                     5.175           5.115           5.049           4.976           4.893   Yield
                             137             144             150             155             151   Spread
                   -----------------------------------------------------------------------------
101-24                     5.123           5.059           4.989           4.911           4.824   Yield
                             132             138             144             148             145   Spread
                   -----------------------------------------------------------------------------
101-28                     5.071           5.004           4.929           4.846           4.754   Yield
                             127             133             138             142             138   Spread
                   -----------------------------------------------------------------------------
102-00                     5.019           4.948           4.869           4.782           4.684   Yield
                             121             127             132             135             131   Spread
                   -----------------------------------------------------------------------------
102-04                     4.967           4.892            4.81           4.718           4.615   Yield
                             116             122             126             129             124   Spread
                   -----------------------------------------------------------------------------
102-08                     4.915           4.837            4.75           4.653           4.546   Yield
                             111             116             120             122             117   Spread
                   -----------------------------------------------------------------------------
102-12                     4.864           4.782           4.691           4.589           4.477   Yield
                             106             111             114             116             110   Spread
                   -----------------------------------------------------------------------------
102-16                     4.812           4.726           4.631           4.525           4.408   Yield
                             101             105             108             110             103   Spread
                   -----------------------------------------------------------------------------
102-20                     4.761           4.671           4.572           4.462           4.339   Yield
                              95             100             102             103              96   Spread
                   -----------------------------------------------------------------------------
102-24                     4.709           4.616           4.513           4.398            4.27   Yield
                              90              94              96              97              89   Spread
                   -----------------------------------------------------------------------------

WAL                        2.603           2.418           2.242           2.073           1.913
Mod Durn                   2.356           2.197           2.045           1.899            1.76
Principal Window   Mar02 - Dec04   Mar02 - Dec04   Mar02 - Dec04   Mar02 - Dec04   Mar02 - Dec04

LIBOR_1YR                   2.42            2.42            2.42            2.42            2.42
CMT_1YR                     2.22            2.22            2.22            2.22            2.22

                   -------------------------------------------------------------
                      30 CPR          45 CPR          50 CPR          70 CPR
                   -------------------------------------------------------------
101-16                     4.878           4.553           4.416           3.618   Yield
                             150             117             104              24   Spread
                   -------------------------------------------------------------
101-20                     4.802           4.456            4.31           3.461   Yield
                             142             108              93               8   Spread
                   -------------------------------------------------------------
101-24                     4.726           4.359           4.204           3.304   Yield
                             135              98              83              -7   Spread
                   -------------------------------------------------------------
101-28                     4.651           4.263           4.099           3.147   Yield
                             127              88              72             -23   Spread
                   -------------------------------------------------------------
102-00                     4.576           4.167           3.993           2.991   Yield
                             120              79              61             -39   Spread
                   -------------------------------------------------------------
102-04                     4.501            4.07           3.888           2.835   Yield
                             112              69              51             -54   Spread
                   -------------------------------------------------------------
102-08                     4.426           3.975           3.784            2.68   Yield
                             105              60              41             -70   Spread
                   -------------------------------------------------------------
102-12                     4.351           3.879           3.679           2.525   Yield
                              97              50              30             -85   Spread
                   -------------------------------------------------------------
102-16                     4.277           3.783           3.575           2.371   Yield
                              90              40              20            -101   Spread
                   -------------------------------------------------------------
102-20                     4.202           3.688           3.471           2.217   Yield
                              82              31               9            -116   Spread
                   -------------------------------------------------------------
102-24                     4.128           3.593           3.367           2.064   Yield
                              75              21              -1            -131   Spread
                   -------------------------------------------------------------

WAL                        1.761           1.354           1.233           0.812
Mod Durn                   1.627           1.271           1.164           0.785
Principal Window   Mar02 - Dec04   Mar02 - Dec04   Mar02 - Dec04   Mar02 - Dec04

LIBOR_1YR                   2.42            2.42            2.42            2.42
CMT_1YR                     2.22            2.22            2.22            2.22

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - X2 (NOTIONAL WITH GROUP 2)

Coupon            1.459            Dated             2/1/02
Settle            2/21/02          First Payment     3/25/02

PRICE         15 CPR, CALL (Y)   20 CPR, CALL (Y)   25 CPR, CALL (Y)   30 CPR, CALL (Y)   50 CPR, CALL (Y)   70 CPR, CALL (Y)
              ---------------------------------------------------------------------------------------------------------------
      1.34375           93.027             74.165             54.658             35.252           -37.536            -108.002 Yield
                          8954               7083               5146               3217             -3997              -11005 Spread
              ---------------------------------------------------------------------------------------------------------------
      1.37500           89.534             70.796             51.441             32.233           -39.657            -109.418 Yield
                          8604               6746               4824               2915             -4210              -11147 Spread
              ---------------------------------------------------------------------------------------------------------------
      1.40625           86.209              67.59              48.38             29.364            -41.67            -110.765 Yield
                          8272               6425               4518               2628             -4411              -11281 Spread
              ---------------------------------------------------------------------------------------------------------------
      1.43750            83.04             64.534             45.465             26.635           -43.583            -112.048 Yield
                          7955               6120               4226               2355             -4602              -11410 Spread
              ---------------------------------------------------------------------------------------------------------------
      1.46875           80.015             61.619             42.686             24.034           -45.404            -113.273 Yield
                          7652               5828               3948               2095             -4784              -11532 Spread
              ---------------------------------------------------------------------------------------------------------------
      1.50000           77.125             58.834             40.032             21.554           -47.139            -114.443 Yield
                          7363               5550               3683               1847             -4958              -11649 Spread
              ---------------------------------------------------------------------------------------------------------------
      1.53125            74.36             56.171             37.496             19.187           -48.795            -115.562 Yield
                          7087              5283                3429               1611             -5123              -11761 Spread
              ---------------------------------------------------------------------------------------------------------------
      1.56250           71.713             53.623             35.069             16.923           -50.377            -116.633 Yield
                          6822               5028               3187               1384             -5282              -11868 Spread
              ---------------------------------------------------------------------------------------------------------------
      1.59375           69.175              51.18             32.745             14.758            -51.89            -117.661 Yield
                          6568               4784               2954               1168             -5433              -11971 Spread
              ---------------------------------------------------------------------------------------------------------------
      1.62500            66.74             48.838             30.516             12.684           -53.338            -118.646 Yield
                          6325               4550               2731                960             -5578              -12070 Spread
              ---------------------------------------------------------------------------------------------------------------
      1.65625           64.402             46.589             28.378             10.696           -54.727            -119.593 Yield
                          6091               4325               2518                762             -5717              -12164 Spread
              ---------------------------------------------------------------------------------------------------------------

WAL                      3.244              2.867              2.534              2.238             1.286               0.765
Mod Durn                 0.699              0.726              0.762              0.816             1.166               1.728

LIBOR_1YR                 2.42               2.42               2.42               2.42              2.42                2.42
CMT_1YR                   2.22               2.22               2.22               2.22              2.22                2.22

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - X3 (NOTIONAL WITH GROUP 3)

Coupon            0.075            Dated             2/1/02
Settle            2/21/02          First Payment     3/25/02

PRICE       15 CPR, CALL (Y)   20 CPR, CALL (Y)   25 CPR, CALL (Y)   30 CPR, CALL (Y)   50 CPR, CALL (Y)   70 CPR, CALL (Y)
            ---------------------------------------------------------------------------------------------------------------
    0.04688          166.012            155.968            145.566             134.75            85.244              16.972 Yield
                       16225              15244              14223              13160              8281                1492 Spread
            ---------------------------------------------------------------------------------------------------------------
    0.06250          113.677            104.827             95.672             86.103            40.829             -22.557 Yield
                       10991              10130               9234               8295              3839               -2461 Spread
            ---------------------------------------------------------------------------------------------------------------
    0.07813            84.15             76.004             67.581             58.687            15.097             -45.827 Yield
                        8038               7247               6425               5553              1266               -4788 Spread
            ---------------------------------------------------------------------------------------------------------------
    0.09375           65.131             57.456             49.521             41.025            -1.953             -61.399 Yield
                        6137               5392               4619               3787              -439               -6345 Spread
            ---------------------------------------------------------------------------------------------------------------
    0.10938           51.776             44.442             36.857              28.61           -14.244             -72.686 Yield
                        4801               4091               3352               2546             -1668               -7474 Spread
            ---------------------------------------------------------------------------------------------------------------
    0.12500           41.812             34.739             27.422             19.336           -23.625             -81.325 Yield
                        3805               3121               2409               1618             -2606               -8337 Spread
            ---------------------------------------------------------------------------------------------------------------
    0.14063            34.04             27.174              20.07             12.093           -31.087             -88.201 Yield
                        3027               2364               1673                894             -3353               -9025 Spread
            ---------------------------------------------------------------------------------------------------------------
    0.15625           27.769             21.073             14.143               6.24           -37.206             -93.838 Yield
                        2400               1754               1081                309             -3964               -9589 Spread
            ---------------------------------------------------------------------------------------------------------------
    0.17188           22.573             16.021              9.236              1.386           -42.346             -98.566 Yield
                        1881               1249                590               -177             -4478              -10062 Spread
           ----------------------------------------------------------------------------------------------------------------
    0.18750           18.177             11.747              5.087             -2.726           -46.746            -102.605 Yield
                        1441                822                175               -588             -4918              -10465 Spread
            ---------------------------------------------------------------------------------------------------------------
    0.20313           14.393              8.069              1.517              -6.27           -50.571            -106.108 Yield
                        1063                454               -182               -942             -5301              -10816 Spread
            ---------------------------------------------------------------------------------------------------------------

WAL                    3.913              3.342              2.861              2.415             1.286               0.765
Mod Durn               1.387              1.425              1.465              1.489             1.457               1.582

LIBOR_1YR               2.42               2.42               2.42               2.42              2.42                2.42
CMT_1YR                 2.22               2.22               2.22               2.22              2.22                2.22

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - B1 -- TO MATURITY

Coupon     6.015       Dated           2/1/02
Settle     2/21/02     First Payment   3/25/02

                 ----------------------------------------------------------------------------------------------------------------
PRICE            5 CPR             10 CPR             15 CPR             25 CPR             30 CPR             45 CPR
                 ----------------------------------------------------------------------------------------------------------------
97-16                        5.441              5.602              5.832              6.205              6.334              6.669
                                39                 64                105                189                213                309
                 ----------------------------------------------------------------------------------------------------------------
97-20                        5.428              5.587              5.812              6.177              6.303              6.626
                                38                 62                103                186                210                305
                 ----------------------------------------------------------------------------------------------------------------
97-24                        5.415              5.571              5.792              6.149              6.272              6.583
                                36                 61                101                183                206                301
                 ----------------------------------------------------------------------------------------------------------------
97-28                        5.402              5.555              5.773              6.121               6.24               6.54
                                35                 59                 99                180                203                296
                 ----------------------------------------------------------------------------------------------------------------
98-00                        5.389              5.539              5.753              6.094              6.209              6.497
                                34                 58                 97                178                200                292
                 ----------------------------------------------------------------------------------------------------------------
98-04                        5.376              5.524              5.734              6.066              6.178              6.454
                                33                 56                 95                175                197                288
                 ----------------------------------------------------------------------------------------------------------------
98-08                        5.363              5.508              5.714              6.038              6.146              6.412
                                31                 55                 93                172                194                284
                 ----------------------------------------------------------------------------------------------------------------
98-12                         5.35              5.493              5.694               6.01              6.115              6.369
                                30                 53                 91                169                191                279
                 ----------------------------------------------------------------------------------------------------------------
98-16                        5.337              5.477              5.675              5.982              6.084              6.327
                                29                 51                 89                166                188                275
                 ----------------------------------------------------------------------------------------------------------------
98-20                        5.324              5.462              5.655              5.955              6.053              6.284
                                27                 50                 87                164                185                271
                 ----------------------------------------------------------------------------------------------------------------
98-24                        5.311              5.446              5.636              5.927              6.022              6.242
                                26                 48                 85                161                181                267
                 ----------------------------------------------------------------------------------------------------------------

WAL                         16.208             12.328              9.111               5.83              5.052              3.501
Mod Durn                     9.781              8.127              6.481              4.563              4.066              2.974
Principal Window     Mar02 - Dec31       Mar02 -Dec31     Mar02 - Dec 31       Mar02 -Dec31      Mar02 - Nov31      Mar02 - Jan31

LIBOR_1YR                  2.41625            2.41625            2.41625            2.41625            2.41625            2.41625
CMT_1YR                       2.22               2.22               2.22               2.22               2.22               2.22

                 ------------------------------------
PRICE            50 CPR            70 CPR
                 ------------------------------------
97-16                         6.77              7.194   Yield
                               334                420   Spread
                 ------------------------------------
97-20                        6.722              7.125   Yield
                               329                414   Spread
                 ------------------------------------
97-24                        6.675              7.056   Yield
                               325                407   Spread
                 ------------------------------------
97-28                        6.628              6.987   Yield
                               320                400   Spread
                 ------------------------------------
98-00                        6.581              6.919   Yield
                               315                393   Spread
                 ------------------------------------
98-04                        6.534               6.85   Yield
                               311                386   Spread
                 ------------------------------------
98-08                        6.487              6.782   Yield
                               306                379   Spread
                 ------------------------------------
98-12                         6.44              6.714   Yield
                               301                373   Spread
                 ------------------------------------
98-16                        6.393              6.646   Yield
                               297                366   Spread
                 ------------------------------------
98-20                        6.347              6.579   Yield
                               292                359   Spread
                 ------------------------------------
98-24                          6.3              6.511   Yield
                               287                352   Spread
                 ------------------------------------

WAL                          3.146              2.093
Mod Durn                     2.704               1.86
Principal Window     Mar02 - Jun28      Mar02 - Jan19

LIBOR_1YR                  2.41625            2.41625
CMT_1YR                       2.22               2.22

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - B2 -- TO MATURITY

Coupon      6.015         Dated           2/1/02
Settle      2/21/02       First Payment   3/25/02

                 ----------------------------------------------------------------------------------------------------------------
PRICE            5 CPR             10 CPR             15 CPR             25 CPR             30 CPR             45 CPR
                 ----------------------------------------------------------------------------------------------------------------
95-28                        5.614               5.81              6.092              6.575              6.749              7.236
                                56                 85                131                226                254                366
                 ----------------------------------------------------------------------------------------------------------------
96-00                          5.6              5.794              6.072              6.546              6.717              7.192
                                55                 83                129                223                251                362
                 ----------------------------------------------------------------------------------------------------------------
96-04                        5.587              5.778              6.052              6.518              6.685              7.148
                                54                 82                127                220                248                357
                 ----------------------------------------------------------------------------------------------------------------
96-08                        5.573              5.762              6.032              6.489              6.653              7.104
                                52                 80                125                217                245                353
                 ----------------------------------------------------------------------------------------------------------------
96-12                         5.56              5.746              6.012               6.46              6.621               7.06
                                51                 78                123                214                241                348
                 ----------------------------------------------------------------------------------------------------------------
96-16                        5.547              5.729              5.991              6.432              6.589              7.016
                                50                 77                121                211                238                344
                 ----------------------------------------------------------------------------------------------------------------
96-20                        5.533              5.713              5.971              6.403              6.557              6.973
                                48                 75                119                209                235                340
                 ----------------------------------------------------------------------------------------------------------------
96-24                         5.52              5.698              5.951              6.375              6.525              6.929
                                47                 74                117                206                232                335
                 ----------------------------------------------------------------------------------------------------------------
96-28                        5.507              5.682              5.931              6.347              6.493              6.885
                                46                 72                115                203                229                331
                 ----------------------------------------------------------------------------------------------------------------
97-00                        5.494              5.666              5.911              6.318              6.461              6.842
                                44                 70                113                200                225                327
                 ----------------------------------------------------------------------------------------------------------------
97-04                         5.48               5.65              5.891               6.29              6.429              6.798
                                43                 69                111                197                222                322
                 ----------------------------------------------------------------------------------------------------------------

WAL                         16.208             12.328              9.111               5.83              5.052              3.501
Mod Durn                      9.69              8.058              6.427              4.526              4.034               2.95
Principal Window     Mar02 - Dec31      Mar02 - Dec31      Mar02 - Dec31      Mar02 - Dec31      Mar02 - Nov31      Mar02 - Aug30

LIBOR_1YR                  2.41625            2.41625            2.41625            2.41625            2.41625            2.41625
CMT_1YR                       2.22               2.22               2.22               2.22               2.22               2.22

                 ------------------------------------
PRICE            50 CPR             70 CPR
                 ------------------------------------
95-28                        7.394              8.102   Yield
                               397                511   Spread
                 ------------------------------------
96-00                        7.345              8.032   Yield
                               392                504   Spread
                 ------------------------------------
96-04                        7.297              7.961   Yield
                               387                497   Spread
                 ------------------------------------
96-08                        7.248              7.891   Yield
                               382                490   Spread
                 ------------------------------------
96-12                          7.2               7.82   Yield
                               377                483   Spread
                 ------------------------------------
96-16                        7.152               7.75   Yield
                               372                476   Spread
                 ------------------------------------
96-20                        7.104               7.68   Yield
                               368                469   Spread
                 ------------------------------------
96-24                        7.056               7.61   Yield
                               363                462   Spread
                 ------------------------------------
96-28                        7.008               7.54   Yield
                               358                455   Spread
                 ------------------------------------
97-00                         6.96              7.471   Yield
                               353                448   Spread
                 ------------------------------------
97-04                        6.912              7.401   Yield
                               348                441   Spread
                 ------------------------------------

WAL                          3.146              2.093
Mod Durn                     2.681              1.841
Principal Window     Mar02 - Dec27      Mar02 - Oct18

LIBOR_1YR                  2.41625            2.41625
CMT_1YR                       2.22               2.22

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - B1

Coupon            6.015               Dated               2/1/02
Settle            2/21/02             First Payment       3/25/02

---------------------------------------------------------------------------------------------------------------------
PRICE                5 CPR, CALL (Y)    10 CPR, CALL (Y)     15 CPR, CALL (Y)    20 CPR, CALL (Y)    25 CPR, CALL (Y)
---------------------------------------------------------------------------------------------------------------------
100-04                    7.384               7.164                6.835               6.545               6.334  Yield
                            233                 222                  215                 215                 210  Spread
----------------------------------------------------------------------------------------------------------------
100-08                    7.371               7.148                6.815                6.52               6.305  Yield
                            231                 220                  213                 212                 207  Spread
----------------------------------------------------------------------------------------------------------------
100-12                    7.357               7.132                6.795               6.495               6.276  Yield
                            230                 219                  211                 210                 204  Spread
----------------------------------------------------------------------------------------------------------------
100-16                    7.344               7.116                6.775               6.471               6.247  Yield
                            229                 217                  209                 208                 201  Spread
----------------------------------------------------------------------------------------------------------------
100-20                    7.331                 7.1                6.755               6.446               6.218  Yield
                            227                 215                  207                 205                 198  Spread
----------------------------------------------------------------------------------------------------------------
100-24                    7.318               7.084                6.735               6.421               6.189  Yield
                            226                 214                  205                 203                 195  Spread
----------------------------------------------------------------------------------------------------------------
100-28                    7.304               7.068                6.715               6.397                6.16  Yield
                            225                 212                  203                 200                 193  Spread
----------------------------------------------------------------------------------------------------------------
101-00                    7.291               7.052                6.695               6.372               6.131  Yield
                            223                 211                  201                 198                 190  Spread
----------------------------------------------------------------------------------------------------------------
101-04                    7.278               7.036                6.675               6.348               6.102  Yield
                            222                 209                  199                 195                 187  Spread
----------------------------------------------------------------------------------------------------------------
101-08                    7.265               7.021                6.655               6.323               6.073  Yield
                            221                 207                  197                 193                 184  Spread
----------------------------------------------------------------------------------------------------------------
101-12                    7.252               7.005                6.635               6.299               6.045  Yield
                            219                 206                  195                 190                 181  Spread
----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
PRICE              30 CPR, CALL (Y)    45 CPR, CALL (Y)    50 CPR, CALL (Y)     70 CPR, CALL (Y)
------------------------------------------------------------------------------------------------
100-04                    6.175                5.93                5.887                5.72   Yield
                            220                 256                  266                 310   Spread
-----------------------------------------------------------------------------------------------
100-08                    6.142               5.882                5.833               5.633   Yield
                            217                 251                  261                 301   Spread
-----------------------------------------------------------------------------------------------
100-12                    6.109               5.835                 5.78               5.545   Yield
                            213                 247                  255                 292   Spread
-----------------------------------------------------------------------------------------------
100-16                    6.076               5.787                5.726               5.458   Yield
                            210                 242                  250                 284   Spread
-----------------------------------------------------------------------------------------------
100-20                    6.043                5.74                5.673               5.371   Yield
                            207                 237                  245                 275   Spread
-----------------------------------------------------------------------------------------------
100-24                     6.01               5.693                 5.62               5.284   Yield
                            203                 232                  240                 266   Spread
-----------------------------------------------------------------------------------------------
100-28                    5.977               5.645                5.567               5.197   Yield
                            200                 228                  234                 257   Spread
-----------------------------------------------------------------------------------------------
101-00                    5.944               5.598                5.514                5.11   Yield
                            197                 223                  229                 249   Spread
-----------------------------------------------------------------------------------------------
101-04                    5.911               5.551                5.461               5.024   Yield
                            194                 218                  224                 240   Spread
-----------------------------------------------------------------------------------------------
101-08                    5.878               5.504                5.408               4.938   Yield
                            190                 214                  218                 231   Spread
-----------------------------------------------------------------------------------------------
101-12                    5.845               5.457                5.356               4.851   Yield
                            187                 209                  213                 223   Spread
-----------------------------------------------------------------------------------------------

WAL                      16.861              11.937                8.409               6.342                5.18
Mod Durn                  9.353               7.794                  6.2               5.021               4.272
Principal Window  Mar02 - Dec26       Mar02 - Mar20       Mar02 - Jan15        Mar02 - Nov11       Mar02 - Oct09

WAL                        4.428               2.944               2.591                1.528
Mod Durn                   3.749               2.616               2.328                1.423
Principal Window  Mar02 - May08       Mar02 - Dec05       Mar02 - Jun05        Mar02 - Jan04

FORWARD CURVES FOR 1YR LIBOR & 1 YR CMT

LIBOR_1YR   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36     2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823
CMT_1YR     2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00     2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423

LIBOR_1YR   3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823   3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243
CMT_1YR     3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423   3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040

LIBOR_1YR   3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243   3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434
CMT_1YR     2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040   2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464

LIBOR_1YR   3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434   3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874
CMT_1YR     2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464   2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110

LIBOR_1YR   2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874   2.8434 3.0243 3.1823 3.36
CMT_1YR     2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110   2.5464 2.7040 2.8423 3.00

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - B2

Coupon              6.015             Dated               2/1/02
Settle              2/21/02           First Payment       3/25/02

---------------------------------------------------------------------------------------------------------------------
PRICE           5 CPR, CALL (Y)    10 CPR, CALL (Y)     15 CPR, CALL (Y)    20 CPR, CALL (Y)    25 CPR, CALL (Y)
---------------------------------------------------------------------------------------------------------------------
98-12                     7.573              7.391                 7.12               6.897               6.748
                            252                244                  244                 250                 251
---------------------------------------------------------------------------------------------------------------------
98-16                      7.56              7.374                7.099               6.871               6.718
                            250                243                  242                 248                 248
---------------------------------------------------------------------------------------------------------------------
98-20                     7.546              7.358                7.079               6.846               6.688
                            249                241                  240                 245                 245
---------------------------------------------------------------------------------------------------------------------
98-24                     7.532              7.341                7.058               6.821               6.658
                            248                240                  238                 243                 242
---------------------------------------------------------------------------------------------------------------------
98-28                     7.519              7.325                7.038               6.795               6.628
                            246                238                  236                 240                 239
---------------------------------------------------------------------------------------------------------------------
99-00                     7.505              7.309                7.017                6.77               6.599
                            245                236                  234                 238                 236
---------------------------------------------------------------------------------------------------------------------
99-04                     7.492              7.293                6.997               6.745               6.569
                            243                235                  231                 235                 234
---------------------------------------------------------------------------------------------------------------------
99-08                     7.478              7.276                6.976                6.72                6.54
                            242                233                  229                 232                 231
---------------------------------------------------------------------------------------------------------------------
99-12                     7.465               7.26                6.956               6.695                6.51
                            241                231                  227                 230                 228
---------------------------------------------------------------------------------------------------------------------
99-16                     7.451              7.244                6.936                6.67               6.481
                            239                230                  225                 227                 225
---------------------------------------------------------------------------------------------------------------------
99-20                     7.438              7.228                6.915               6.645               6.451
                            238                228                  223                 225                 222
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PRICE          30 CPR, CALL (Y)    45 CPR, CALL (Y)     50 CPR, CALL (Y)    70 CPR, CALL (Y)
---------------------------------------------------------------------------------------------------------------------
98-12                     6.646               6.605                6.646               6.964
                            267                 324                  342                 434
---------------------------------------------------------------------------------------------------------------------
98-16                     6.612               6.557                6.591               6.874
                            264                 319                  337                 425
---------------------------------------------------------------------------------------------------------------------
98-20                     6.578               6.508                6.536               6.785
                            260                 314                  331                 416
---------------------------------------------------------------------------------------------------------------------
98-24                     6.544               6.459                6.482               6.695
                            257                 309                  326                 407
---------------------------------------------------------------------------------------------------------------------
98-28                      6.51               6.411                6.427               6.606
                            253                 304                  320                 398
---------------------------------------------------------------------------------------------------------------------
99-00                     6.477               6.362                6.373               6.516
                            250                 299                  315                 389
---------------------------------------------------------------------------------------------------------------------
99-04                     6.443               6.314                6.318               6.427
                            247                 294                  309                 380
---------------------------------------------------------------------------------------------------------------------
99-08                     6.409               6.266                6.264               6.338
                            243                 290                  304                 372
---------------------------------------------------------------------------------------------------------------------
99-12                     6.376               6.217                 6.21                6.25
                            240                 285                  298                 363
---------------------------------------------------------------------------------------------------------------------
99-16                     6.342               6.169                6.156               6.161
                            237                 280                  293                 354
---------------------------------------------------------------------------------------------------------------------
99-20                     6.309               6.121                6.102               6.073
                            233                 275                  288                 345
---------------------------------------------------------------------------------------------------------------------

FORWARD CURVES FOR 1YR LIBOR & 1 YR CMT

LIBOR_1YR   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823
CMT_1YR     2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423

LIBOR_1YR   3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243
CMT_1YR     3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040

LIBOR_1YR   3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434
CMT_1YR     2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464

LIBOR_1YR   3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 2.4300 2.1400 2.4278 2.5471 2.6874 2.8434
CMT_1YR     2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 2.2300 2.0000 2.1844 2.2867 2.4110 2.5464

LIBOR_1YR   3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36
CMT_1YR     2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - B3

Coupon          6.015            Dated                  2/1/02
Settle          2/21/02          First Payment          3/25/02

PRICE           5 CPR, CALL (Y)    10 CPR, CALL (Y)     15 CPR, CALL (Y)    20 CPR, CALL (Y)    25 CPR, CALL (Y)
----------------------------------------------------------------------------------------------------------------
96-20                     7.768              7.623                7.412               7.257               7.171  Yield
                            271                268                  273                 286                 294  Spread
----------------------------------------------------------------------------------------------------------------
96-24                     7.754              7.607                7.391               7.231                7.14  Yield
                            270                266                  271                 284                 291  Spread
----------------------------------------------------------------------------------------------------------------
96-28                      7.74               7.59                 7.37               7.205                7.11  Yield
                            268                264                  269                 281                 288  Spread
----------------------------------------------------------------------------------------------------------------
97-00                     7.726              7.573                7.349               7.179               7.079  Yield
                            267                263                  267                 278                 285  Spread
----------------------------------------------------------------------------------------------------------------
97-04                     7.712              7.556                7.328               7.154               7.049  Yield
                            265                261                  265                 276                 281  Spread
----------------------------------------------------------------------------------------------------------------
97-08                     7.698               7.54                7.307               7.128               7.019  Yield
                            264                259                  263                 273                 278  Spread
----------------------------------------------------------------------------------------------------------------
97-12                     7.684              7.523                7.286               7.102               6.988  Yield
                            263                258                  260                 271                 275  Spread
----------------------------------------------------------------------------------------------------------------
97-16                      7.67              7.506                7.265               7.076               6.958  Yield
                            261                256                  258                 268                 272  Spread
----------------------------------------------------------------------------------------------------------------
97-20                     7.656               7.49                7.244                7.05               6.928  Yield
                            260                254                  256                 266                 269  Spread
----------------------------------------------------------------------------------------------------------------
97-24                     7.642              7.473                7.223               7.025               6.898  Yield
                            259                253                  254                 263                 266  Spread
----------------------------------------------------------------------------------------------------------------
97-28                     7.628              7.456                7.203               6.999               6.868  Yield
                            257                251                  252                 260                 263  Spread
----------------------------------------------------------------------------------------------------------------

WAL                      16.861             11.937                8.409               6.342                5.18
Mod Durn                  9.179              7.673                6.116               4.956               4.221
Principal Window    Mar02 - Dec26      Mar02 - Mar20        Mar02 - Jan15        Mar02 - Nov11       Mar02 - Oct09

PRICE          30 CPR, CALL (Y)   45 CPR, CALL (Y)     50 CPR, CALL (Y)    70 CPR, CALL (Y)
-------------------------------------------------------------------------------------------
96-20                     7.128              7.297                7.423               8.241 Yield
                            315                393                  420                 562 Spread
-------------------------------------------------------------------------------------------
96-24                     7.094              7.247                7.367               8.148 Yield
                            312                388                  414                 553 Spread
-------------------------------------------------------------------------------------------
96-28                     7.059              7.197                7.311               8.056 Yield
                            308                383                  409                 543 Spread
-------------------------------------------------------------------------------------------
97-00                     7.024              7.147                7.255               7.964 Yield
                            305                378                  403                 534 Spread
-------------------------------------------------------------------------------------------
97-04                     6.989              7.098                7.199               7.873 Yield
                            301                373                  397                 525 Spread
-------------------------------------------------------------------------------------------
97-08                     6.955              7.048                7.143               7.781 Yield
                            298                368                  392                 516 Spread
-------------------------------------------------------------------------------------------
97-12                      6.92              6.999                7.088               7.689 Yield
                            294                363                  386                 507 Spread
-------------------------------------------------------------------------------------------
97-16                     6.886              6.949                7.032               7.598 Yield
                            291                358                  381                 498 Spread
-------------------------------------------------------------------------------------------
97-20                     6.851                6.9                6.977               7.507 Yield
                            288                353                  375                 488 Spread
-------------------------------------------------------------------------------------------
97-24                     6.817               6.85                6.921               7.416 Yield
                            284                348                  370                 479 Spread
-------------------------------------------------------------------------------------------
97-28                     6.783              6.801                6.866               7.325 Yield
                            281                343                  364                 470 Spread
-------------------------------------------------------------------------------------------

WAL                       4.428              2.944                2.591               1.528
Mod Durn                  3.706              2.584                2.298                 1.4
Principal Window    Mar02 - May08      Mar02 - Dec05         Mar02 - Jun05      Mar02 - Jan04


FORWARD CURVES FOR 1YR LIBOR & 1 YR CMT

LIBOR_1YR  2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823
CMT_1YR    2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423

LIBOR_1YR  3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243
CMT_1YR    3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040

LIBOR_1YR  3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434
CMT_1YR    2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464

LIBOR_1YR  3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874
CMT_1YR    2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110

LIBOR_1YR  2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36
CMT_1YR    2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00

GSR0201 - PRICE/YIELD - B1  -- TO MATURITY

Coupon         6.015            Dated             2/1/02
Settle         2/21/02          First Payment     3/25/02

                    -----------------------------------------------------------------------------------------
PRICE                  5 CPR     10 CPR     15 CPR     25 CPR    30 CPR     45 CPR      50 CPR      70 CPR
                    -----------------------------------------------------------------------------------------
100-16                    7.348      7.145     6.856     6.422      6.282       5.978      5.903        5.656   Yield
                            227        217       204       210        207         240        247          267   Spread
                    -----------------------------------------------------------------------------------------
100-20                    7.335       7.13     6.837     6.395      6.252       5.937      5.858         5.59   Yield
                            226        216       202       207        204         236        243          260   Spread
                    -----------------------------------------------------------------------------------------
100-24                    7.322      7.114     6.818     6.368      6.222       5.896      5.813        5.525   Yield
                            225        214       200       204        201         232        238          254   Spread
                    -----------------------------------------------------------------------------------------
100-28                    7.309      7.099     6.799     6.342      6.193       5.855      5.768         5.46   Yield
                            224        212       198       202        198         228        234          247   Spread
                    -----------------------------------------------------------------------------------------
101-00                    7.296      7.083      6.78     6.315      6.163       5.814      5.723        5.395   Yield
                            222        211       196       199        195         224        229          241   Spread
                    -----------------------------------------------------------------------------------------
101-04                    7.283      7.068     6.761     6.289      6.133       5.774      5.678        5.329   Yield
                            221        209       195       196        192         220        225          234   Spread
                    -----------------------------------------------------------------------------------------
101-08                     7.27      7.053     6.743     6.262      6.103       5.733      5.634        5.265   Yield
                            220        208       193       194        189         216        220          228   Spread
                    -----------------------------------------------------------------------------------------
101-12                    7.257      7.037     6.724     6.236      6.074       5.692      5.589          5.2   Yield
                            218        206       191       191        186         211        216          221   Spread
                    -----------------------------------------------------------------------------------------
101-16                    7.244      7.022     6.705      6.21      6.044       5.652      5.545        5.135   Yield
                            217        205       189       188        183         207        212          215   Spread
                    -----------------------------------------------------------------------------------------
101-20                    7.231      7.007     6.686     6.184      6.015       5.611        5.5        5.071   Yield
                            216        203       187       186        180         203        207          208   Spread
                    -----------------------------------------------------------------------------------------
101-24                    7.218      6.992     6.668     6.157      5.985       5.571      5.456        5.006   Yield
                            214        202       185       183        177         199        203          202   Spread
                    -----------------------------------------------------------------------------------------

WAL                       17.28     12.847     9.339     5.884      5.081       3.507      3.149        2.093
Mod Durn                  9.436      8.027     6.543     4.664      4.153        3.03      2.754        1.897
Principal Window    Mar02 -      Mar02 -    Mar02 -    Mar02 -   Mar02 -    Mar02 -     Mar02 -     Mar02 -
                    Dec31        Dec31      Dec31      Dec31     Dec31      May31       Sep28       Mar19

FORWARD CURVES: 1YR CMT/1YR LIBOR

LIBOR_1YR           2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243
CMT_1YR             2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040

LIBOR_1YR           3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874
CMT_1YR             2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110

LIBOR_1YR           2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278
CMT_1YR             2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844

LIBOR_1YR           2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300
CMT_1YR             2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300

LIBOR_1YR           2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36
CMT_1YR             2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - B2  -- TO MATURITY

Coupon             6.015             Dated            2/1/02
Settle             2/21/02           First Payment    3/25/02

                    -----------------------------------------------------------------------------------------
PRICE                  5 CPR     10 CPR     15 CPR     25 CPR    30 CPR     45 CPR      50 CPR      70 CPR
                    -----------------------------------------------------------------------------------------
98-28                     7.522      7.349     7.106     6.772      6.676       6.518      6.497         6.52  Yield
                            245        237       229       245        246         294        307          353  Spread
                    -----------------------------------------------------------------------------------------
99-00                     7.508      7.333     7.087     6.745      6.645       6.476      6.451        6.453  Yield
                            243        236       227       242        243         290        302          346  Spread
                    -----------------------------------------------------------------------------------------
99-04                     7.495      7.317     7.067     6.718      6.615       6.434      6.405        6.386  Yield
                            242        234       225       239        240         286        298          340  Spread

                    -----------------------------------------------------------------------------------------
99-08                     7.481      7.302     7.048     6.691      6.584       6.392      6.359        6.319  Yield
                            241        233       223       237        237         281        293          333  Spread
                    -----------------------------------------------------------------------------------------
99-12                     7.468      7.286     7.028     6.663      6.554        6.35      6.313        6.252  Yield
                            239        231       221       234        234         277        288          326  Spread
                    -----------------------------------------------------------------------------------------
99-16                     7.455       7.27     7.009     6.636      6.523       6.309      6.267        6.185  Yield
                            238        230       219       231        231         273        284          320  Spread
                    -----------------------------------------------------------------------------------------
99-20                     7.441      7.254      6.99     6.609      6.493       6.267      6.221        6.118  Yield
                            237        228       217       228        228         269        279          313  Spread
                    -----------------------------------------------------------------------------------------
99-24                     7.428      7.239     6.971     6.582      6.463       6.225      6.176        6.052  Yield
                            235        226       215       226        225         265        275          306  Spread
                    -----------------------------------------------------------------------------------------
99-28                     7.414      7.223     6.951     6.555      6.432       6.184       6.13        5.986  Yield
                            234        225       214       223        222         261        270          300  Spread
                    -----------------------------------------------------------------------------------------
100-00                    7.401      7.207     6.932     6.529      6.402       6.143      6.084        5.919  Yield
                            233        223       212       220        219         256        266          293  Spread
                    -----------------------------------------------------------------------------------------
100-04                    7.388      7.192     6.913     6.502      6.372       6.101      6.039        5.853  Yield
                            231        222       210       218        216         252        261          286  Spread
                    -----------------------------------------------------------------------------------------

WAL                       17.28     12.847     9.339     5.884      5.081       3.507      3.149        2.093
Mod Durn                  9.354      7.963     6.491     4.627      4.122       3.006      2.731        1.878
Principal Window    Mar02 -      Mar02 -    Mar02 -    Mar02 -   Mar02 -    Mar02 -     Mar02 -     Mar02 -
                    Dec31        Dec31      Dec31      Dec31     Dec31      Dec30       Mar28       Nov18

FORWARD CURVES: 1YR CMT/1YR LIBOR

LIBOR_1YR           2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243
CMT_1YR             2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040

LIBOR_1YR           3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874
CMT_1YR             2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110

LIBOR_1YR           2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278
CMT_1YR             2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844

LIBOR_1YR           2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300
CMT_1YR             2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300

LIBOR_1YR           2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36
CMT_1YR             2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - B3  -- TO MATURITY

Coupon       6.015            Dated             2/1/02
Settle       2/21/02          First Payment     3/25/02

                    -----------------------------------------------------------------------------------------
PRICE                  5 CPR     10 CPR     15 CPR     25 CPR    30 CPR     45 CPR      50 CPR      70 CPR
                    -----------------------------------------------------------------------------------------
96-28                     7.741      7.607     7.422     7.216      7.174       7.201      7.249        7.616  Yield
                            267        263       261       289        296         362        382          463  Spread
                    -----------------------------------------------------------------------------------------
97-00                     7.728      7.591     7.402     7.188      7.142       7.157      7.202        7.546  Yield
                            265        262       259       286        293         358        377         456   Spread
                    -----------------------------------------------------------------------------------------
97-04                     7.714      7.574     7.382      7.16      7.111       7.114      7.154        7.477  Yield
                            264        260       257       283        290         354        373          449  Spread
                    -----------------------------------------------------------------------------------------
97-08                       7.7      7.558     7.362     7.132      7.079       7.071      7.107        7.408  Yield
                            263        258       255       281        287         349        368          442  Spread
                    -----------------------------------------------------------------------------------------
97-12                     7.686      7.542     7.342     7.104      7.048       7.028      7.059        7.339  Yield
                            261        257       253       278        284         345        363          435  Spread
                    -----------------------------------------------------------------------------------------
97-16                     7.672      7.525     7.322     7.076      7.017       6.985      7.012         7.27  Yield
                            260        255       251       275        281         341        358          428  Spread
                    -----------------------------------------------------------------------------------------
97-20                     7.658      7.509     7.303     7.048      6.985       6.942      6.965        7.201  Yield
                            258        254       249       272        277         336        354          421  Spread
                    -----------------------------------------------------------------------------------------
97-24                     7.645      7.493     7.283      7.02      6.954       6.899      6.917        7.132  Yield
                            257        252       247       269        274         332        349          414  Spread
                    -----------------------------------------------------------------------------------------
97-28                     7.631      7.477     7.263     6.992      6.923       6.857       6.87        7.063  Yield
                            256        250       245       267        271         328        344          407  Spread
                    -----------------------------------------------------------------------------------------
98-00                     7.617      7.461     7.243     6.965      6.892       6.814      6.824        6.995  Yield
                            254        249       243       264        268         324        339          401  Spread
                    -----------------------------------------------------------------------------------------
98-04                     7.603      7.445     7.224     6.937      6.861       6.771      6.777        6.927  Yield
                            253        247       241       261        265         319        335          394  Spread
                    -----------------------------------------------------------------------------------------

WAL                       17.28     12.847     9.339     5.884      5.081       3.507      3.149        2.093
Mod Durn                   9.25      7.882     6.426     4.582      4.082       2.976      2.703        1.854
Principal Window    Mar02 -      Mar02 -    Mar02 -    Mar02 -   Mar02 -    Mar02 -     Mar02 -     Mar02 -
                    Dec31        Dec31      Dec31      Dec31     Dec31      Jan30       Apr27       Mar18

FORWARD CURVES: 1YR CMT/1YR LIBOR

LIBOR_1YR           2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243
CMT_1YR             2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040

LIBOR_1YR           3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874
CMT_1YR             2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110

LIBOR_1YR           2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278
CMT_1YR             2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844

LIBOR_1YR           2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300
CMT_1YR             2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300

LIBOR_1YR           2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36
CMT_1YR             2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - B4  -- TO MATURITY

Coupon       6.015            Dated             2/1/02
Settle       2/21/02          First Payment     3/25/02

                    -----------------------------------------------------------------------------------------
PRICE                  5 CPR     10 CPR     15 CPR     25 CPR    30 CPR     45 CPR      50 CPR      70 CPR
                    -----------------------------------------------------------------------------------------
84-16                     9.277      9.402     9.622    10.298      10.63      11.948     12.483       15.318  Yield
                            420        443       481       597        642         837        905         1233  Spread
                    -----------------------------------------------------------------------------------------
84-20                      9.26      9.382     9.597    10.264     10.591      11.895     12.425       15.231  Yield
                            419        441       478       594        638         832        900         1224  Spread
                    -----------------------------------------------------------------------------------------
84-24                     9.243      9.362     9.573     10.23     10.553      11.842     12.366       15.144  Yield
                            417        439       476       590        634         826        894         1216  Spread
                    -----------------------------------------------------------------------------------------
84-28                     9.226      9.342     9.548    10.195     10.515      11.789     12.308       15.058  Yield
                            415        437       473       587        630         821        888         1207  Spread
                    -----------------------------------------------------------------------------------------
85-00                     9.208      9.322     9.524    10.161     10.476      11.736      12.25       14.972  Yield
                            413        435       471       584        626         816        882         1198  Spread
                    ------------------------------------------------------------------------------------ ----
85-04                     9.191      9.302     9.499    10.127     10.438      11.684     12.192       14.886  Yield
                            412        433       468       580        623         811        876         1190  Spread
                    -----------------------------------------------------------------------------------------
85-08                     9.174      9.282     9.475    10.093       10.4      11.631     12.134         14.8  Yield
                            410        431       466       577        619         805        870         1181  Spread
                    -----------------------------------------------------------------------------------------
85-12                     9.157      9.262     9.451    10.059     10.362      11.579     12.076       14.714  Yield
                            408        429       463       573        615         800        865         1173  Spread
                    -----------------------------------------------------------------------------------------
85-16                      9.14      9.242     9.426    10.025     10.324      11.527     12.018       14.628  Yield
                            407        427       461       570        611         795        859         1164  Spread
                    -----------------------------------------------------------------------------------------
85-20                     9.123      9.223     9.402     9.991     10.286      11.474     11.961       14.543  Yield
                            405        425       459       567        607         790        853         1155  Spread
                    -----------------------------------------------------------------------------------------
85-24                     9.106      9.203     9.378     9.957     10.248      11.422     11.903       14.458  Yield
                            403        423       456       563        604         784        847         1147  Spread
                    -----------------------------------------------------------------------------------------

WAL                       17.28     12.847     9.339     5.884      5.081       3.507      3.149        2.093
Mod Durn                  8.562      7.351     6.007      4.29      3.829       2.784      2.522        1.701
Principal Window    Mar02 -      Mar02 -    Mar02 -    Mar02 -   Mar02 -    Mar02 -     Mar02 -     Mar02 -
                    Dec31        Dec31      Dec31      Dec31     Dec31      Sep29       Dec26       Dec17

FORWARD CURVES: 1YR CMT/1YR LIBOR

LIBOR_1YR           2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243
CMT_1YR             2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040

LIBOR_1YR           3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874
CMT_1YR             2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110

LIBOR_1YR           2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278
CMT_1YR             2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844

LIBOR_1YR           2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300
CMT_1YR             2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300

LIBOR_1YR           2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36
CMT_1YR             2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - B5  -- TO MATURITY

Coupon       6.015             Dated            2/1/02
Settle       2/21/02           First Payment    3/25/02

                    -----------------------------------------------------------------------------------------
PRICE                  5 CPR     10 CPR     15 CPR     25 CPR    30 CPR     45 CPR      50 CPR      70 CPR
                    -----------------------------------------------------------------------------------------
68-04                    11.967     12.508     13.41    15.589     16.549      20.111     21.518       28.922  Yield
                            689        753       859      1126       1234        1653       1809         2593  Spread
                    -----------------------------------------------------------------------------------------
68-08                    11.943      12.48    13.376    15.541     16.496      20.038     21.436       28.798  Yield
                            687        751       856      1122       1228        1646       1801         2581  Spread
                    -----------------------------------------------------------------------------------------
68-12                    11.918     12.452    13.342    15.494     16.443      19.965     21.355       28.674  Yield
                            684        748       853      1117       1223        1639       1793         2569  Spread
                    -----------------------------------------------------------------------------------------
68-16                    11.894     12.424    13.308    15.447      16.39      19.892     21.275       28.551  Yield
                            682        745       849      1112       1218        1631       1785         2556  Spread
                    -----------------------------------------------------------------------------------------
68-20                     11.87     12.397    13.274      15.4     16.338       19.82     21.194       28.428  Yield
                            680        742       846      1107       1213        1624       1777         2544  Spread
                    -----------------------------------------------------------------------------------------
68-24                    11.845     12.369    13.241    15.353     16.285      19.747     21.114       28.305  Yield
                            677        739       842      1103       1207        1617       1768         2532  Spread
                    -----------------------------------------------------------------------------------------
68-28                    11.821     12.341    13.207    15.306     16.233      19.675     21.033       28.183  Yield
                            675        737       839      1098       1202        1610       1760         2519  Spread
                    -----------------------------------------------------------------------------------------
69-00                    11.797     12.314    13.174     15.26     16.181      19.603     20.954       28.061  Yield
                            672        734       836      1093       1197        1603       1752         2507  Spread
                    -----------------------------------------------------------------------------------------
69-04                    11.773     12.286     13.14    15.213     16.129      19.531     20.874        27.94  Yield
                            670        731       832      1089       1192        1595       1745         2495  Spread
                    -----------------------------------------------------------------------------------------
69-08                    11.749     12.259    13.107    15.167     16.077      19.459     20.794       27.819  Yield
                            668        728       829      1084       1187        1588       1737         2483  Spread
                    -----------------------------------------------------------------------------------------
69-12                    11.726     12.232    13.074    15.121     16.026      19.388     20.715       27.698  Yield
                            665        726       826      1080       1181        1581       1729         2471  Spread
                    -----------------------------------------------------------------------------------------

WAL                       17.28     12.847     9.339     5.884      5.081       3.507      3.149        2.093
Mod Durn                  7.494      6.541     5.382     3.865      3.459       2.501      2.255        1.478
Principal Window    Mar02 -      Mar02 -    Mar02 -    Mar02 -   Mar02 -    Mar02 -     Mar02 -     Mar02 -
                    Dec31        Dec31      Dec31      Dec31     Dec31      Oct28       Jan26       May17

FORWARD CURVES: 1YR CMT/1YR LIBOR

LIBOR_1YR           2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243
CMT_1YR             2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040

LIBOR_1YR           3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874
CMT_1YR             2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110

LIBOR_1YR           2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278
CMT_1YR             2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844

LIBOR_1YR           2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300
CMT_1YR             2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300

LIBOR_1YR           2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36
CMT_1YR             2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - B6  -- TO MATURITY

Coupon            6.015             Dated            2/1/02
Settle            2/21/02           First Payment    3/25/02

                    -----------------------------------------------------------------------------------------
PRICE                  5 CPR     10 CPR     15 CPR     25 CPR    30 CPR     45 CPR      50 CPR      70 CPR
                    -----------------------------------------------------------------------------------------
24-12                    33.058     35.005    39.464    50.563     55.338      74.823      83.11      130.868  Yield
                           2798       3003      3465      4624       5113        7125       7968        12788  Spread
                    -----------------------------------------------------------------------------------------
24-16                    32.897     34.843    39.286    50.336     55.088      74.465     82.701      130.149  Yield
                           2782       2987      3447      4601       5088        7089       7927        12716  Spread
                    -----------------------------------------------------------------------------------------
24-20                    32.738     34.683     39.11     50.11     54.839      74.109     82.296      129.436  Yield
                           2766       2971      3429      4578       5063        7053       7887        12645  Spread
                    -----------------------------------------------------------------------------------------
24-24                     32.58     34.524    38.936    49.886     54.593      73.756     81.894      128.729  Yield
                           2751       2955      3412      4556       5038        7018       7846        12574  Spread
                    -----------------------------------------------------------------------------------------
24-28                    32.424     34.367    38.763    49.664     54.348      73.405     81.495      128.029  Yield
                           2735       2939      3395      4534       5014        6983       7807        12504  Spread
                    -----------------------------------------------------------------------------------------
25-00                     32.27     34.211    38.592    49.443     54.105      73.058     81.099      127.335  Yield
                           2720       2924      3378      4512       4989        6948       7767        12435  Spread
                    -----------------------------------------------------------------------------------------
25-04                    32.117     34.057    38.422    49.225     53.865      72.714     80.707      126.647  Yield
                           2704       2908      3361      4490       4965        6914       7728        12366  Spread
                    -----------------------------------------------------------------------------------------
25-08                    31.965     33.904    38.254    49.008     53.626      72.372     80.318      125.965  Yield
                           2689       2893      3344      4468       4941        6879       7689        12298  Spread
                    -----------------------------------------------------------------------------------------
25-12                    31.816     33.753    38.087    48.793     53.389      72.033     79.932      125.288  Yield
                           2674       2878      3327      4447       4918        6845       7650        12230  Spread
                    -----------------------------------------------------------------------------------------
25-16                    31.667     33.603    37.921     48.58     53.153      71.696     79.549      124.618  Yield
                           2659       2863      3311      4425       4894        6812       7612        12163  Spread
                    -----------------------------------------------------------------------------------------
25-20                     31.52     33.454    37.757    48.368      52.92      71.362     79.169      123.953  Yield
                           2645       2848      3294      4404       4871        6778       7574        12096  Spread
                    -----------------------------------------------------------------------------------------

WAL                       17.28     12.847     9.339     5.884      5.081       3.507      3.149        2.093
Mod Durn                  3.211      3.184     2.893     2.249      2.041       1.426      1.252        0.714
Principal Window    Mar02-       Mar02-     Mar02-     Mar02-    Mar02-     Mar02-      Mar02-      Mar02-
                       Dec31      Dec31      Dec31      Dec31     Dec31      Jan30       Apr27       Mar18

FORWARD CURVES: 1YR CMT/1YR LIBOR

LIBOR_1YR           2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243
CMT_1YR             2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040

LIBOR_1YR           3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874
CMT_1YR             2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110

LIBOR_1YR           2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278
CMT_1YR             2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844

LIBOR_1YR           2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300 2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36   2.4300
CMT_1YR             2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300 2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00   2.2300

LIBOR_1YR           2.1400 2.4278 2.5471 2.6874 2.8434 3.0243 3.1823 3.36
CMT_1YR             2.0000 2.1844 2.2867 2.4110 2.5464 2.7040 2.8423 3.00

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - A2B

Coupon       5.058          Dated             2/1/02
Settle       2/21/02        First Payment     3/25/02

PRICE                 5 CPR              10 CPR              15 CPR             20 CPR              25 CPR           30 CPR
                  --------------------------------------------------------------------------------------------------------------
99-12                       5.18               5.18               5.184              5.197               5.218             5.24
                              35                 35                  44                 74                 113              155
                  --------------------------------------------------------------------------------------------------------------
99-16                       5.15               5.15               5.153               5.16               5.172            5.184
                              32                 32                  41                 70                 108              149
                  --------------------------------------------------------------------------------------------------------------
99-20                      5.121              5.121               5.121              5.123               5.126            5.129
                              29                 29                  38                 66                 104              144
                  --------------------------------------------------------------------------------------------------------------
99-24                      5.091              5.091                5.09              5.086                5.08            5.073
                              26                 26                  35                 63                  99              138
                  --------------------------------------------------------------------------------------------------------------
99-28                      5.061              5.061               5.058              5.049               5.034            5.017
                              23                 23                  32                 59                  95              132
                  --------------------------------------------------------------------------------------------------------------
100-00                     5.031              5.031               5.027              5.012               4.988            4.962
                              20                 20                  29                 55                  90              127
                  --------------------------------------------------------------------------------------------------------------
100-04                     5.002              5.002               4.996              4.975               4.942            4.906
                              17                 17                  25                 51                  85              121
                  --------------------------------------------------------------------------------------------------------------
100-08                     4.972              4.972               4.965              4.938               4.896            4.851
                              14                 14                  22                 48                  81              116
                  --------------------------------------------------------------------------------------------------------------
100-12                     4.943              4.943               4.934              4.901                4.85            4.795
                              11                 11                  19                 44                  76              110
                  --------------------------------------------------------------------------------------------------------------
100-16                     4.913              4.913               4.903              4.865               4.805             4.74
                               8                  8                  16                 40                  72              105
                  --------------------------------------------------------------------------------------------------------------
100-20                     4.884              4.884               4.872              4.828               4.759            4.685
                               5                  5                  13                 37                  67               99
                  --------------------------------------------------------------------------------------------------------------

WAL                        4.844              4.844                4.57              3.801                   3            2.443
Mod Durn                   4.204              4.204                3.99              3.375               2.718            2.245
Principal Window  Dec06 - Dec06      Dec06 - Dec06       Oct05 - Dec06      Nov04 - Dec06       Apr04 - Feb06    Nov03 - May05

LIBOR_1YR                   2.42               2.42                2.42               2.42                2.42             2.42
CMT_1YR                     2.22               2.22                2.22               2.22                2.22             2.22

PRICE                   45 CPR           50 CPR            70 CPR
                   ---------------------------------------------------
99-12                        5.316            5.346             5.499 Yield
                               194              197               212 Spread
                   ---------------------------------------------------
99-16                        5.227            5.244             5.331 Yield
                               185              187               195 Spread
                   ---------------------------------------------------
99-20                        5.139            5.142             5.163 Yield
                               176              176               178 Spread
                   ---------------------------------------------------
99-24                         5.05            5.041             4.995 Yield
                               167              166               162 Spread
                   ---------------------------------------------------
99-28                        4.961             4.94             4.827 Yield
                               158              156               145 Spread
                   ---------------------------------------------------
100-00                       4.873            4.839             4.661 Yield
                               149              146               128 Spread
                   ---------------------------------------------------
100-04                       4.785            4.738             4.494 Yield
                               141              136               112 Spread
                   ---------------------------------------------------
100-08                       4.697            4.637             4.328 Yield
                               132              126                95 Spread
                   ---------------------------------------------------
100-12                       4.609            4.537             4.162 Yield
                               123              116                78 Spread
                   ---------------------------------------------------
100-16                       4.521            4.436             3.996 Yield
                               114              106                62 Spread
                   ---------------------------------------------------
100-20                       4.433            4.336             3.831 Yield
                               105               96                45 Spread
                   ---------------------------------------------------

WAL                          1.499            1.304             0.778
Mod Durn                     1.412            1.234             0.747
Principal Window   Mar03 - Feb04    Jan03 - Nov03     Sep02 - Feb03

LIBOR_1YR                  2.42             2.42              2.42
CMT_1YR                    2.22             2.22              2.22

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - PRICE/YIELD - A2A

Balance       $294,447,000.00    Delay           24
Coupon        6.018              Dated           2/1/02
Settle        2/21/02            First Payment   3/25/02

Price             15 CPR           20 CPR          25 CPR         30 CPR          50 CPR          70 CPR
100-28                      5.64           5.585           5.523          5.453           5.077           4.466   Yield
100-28                       144             159             177            191             231             205   Spread
101-00                     5.596           5.536           5.467          5.391           4.979            4.31   Yield
101-00                       140             154             171            184             221             189   Spread
101-04                     5.552           5.486           5.412          5.329           4.881           4.153   Yield
101-04                       135             149             166            178             211             173   Spread
101-08                     5.509           5.438           5.358          5.267           4.784           3.998   Yield
101-08                       131             144             160            172             201             158   Spread
101-12                     5.465           5.389           5.303          5.206           4.687           3.842   Yield
101-12                       126             140             155            166             192             142   Spread
101-16                     5.422            5.34           5.248          5.144            4.59           3.688   Yield
101-16                       122             135             149            160             182             127   Spread
101-20                     5.378           5.291           5.193          5.083           4.493           3.533   Yield
101-20                       118             130             144            154             172             111   Spread
101-24                     5.335           5.243           5.139          5.022           4.396           3.379   Yield
101-24                       113             125             138            147             163              96   Spread
101-28                     5.292           5.194           5.085          4.961             4.3           3.226   Yield
101-28                       109             120             133            141             153              81   Spread
102-00                     5.249           5.146           5.031            4.9           4.204           3.073   Yield
102-00                       105             115             127            135             143              65   Spread
102-04                     5.206           5.098           4.976           4.84           4.108            2.92   Yield
102-04                       101             110             122            129             134              50   Spread
WAL                        3.244           2.867           2.534          2.238           1.367            0.83
Mod Durn                   2.827            2.52           2.247          2.003           1.267           0.794

Principal Window   Mar02 - Dec06   Mar02 - Dec06   Mar02 - Dec06  Mar02 - Dec06   Mar02 - Dec06   Mar02 - Dec06

LIBOR_1YR                   2.42            2.42            2.42           2.42            2.42            2.42
CMT_1YR                     2.22            2.22            2.22           2.22            2.22            2.22

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - CF - A2A - 1 - 15 CPR

15 CPR
LIBOR_1YR=2.4200   CMT_1YR=2.2200

Period       Date        Principal       Interest      Cash Flow       Balance
Total                    294,447,000.00  57,255,311.09 351,702,311.09

       0      21-Feb-02               0              0               0  294,447,000.00
       1      25-Mar-02    4,382,575.08   1,476,602.67    5,859,177.75  290,064,424.92
       2      25-Apr-02    4,321,347.03   1,454,624.82    5,775,971.84  285,743,077.89
       3      25-May-02    4,260,665.23   1,432,954.01    5,693,619.24  281,482,412.65
       4      25-Jun-02    4,200,818.15   1,411,587.51    5,612,405.66  277,281,594.51
       5      25-Jul-02    4,141,794.37   1,390,521.14    5,532,315.51  273,139,800.14
       6      25-Aug-02    4,083,582.67   1,369,750.75    5,453,333.42  269,056,217.46
       7      25-Sep-02    4,026,171.96   1,349,272.28    5,375,444.25  265,030,045.50
       8      25-Oct-02    3,969,551.30   1,329,081.72    5,298,633.02  261,060,494.20
       9      25-Nov-02    3,913,709.90   1,309,175.10    5,222,885.00  257,146,784.30
      10      25-Dec-02    3,858,637.13   1,289,548.51    5,148,185.64  253,288,147.17
      11      25-Jan-03    3,804,322.47   1,270,198.10    5,074,520.57  249,483,824.69
      12      25-Feb-03    3,750,755.59   1,251,120.06    5,001,875.65  245,733,069.10
      13      25-Mar-03    3,697,926.26   1,232,310.65    4,930,236.91  242,035,142.84
      14      25-Apr-03    3,645,824.41   1,213,766.17    4,859,590.58  238,389,318.44
      15      25-May-03    3,594,440.09   1,195,482.97    4,789,923.06  234,794,878.34
      16      25-Jun-03    3,543,763.51   1,177,457.45    4,721,220.97  231,251,114.83
      17      25-Jul-03    3,493,785.00   1,159,686.07    4,653,471.06  227,757,329.83
      18      25-Aug-03    3,444,495.01   1,142,165.31    4,586,660.32  224,312,834.82
      19      25-Sep-03    3,395,884.13   1,124,891.74    4,520,775.86  220,916,950.70
      20      25-Oct-03    3,347,943.08   1,107,861.94    4,455,805.01  217,569,007.62
      21      25-Nov-03    3,300,662.70   1,091,072.55    4,391,735.25  214,268,344.92
      22      25-Dec-03    3,254,033.97   1,074,520.26    4,328,554.23  211,014,310.95
      23      25-Jan-04    3,208,047.96   1,058,201.81    4,266,249.78  207,806,262.98
      24      25-Feb-04    3,162,695.90   1,042,113.97    4,204,809.88  204,643,567.08
      25      25-Mar-04    3,117,969.12   1,026,253.56    4,144,222.68  201,525,597.97
      26      25-Apr-04    3,073,859.05   1,010,617.45    4,084,476.50  198,451,738.92
      27      25-May-04    3,030,357.27     995,202.54    4,025,559.81  195,421,381.65
      28      25-Jun-04    2,987,455.45     980,005.78    3,967,461.23  192,433,926.20
      29      25-Jul-04    2,945,145.39     965,024.17    3,910,169.56  189,488,780.81
      30      25-Aug-04    2,903,418.99     950,254.73    3,853,673.72  186,585,361.82
      31      25-Sep-04    2,862,268.26     935,694.55    3,797,962.80  183,723,093.57
      32      25-Oct-04    2,821,685.32     921,340.72    3,743,026.05  180,901,408.24
      33      25-Nov-04    2,781,662.41     907,190.41    3,688,852.83  178,119,745.83
      34      25-Dec-04    2,742,191.86     893,240.81    3,635,432.67  175,377,553.97
      35      25-Jan-05    2,703,266.10     879,489.15    3,582,755.25  172,674,287.87
      36      25-Feb-05    2,664,877.68     865,932.69    3,530,810.37  170,009,410.19
      37      25-Mar-05    2,627,019.24     852,568.74    3,479,587.98  167,382,390.95
      38      25-Apr-05    2,589,683.52     839,394.65    3,429,078.17  164,792,707.43
      39      25-May-05    2,552,863.36     826,407.78    3,379,271.14  162,239,844.07

Period       Date        Principal       Interest      Cash Flow       Balance
      40      25-Jun-05    2,516,551.71    813,605.57    3,330,157.27  159,723,292.37
      41      25-Jul-05    2,480,741.59    800,985.44    3,281,727.03  157,242,550.78
      42      25-Aug-05    2,445,426.13    788,544.90    3,233,971.03  154,797,124.65
      43      25-Sep-05    2,410,598.56    776,281.46    3,186,880.02  152,386,526.09
      44      25-Oct-05    2,376,252.19    764,192.68    3,140,444.87  150,010,273.90
      45      25-Nov-05    2,342,380.43    752,276.13    3,094,656.56  147,667,893.47
      46      25-Dec-05    2,308,976.77    740,529.45    3,049,506.22  145,358,916.70
      47      25-Jan-06    2,276,034.79    728,950.27    3,004,985.07  143,082,881.90
      48      25-Feb-06    2,243,548.17    717,536.30    2,961,084.47  140,839,333.73
      49      25-Mar-06    2,211,510.66    706,285.24    2,917,795.90  138,627,823.08
      50      25-Apr-06    2,179,916.10    695,194.84    2,875,110.94  136,447,906.98
      51      25-May-06    2,148,758.42    684,262.89    2,833,021.31  134,299,148.56
      52      25-Jun-06    2,118,031.62    673,487.18    2,791,518.80  132,181,116.94
      53      25-Jul-06    1,953,516.30    658,988.40    2,612,504.70  130,227,600.64
      54      25-Aug-06    1,925,785.88    649,250.21    2,575,036.09  128,301,814.76
      55      25-Sep-06    1,898,440.50    639,650.25    2,538,090.75  126,403,374.26
      56      25-Oct-06    1,871,474.89    630,186.59    2,501,661.48  124,531,899.38
      57      25-Nov-06    1,844,883.84    620,857.34    2,465,741.18  122,687,015.54
      58      25-Dec-06  122,687,015.54    611,660.64  123,298,676.17               0

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - CF - A2A - 2 - 20 CPR

20 CPR
LIBOR_1YR=2.4200   CMT_1YR=2.2200

Period       Date         Principal          Interest      Cash Flow       Balance
Total                        294,447,000.00  50,591,705.32 345,038,705.32

       0        21-Feb-02                 0             0               0  294,447,000.00
       1        25-Mar-02      5,898,066.14  1,476,602.67    7,374,668.80  288,548,933.86
       2        25-Apr-02      5,785,654.10  1,447,024.88    7,232,678.98  282,763,279.76
       3        25-May-02      5,675,067.65  1,418,010.82    7,093,078.47  277,088,212.12
       4        25-Jun-02      5,566,566.95  1,389,551.33    6,956,118.28  271,521,645.17
       5        25-Jul-02      5,460,112.91  1,361,635.95    6,821,748.86  266,061,532.26
       6        25-Aug-02      5,355,667.18  1,334,254.41    6,689,921.59  260,705,865.08
       7        25-Sep-02      5,253,192.10  1,307,396.65    6,560,588.75  255,452,672.98
       8        25-Oct-02      5,152,650.72  1,281,052.79    6,433,703.51  250,300,022.26
       9        25-Nov-02      5,054,006.81  1,255,213.11    6,309,219.92  245,246,015.45
      10        25-Dec-02      4,957,224.76  1,229,868.12    6,187,092.88  240,288,790.69
      11        25-Jan-03      4,862,269.67  1,205,008.48    6,067,278.15  235,426,521.02
      12        25-Feb-03      4,769,107.28  1,180,625.01    5,949,732.29  230,657,413.75
      13        25-Mar-03      4,677,703.95  1,156,708.74    5,834,412.68  225,979,709.80
      14        25-Apr-03      4,588,026.68  1,133,250.83    5,721,277.52  221,391,683.12
      15        25-May-03      4,500,043.11  1,110,242.64    5,610,285.75  216,891,640.01
      16        25-Jun-03      4,413,721.44  1,087,675.68    5,501,397.12  212,477,918.57
      17        25-Jul-03      4,329,030.49  1,065,541.59    5,394,572.09  208,148,888.07
      18        25-Aug-03      4,245,939.66  1,043,832.22    5,289,771.89  203,902,948.41
      19        25-Sep-03      4,164,418.92  1,022,539.54    5,186,958.45  199,738,529.49
      20        25-Oct-03      4,084,438.79  1,001,655.66    5,086,094.45  195,654,090.70
      21        25-Nov-03      4,005,970.35    981,172.87    4,987,143.22  191,648,120.36
      22        25-Dec-03      3,928,985.21    961,083.58    4,890,068.80  187,719,135.14
      23        25-Jan-04      3,853,455.54    941,380.37    4,794,835.90  183,865,679.60
      24        25-Feb-04      3,779,353.99    922,055.91    4,701,409.90  180,086,325.62
      25        25-Mar-04      3,706,653.74    903,103.07    4,609,756.81  176,379,671.88
      26        25-Apr-04      3,635,328.47    884,514.80    4,519,843.27  172,744,343.41
      27        25-May-04      3,565,352.35    866,284.22    4,431,636.57  169,178,991.06
      28        25-Jun-04      3,496,700.03    848,404.55    4,345,104.58  165,682,291.03
      29        25-Jul-04      3,429,346.65    830,869.16    4,260,215.81  162,252,944.38
      30        25-Aug-04      3,363,267.78    813,671.54    4,176,939.32  158,889,676.61
      31        25-Sep-04      3,298,439.47    796,805.29    4,095,244.77  155,591,237.13
      32        25-Oct-04      3,234,838.23    780,264.15    4,015,102.38  152,356,398.90
      33        25-Nov-04      3,172,440.98    764,041.95    3,936,482.93  149,183,957.93
      34        25-Dec-04      3,111,225.08    748,132.66    3,859,357.74  146,072,732.85
      35        25-Jan-05      3,051,168.32    732,530.36    3,783,698.69  143,021,564.52
      36        25-Feb-05      2,992,248.91    717,229.24    3,709,478.15  140,029,315.61
      37        25-Mar-05      2,934,445.45    702,223.58    3,636,669.04  137,094,870.16
      38        25-Apr-05      2,877,736.95    687,507.80    3,565,244.76  134,217,133.20
      39        25-May-05      2,633,492.85    673,076.41    3,306,569.26  131,583,640.35

Period       Date         Principal          Interest      Cash Flow       Balance
      40        25-Jun-05      2,582,846.70    659,869.85    3,242,716.56  129,000,793.65
      41        25-Jul-05      2,533,161.81    646,917.28    3,180,079.09  126,467,631.84
      42        25-Aug-05      2,484,420.09    634,213.87    3,118,633.96  123,983,211.75
      43        25-Sep-05      2,436,603.79    621,754.89    3,058,358.68  121,546,607.96
      44        25-Oct-05      2,389,695.50    609,535.70    2,999,231.20  119,156,912.47
      45        25-Nov-05      2,343,678.13    597,551.75    2,941,229.88  116,813,234.33
      46        25-Dec-05      2,298,534.93    585,798.56    2,884,333.49  114,514,699.40
      47        25-Jan-06      2,254,249.42    574,271.76    2,828,521.19  112,260,449.98
      48        25-Feb-06      2,210,805.48    562,967.05    2,773,772.53  110,049,644.50
      49        25-Mar-06      2,168,187.24    551,880.20    2,720,067.44  107,881,457.26
      50        25-Apr-06      2,126,379.17    541,007.07    2,667,386.25  105,755,078.09
      51        25-May-06      2,085,366.01    530,343.61    2,615,709.62  103,669,712.08
      52        25-Jun-06      2,045,132.79    519,885.81    2,565,018.60  101,624,579.29
      53        25-Jul-06      2,006,467.85    506,648.91    2,513,116.76   99,618,111.44
      54        25-Aug-06      1,967,720.54    496,646.49    2,464,367.02   97,650,390.91
      55        25-Sep-06      1,929,710.73    486,837.21    2,416,547.93   95,720,680.18
      56        25-Oct-06      1,892,424.53    477,217.40    2,369,641.92   93,828,255.65
      57        25-Nov-06      1,855,848.29    467,783.45    2,323,631.74   91,972,407.36
      58        25-Dec-06     91,972,407.36    458,531.82   92,430,939.19               0


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - CF - A2A - 3 - 25 CPR

25 CPR
LIBOR_1YR=2.4200   CMT_1YR=2.2200

Period       Date       Principal       Interest      Cash Flow        Balance
Total                   294,447,000.00  44,692,648.67 339,139,648.67

       0      21-Feb-02              0             0               0     294,447,000.00
       1      25-Mar-02   7,503,005.04  1,476,602.67    8,979,607.70     286,943,994.96
       2      25-Apr-02   7,319,974.94  1,438,976.38    8,758,951.32     279,624,020.02
       3      25-May-02   7,141,084.15  1,402,267.95    8,543,352.10     272,482,935.87
       4      25-Jun-02   6,966,525.68  1,366,456.63    8,332,982.31     265,516,410.19
       5      25-Jul-02   6,796,195.11  1,331,520.69    8,127,715.80     258,720,215.08
       6      25-Aug-02   6,629,990.54  1,297,438.93    7,927,429.46     252,090,224.55
       7      25-Sep-02   6,467,812.48  1,264,190.65    7,732,003.13     245,622,412.06
       8      25-Oct-02   6,309,563.88  1,231,755.66    7,541,319.54     239,312,848.18
       9      25-Nov-02   6,155,149.99  1,200,114.26    7,355,264.24     233,157,698.19
      10      25-Dec-02   6,004,478.32  1,169,247.22    7,173,725.54     227,153,219.87
      11      25-Jan-03   5,857,458.64  1,139,135.76    6,996,594.40     221,295,761.24
      12      25-Feb-03   5,714,002.85  1,109,761.59    6,823,764.44     215,581,758.39
      13      25-Mar-03   5,574,024.99  1,081,106.82    6,655,131.81     210,007,733.40
      14      25-Apr-03   5,437,441.16  1,053,154.01    6,490,595.18     204,570,292.23
      15      25-May-03   5,304,169.48  1,025,886.15    6,330,055.63     199,266,122.76
      16      25-Jun-03   5,174,130.01    999,286.62    6,173,416.63     194,091,992.75
      17      25-Jul-03   5,047,244.76    973,339.22    6,020,583.98     189,044,747.99
      18      25-Aug-03   4,923,437.60    948,028.12    5,871,465.72     184,121,310.39
      19      25-Sep-03   4,802,634.24    923,337.89    5,725,972.14     179,318,676.14
      20      25-Oct-03   4,684,762.17    899,253.48    5,584,015.65     174,633,913.97
      21      25-Nov-03   4,569,750.61    875,760.16    5,445,510.78     170,064,163.36
      22      25-Dec-03   4,457,530.50    852,843.61    5,310,374.12     165,606,632.86
      23      25-Jan-04   4,348,034.43    830,489.83    5,178,524.26     161,258,598.43
      24      25-Feb-04   4,241,196.61    808,685.15    5,049,881.76     157,017,401.82
      25      25-Mar-04   4,136,952.84    787,416.24    4,924,369.08     152,880,448.98
      26      25-Apr-04   4,035,240.45    766,670.10    4,801,910.55     148,845,208.53
      27      25-May-04   3,935,998.29    746,434.02    4,682,432.31     144,909,210.23
      28      25-Jun-04   3,839,166.67    726,695.63    4,565,862.30     141,070,043.56
      29      25-Jul-04   3,744,687.35    707,442.83    4,452,130.18     137,325,356.22
      30      25-Aug-04   3,529,943.05    688,663.83    4,218,606.88     133,795,413.16
      31      25-Sep-04   3,441,733.11    670,961.74    4,112,694.85     130,353,680.05
      32      25-Oct-04   3,355,689.01    653,702.00    4,009,391.01     126,997,991.04
      33      25-Nov-04   3,271,758.15    636,873.76    3,908,631.91     123,726,232.88
      34      25-Dec-04   3,189,889.20    620,466.42    3,810,355.62     120,536,343.68
      35      25-Jan-05   3,110,032.06    604,469.64    3,714,501.70     117,426,311.62
      36      25-Feb-05   3,032,137.86    588,873.32    3,621,011.19     114,394,173.76
      37      25-Mar-05   2,844,335.06    573,667.64    3,418,002.70     111,549,838.70
      38      25-Apr-05   2,774,464.46    559,403.75    3,333,868.21     108,775,374.24
      39      25-May-05   2,706,295.17    545,490.25    3,251,785.43     106,069,079.07

Period       Date       Principal       Interest      Cash Flow        Balance
      40      25-Jun-05   2,639,786.05    531,918.61    3,171,704.66     103,429,293.02
      41      25-Jul-05   2,574,896.92    518,680.51    3,093,577.43     100,854,396.10
      42      25-Aug-05   2,511,588.59    505,767.81    3,017,356.40      98,342,807.50
      43      25-Sep-05   2,449,822.80    493,172.59    2,942,995.39      95,892,984.70
      44      25-Oct-05   2,389,562.22    480,887.11    2,870,449.33      93,503,422.48
      45      25-Nov-05   2,330,770.40    468,903.84    2,799,674.24      91,172,652.07
      46      25-Dec-05   2,273,411.80    457,215.39    2,730,627.19      88,899,240.27
      47      25-Jan-06   2,217,451.71    445,814.59    2,663,266.30      86,681,788.57
      48      25-Feb-06   2,162,856.26    434,694.42    2,597,550.67      84,518,932.31
      49      25-Mar-06   2,109,592.40    423,848.03    2,533,440.44      82,409,339.91
      50      25-Apr-06   2,057,627.89    413,268.76    2,470,896.65      80,351,712.02
      51      25-May-06   2,006,931.24    402,950.08    2,409,881.32      78,344,780.78
      52      25-Jun-06   1,957,471.74    392,885.63    2,350,357.37      76,387,309.04
      53      25-Jul-06   1,909,819.79    380,828.61    2,290,648.39      74,477,489.25
      54      25-Aug-06   1,862,716.50    371,307.81    2,234,024.32      72,614,772.75
      55      25-Sep-06   1,816,763.60    362,021.83    2,178,785.43      70,798,009.15
      56      25-Oct-06   1,771,933.20    352,964.91    2,124,898.11      69,026,075.95
      57      25-Nov-06   1,728,198.07    344,131.47    2,072,329.54      67,297,877.88
      58      25-Dec-06  67,297,877.88    335,516.05   67,633,393.93                  0

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - CF - A2A - 4 - 30 CPR

30 CPR
LIBOR_1YR=2.4200   CMT_1YR=2.2200

Period       Date      Principal       Interest      Cash Flow       Balance
Total                   294,447,000.00  39,454,920.61 333,901,920.61

       0      21-Feb-02              0             0               0  294,447,000.00
       1      25-Mar-02   9,209,195.30  1,476,602.67   10,685,797.96  285,237,804.70
       2      25-Apr-02   8,932,577.17  1,430,420.12   10,362,997.29  276,305,227.53
       3      25-May-02   8,663,932.58  1,385,624.76   10,049,557.34  267,641,294.96
       4      25-Jun-02   8,403,315.21  1,342,176.61    9,745,491.82  259,237,979.74
       5      25-Jul-02   8,150,486.08  1,300,035.41    9,450,521.49  251,087,493.66
       6      25-Aug-02   7,905,213.27  1,259,162.10    9,164,375.37  243,182,280.39
       7      25-Sep-02   7,667,271.76  1,219,518.78    8,886,790.55  235,515,008.63
       8      25-Oct-02   7,436,443.22  1,181,068.71    8,617,511.93  228,078,565.41
       9      25-Nov-02   7,212,515.78  1,143,776.19    8,356,291.97  220,866,049.63
      10      25-Dec-02   6,995,283.87  1,107,606.64    8,102,890.50  213,870,765.76
      11      25-Jan-03   6,784,548.03  1,072,526.46    7,857,074.48  207,086,217.74
      12      25-Feb-03   6,580,114.71  1,038,503.08    7,618,617.79  200,506,103.03
      13      25-Mar-03   6,381,796.11  1,005,504.91    7,387,301.02  194,124,306.92
      14      25-Apr-03   6,189,410.03    973,501.26    7,162,911.29  187,934,896.88
      15      25-May-03   6,002,779.66    942,462.40    6,945,242.05  181,932,117.23
      16      25-Jun-03   5,821,733.43    912,359.45    6,734,092.88  176,110,383.80
      17      25-Jul-03   5,646,104.89    883,164.43    6,529,269.31  170,464,278.91
      18      25-Aug-03   5,475,732.53    854,850.14    6,330,582.67  164,988,546.39
      19      25-Sep-03   5,310,459.63    827,390.25    6,137,849.88  159,678,086.76
      20      25-Oct-03   5,150,134.13    800,759.17    5,950,893.30  154,527,952.63
      21      25-Nov-03   4,994,608.50    774,932.10    5,769,540.60  149,533,344.13
      22      25-Dec-03   4,843,739.58    749,884.96    5,593,624.54  144,689,604.55
      23      25-Jan-04   4,697,388.47    725,594.40    5,422,982.87  139,992,216.08
      24      25-Feb-04   4,555,420.39    702,037.76    5,257,458.16  135,436,795.68
      25      25-Mar-04   4,265,321.46    679,193.08    4,944,514.54  131,171,474.23
      26      25-Apr-04   4,134,301.87    657,803.19    4,792,105.05  127,037,172.36
      27      25-May-04   4,007,247.12    637,070.34    4,644,317.46  123,029,925.24
      28      25-Jun-04   3,884,038.33    616,974.65    4,501,012.98  119,145,886.91
      29      25-Jul-04   3,764,560.17    597,496.83    4,362,057.00  115,381,326.74
      30      25-Aug-04   3,648,700.73    578,618.17    4,227,318.90  111,732,626.01
      31      25-Sep-04   3,536,351.45    560,320.53    4,096,671.98  108,196,274.56
      32      25-Oct-04   3,427,407.01    542,586.30    3,969,993.31  104,768,867.55
      33      25-Nov-04   3,321,765.21    525,398.41    3,847,163.62  101,447,102.34
      34      25-Dec-04   3,219,326.92    508,740.30    3,728,067.21   98,227,775.42
      35      25-Jan-05   3,119,995.96    492,595.89    3,612,591.85   95,107,779.47
      36      25-Feb-05   3,023,679.01    476,949.62    3,500,628.63   92,084,100.46
      37      25-Mar-05   2,804,393.63    461,786.35    3,266,179.99   89,279,706.82
      38      25-Apr-05   2,719,664.58    447,722.77    3,167,387.35   86,560,042.24
      39      25-May-05   2,637,479.69    434,084.09    3,071,563.78   83,922,562.55

Period       Date      Principal       Interest      Cash Flow       Balance
      40      25-Jun-05   2,557,762.95    420,857.55    2,978,620.51   81,364,799.60
      41      25-Jul-05   2,480,440.59    408,030.78    2,888,471.37   78,884,359.01
      42      25-Aug-05   2,405,441.04    395,591.77    2,801,032.82   76,478,917.96
      43      25-Sep-05   2,332,694.88    383,528.87    2,716,223.75   74,146,223.09
      44      25-Oct-05   2,262,134.72    371,830.78    2,633,965.50   71,884,088.36
      45      25-Nov-05   2,193,695.22    360,486.54    2,554,181.75   69,690,393.15
      46      25-Dec-05   2,127,312.95    349,485.50    2,476,798.45   67,563,080.20
      47      25-Jan-06   2,062,926.38    338,817.37    2,401,743.75   65,500,153.82
      48      25-Feb-06   2,000,475.84    328,472.12    2,328,947.96   63,499,677.98
      49      25-Mar-06   1,939,903.39    318,440.06    2,258,343.44   61,559,774.59
      50      25-Apr-06   1,881,152.85    308,711.75    2,189,864.60   59,678,621.74
      51      25-May-06   1,824,169.71    299,278.07    2,123,447.77   57,854,452.03
      52      25-Jun-06   1,768,901.06    290,130.15    2,059,031.21   56,085,550.97
      53      25-Jul-06   1,715,733.90    279,614.28    1,995,348.18   54,369,817.07
      54      25-Aug-06   1,663,715.87    271,060.94    1,934,776.80   52,706,101.20
      55      25-Sep-06   1,613,264.08    262,766.91    1,876,030.99   51,092,837.12
      56      25-Oct-06   1,564,331.63    254,724.38    1,819,056.01   49,528,505.49
      57      25-Nov-06   1,516,873.02    246,925.78    1,763,798.80   48,011,632.47
      58      25-Dec-06  48,011,632.47    239,363.76   48,250,996.23               0

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - CF - A2A - 5 - 50 CPR

50 CPR
LIBOR_1YR=2.4200   CMT_1YR=2.2200

Period       Date      Principal      Interest      Cash Flow        Balance
Total                   294,447,000.00  24,014,923.88  318,461,923.88

       0      21-Feb-02              0              0               0     294,447,000.00
       1      25-Mar-02  17,390,997.29   1,476,602.67   18,867,599.96     277,056,002.71
       2      25-Apr-02  16,400,451.31   1,389,389.74   17,789,841.05     260,655,551.40
       3      25-May-02  15,465,935.96   1,307,144.24   16,773,080.20     245,189,615.44
       4      25-Jun-02  14,584,552.70   1,229,585.17   15,814,137.87     230,605,062.74
       5      25-Jul-02  13,753,284.41   1,156,446.08   14,909,730.49     216,851,778.33
       6      25-Aug-02  12,969,285.07   1,087,475.67   14,056,760.74     203,882,493.26
       7      25-Sep-02  12,229,870.14   1,022,436.87   13,252,307.01     191,652,623.12
       8      25-Oct-02  11,532,507.33     961,106.12   12,493,613.44     180,120,115.79
       9      25-Nov-02  10,874,808.00     903,272.52   11,778,080.52     169,245,307.79
      10      25-Dec-02  10,254,519.07     848,737.17   11,103,256.24     158,990,788.72
      11      25-Jan-03   9,669,515.25     797,312.47   10,466,827.72     149,321,273.47
      12      25-Feb-03   9,117,791.87     748,821.46    9,866,613.32     140,203,481.60
      13      25-Mar-03   8,301,614.82     703,097.24    9,004,712.06     131,901,866.78
      14      25-Apr-03   7,819,795.70     661,466.02    8,481,261.73     124,082,071.08
      15      25-May-03   7,365,646.41     622,251.05    7,987,897.46     116,716,424.67
      16      25-Jun-03   6,937,587.30     585,313.55    7,522,900.85     109,778,837.37
      17      25-Jul-03   6,534,128.56     550,522.70    7,084,651.26     103,244,708.81
      18      25-Aug-03   6,153,865.19     517,755.13    6,671,620.32      97,090,843.62
      19      25-Sep-03   5,795,472.10     486,894.51    6,282,366.61      91,295,371.52
      20      25-Oct-03   5,457,699.64     457,831.17    5,915,530.82      85,837,671.87
      21      25-Nov-03   5,139,369.29     430,461.71    5,569,831.00      80,698,302.58
      22      25-Dec-03   4,839,369.61     404,688.62    5,244,058.23      75,858,932.97
      23      25-Jan-04   4,556,652.45     380,419.98    4,937,072.43      71,302,280.53
      24      25-Feb-04   4,290,229.34     357,569.12    4,647,798.46      67,012,051.18
      25      25-Mar-04   4,039,168.13     336,054.33    4,375,222.46      62,972,883.05
      26      25-Apr-04   3,802,589.76     315,798.56    4,118,388.32      59,170,293.30
      27      25-May-04   3,579,665.23     296,729.20    3,876,394.43      55,590,628.07
      28      25-Jun-04   3,369,612.81     278,777.77    3,648,390.58      52,221,015.26
      29      25-Jul-04   3,171,695.31     261,879.72    3,433,575.02      49,049,319.95
      30      25-Aug-04   2,985,217.56     245,974.19    3,231,191.74      46,064,102.39
      31      25-Sep-04   2,809,524.02     231,003.81    3,040,527.83      43,254,578.38
      32      25-Oct-04   2,643,996.54     216,914.51    2,860,911.05      40,610,581.83
      33      25-Nov-04   2,488,052.22     203,655.30    2,691,707.52      38,122,529.61
      34      25-Dec-04   2,341,141.41     191,178.13    2,532,319.54      35,781,388.20
      35      25-Jan-05   2,202,745.82     179,437.69    2,382,183.50      33,578,642.39
      36      25-Feb-05   2,072,376.72     168,391.28    2,240,768.00      31,506,265.66
      37      25-Mar-05   1,804,128.46     157,998.65    1,962,127.11      29,702,137.20
      38      25-Apr-05   1,701,038.80     148,951.24    1,849,990.04      28,001,098.40
      39      25-May-05   1,603,828.79     140,420.81    1,744,249.60      26,397,269.62

Period       Date      Principal      Interest      Cash Flow        Balance
      40      25-Jun-05  1,512,163.64     132,377.87  1,644,541.51      24,885,105.98
      41      25-Jul-05  1,425,727.60     124,794.62  1,550,522.22      23,459,378.38
      42      25-Aug-05  1,344,222.86     117,644.83  1,461,867.69      22,115,155.52
      43      25-Sep-05  1,267,368.57     110,903.77  1,378,272.34      20,847,786.95
      44      25-Oct-05  1,194,899.83     104,548.13  1,299,447.96      19,652,887.12
      45      25-Nov-05  1,126,566.81      98,555.90  1,225,122.71      18,526,320.31
      46      25-Dec-05  1,062,133.89      92,906.35  1,155,040.25      17,464,186.42
      47      25-Jan-06  1,001,378.87      87,579.93  1,088,958.80      16,462,807.55
      48      25-Feb-06    944,092.17      82,558.18  1,026,650.35      15,518,715.38
      49      25-Mar-06    890,076.14      77,823.71    967,899.85      14,628,639.24
      50      25-Apr-06    839,144.38      73,360.13    912,504.51      13,789,494.85
      51      25-May-06    791,121.09      69,151.96    860,273.05      12,998,373.76
      52      25-Jun-06    745,840.49      65,184.61    811,025.10      12,252,533.27
      53      25-Jul-06    703,239.31      61,084.95    764,324.27      11,549,293.96
      54      25-Aug-06    662,973.39      57,579.05    720,552.44      10,886,320.57
      55      25-Sep-06    625,008.16      54,273.88    679,282.04      10,261,312.41
      56      25-Oct-06    589,212.41      51,157.98    640,370.39       9,672,100.00
      57      25-Nov-06    555,462.40      48,220.53    603,682.93       9,116,637.60
      58      25-Dec-06  9,116,637.60      45,451.33  9,162,088.93                  0

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0201 - CF - A2A - 6 - 70 CPR

70 CPR
LIBOR_1YR=2.4200   CMT_1YR=2.2200

Period       Date       Principal      Interest      Cash Flow       Balance
Total                     294,447,000.00   14,507,375.00    308,954,375.00

      0       21-Feb-02                0               0                 0    294,447,000.00
      1       25-Mar-02    29,382,085.62    1,476,602.67     30,858,688.28    265,064,914.38
      2       25-Apr-02    26,552,457.40    1,329,256.43     27,881,713.83    238,512,456.98
      3       25-May-02    23,994,850.38    1,196,100.30     25,190,950.69    214,517,606.60
      4       25-Jun-02    21,683,370.87    1,075,770.14     22,759,141.02    192,834,235.73
      5       25-Jul-02    19,594,343.58      967,031.66     20,561,375.24    173,239,892.14
      6       25-Aug-02    17,706,369.58      868,769.30     18,575,138.88    155,533,522.57
      7       25-Sep-02    16,000,107.51      779,974.81     16,780,082.32    139,533,415.05
      8       25-Oct-02    13,952,311.75      699,736.93     14,652,048.69    125,581,103.30
      9       25-Nov-02    12,583,845.72      629,768.41     13,213,614.13    112,997,257.58
     10       25-Dec-02    11,348,313.40      566,662.52     11,914,975.92    101,648,944.18
     11       25-Jan-03    10,232,866.00      509,752.61     10,742,618.62     91,416,078.18
     12       25-Feb-03     9,225,893.29      458,436.49      9,684,329.78     82,190,184.89
     13       25-Mar-03     8,316,904.35      412,170.17      8,729,074.52     73,873,280.54
     14       25-Apr-03     7,496,419.89      370,462.27      7,866,882.16     66,376,860.65
     15       25-May-03     6,755,874.82      332,868.97      7,088,743.79     59,620,985.82
     16       25-Jun-03     6,087,530.27      298,989.38      6,386,519.65     53,533,455.55
     17       25-Jul-03     5,484,394.00      268,461.42      5,752,855.42     48,049,061.55
     18       25-Aug-03     4,940,148.54      240,958.09      5,181,106.63     43,108,913.01
     19       25-Sep-03     4,449,086.19      216,184.06      4,665,270.25     38,659,826.82
     20       25-Oct-03     4,006,050.26      193,872.63      4,199,922.89     34,653,776.56
     21       25-Nov-03     3,606,382.03      173,782.95      3,780,164.98     31,047,394.53
     22       25-Dec-03     3,245,872.76      155,697.54      3,401,570.30     27,801,521.77
     23       25-Jan-04     2,920,720.31      139,420.03      3,060,140.34     24,880,801.46
     24       25-Feb-04     2,627,489.99      124,773.10      2,752,263.08     22,253,311.47
     25       25-Mar-04     2,363,079.09      111,596.67      2,474,675.75     19,890,232.38
     26       25-Apr-04     2,124,684.92       99,746.22      2,224,431.14     17,765,547.46
     27       25-May-04     1,909,775.89       89,091.27      1,998,867.16     15,855,771.57
     28       25-Jun-04     1,716,065.31       79,514.06      1,795,579.38     14,139,706.26
     29       25-Jul-04     1,541,487.83       70,908.28      1,612,396.11     12,598,218.42
     30       25-Aug-04     1,384,178.04       63,177.97      1,447,356.01     11,214,040.38
     31       25-Sep-04     1,242,451.21       56,236.55      1,298,687.76      9,971,589.17
     32       25-Oct-04     1,114,785.84       50,005.86      1,164,791.69      8,856,803.33
     33       25-Nov-04       999,807.88       44,415.39      1,044,223.27      7,856,995.45
     34       25-Dec-04       896,276.55       39,401.52        935,678.07      6,960,718.90
     35       25-Jan-05       803,071.42       34,906.84        837,978.27      6,157,647.48
     36       25-Feb-05       719,180.80       30,879.57        750,060.37      5,438,466.67
     37       25-Mar-05       525,092.43       27,273.00        552,365.43      4,913,374.25
     38       25-Apr-05       474,428.70       24,639.75        499,068.45      4,438,945.54
     39       25-May-05       428,650.16       22,260.57        450,910.73      4,010,295.38

Period       Date       Principal      Interest      Cash Flow       Balance
     40       25-Jun-05     387,286.05    20,110.96      407,397.01    3,623,009.33
     41       25-Jul-05     349,910.93    18,168.78      368,079.71    3,273,098.40
     42       25-Aug-05     316,140.35    16,414.04      332,554.39    2,956,958.05
     43       25-Sep-05     285,626.89    14,828.65      300,455.54    2,671,331.16
     44       25-Oct-05     258,056.61    13,396.27      271,452.88    2,413,274.56
     45       25-Nov-05     233,145.78    12,102.16      245,247.94    2,180,128.78
     46       25-Dec-05     210,638.04    10,932.98      221,571.02    1,969,490.73
     47       25-Jan-06     190,301.72     9,876.66      200,178.38    1,779,189.01
     48       25-Feb-06     171,927.45     8,922.33      180,849.78    1,607,261.56
     49       25-Mar-06     155,326.06     8,060.14      163,386.20    1,451,935.50
     50       25-Apr-06     140,326.60     7,281.21      147,607.81    1,311,608.91
     51       25-May-06     126,774.59     6,577.49      133,352.08    1,184,834.32
     52       25-Jun-06     114,530.44     5,941.74      120,472.18    1,070,303.88
     53       25-Jul-06     103,475.81     5,336.00      108,811.81      966,828.06
     54       25-Aug-06      93,479.65     4,820.13       98,299.78      873,348.41
     55       25-Sep-06      84,448.46     4,354.09       88,802.55      788,899.95
     56       25-Oct-06      76,289.15     3,933.08       80,222.23      712,610.80
     57       25-Nov-06      68,917.61     3,552.74       72,470.35      643,693.20
     58       25-Dec-06     643,693.20     3,209.16      646,902.35               0

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